                                                                EXHIBIT 10.1


                          [MCA FINANCIAL CORP. LOGO]




                             MCA FINANCIAL CORP.
                           MCA MORTGAGE CORPORATION
                       MORTGAGE CORPORATION OF AMERICA
                    MORTGAGE CORPORATION OF AMERICA, INC.



--------------------------------------------------------------------------------


                                 $160,000,000


                             10/97 SENIOR SECURED
                          WAREHOUSE CREDIT AGREEMENT


                         DATED AS OF OCTOBER 31, 1997


--------------------------------------------------------------------------------

                       A SYNDICATE OF WAREHOUSE LENDERS
                  TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                               WAREHOUSE AGENT




[CHASE LOGO]                                          [TEXAS COMMERCE BANK LOGO]

                                                              DUPLICATE ORIGINAL
                                                                VOLUME I OF II

                              LIST OF DOCUMENTS
             FOR 10/97 SENIOR SECURED WAREHOUSE CREDIT AGREEMENT
               FOR MCA FINANCIAL CORP AND AFFILIATED COMPANIES

1. 10/97 SENIOR SECURED WAREHOUSE CREDIT AGREEMENT dated as of October 31, 1997 among MCA Financial Corp., MCA Mortgage Corporation, Mortgage Corporation of America (the "Borrowers") and Mortgage Corporation of America, Inc. (collectively with the Borrowers, the "Companies"), the Warehouse Agent and the Warehouse Lenders, all of the capitalized terms in which have the same meanings when used in this list, with the following:

        Exhibits:
        --------
        A      -        Collateral Conversion Notice form
        B      -        Release Request form
        C      -        Request for Advance form
        D      -        Submission List form
        E-1    -        form for Warehouse Notes other than the Swing Line Note
        E-2    -        form for the Swing Line Note
        F      -        Take-out Report form
        G-1    -        Warehouse Security Agreement form
        G-2    -        UCC-1 Financing Statement form
        H      -        Opinion of Borrowers' Counsel form
        I-1    -        Disbursement Request Certificate - for refinancing
                        Eligible Warehouse Collateral
        I-2    -        Disbursement Request Certificate - for financing new
                        Eligible Warehouse Collateral
        I-3    -        Disbursement Request Certificate - for supplemental
                        Borrowing
        J      -        Warehouse Collateral Certificate form
        K      -        Assignment and Assumption Agreement form
        L      -        Amendment form

        Schedules:
        ---------
        AG     -        Applicable Guidelines
        AI     -        Approved Investors
        BB     -        Borrowing Base Calculations
        CP     -        Collateral Procedures
        EC     -        Eligibility Conditions
        LC     -        the Lenders' Committed Sums and Funding Share Fractions
        2.3    -        terms of the Companies' liability for Borrowings by
                        other Companies
        10.2(b)-        Borrowing Base Certificate
        11.1   -        Subsidiaries
        11.4   -        Litigation and Judgements
        12.2(d)-        Management Report
        12.12  -        Senior Management
        12.15  -        Shareholders
        13.4   -        Existing indebtedness
        13.6   -        Existing Liens
        13.13  -        Affiliate Transactions

2.      WAREHOUSE NOTES payable to the order of:
        a.      Texas Commerce Bank National Association ($37,500,000)
        b.      Residential Funding Corporation ($37,500,000)
        c.      Guaranty Federal Bank, F.S.B. ($25,000,000)
        d.      Bank One, Texas, N.A. ($20,000,000)
        e.      The Bank of New York ($20,000,000)
        f.      LaSalle National Bank ($20,000,000)
        g.      Texas Commerce Bank National Association (Swing Line Note,
                $30,000,000)

3.      CUSTODY AGREEMENT

4.      WAREHOUSE SECURITY AGREEMENT

5.      WAREHOUSE FINANCING STATEMENTS
        a.      MCA Financial Corp. (for filing with Michigan Secretary of
                State)
        b.      MCA Mortgage Corporation (for filing with Michigan Secretary of
                State)
        c. Mortgage Corporation of America (for filing with Michigan Secretary of State)
        d. Mortgage Corporation of America, Inc. (for filing with Michigan Secretary of State)

6. DISBURSEMENT REQUEST CERTIFICATE - for initial Borrowing (to refinance Eligible Warehouse Collateral currently financed under Texas Commerce Bank National Association-only warehouse credit agreement).

7. ASSIGNMENTS OF EXISTING TEXAS COMMERCE BANK NATIONAL ASSOCIATION FINANCING STATEMENTS giving notice of that bank's security interests in the Collateral for this facility that presently secures a Texas Commerce-only warehouse credit facility for the Companies.

8. REQUEST FOR APPROVAL, AND APPROVAL, of Senior Lender by the Board of Trustees of the Policemen and Firemen Retirement System of the City of Detroit, as subordinated lender to the Companies pursuant to $15 million Subordinated Promissory Note (Term Loan) dated July 18, 1996

9. OFFICERS' CERTIFICATE for MCA Financial Corp., accompanied by corporate documents

10. OFFICERS' CERTIFICATE for MCA Mortgage Corporation, accompanied by corporate documents

11. OFFICERS' CERTIFICATE for Mortgage Corporation of America, accompanied by corporate documents

12. OFFICERS' CERTIFICATE for Mortgage Corporation of America, Inc., accompanied by corporate documents

13. CERTIFICATE of the Chief Financial Officer of MCA Financial Corp., certifying to a true and correct copy of the December 30, 1994, Indenture relating to the 11% Asset-Backed Subordinated Debentures, Series 1994, Due June 30, 2000, accompanied by Indenture

14.     OPINION of Butzel Long, as counsel to Companies, addressed to Warehouse
        Agent

15. OPINION of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P., as special counsel, addressed to Warehouse Agent

                10/97 SENIOR SECURED WAREHOUSE CREDIT AGREEMENT



                                      AMONG



                              MCA FINANCIAL CORP.,
                          MCA MORTGAGE CORPORATION, and
                        MORTGAGE CORPORATION OF AMERICA,
                                as the Borrowers

                                  together with

                      MORTGAGE CORPORATION OF AMERICA, INC.

                        as, collectively, the Companies,


                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                               as Warehouse Agent,

                                       and

                                CERTAIN LENDERS,
                              as Warehouse Lenders


                                  $160,000,000



                          DATED AS OF OCTOBER 31, 1997

                                TABLE OF CONTENTS


1.  DEFINITIONS...................................................................................................2
                  1.1      Defined Terms..........................................................................2
                  1.2      Definitions for Interest Calculations.................................................26
                  1.3      Accounting Terms.  ...................................................................31
                  1.4      Singular and Plural.  ................................................................31
                  1.5      Certain Matters of Construction.  ....................................................31

2.  MULTIPLE COMPANIES; MCAI-OHIO'S COLLATERAL...................................................................32
                  2.1      Companies.............................................................................32
                  2.2      Basis for Structure...................................................................32
                  2.3      Joint and Several Obligation..........................................................32
                  2.4      Contribution Rights...................................................................33
                  2.5      MCAI-Ohio's Consent to Pledge of its Collateral by MCAFC;
                           the Borrowers' Promise to Make Loan Proceeds
                           Proportionately Available to MCAI-Ohio; Further Assurances
                           Concerning Collateral.................................................................33

3.  WAREHOUSE LENDERS' COMMITMENTS...............................................................................34
                  3.1      Revolving Credit Commitments.  .......................................................34
                  3.2      Expiration or Termination of the Commitments..........................................35
                  3.3      Limitations on Borrowings.............................................................35

4.  SWING LINE COMMITMENT........................................................................................37
                  4.1      Swing Loans...........................................................................37
                  4.2      Swing Line Note and Interest on Swing Loans...........................................37

5.  BORROWING PROCEDURES.........................................................................................37
                  5.1      Request for Advance to Refinance Certain Existing Debt................................37
                  5.2      Requests for Revolving Loans for Originations and Acquisitions........................38
                  5.3      Request for Supplemental Borrowing Against Eligible Collateral's
                           Collateral Value......................................................................38
                  5.4      Requests Are Both for Swing Loans and Revolving Loans.................................39
                  5.5      Initial Funding of Revolving Loans under the Swing Line;
                           Refinancing of Swing Loans............................................................39
                  5.6      Requests for Advance Due by 4 PM......................................................40
                  5.7      New Collateral (If Any) Due by 11:00 AM on the Day of a Requested
                           Revolving Loan........................................................................40
                  5.8      If a Request for Advance or New Collateral Papers are Received Late;
                           Waiver of Claim for Any Late Funding..................................................41



6.  THE REVOLVING CREDIT NOTES...................................................................................41

7.  INTEREST RATES; ADDITIONAL COSTS AND FEES....................................................................41
                  7.1      Interest..............................................................................41
                  7.2      Maximum Rate..........................................................................42
                  7.3      Additional Costs......................................................................42
                  7.4      Change in Laws........................................................................43
                  7.5      Chief Credit Officer's Certificate Conclusive.........................................43
                  7.6      Facility Fee..........................................................................44
                  7.7      Agent's Fee...........................................................................44
                  7.8      Custodian's Fee.......................................................................44
                  7.9      Other Fees and Expenses...............................................................44

8.  INTEREST AND PRINCIPAL PAYMENTS; DISTRIBUTIONS...............................................................45
                  8.1      Payments..............................................................................45
                  8.2      Pro Rata Distribution of Payments.....................................................47
                  8.3      Changes in Commitments and Prepayments................................................47
                  8.4      Acceptance and Application of Payments................................................48
                  8.5      Invalidated Payments..................................................................48

9.  COLLATERAL...................................................................................................49
                  9.1      Security Interest.....................................................................49
                  9.2      Delivery of Additional Collateral or Mandatory Prepayment.............................49
                  9.3      Right of Redemption From Pledge.......................................................49
                  9.4      Releases of Pledged Loans Sold or Securitized.........................................50
                  9.5      Return of Collateral at End of Commitment.............................................52

10.  CONDITIONS PRECEDENT........................................................................................52
                  10.1     Initial Revolving Loan................................................................52
                  10.2     Conditions to All Disbursements.  ....................................................54

11.  WARRANTIES AND REPRESENTATIONS..............................................................................57
                  11.1     Corporate Existence and Power.  ......................................................57
                  11.2     Authorization and Approvals.  ........................................................57
                  11.3     Valid and Binding Agreement.  ........................................................58
                  11.4     Actions, Suits or Proceedings.........................................................58
                  11.5     No Liens, Pledges, Mortgages or Security Interests.  .................................58
                  11.6     Financial Statements.  ...............................................................58
                  11.7     Financial Condition.  ................................................................59
                  11.8     The Companies Have Paid Taxes.  ......................................................59
                  11.9     Compliance with Laws.  ...............................................................59
                  11.10    Margin Stock.  .......................................................................59
                  11.11    No Pension Funding Deficiency.  ......................................................59



                  11.12    Approved Lender, Mortgagee, Issuer and Servicer.  ....................................59
                  11.13    Investment Company.  .................................................................60
                  11.14    Misrepresentation.  ..................................................................60

12.  AFFIRMATIVE COVENANTS.......................................................................................60
                  12.1     Pay Revolving Credit Notes............................................................60
                  12.2     Furnish Financial and Other Information...............................................60
                  12.3     Insurance.  ..........................................................................62
                  12.4     Pay Taxes.  ..........................................................................63
                  12.5     Maintain Corporation, Business and Approved Statuses.  ...............................63
                  12.6     Maintain Net Worth....................................................................63
                  12.7     Limit Leverage........................................................................64
                  12.8     Maintain Servicing Portfolio Level....................................................64
                  12.9     Maintain Fixed Charges Coverage Ratio.................................................64
                  12.10    ERISA.  ..............................................................................64
                  12.11    Use of Loan Proceeds.  ...............................................................64
                  12.12    Senior Management.  ..................................................................64
                  12.13    Accounting; Access to Records, Books, Etc.  ..........................................64
                  12.14    Further Assurances.  .................................................................65
                  12.15    Shareholder Changes.  ................................................................65

13.  NEGATIVE COVENANTS..........................................................................................65
                  13.1     Dividends.  ..........................................................................65
                  13.2     Stock Acquisition.  ..................................................................66
                  13.3     Liens and Encumbrances.  .............................................................66
                  13.4     Indebtedness.  .......................................................................66
                  13.5     Extension of Credit.  ................................................................66
                  13.6     Guarantee Obligations.  ..............................................................67
                  13.7     Subordinate Indebtedness.  ...........................................................67
                  13.8     Property Transfer; Merger or Lease-Back.  ............................................67
                  13.9     Nature of Business.  .................................................................68
                  13.10    Acquire Securities.  .................................................................68
                  13.11    Acquire Fixed Assets.  ...............................................................68
                  13.12    Pension Plans.  ......................................................................68
                  13.13    Affiliate Transactions.  .............................................................68
                  13.14    Servicing Matters.  ..................................................................69
                  13.15    Misrepresentation.  ..................................................................69

14.  EVENTS OF DEFAULT; REMEDIES; APPLICATION OF PROCEEDS........................................................69
                  14.1     Events of Default.  ..................................................................69
                  14.2     Automatic Termination and Acceleration.  .............................................71
                  14.3     Acceleration for Other Default........................................................71
                  14.4     Remedies; Remedies Are Cumulative ....................................................71



                  14.5     Agent and Lenders Not Liable; Waiver of Claims........................................72
                  14.6     Waiver of Possible Implied Obligations................................................72
                  14.7     Protective Advances...................................................................72
                  14.8     Delay Not Waiver......................................................................72
                  14.9     Application of Proceeds. .............................................................73
                  14.10    Concerning Obligations Payable Upon Demand............................................74
                  14.11    Marshaling............................................................................74
                  14.12    Cure or Waiver........................................................................74

15.  RELATIONSHIPS AMONG THE AGENT AND THE LENDERS...............................................................74
                  15.1     Agent's Duties........................................................................74
                  15.2     Actions Requiring All Lenders' Consent................................................75
                  15.4     Agent's Discretionary Actions.........................................................77
                  15.5     Lenders' Cooperation..................................................................77
                  15.6     Lenders' Sharing Arrangement..........................................................78
                  15.7     Lenders' Acknowledgment...............................................................78
                  15.8     Agent's Representations to Lenders....................................................78
                  15.9     Agent's Duty of Care, Express Negligence Waiver and Release...........................79
                  15.10    Calculations of Shares of Principal and Other Sums....................................79
                  15.11    Qualifications of the Warehouse Agent.................................................80
                  15.12    Resignation of the Warehouse Agent....................................................80
                  15.13    Removal of the Warehouse Agent........................................................80
                  15.14    Effective Date of Resignation or Removal..............................................81
                  15.15    Successor Agent.......................................................................81
                  15.16    Merger of the Warehouse Agent.........................................................81
                  15.17    Participation; Assignment.............................................................81
                  15.18    Beneficiaries of this Section.........................................................84

16.  REIMBURSEMENT OF EXPENSES; INDEMNITY........................................................................84
                  16.1     Pay Negotiation and Administration Costs..............................................84
                  16.2     Pay Certain Taxes.....................................................................84
                  16.3     Expenses; Indemnification.  ..........................................................84

17.  MISCELLANEOUS...............................................................................................85
                  17.1     Items to Be Satisfactory to the Warehouse Agent.......................................85
                  17.2     Usury Not Intended; Credit or Refund of Any Excess Payments...........................85
                  17.3     Independent Rights.  .................................................................86
                  17.4     Covenant Independence.  ..............................................................86
                  17.5     Relationship of the Parties...........................................................86
                  17.6     No Waiver.............................................................................87
                  17.7     Governing Law, Jurisdiction and Venue.................................................87
                  17.8     Severability..........................................................................88
                  17.9     Survival of Warranties, Etc.  ........................................................88


                  17.10    Payments on Saturdays, Etc.  .........................................................88
                  17.11    Terms Binding Upon Successors; Survival of Representations............................88
                  17.12    Disclosure of Information.  ..........................................................89
                  17.13    Maintenance of Records.  .............................................................89
                  17.14    Notices.  ............................................................................89
                  17.15    Counterpart Execution; Amendments.....................................................91
                  17.16    Integration.  ........................................................................91
                  17.17    General Purpose of Loan...............................................................91
                  17.18    Limitation of Liability.  ............................................................91
                  17.19    WAIVER OF JURY TRIAL..................................................................92
                  17.20    Notice Pursuant to Tex. Bus. & Comm. Code Section 26.02...............................92

                            INDEX OF DEFINED TERMS




"10/97 Seasoned Warehouse Credit Agreement".......................................................................2
"10/97 Servicing/Residuals Loan Agreement"........................................................................2
"9/97 Servicing/Residuals Loan Agreement".........................................................................2
"Advanta".........................................................................................................2
"Affiliate".......................................................................................................2
"Agent's Fee"....................................................................................................44
"Agent"...........................................................................................................1
"Agent's Fee".....................................................................................................2
"Aggregate Committed Sum".........................................................................................3
"Aggregate Credit Limit"..........................................................................................3
"Applicable Margin"..............................................................................................26
"Appraisal Law"...................................................................................................3
"Appraisal".......................................................................................................3
"Approved Investor"...............................................................................................4
"Bankruptcy Code".................................................................................................4
"Base Rate Borrowing"............................................................................................27
"Base Rate"......................................................................................................27
"Basic Papers"....................................................................................................4
"Borrowers".......................................................................................................1
"Borrower"........................................................................................................4
"Borrowing Base Certificate".....................................................................................55
"Borrowing Base Deficiency".......................................................................................4
"Borrowing Base Report"...........................................................................................4
"Borrowing Base"..................................................................................................4
"Borrowing Price Category".......................................................................................27
"Borrowing Purpose Category".....................................................................................27
"Borrowing".......................................................................................................4
"Bridged Loan"....................................................................................................4
"Business Day"....................................................................................................6
"Calendar Month"..................................................................................................6
"Cash Flow".......................................................................................................6
"Ceiling Rate"...................................................................................................27
"Certifying Officer's Certificate"................................................................................6
"Chapter 1D".....................................................................................................27
"Collateral Conversion Notice"....................................................................................6
"Collateral Papers"...............................................................................................6
"Collateral Value"................................................................................................6
"Collateral"......................................................................................................6
"Commitment"......................................................................................................7
"Committed Sum"...................................................................................................7
"Companies".......................................................................................................1
"Consolidated"....................................................................................................7



"Construction Loan Borrowing".....................................................................................7
"Construction Loan Sublimit"......................................................................................7
"Construction Loan"...............................................................................................7
"Correction Period"...............................................................................................7
"Custodian".......................................................................................................7
"Custody Agreement"...............................................................................................7
"D/E Mortgage Loans Borrowing"....................................................................................8
"D/E Mortgage Loan"...............................................................................................8
"D/E Sublimit"....................................................................................................8
"Dated Assets"...................................................................................................33
"Dated Liabilities"..............................................................................................33
"Debtor Laws".....................................................................................................8
"Debt"............................................................................................................8
"Default".........................................................................................................8
"Disbursement Date"...............................................................................................8
"Dry Borrowing"...................................................................................................8
"Effective Date"..................................................................................................1
"Eligible Assignee"..............................................................................................82
"Eligible Collateral".............................................................................................8
"Eligible Construction Loan"......................................................................................8
"Eligible D/E Mortgage Loan"......................................................................................8
"Eligible Gestation Loan".........................................................................................9
"Eligible High LTV Mortgage Loan".................................................................................9
"Eligible Indirect Warehouse Loan"................................................................................9
"Eligible Jumbo Loan".............................................................................................9
"Eligible Land Contract"..........................................................................................9
"Eligible Mortgage Collateral"....................................................................................9
"Eligible Mortgage Loan"..........................................................................................9
"Eligible Mortgage Security"......................................................................................9
"Eligible Second Mortgage Loan"...................................................................................9
"Eligible Subprime Mortgage Loan".................................................................................9
"Enhancement Agreement"..........................................................................................10
"Environmental Law"..............................................................................................10
"ERISA"..........................................................................................................10
"FAB Principal Equivalent".......................................................................................27
"FAB Rate".......................................................................................................27
"Facility Fee"...................................................................................................44
"Federal Funds Effective Rate"...................................................................................28
"FHA Loan".......................................................................................................10
"FHA"............................................................................................................10
"FHLMC"..........................................................................................................10
"Financial Statements"...........................................................................................58
"Financing Statements"...........................................................................................10
"Fixed Charges Coverage Ratio"...................................................................................11


"Fixed Charges"..................................................................................................11
"FNMA"...........................................................................................................11
"Free Adjusted Balances".........................................................................................28
"Free Redemption Proviso"........................................................................................50
"Free Release Proviso"...........................................................................................51
"Funding Share"..................................................................................................11
"GAAP"...........................................................................................................11
"Gestation Borrowing"............................................................................................11
"Gestation Sublimit".............................................................................................11
"GNMA"...........................................................................................................12
"Governmental Authority".........................................................................................12
"Guide"..........................................................................................................12
"Hazardous Substance"............................................................................................12
"High LTV Loans Borrowing".......................................................................................12
"High LTV Mortgage Loan".........................................................................................12
"Indemnified Liabilities"........................................................................................85
"Indemnified Parties"............................................................................................85
"indicated rate ceiling".........................................................................................27
"Indirect Warehouse Borrowing"...................................................................................12
"Indirect Warehouse Sublimit"....................................................................................13
"IRC"............................................................................................................13
"Jumbo Loan".....................................................................................................13
"Jumbo Sublimit".................................................................................................13
"Land Contract Sublimit".........................................................................................13
"Land Contracts Borrowing".......................................................................................13
"Land Contract"..................................................................................................13
"Laws"...........................................................................................................13
"Lender Lien"....................................................................................................14
"Lenders, Et Al".................................................................................................91
"Lenders".........................................................................................................1
"Lender".........................................................................................................13
"LIBOR Borrowing"................................................................................................29
"LIBOR Rate".....................................................................................................29
"LIBOR"..........................................................................................................29
"Lien"...........................................................................................................14
"Loan Documents".................................................................................................14
"Majority Lenders"...............................................................................................14
"Market Value"...................................................................................................14
"Material Adverse Effect"........................................................................................14
"Maximum Amount".................................................................................................29
"Maximum Rate"...................................................................................................29
"MCAFC"...........................................................................................................1
"MCAI-Ohio".......................................................................................................1
"MCAMC"...........................................................................................................1


"MCA".............................................................................................................1
"Mortgage Collateral"............................................................................................14
"Mortgage Loan"..................................................................................................15
"Mortgage Note"..................................................................................................15
"Mortgage Pool"..................................................................................................15
"Mortgage Security"..............................................................................................15
"Net Income".....................................................................................................15
"Net Worth"......................................................................................................15
"Note Payment/Funding Account"...................................................................................15
"Note"...........................................................................................................15
"Notice of Receipt"..............................................................................................15
"Obligations"....................................................................................................15
"Officer's Certificate"..........................................................................................16
"Past Due Rate"..................................................................................................29
"PBGC"...........................................................................................................16
"Pension Fund"...................................................................................................16
"Permitted Liens"................................................................................................16
"Person".........................................................................................................17
"Pledged to the Warehouse Agent".................................................................................17
"Prime Rate".....................................................................................................29
"Pro Rata".......................................................................................................17
"Redemption Amount"..............................................................................................18
"Release Request"................................................................................................18
"Representative".................................................................................................19
"Repurchase Borrowing"...........................................................................................18
"Repurchased Loans Sublimit".....................................................................................19
"Repurchased Loan"...............................................................................................19
"Request for Advance"............................................................................................19
"Responsible Officer"............................................................................................19
"Reuters Screen LIBO Page".......................................................................................30
"Revolving Credit Notes".........................................................................................19
"Revolving Loan".................................................................................................19
"Seasoned Warehouse Credit Agreement".............................................................................2
"Second Mortgage Loans Borrowing"................................................................................19
"Second Mortgage Loans Sublimit".................................................................................20
"Second Mortgage Loan"...........................................................................................19
"Servicer".......................................................................................................20
"Servicing Portfolio"............................................................................................20
"Servicing Rights"...............................................................................................20
"Servicing/Residuals Agent".......................................................................................2
"Servicing/Residuals Lenders"....................................................................................20
"Servicing/Residuals Loan Agreement".............................................................................20
"Shipping Period"................................................................................................21
"Solvent"........................................................................................................21



"Stated Rate"....................................................................................................30
"Stated Termination Date"........................................................................................21
"Sublimit".......................................................................................................21
"Submission List"................................................................................................21
"Subordinated Debt"..............................................................................................21
"Subsidiary".....................................................................................................21
"Swing Line Limit"...............................................................................................22
"Swing Line Note"................................................................................................22
"Swing Line".....................................................................................................22
"Swing Loan Due Date"............................................................................................22
"Swing Loan".....................................................................................................22
"Take-out Commitment"............................................................................................22
"Take-out Price".................................................................................................22
"Take-out Report"................................................................................................22
"Taxes"..........................................................................................................22
"Termination Date"...............................................................................................23
"Texas Commerce Loan Balances"...................................................................................31
"Texas Commerce"..................................................................................................1
"Texas Finance Code".............................................................................................31
"Tribunal".......................................................................................................23
"UCC"............................................................................................................23
"VA Loan"........................................................................................................23
"VA".............................................................................................................23
"Warehouse Agent".................................................................................................1
"Warehouse Borrowers".............................................................................................1
"Warehouse Collateral Papers"....................................................................................24
"Warehouse Credit Agreement"......................................................................................2
"Warehouse Lenders"...............................................................................................1
"Warehouse Line Borrowing".......................................................................................24
"Warehouse Line Commitment"......................................................................................24
"Warehouse Line Committed Sum"...................................................................................24
"Warehouse Line".................................................................................................24
"Warehouse Loan Documents".......................................................................................24
"Warehouse Note Payment/Funding Account".........................................................................24
"Warehouse Notes"................................................................................................25
"Warehouse Revolving Loan".......................................................................................25
"Warehouse Security Agreement"...................................................................................25
"weekly ceiling".................................................................................................27
"Wet Borrowing"..................................................................................................26
"Wire Instructions"..............................................................................................26

                 10/97 SENIOR SECURED WAREHOUSE CREDIT AGREEMENT

                                    PREAMBLE

         THIS 10/97 SENIOR SECURED WAREHOUSE CREDIT AGREEMENT made and delivered this 31st day of October, 1997 (the "EFFECTIVE DATE"), by and among (i) MCA FINANCIAL CORP. ("MCAFC"), a Michigan corporation, MCA MORTGAGE CORPORATION ("MCAMC"), a Michigan corporation formerly known as Mortgage Corporation of America, and MORTGAGE CORPORATION OF AMERICA ("MCA"), a Michigan corporation formerly known as First American Mortgage Associates, Inc. (MCAFC, MCAMC and MCA are herein called the "WAREHOUSE BORROWERS" and, together with MORTGAGE CORPORATION OF AMERICA, INC. ("MCAI-OHIO"), an Ohio corporation, and all of their Subsidiaries, the "COMPANIES" or, within this Agreement only, the "BORROWERS" and the "COMPANIES", respectively) and (ii) TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("TEXAS COMMERCE"), a national banking association acting herein as a lender and as agent for the other lenders herein and Eligible Assignees (in that latter capacity, Texas Commerce is called the "WAREHOUSE AGENT" or, within this Agreement only, the "AGENT") and such other lender(s) as may from time to time be party to this Agreement (Texas Commerce as a lender and such other lenders are called the "WAREHOUSE LENDERS", or within this Agreement only, the "LENDERS"),

                                   WITNESSETH:

                                    RECITALS

         The Borrowers have asked the Warehouse Lenders and the Warehouse Agent to establish a senior, secured, warehouse revolving line of credit with revolving sublines for the Borrowers to borrow from the Warehouse Lenders up to $160 million of principal outstanding from time to time to finance the Companies' acquisition or retention of Mortgage Loans and Land Contracts until they are sold in the secondary market and to refinance the Companies' existing debt heretofore incurred to Texas Commerce for those same purposes, and the Warehouse Lenders and the Warehouse Agent agree to do so on the terms and subject to the conditions of this Agreement.

         In addition, Texas Commerce has agreed to provide a separate revolving swing line of credit to initially and temporarily finance the Borrowers' borrowings pending their funding by all of the Lenders pursuant to this Agreement.

         The Lenders' and Agent's agreement to establish and continue the warehouse credit line and its sublines and Texas Commerce's agreement to establish and continue the swing line, are each made on the terms and subject to the conditions of this Agreement. If there is any conflict or inconsistency between any of the terms or provisions of this Agreement and any of the other Warehouse Loan Documents, this Agreement shall govern and control. If there is any conflict between any provision of this Agreement and any later supplement, amendment, restatement or replacement of it, then the latter shall govern and control.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the Borrowers, the Warehouse Lenders and the Warehouse Agent agree as follows:

                                 1. DEFINITIONS

         1.1 Defined Terms. The terms defined in this Section are generally applicable. For convenience of reference, defined terms relating only to the calculation and payment of interest are defined in SECTION 1.2. Except where otherwise specifically provided, the following terms have the following meanings in this Agreement and the other Warehouse Loan Documents:

         "10/97 SEASONED WAREHOUSE CREDIT AGREEMENT" means the 10/97 Senior Secured Seasoned Warehouse Credit Agreement dated as of , 1997 among the Borrowers, Texas Commerce, as a lender and as agent for the other lenders (the "SEASONED WAREHOUSE AGENT") and the other lenders party thereto from time to time (such lenders being herein called the "SEASONED WAREHOUSE LENDERS" and such credit agreement, as supplemented, amended or restated from time to time, being herein called the "SEASONED WAREHOUSE CREDIT AGREEMENT").

         "10/97 SERVICING/RESIDUALS LOAN AGREEMENT" means the 10/97 Revolving Credit Loan Agreement (Secured) dated as of October 31, 1997 among the Borrowers, Texas Commerce, as a lender and as agent for the other lenders therein (the "SERVICING/RESIDUALS AGENT") and the other lenders party thereto from time to time (such lenders being herein called the "SERVICING/RESIDUALS LENDERS" and such loan agreement, as supplemented, amended or restated from time to time, being herein called the "SERVICING/RESIDUALS LOAN AGREEMENT").

         "ADVANTA" means and includes both Advanta Mortgage Conduit Services, Inc., and Advanta Mortgage Corp. USA.

         "AFFILIATE" means, when used with respect to any Person, any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person. For purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), with respect to any Person, means possession, directly or indirectly, of the power to direct to cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract.

         "AGENT" is defined in this Agreement's Preamble.

         "AGENT'S FEE" means, in this Agreement only, the Warehouse Agent's Fee.

         "AGREEMENT" means, in this Agreement only, this 10/97 Senior Secured Warehouse Credit Agreement.

         "AGGREGATE COMMITTED SUM" means, on any day, the lesser of (a) One Hundred Sixty Million Dollars ($160,000,000) and (b) the aggregate of the Warehouse Lenders' individual Committed Sums for that day as stated in the definition of "Committed Sum" (or such lesser amount to which the Aggregate Committed Sum may be reduced by Borrowers from time to time under SECTION 8.3); provided that the total principal outstanding on any day under (i) the credit facilities provided for in this Agreement and (ii) all other credit facilities provided by the Warehouse Agent and the Lenders (or any one or more of them) to the Borrowers from time to time (including the facilities provided and to be provided by the Servicing/Residuals Loan Agreement and the Seasoned Warehouse Credit Agreement), shall never exceed Two Hundred Thirteen Million Five Hundred Thousand Dollars ($213,500,000) in the aggregate (the "AGGREGATE CREDIT LIMIT").

         "AGGREGATE CREDIT LIMIT" is defined in the definition of "Aggregate Committed Sum".

         "APPRAISAL"  means, for any Mortgage Loan or other item of Collateral:

         (i) for which applicable Appraisal Laws require an appraisal, a written appraisal report as that term is defined in the Code of Professional Ethics of the American Institute of Appraisers, that meets the requirements of all Appraisal Laws, prepared by a professional appraiser who is a member of the American Institute of Appraisers and who is acceptable to the Warehouse Agent, setting forth such appraiser's determination of the market value of the real property securing such Mortgage Loan or of such other item of Collateral;

         (ii) for which applicable Appraisal Laws do not require an appraisal but do require another specified form or type of evaluation report or opinion, a written evaluation report that meets -- and that is prepared by a Person acceptable to the Warehouse Agent that meets -- the requirements of such Appraisal Laws, setting forth such evaluator's opinion of the market value of the real property securing such Mortgage Loan or of such other item of Collateral; or

         (iii) for which applicable Appraisal Laws do not require an evaluation report or opinion, but the Warehouse Agent does, a written evaluation report that meets the Warehouse Agent's requirements, and that is prepared by a Person acceptable to the Warehouse Agent, setting forth such evaluator's opinion of the market value of the real property securing such Mortgage Loan or of such other item of Collateral;

in form, scope and substance satisfactory to the Warehouse Agent.

         "APPRAISAL LAW" means any Law that is applicable to appraisals of mortgaged residential property in connection with transactions involving that property, including Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, 12 C.F.R. Chapter I, Part 34, Subpart C, 12 C.F.R. Chapter II, Subchapter A. Part 225, Subpart G, and 12 C.F.R. Chapter III, Subchapter B, Part 323.

         "APPROVED INVESTOR" means (a) FHLMC, FNMA, GNMA, and (b) any other Person named on SCHEDULE AI, as that Schedule may be supplemented or amended (i) by the Borrowers and the Warehouse Agent to remove or add other names as the Warehouse Agent and the Borrowers may agree, (ii) by either the Warehouse Agent or the Majority Warehouse Lenders to remove any such other Person after the Warehouse Agent has, or the Majority Warehouse Lenders have, given the Borrowers notice of, and an opportunity to discuss, the proposed removal of that Person, or (iii) automatically, without signing by any party, to remove any such Person who then (A) is not Solvent, (B) fails to pay its debts generally as they become due, (C) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Law, or (D) becomes a party to or is made the subject of any proceeding provided for by any Debtor Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the rights of any Borrower, the Warehouse Agent, the Custodian or any Lender in connection with the transactions contemplated in the Warehouse Loan Documents.

         "BANKRUPTCY CODE" means Title 11 of the United States Code, as amended from time to time, or any successor act or code.

         "BASIC PAPERS" means all of the Collateral Papers that must be delivered to the Custodian -- in the case of Bridged Loans, on or before the seventh (7th) Business Day after the related Warehouse Revolving Loan is funded -- in order for any particular item of Warehouse Collateral to be Eligible Collateral and have Collateral Value. The Custody Agreement lists the Basic Papers for each such category of Collateral, and reference is here made to the Custody Agreement for those listings.

         "BORROWER" means any of MCAFC, MCAMC and MCA.

         "BORROWING" means, in this Agreement only, a Warehouse Line Borrowing.

         "BORROWING BASE" is defined in, and calculated under, SCHEDULE BB.

         "BORROWING BASE DEFICIENCY" means, on any day, the amount (if any) by which the principal of the Warehouse Revolving Loans outstanding on that day exceeds the Borrowing Base on that day.

         "BORROWING BASE CERTIFICATE" is defined in SECTION 10.2(b).

         "BORROWING BASE REPORT" means a report executed by the Warehouse Agent and delivered to the Borrowers and the Warehouse Lenders in accordance with the provisions of SECTION 9.2.

         "BRIDGED LOAN" means a Pledged Loan acquired and owned by a Company:

         (a) that would qualify without exception as an Eligible Mortgage Loan or Land Contract -- Gestation Loans, Repurchased Loans and Construction Loans may not be Bridged Loans -except that some or all of its Basic Papers have not been fully executed, organized or delivered to the Custodian so as to satisfy all requirements to permit the Borrowers to borrow against it pursuant to this Agreement without restriction;

         (b) that the Companies reasonably expect to fully qualify as Eligible Mortgage Collateral when the original Basic Papers have been executed and delivered;

         (c) as to which the Companies actually and reasonably expect that such full qualification can and will be achieved on or before seven (7) Business Days after a Warehouse Revolving Loan against such Mortgage Loan or Land Contract is requested and made under this Agreement (and the Companies hereby agree to take such steps as are reasonably necessary to ensure it achieves full qualification as an Eligible Mortgage Loan or Eligible Land Contract); and

         (d) for which the Companies have delivered to the Warehouse Agent a copy of a dated summary schedule (by fax on or before the date of the related Warehouse Revolving Loan) duly executed by an authorized Company officer and in form acceptable to the Warehouse Agent, (1) listing the Bridged Loans being Pledged to the Warehouse Agent (i) by Company name and loan number and showing for each (ii) the borrower's name (for Mortgage Loans) or buyer's name (for Land Contracts), (iii) the loan or contract date (or, if it has not yet closed, its scheduled closing date), (iv) the loan or contract amount, (v) the loan or contract interest rate, (vi) the property address and (vii) whether or not it has been closed, (2) certifying that, for each such Bridged Loan, the Basic Papers have been executed and delivered by all appropriate Persons and such Bridged Loan has been originated, closed, funded and (if applicable) sold and assigned to a Company -- or, in the case of each Bridged Loan listed as not yet having been closed, that it will have been originated, closed, funded and (if applicable) acquired by one of the Companies before or when the proceeds of the Warehouse Revolving Loan requested to fund such Bridged Loan are disbursed from the closing escrow -- and (3) certifying that the complete file as to such Mortgage Loan or Land Contract, including its Basic Papers, is in the possession of its closer, the relevant Company or the relevant Company's Servicer for such Bridged Loan, or that such file has been shipped to the Custodian (submission to the Warehouse Agent of each summary schedule shall be deemed to constitute a certification by the officer executing it as stated in CLAUSES (2) and (3) above, whether or not such certifications are actually recited in such summary schedule).

Each Bridged Loan that satisfies the foregoing requirements shall be an Eligible Mortgage Loan subject to the condition subsequent of physical delivery of its Basic Papers to the Custodian within seven (7) Business Days after funding of the related Warehouse Revolving Loan. Each Bridged Loan against which the Company requests a Warehouse Revolving Loan shall be irrevocably deemed Pledged to the Warehouse Agent and shall automatically become pledged Collateral effective on the date of the related Request for Advance, and the Companies shall take all steps necessary or appropriate to cause the pledge to the Warehouse Agent (as agent and Representative of the Warehouse Lenders) and delivery to the Custodian of such Bridged Loan and its Basic Papers to be completed, perfected and continued in all respects, including causing the original promissory note evidencing such Bridged Loan to be physically delivered to the Warehouse Agent or to its designated bailee (usually, the Custodian) within seven (7) Business Days after the funding of the related

Warehouse Revolving Loan, and, if requested by the Warehouse Agent, to give written notice to any Person in possession of the Basic Papers for such Bridged Loan of the Warehouse Agent's security interest (as agent and Representative of the Warehouse Lenders) in it and its security. Upon delivery to the Warehouse Agent or its designated bailee (usually the Custodian) of the original Basic Papers relative to a Bridged Loan and the Warehouse Agent's issuance of its Certification (as defined in the Custody Agreement) as to such Bridged Loan in accordance with SECTION 3 of the Custody Agreement, such Collateral shall no longer be subject to this Agreement's limitations applicable to Bridged Loans.

         "BUSINESS DAY" means any day that is not a Saturday, a Sunday or a day when Texas Commerce's main branch (currently located at 712 Main Street) in Houston, Texas is not open for regular commercial lending business.

         "CALENDAR MONTH" means an actual calendar month and also includes any partial calendar month that occurs at any time from the date of this Agreement to the date that the Obligations are paid in full and all Warehouse Lenders' commitments to lend under this Agreement have terminated or have been canceled.

         "CASH FLOW" of any Person means, for any determination period, that Person's Net Income for such period, plus, to the extent deducted in computation of such Net Income, the amount of depreciation and amortization expense and the amount of deferred tax expense incurred during such period, all as determined in accordance with GAAP.

         "CERTIFYING OFFICER'S CERTIFICATE" means a certificate signed by (i) an officer (authorized to sign an Officer's Certificate or a Certifying Officer's Certificate) of the Companies, the relevant Servicer, the title insurance company issuing the relevant Lender's Title Insurance Policy (as defined in the Custody Agreement), the escrow/settlement agent or company for the related Mortgage Loan(s), or other Person submitting a File to the Warehouse Agent or
(ii) the closing attorney for the related Mortgage Loan(s). (The text of any particular Certifying Officer's Certificate may be stamped upon a File paper if such stamped text is manually signed by an officer authorized to sign an Officer's Certificate or a Certifying Officer's Certificate.)

         "COLLATERAL" means, within this Agreement only, the Warehouse
Collateral.

         "COLLATERAL CONVERSION NOTICE" means a notice executed by the Borrowers and delivered to the Warehouse Agent in substantially the form of EXHIBIT A.

         "COLLATERAL PAPERS" means, within this Agreement only, the Warehouse Collateral Papers.

         "COLLATERAL VALUE" means the value of Eligible Collateral for purposes of this Agreement, as determined by the Warehouse Agent in accordance with SCHEDULE BB.

         "COMMITMENT" means, within this Agreement only, a Lender's Warehouse Line Commitment.

         "COMMITTED SUM" means, within this Agreement only, a Lender's Warehouse Line Committed Sum.

         "COMPANIES" is defined in this Agreement's Preamble and means and includes Borrowers and all of their Subsidiaries, including MCAI-Ohio.

         "CONSOLIDATED" or "CONSOLIDATED" means, when used with reference to any financial term in this Agreement, the aggregate for two or more Persons of the amounts signified by such term for all such Persons determined on a consolidated basis in accordance with GAAP. Unless otherwise specified herein, references to "consolidated" financial statements or data of any Company includes consolidation with its Subsidiaries in accordance with GAAP.

         "CONSTRUCTION LOAN" means a loan that would qualify as a Mortgage Loan except only for the fact that it is a one-time closing loan to the homeowner (and not to his or her contractor) to finance new residential construction or residential improvements.

         "CONSTRUCTION LOANS BORROWING" means a Borrowing that is (a) subject to the Construction Loan Sublimit and (b) supported by the portion of the Borrowing Base attributable to Eligible Construction Loans.

         "CONSTRUCTION LOAN SUBLIMIT" means Five Million Dollars ($5,000,000), the sublimit to the Warehouse Line for financing of Eligible Construction Loans.

         "CORRECTION PERIOD" means twenty-one (21) calendar days for any Collateral Papers for any Collateral shipped to a Company under SECTION 4.2 of the Custody Agreement (for correction or servicing.)

         "CUSTODIAN" means Texas Commerce, as Custodian under the Custody Agreement, or any successor custodian under the Custody Agreement.

         "CUSTODIAN'S FEE" is defined in SECTION 7.8.

         "CUSTODY AGREEMENT" means the Custody Agreement of even date herewith between the Companies and the Custodian, as it may be supplemented, amended or restated from time to time. By this reference, the Custody Agreement is incorporated into this Agreement; provided that, in interpreting this Agreement or any of the other Warehouse Loan Documents except the Custody Agreement itself, definitions of terms in this Agreement will control over any inconsistent definitions in the Custody Agreement.

         "DATED ASSETS" is defined in SECTION 2.4.

         "DATED LIABILITIES" is defined in SECTION 2.4.

         "D/E MORTGAGE LOAN" means a Subprime Mortgage Loan that has been assigned a rating of "D" or "E" by the relevant Company pursuant to the underwriting standards described in the definition of "Eligible Subprime Mortgage Loan".

         "D/E MORTGAGE LOANS BORROWING" means a Borrowing that is (a) subject to the D/E Sublimit and (b) supported by the portion of the Borrowing Base attributable to Eligible D/E Mortgage Loans.

         "D/E SUBLIMIT" means Twenty Million Dollars ($20,000,000), the sublimit to the Warehouse Line for financing of Eligible D/E Mortgage Loans.

         "DEBT" means, as of any determination date, all items of indebtedness, obligation or liability of a Person, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, that should be classified as liabilities in accordance with GAAP.

         "DEBTOR LAWS" means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization, or similar Laws from time to time in effect and generally affecting creditors' rights.

         "DEFAULT" means a condition or event which, with the giving of notice or the passage of time, or both, would become an Event of Default.

         "DISBURSEMENT DATE" means each date upon which the Warehouse Lenders make and the Warehouse Agent disburses a Warehouse Revolving Loan (either a Swing Loan or a regular Warehouse Revolving Loan) to or for the account of the Borrowers under SECTION 3.1 or 4.

         "DRY BORROWING" means a Borrowing for which all of the Basic Papers have been delivered to the Custodian in accordance with the Custody Agreement.

         "EFFECTIVE DATE" is defined in this Agreement's Preamble.

         "ELIGIBLE COLLATERAL" means, at any time, Collateral for which the applicable conditions for inclusion in the Borrowing Base are satisfied.

         "ELIGIBLE CONSTRUCTION LOAN" means, at any time, a Mortgage Loan for which the applicable conditions for eligibility as an Eligible Construction Loan that are described in SCHEDULE EC are satisfied.

         "ELIGIBLE D/E MORTGAGE LOAN" means, at any time, a Mortgage Loan for which the applicable conditions for eligibility as an Eligible D/E Mortgage Loan that are described in SCHEDULE EC are satisfied.

         "ELIGIBLE GESTATION LOAN" means, at any time, a Mortgage Loan for which the applicable conditions for eligibility as an Eligible Gestation Loan that are described in SCHEDULE EC are satisfied.

         "ELIGIBLE HIGH LTV MORTGAGE LOAN" means, at any time, a Mortgage Loan for which the applicable conditions for eligibility as an Eligible High LTV Mortgage Loan that are described in SCHEDULE EC are satisfied.

         "ELIGIBLE INDIRECT WAREHOUSE LOAN" means, at any time, a Mortgage Loan for which the applicable conditions for eligibility as an Eligible Indirect Warehouse Loan that are described in SCHEDULE EC are satisfied.

         "ELIGIBLE JUMBO LOAN" means, at any time, a Jumbo Loan for which the applicable conditions for eligibility as an Eligible Jumbo Loan that are described in SCHEDULE EC are satisfied.

         "ELIGIBLE LAND CONTRACT" means, at any time, a Land Contract for which the applicable conditions for eligibility as an Eligible Land Contract that are described in SCHEDULE EC are satisfied.

         "ELIGIBLE MORTGAGE COLLATERAL" means, at any time, all Eligible Mortgage Loans, Eligible Second Mortgage Loans, Eligible Indirect Warehouse Loans, Eligible Land Contracts, Eligible Construction Loans and Eligible Mortgage Securities.

         "ELIGIBLE MORTGAGE LOAN" means, at any time, a Mortgage Loan for which the applicable conditions for eligibility as an Eligible Mortgage Loan that are described in SCHEDULE EC are satisfied.

         "ELIGIBLE MORTGAGE SECURITY" means, at any time, a Mortgage Security for which the applicable conditions for eligibility as an Eligible Mortgage Security that are described in SCHEDULE EC are satisfied.

         "ELIGIBLE REPURCHASED LOAN" means, at any time, a Mortgage Loan for which the applicable conditions for eligibility as an Eligible Repurchased Loan that are described in SCHEDULE EC are satisfied.

         "ELIGIBLE SECOND MORTGAGE LOAN" means, at any time, a Mortgage Loan for which the applicable conditions for eligibility as an Eligible Second Mortgage Loan that are described in SCHEDULE EC are satisfied.

         "ELIGIBLE SUBPRIME MORTGAGE LOAN" means, at any time, a Mortgage Loan for which the applicable conditions for eligibility as an Eligible Subprime Mortgage Loan that are described in SCHEDULE EC are satisfied.

         "ENHANCEMENT AGREEMENT" means the Amended and Restated Credit Enhancement Umbrella Agreement dated June 30, 1997 among MCAFC, MCAMC and MCA and the Pension Fund, as amended, supplemented or otherwise modified from time to time.

         "ENVIRONMENTAL LAW" means any Law that relates to pollution, the protection of human health and the environment, health and safety, or to Hazardous Substances, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), the Solid Waste Disposal Act, as amended (42 U.S.C. Section 6901 et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Clean Air Act, as amended (42 U.S.C. Section 7401, et seq.), the Federal Water Pollution Control Act, as amended (33 U.S.C. Section 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Section 2601 et seq.), the Safe Drinking Water Act, as amended (42 U.S.C. Section 300f et seq.), the Atomic Energy Act, as amended (42 U.S.C. Section 2014 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act, as amended (7 U.S.C. Section 136, et seq.), the Oil Pollution Act of 1990, as amended (33 U.S.C. Section 2701, et seq.), the Emergency Planning and Community Right-to-Know Act of 1986, as amended (42 U.S.C. Section 11001. et seq.), the Occupational Safety and Health Act, as amended (29 U.S.C. Section 651 et seq.), the Texas Water Code, as amended, and the Texas Health and Safety Code, as amended, as well as the regulations adopted and publications promulgated pursuant to the above.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor act or code.

         "FACILITY FEE" is defined in SECTION 7.6.

         "FHA" means the Federal Housing Administration within the United States Department of Housing and Urban Department.

         "FHA LOAN" means a Mortgage Loan which is either (a) fully or partially insured by FHA under the National Housing Act or the Housing Act of 1949, (b) subject to a current, binding, and enforceable commitment issued by FHA for that insurance, or (c) eligible for direct endorsement under the FHA Direct Endorsement Program.

         "FHLMC" means the Federal Home Loan Mortgage Corporation and any successor thereto.

         "FILE" means a file in the possession of the Custodian or its designee (other than a Company or one of its Affiliates) containing all of the Basic Papers for a Pledged Loan.

         "FINANCIAL STATEMENTS" is defined in SECTION 11.6.

         "FINANCING STATEMENTS" means UCC financing statements describing the Warehouse Agent (as agent and Representative of the Warehouse Lenders) as secured party and a Company as debtor covering the Collateral and otherwise in such form, for filing in such jurisdictions and with such filing offices, as the Warehouse Agent shall reasonably deem necessary or advisable, in the form of EXHIBIT G-2 or such other form as the Warehouse Agent shall reasonably require, and includes UCC- 3 (assignments) of Texas Commerce's existing security interests in the Collateral to the Warehouse Agent, as agent and Representative of the Lenders under and pursuant to this Agreement.

         "FIXED CHARGES" means, for any applicable period of determination, the sum, without duplication, of (a) all interest paid or payable during such period by a Person, plus (b) all debt discount and expense amortized or required to be amortized during such period by such Person, plus (c) the maximum amount of all rents and other payments paid or required to be paid by such Person during such period under any lease or other contract or arrangement providing for use of real or personal property in respect of which such Person is obligated as a lessee, user or obligor, where such lease or other contract or arrangement is required under GAAP to be capitalized, to the extent that, pursuant to GAAP, such rents and other payments represent interest.

         "FIXED CHARGES COVERAGE RATIO" means the ratio of (x) the aggregate consolidated Net Income of the Borrowers and their Subsidiaries plus their aggregate Fixed Charges during the four (4) consecutive previous fiscal quarters, to (y) their aggregate consolidated Fixed Charges for the same period.

         "FNMA" means the Federal National Mortgage Association and any successor thereto.

         "FOLLOW-UP NOTICE OF RECEIPT" means an instrument substantially in the form of the Notice of Receipt or Follow-up Notice of Receipt exhibit (named that) to the Custody Agreement.

         "FREE REDEMPTION PROVISO" is defined in SECTION 9.3(a).

         "FREE RELEASE PROVISO" is defined in SECTION 9.4(a).

         "FUNDING SHARE" means, on any day and for each Lender, that proportion of each Warehouse Revolving Loan that bears the same ratio to the total amount of the Warehouse Revolving Loans to be funded on that day as that Lender's Committed Sum bears to the Aggregate Committed Sum for that day.

         "GAAP" means, as of any determination date, generally accepted accounting principles consistently applied.

         "GESTATION BORROWING" means a Borrowing that is (a) subject to the Gestation Sublimit and (b) supported by the portion of the Borrowing Base attributable to Eligible Gestation Loans.

         "GESTATION SUBLIMIT" means, at any time, fifty percent (50%) of the total Commitments, the sublimit to the Warehouse Line for financing of Eligible Gestation Loans.

         "GOVERNMENTAL AUTHORITY" means any foreign governmental authority, the United States of America, any state of the United States and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court or other tribunal.

         "GNMA" means the Government National Mortgage Association and any successor thereto.

         "GUIDE" means the following, as applicable under the circumstances, for
(a) FHLMC, the Freddie Mac Sellers' & Servicers' Guide dated September 17, 1984,
(b) FNMA, the Fannie Mae Servicing Guide dated June 30, 1990, and (c) GNMA, as applicable, either (i) the GNMA I Mortgage Securities Guide, Handbook GNMA 5500.1REV-6, or (ii) the GNMA II Mortgage Securities Guide, Handbook GNMA 5500.2.

         "HAZARDOUS SUBSTANCE" means any substance, material or waste (a) the presence or Release of which requires reporting, investigation or remediation under any Environmental Law, (b) which is defined or listed as a hazardous waste, hazardous substance, extremely hazardous waste, restricted hazardous waste, hazardous material, toxic substance, or other similar or related term under any Environmental Law, (c) which is toxic, radioactive, or otherwise classified as hazardous or toxic and is or becomes regulated by any governmental authority as a threat to human health or the environment, (d) the presence of which causes or threatens to cause a nuisance upon the property or to adjacent property, (e) the presence of which on adjacent properties could constitute a trespass, (f) which is asbestos, (g) which is polychlorinated biphenyls or (h) which contains petroleum or any petroleum derived product.

         "HIGH LTV LOANS BORROWING" means a Borrowing that is (a) subject to the High LTV Loan Sublimit and (b) supported by the portion of the Borrowing Base attributable to Eligible High LTV Mortgage Loans.

         "HIGH LTV LOAN SUBLIMIT" means Ten Million Dollars ($10,000,000), the sublimit to the Warehouse Line for financing of Eligible High LTV Mortgage Loans.

         "HIGH LTV MORTGAGE LOAN" means a loan that would qualify as an Eligible Mortgage Loan except that (i) its loan-to-collateral value ratio is between 100% and 125% or (ii) it has any other characteristic for which the relevant Company's underwriting guidelines require that it be classified in the same category as its 125% loan-to-collateral value ratio Mortgage Loans.

         "INDEMNIFIED LIABILITIES" is defined in SECTION 16.3.

         "INDEMNIFIED PARTIES" is defined in SECTION 16.3.

         "INDIRECT WAREHOUSE BORROWING" means a Borrowing that is (a) subject to the Indirect Warehouse Sublimit and (b) supported by the portion of the Borrowing Base attributable to Eligible Indirect Warehouse Loans.

         "INDIRECT WAREHOUSE LOAN" means a Mortgage Loan pledged to a Company by (or purchased by a Company subject to a repurchase agreement from) a third party mortgage lender for whom such Company provides a mortgage warehouse line or credit or a mortgage gestation repurchase facility pursuant to the express written provisions of which such Company is duly authorized to repledge (or, in the case of a purchase, pledge) such Mortgage Loan to the Agent (as agent and Representative of the Warehouse Lenders) to secure the Obligations.

         "INDIRECT WAREHOUSE SUBLIMIT" means Ten Million Dollars ($10,000,000), the sublimit to the Warehouse Line for financing of Eligible Indirect Warehouse Loans.

         "IRC" means the Internal Revenue Code of 1986, as amended.

         "JUMBO LOAN" means a Mortgage Loan (other than a FHA Loan or VA Loan) that complies with all applicable requirements for purchase under the FNMA or FHLMC standard form of conventional mortgage purchase contract then in effect except that the amount of it exceeds the maximum loan amount under those requirements.

         "JUMBO SUBLIMIT", at any time, means, except as otherwise approved by the Warehouse Agent, (a) for all Jumbo Loans, twenty percent (20%) of the total Commitments, the sublimit to the Warehouse Line for financing of Eligible Mortgage Loans that are Jumbo Loans and (b) for any Jumbo Loan in excess of Seven Hundred Fifty Thousand Dollars ($750,000), only Seven Hundred Fifty Thousand Dollars ($750,000).

         "LAND CONTRACT" means a contract pursuant to which a seller has agreed to sell residential land to a purchaser on an installment sale basis with a promise to deliver a deed to such purchaser when the entire installment sale price is paid.

         "LAND CONTRACTS BORROWING" means a Borrowing that is (a) subject to the Land Contract Sublimit and (b) supported by the portion of the Borrowing Base attributable to Eligible Land Contracts.

         "LAND CONTRACT SUBLIMIT" means Five Million Dollars ($5,000,000), the sublimit to the Warehouse Line for financing of Eligible Land Contracts.

         "LAWS" means all applicable statutes, laws, treaties, ordinances, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, and interpretations of any Tribunal.

         "LENDER" means Texas Commerce, Residential Funding Corporation, Guaranty Federal Bank, F.S.B., Bank One, Texas, N.A., The Bank of New York, LaSalle National Bank and such other Persons, if any, as from time to time with the consent of the other parties to this Agreement shall be a party to this Agreement as a lender.

         "LENDER LIEN" means any present or future first priority (except as otherwise specifically provided in the Warehouse Loan Documents) Lien securing the Obligations and assigned, conveyed, and granted to or created in favor of the Warehouse Agent, as agent and Representative of Warehouse Lenders (including Texas Commerce) under the Warehouse Loan Documents.

         "LIEN" means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind and any other arrangement for a creditor's claim to be satisfied from assets or proceeds prior to the claims of other creditors or any owner of the assets covered thereby.

         "LOAN DOCUMENTS", within this Agreement only, means Warehouse Loan Documents.

         "MAJORITY WAREHOUSE LENDERS" means, for any day, the holders of Warehouse Notes evidencing sixty-six and two-thirds percent (66 2/3%) or more of
(a) the Aggregate Committed Sum if on that day Warehouse Lenders are committed to lend under this Agreement or (b) the aggregate principal amount of the Borrowings outstanding hereunder if on or before that day Warehouse Lenders' Commitments have expired or have been terminated and have not been reinstated.

         "MARKET VALUE" means, at any time (a) for Mortgage Loans, except as provided in CLAUSE (b) below, a market value based upon the then most recent posted net yield for 30-day mandatory future delivery furnished by FNMA and published and distributed by Telerate Mortgage Services or Knight-Ridder or (if that posted net yield is not available from these services) obtained by the Warehouse Agent from FNMA, (b) for Jumbo Loans or any other Mortgage Loan for which for any reason the posted rate is not available from FNMA, the value reasonably determined by the Warehouse Agent, and (c) for Mortgage Securities, the applicable Take-out Prices, as detailed in the then most recent Take-out Report delivered by the Companies under this Agreement of all Take-out Commitments relating to Mortgage Securities.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect upon (i) the business, operations, properties, condition (financial or otherwise) or prospects of a Company, (ii) the ability of any Company to perform its obligations under, or comply with, this Agreement or any other Loan Document, or
(iii) the legality, validity or enforceability of this Agreement or any other Loan Document.

         "MCA", "MCAFC" and "MCAMC" are each defined in this Agreement's
Preamble.

         "MCAI-OHIO" is defined in this Agreement's Preamble. MCAI-Ohio is a wholly-owned Subsidiary of Mortgage Corporation of America.

         "MORTGAGE COLLATERAL" means all Mortgage Loans, Subprime Mortgage Loans, Construction Loans, Land Contracts, High LTV Mortgage Loans, Mortgage Securities and related Collateral Papers that are Collateral under the Warehouse Loan Documents.

         "MORTGAGE LOAN" means a loan that is not a construction loan, a non-residential loan, a multi-family residential loan or a commercial loan, is evidenced by a valid promissory note, and is secured by a mortgage, deed of trust or trust deed that grants a perfected first priority Lien on the underlying residential real property.

         "MORTGAGE NOTE" means the promissory note evidencing a Mortgage Loan.

         "MORTGAGE POOL" means (a) a "group" or "grouping" of Mortgage Loans assembled in accordance with, and as that term is used in, the FHLMC Guide, (b) a "pool" of Mortgage Loans assembled in accordance with, and as that term is used in, the FNMA Guide or the GNMA I Guide, (c) a "pool" of Mortgage Loans of a "loan package" consisting of Mortgage Loans assembled in accordance with, and as those terms as used in, the GNMA II Guide, or (d) any other pool of Mortgage Loans assembled by an Approved Investor securing, and providing for pass-through payments of principal and interest on, its Mortgage Securities.

         "MORTGAGE SECURITY" means a security in respect of an underlying pool of related mortgage loans that provides for payment by the issuer to the holder of specified principal installments and a fixed interest rate on the unpaid balance, with all prepayments being passed through to the holder, and is issued in certificate or book entry form.

         "NET INCOME" means the consolidated pretax income (or loss) of a Person from continuing operations for any period determined in accordance with GAAP.

         "NET WORTH" means, for any Person, its stockholder's equity as determined under GAAP, plus its Subordinated Debt minus accounts receivable from its Affiliates and shareholders or equity owners.

         "NOTE" means a Warehouse Note.

         "NOTE PAYMENT/FUNDING ACCOUNT" means, in this Agreement only, the Warehouse Note Payment/Funding Account.

         "NOTICE OF RECEIPT" means an acknowledgment to the Companies and a certification to the Warehouse Lenders by the Custodian in the relevant form of the "Notice of Receipt or Follow-up Notice of Receipt" exhibit to the Custody Agreement that the Custodian has received from (or on behalf of) the Companies and holds, as custodian, Files for all of the Collateral described in the Submission List(s) attached to the Notice of Receipt. The Custodian will not issue a Notice of Receipt for a Bridged Loan until the Custodian shall have received the Basic Papers for it (when it ceases to be a Bridged Loan and becomes regular Mortgage Collateral).

         "OBLIGATIONS" means the principal of and interest on the Warehouse Revolving Loans, and, without duplication, all other indebtedness, obligations and liabilities of the Borrowers to the Warehouse Lenders and the Warehouse Agent under or arising out of or in connection with this

Agreement or any other Warehouse Loan Documents (including indemnities, fees and expenses), whether now existing or hereafter incurred, direct or indirect, absolute or contingent, matured or unmatured, joint or several, whether for principal, interest, reimbursement obligations, fees, expenses or otherwise, and the due performance and compliance with the terms and conditions of this Agreement and the other Warehouse Loan Documents by the Borrowers and also includes amounts that would become due but for operation of 11 U.S.C. Sections 502 and 503 or any other provision of Title 11 of the United States Code, pre- and post-maturity interest on any of the foregoing, including all post-petition interest if any Company voluntarily or involuntarily files for protection under any Debtor Law, and all renewals, extensions, and modifications of any of the foregoing.

         "OFFICER'S CERTIFICATE" means a certificate executed on behalf of a Company or another relevant Person by its (or if it is a partnership, its general partner's) President, Treasurer or Assistant Treasurer, any of its Vice Presidents or such other officer as shall be acceptable to the Warehouse Agent.

         "PBGC" means the Pension Benefit Guaranty Corporation or any Person succeeding to the present powers and functions of the Pension Benefit Guaranty Corporation.

         "PENSION FUND" means the Board of Trustees of the Policemen and Firemen Retirement System of the City of Detroit.

         "PERMITTED LIENS" means:

               (a) liens and encumbrances in favor of the Warehouse Agent, as agent and Representative of the Lenders;

               (b) liens and encumbrances in favor of the Seasoned Warehouse Agent, as agent and Representative of the Seasoned Warehouse Lenders;

               (c) liens and encumbrances in favor of the Pension Fund and the Servicing/Residuals Agent under the Servicing/Residuals Loan Agreement granted under the Enhancement Agreement which, insofar as they cover or affect the collateral for the Revolving Credit Loans under (and as that term is defined in) the Servicing/Residuals Loan Agreement, are subordinate and inferior to the security interests of the agent for the lenders under the Servicing/Residuals Loan Agreement in that collateral;

               (c) liens against the Borrowers' residual interests in Mortgage Securities created from residential mortgage loans pooled by Borrowers which residual interests (i) are not included in the Borrowing Base for, and as that term is defined in, the Servicing/Residuals Loan Agreement and (ii) are pledged by the Borrowers to another lender solely for the purpose of securing financing for Borrowers of such residuals interests funded by such other lender-pledgee;

               (d) liens for taxes, assessments or other governmental charges incurred in the ordinary course of business and for which no interest, late charge or penalty is attaching or which is being contested in good faith by appropriate proceedings and, if requested by Warehouse Agent, bonded in an amount and manner satisfactory to the Warehouse Agent;

               (e) liens, not delinquent, created by statute in connection with worker's compensation, unemployment insurance, social security and similar statutory obligations;

               (f) liens of mechanics, materialmen, carriers, warehousemen or other like statutory or common law liens security obligations incurred in good faith in the ordinary course of business that are not yet due and payable;

               (g) encumbrances consisting of existing or future zoning restrictions, existing recorded rights-of-way, existing recorded easements, existing recorded private restrictions or existing or future public restrictions on the use of real property, none of which materially impairs the use of such property in the operation of the business for which it is used and none of which is violated in any material respect by any existing or proposed structure or land use;

               (h) purchase money liens upon or in property of a Company acquired after the date of this Agreement; provided that (i) no such lien shall extend to or cover any other property of any Company and (ii) the aggregate outstanding amount of the indebtedness secured by all such purchase money liens shall not exceed One Hundred Thousand Dollars ($100,000) at any time; and

               (i)  existing liens described on SCHEDULE 13.6 to this Agreement.

         "PERSON" OR "PERSON" means any individual, corporation, partnership, joint venture, association, trust, unincorporated association, joint stock company, limited liability company, government, municipality, political subdivision or agency or other entity.

         "PLEDGED LOAN" means, on any day, a Mortgage Loan or Land Contract, any present or future right, title or interest in which is Pledged to the Warehouse Agent, or is intended to be Pledged to the Warehouse Agent, on that day, pursuant to, under or otherwise in respect of this Agreement, whether or not it is Eligible Collateral or has any Collateral Value. Inclusion of any Mortgage Loan or Land Contract in any part of the Borrowing Base by Warehouse Agent, the Custodian or any Company shall be prima facie evidence that a Mortgage Loan or Land Contract is a Pledged Loan.

         "PLEDGED TO THE WAREHOUSE AGENT" means mortgaged or pledged to the Warehouse Agent, as (i) mortgagee for and secured party for itself as a Warehouse Lender and (ii) agent and Representative of the other Warehouse Lenders (whichever of such terms are applicable to the relevant type or types of Warehouse Collateral referred to).

         "PRO RATA" means in accordance with the Warehouse Lenders' respective ownership interests in the Borrowings. On any day, each of the Warehouse Lenders will own that portion of the

Borrowings, both principal and accrued interest (and a corresponding undivided interest in all Warehouse Collateral and all rights to Warehouse Collateral proceeds equal to that Warehouse Lender's ownership interest in the Borrowings), that bears the same ratio to the entire advanced and unpaid principal of the Borrowings then outstanding as that Warehouse Lender's Committed Sum bears to the Aggregate Committed Sum, subject to this adjustment: if at any time or times, any Warehouse Lender fails to fund any of its Funding Share of any Borrowing and one or more of the other Warehouse Lenders funds it (electively in accordance with the provisions of SECTION 3.1), then:

         (a) the respective ownership interests of both (i) the Warehouse Lender that failed or refused to fund its Funding Share and (ii) the Warehouse Lender (or Warehouse Lenders) that funded such Funding Share, shall be proportionately decreased and increased, respectively, to the same extent as if their respective Committed Sums were changed in direct proportion to the unreimbursed balance outstanding from time to time thereafter of the amount so funded;

         (b) the non-funding Warehouse Lender's share of all future distributions of any payments and prepayments on the Notes shall be paid -- pro rata among them in accordance with their respective unrecovered balances of such non-funding Warehouse Lender's Funding Share -- to the Warehouse Lender(s) that so funded such non-funding Warehouse Lender's Funding Share until all such funding Warehouse Lender(s) have been fully repaid the amount so funded; and

         (c) such adjustment shall remain in effect until such time as the Warehouse Lender(s) that funded such Funding Share have been so fully repaid.

If no other Warehouse Lender funds the share of the Warehouse Lender who fails to fund its Funding Share of any Borrowing, then the Pro Rata ownership interest in the Borrowings of the Warehouse Lenders shall be changed, in that case so that each Warehouse Lender's Pro Rata ownership interest in the Borrowings is equal to the ratio of that Warehouse Lender's aggregate outstanding Borrowings to the aggregate outstanding Borrowings for all Warehouse Lenders. Notwithstanding the change in the Warehouse Lenders' Pro Rata ownership interests in the Borrowings due to any Warehouse Lender's failure to fund its Funding Share of any Borrowing(s), such failure to fund shall not diminish any Warehouse Lender's Funding Share of subsequent Borrowings.

         "REDEMPTION AMOUNT" means an amount equal to the Collateral Value of the Collateral being redeemed, as determined by the Warehouse Agent.

         "RELEASE REQUEST" means a Release Request executed and delivered by the Companies to the Warehouse Agent and the Custodian in substantially in the form of EXHIBIT B.

         "REPURCHASE BORROWING" means a Borrowing that is (a) subject to the Repurchased Loans Sublimit and (b) supported by the portion of the Borrowing Base attributable to Eligible Repurchased Loans.

         "REPURCHASED LOAN" means a Mortgage Loan that has been repurchased by a Company from an investor, or out of a Mortgage Pool, including one on which Mortgage Securities are based, pursuant to such Company's obligation or right to do so as Servicer of that Mortgage Loan.

         "REPURCHASED LOANS SUBLIMIT" means Two Million Dollars ($2,000,000), the sublimit to the Warehouse Line for financing of Eligible Repurchased Loans.

         "REQUEST FOR ADVANCE" means a request for a Warehouse Revolving Loan in the form of EXHIBIT C (or in another form approved by the Warehouse Agent) appropriate to the purpose for which such Warehouse Revolving Loan is being requested, duly completed, with all required attachments and signed by the Borrowers.

         "REPRESENTATIVE" means the Warehouse Agent, as representative of the Warehouse Lenders within the meaning of the term "representative" as used in UCC
Section 9.105(13); provided that the Warehouse Agent is not, and shall not be deemed or held to be, a trustee or fiduciary for the Warehouse Lenders, the Companies or any Person claiming by, through or under any of them.

         "RESPONSIBLE OFFICER" means an officer or other representative of a Company who has been duly authorized by that Company's Board of Directors (or by a committee to which, or an officer to whom, the power to so authorize has been duly delegated by that Company's Board of Directors) to act for and on behalf of that Company, and as its act and deed, in respect of the relevant subject matter or circumstances.

         "REVOLVING LOAN" means, in this Agreement only, a Warehouse Revolving Loan.

         "REVOLVING CREDIT NOTES" means, in this Agreement only, the Warehouse Notes.

         "SEASONED WAREHOUSE AGENT" is defined in the definition of "10/97 Seasoned Warehouse Credit Agreement."

         "SEASONED WAREHOUSE CREDIT AGREEMENT" is defined in the definition of "10/97 Seasoned Warehouse Credit Agreement."

         "SEASONED WAREHOUSE LENDERS" is defined in the definition of "10/97 Seasoned Warehouse Credit Agreement."

         "SECOND MORTGAGE LOAN" means a loan that would be a Mortgage Loan, as defined in this Agreement, except that it is secured by a mortgage, deed of trust or trust deed that grants a perfected second priority Lien on the underlying residential real property

         "SECOND MORTGAGE LOANS BORROWING" means a Borrowing that is (a) subject to the Second Mortgage Loans Sublimit and (b) supported by the portion of the Borrowing Base attributable to Second Mortgage Loans.

         "SECOND MORTGAGE LOANS SUBLIMIT" means Five Million Dollars ($5,000,000), the sublimit to the Warehouse Line for financing of Eligible Second Mortgage Loans.

         "SECURITY AGREEMENT" means, in this Agreement only, the Warehouse Security Agreement.

         "SERVICER" means variously a "seller," "servicer," "issuer," or "lender," as defined or used in the applicable Guide in respect of a Person having Servicing Rights.

         "SERVICING PORTFOLIO" means, at any time, the total unpaid principal amount of Mortgage Loans serviced by any Company for a fee other than any Mortgage Loans serviced by the Companies under a subservicing agreement or a master servicing agreement.

         "SERVICING/RESIDUALS AGENT" is defined in the definition of "10/97 Servicing/Residuals Loan Agreement".

         "SERVICING/RESIDUALS LENDERS" is defined in the definition of "10/97 Servicing/Residuals Loan Agreement".

         "SERVICING/RESIDUALS LOAN AGREEMENT" is defined in the definition of "10/97 Servicing/Residuals Loan Agreement".

         "SERVICING RIGHTS" means all of a Company's right, title and interest in, to and under the following contracts, arrangements and understandings, whether now owned or hereafter acquired:

         (a) all agreements, instruments, commitments and documents evidencing such Company's conditional, non-delegable right to service mortgages owned by FHLMC, and to hold and maintain the related escrow funds, in exchange for such Company's right to retain certain payments otherwise due to FHLMC pursuant to the terms of such Company's servicing contract with FHLMC;

         (b) all agreements, instruments, commitments and documents evidencing any rights hereafter acquired by such Company to service mortgages owned on behalf of GNMA, and to hold and maintain the related escrow funds, in exchange for certain payments otherwise due to GNMA pursuant to the terms of such Company's servicing contract with GNMA;

         (c) the agreements, instruments, commitments and documents evidencing any rights hereafter acquired by such Company to service mortgages owned on behalf of FNMA, and to hold and maintain the related escrow funds, in exchange for certain payments otherwise due to FNMA pursuant to the terms of a servicing contract between such Company and FNMA that meets the following conditions: (i) the specific enumerated loans to which such rights apply have been identified on a schedule submitted by the Companies and acknowledged by the Warehouse Agent;
(ii) a FNMA acknowledgment agreement with respect to those specifically enumerated loans has been filed with and executed by FNMA and (iii) the proceeds of any Warehouse Revolving Loans to be secured thereby shall be used only for one or more of the purposes specified in such FNMA acknowledgment agreement or otherwise permitted by FNMA;

         (d) all agreements, instruments, commitments and documents evidencing any rights hereafter acquired by such Company to service (including servicing, master servicing and subservicing) mortgages owned on behalf of any residential mortgage loan investor other than FHLMC, GNMA or FNMA and to hold and maintain the related escrow funds, in exchange for certain payments otherwise due to such mortgage investor pursuant to the terms of the mortgage servicing agreement between such Company and such mortgage investor (or its master servicer); and

         (e) all books, ledgers, records, computer software and programs, instructional manuals and other written or electronic information used by such Company in connection with the servicing of mortgage loans and real estate pursuant to the servicing contracts referred to in the preceding clauses of this definition (but only those servicing contracts with FNMA that are described in clause (c) above) or any other servicing contract.

         "SHIPPING PERIOD" means forty-five (45) calendar days for the Collateral Papers for any Collateral shipped to or for an investor under the applicable provisions of the Custody Agreement.

         "SOLVENT" means, for any Person, that (a) the fair market value of its assets exceeds its liabilities, (b) it has sufficient cash flow to enable it to pay its debts as they mature, and (c) it does not have unreasonably small capital to conduct its businesses.

         "STATED TERMINATION DATE" means October 31, 1998.

         "SUBMISSION LIST" means a listing and description in the form of the appropriate exhibit to EXHIBIT D of Collateral sent and pledged to the Warehouse Agent by the Companies pursuant to this Agreement.

         "SUBORDINATED DEBT" means any Company's Debt on which no principal payments are due until after the Termination Date and that is both unsecured and expressly subordinated to the Obligations, in writing and in form and substance acceptable to the Warehouse Agent.

         "SUBSIDIARY" means any corporation (whether now existing or hereafter organized or acquired) in which more than fifty percent (50%) of the outstanding securities having ordinary voting power for the election of directors, as of any determination date, shall be owned directly, or indirectly through one or more Subsidiaries, by a Company.

         "SUBLIMIT" means and includes each of the Construction Loan Sublimit, the Gestation Sublimit, the High LTV Loan Sublimit, the Jumbo Sublimit, the Land Contract Sublimit, the Repurchased Loans Sublimit, the Second Mortgage Loans Sublimit, the Indirect Warehouse Sublimit, the D/E Sublimit and the Wet Sublimit, and also includes the Swing Line Limit.

         "SUBPRIME" is a preface to the term "Mortgage Loan" meaning that such Mortgage Loan is not eligible for inclusion in a pool from which securities issued or guaranteed by GNMA, FNMA or FHLMC are to be created, and is not a Jumbo Loan.

         "SWING LINE" means the short term revolving credit facility provided for in SECTION 4.1 under which the Borrowers may borrow (as Swing Loans) from Texas Commerce to bridge the Borrowers' daily borrowing requirements under this Agreement.

         "SWING LINE LIMIT" means Thirty Million Dollars ($30,000,000).

         "SWING LINE NOTE" means (a) the promissory note dated the date of this Agreement in substantially the form attached as EXHIBIT E-2, executed and delivered by the Companies, payable to the order of Texas Commerce and in a face principal amount equal to the Swing Line Limit, and (b) all renewals, modifications, extensions, increases and rearrangements of that note and all substitutions or replacements for it. The Swing Line Note evidences and shall evidence the Borrowers' joint and several obligation to repay to the order of Texas Commerce on each Swing Loan Due Date all Swing Loans funded and outstanding from time to time, plus accrued interest on all outstanding Swing Loans principal. The Swing Line Note is a Warehouse Note.

         "SWING LOAN" means a Borrowing funded and outstanding under the Swing Line.

         "SWING LOAN DUE DATE" for each Swing Loan means the fifth (5th) Business Day, or such other Business Day before such fifth (5th) Business Day, as Texas Commerce in its sole discretion shall elect, following the Business Day when Texas Commerce funds such Borrowing under the Swing Line; provided that Texas Commerce agrees not to exercise such discretion to choose a due date in a manner that would materially affect the Borrowers' ability to borrow under this Agreement unless a Default has occurred that has not been cured by the Borrowers or declared in writing by the Warehouse Agent to have been waived or any Event of Default has occurred that the Warehouse Agent has not declared in writing to have been cured or waived.

         "TAKE-OUT COMMITMENT" means a binding commitment from an Approved Investor to purchase items of Collateral, acceptable in form and substance to the Warehouse Agent, in favor of any Company with respect to which there is no condition which cannot be reasonably anticipated to be satisfied or complied with before its expiration.

         "TAKE-OUT PRICE" means, at any time, the amount described and calculated as provided on SCHEDULE BB.

         "TAKE-OUT REPORT" means a report delivered by the Companies to the Warehouse Agent substantially in the form of EXHIBIT F, or in another form approved by the Warehouse Agent.

         "TAXES" means any tax (including any U.S. interest equalization tax), levy, impost, duty, charge or fee, or any deduction or withholding for the same on or from the payment due under any

LIBOR Borrowing, other than income and franchise taxes of the United States and its political subdivisions.

         "TERMINATION DATE" means the first to occur of:

         (i)   the Stated Termination Date;

         (ii) such date, if any, as of which the Borrowers shall permanently terminate the Warehouse Lenders' Commitments pursuant to the provisions of
SECTION 8.3;

         (iii) the date to which the maturity of the Warehouse Revolving Loans shall be accelerated by the Warehouse Agent on account of an Event of Default; or

         (v) the date to which the maturity of the Warehouse Revolving Loans shall be accelerated, made due or treated as due by operation of Law.

         "TEXAS COMMERCE" is defined in this Agreement's Preamble.

         "TRANSFEREE" is defined in SECTION 17.12.

         "TRIBUNAL" means any (i) local, state or federal judicial, executive or legislative instrumentality, (ii) private arbitration board or panel, if any, having both subject matter jurisdiction and personal jurisdiction over the relevant subject matter and parties or (iii) central bank.

         "UCC" means -- except where the context refers to the Uniform Commercial Code of another State of the United States of America -- the Uniform Commercial Code, as amended from time to time, in force in the State of Texas, as set forth in the Texas Business and Commerce Code, or any successor code.

         "VA" means the U.S. Department of Veterans Affairs.

         "VA LOAN" means a Mortgage Loan either (a) full or partial payment of which is guaranteed by VA under the Servicemen's Readjustment Act of 1944 or Chapter 37 of Title 38 of the United States Code, (b) for which VA has issued a current binding and enforceable commitment for such a guaranty, or (c) which is subject to automatic guarantee by VA, which in each case, the applicable guaranty, commitment to guarantee, or automatic guaranty is for the maximum amount permitted by Law.

         "WAREHOUSE AGENT" is defined in this Agreement's Preamble.

         "WAREHOUSE AGENT'S FEE" is defined in SECTION 7.7.

         "WAREHOUSE BORROWERS" is defined in this Agreement's Preamble.

         "WAREHOUSE COLLATERAL" means the collateral defined in the Warehouse Security Agreement.

         "WAREHOUSE COLLATERAL PAPERS" means the Mortgage Note or Land Contract and all of the other papers related to the establishment of a Pledged Loan and the creation, perfection and maintenance of its Lien and its Lien's priority for a particular item of Warehouse Collateral, including its Basic Papers and including any papers securing, guaranteeing or otherwise related to or delivered in connection with any Pledged Loan, in a form acceptable to the Warehouse Agent (including any guaranties, lien priority agreements, security agreements, mortgages, deeds of trust, collateral assignments of a Company's interest in underlying obligations or security, subordination agreements, negative pledge agreements, loan agreements and title, mortgage, pool and casualty insurance policies), as any such papers may be supplemented, amended, restated or replaced from time to time.

         "WAREHOUSE LINE" means the revolving mortgage warehouse line of credit provided for in this Agreement.

         "WAREHOUSE LINE BORROWING" means any borrowing or loan under this Agreement.

         "WAREHOUSE LINE COMMITTED SUM" means, for any day, the maximum amount a Warehouse Lender is committed on that day to lend to the Borrowers (or for their account) on a revolving credit basis pursuant to this Agreement, on its terms and subject to its conditions. From the Effective Date until the Termination Date or such other date (if any) when all or any of them is changed by operation of the provisions of any agreement or legal requirement, the Warehouse Line Committed Sums for the Warehouse Lenders are as set forth on SCHEDULE LC, as it may be amended and restated from time to time.

         "WAREHOUSE LINE COMMITMENT" means, at any time and for any Warehouse Lender, its commitment to fund its Funding Share of Borrowings, limited in the aggregate to such Lender's Warehouse Line Committed Sum, as such amounts may be canceled or terminated under this Agreement. Such term also includes Texas Commerce's Commitment under SECTION 4 to fund the Swing Line, limited to the Swing Line Limit, on the terms and subject to the conditions of this Agreement.

         "WAREHOUSE LOAN DOCUMENTS" means (a) this Agreement, certificates and reports delivered under this Agreement, and exhibits and schedules to this Agreement, (b) all agreements, documents, and instruments in favor of the Warehouse Agent, the Custodian or the Warehouse Lenders (or the Warehouse Agent or Custodian on behalf of the Warehouse Lenders) ever delivered under this Agreement or otherwise delivered in connection with any of the Obligations and
(c) all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing.

         "WAREHOUSE NOTE PAYMENT/FUNDING ACCOUNT" means the Borrowers' non-interest bearing demand checking account no. 0010-0380287 to be maintained with Texas Commerce to be used for (a) the Warehouse Agent's deposits of proceeds of Warehouse Revolving Loans made by the

Warehouse Lenders to the Borrowers, including any Swing Loans funded by Texas Commerce, and payments constituting the proceeds of principal from any Collateral; (b) the Warehouse Agent's deposits of principal and interest payments for the repayment of Warehouse Revolving Loans received from the Borrowers or for the Borrowers' account and (c) only if and when (i) no Default has occurred unless it has been either cured by the Borrowers or waived in writing by the Warehouse Agent and (ii) no Event of Default has occurred unless the Warehouse Agent has declared in writing that it has been cured or waived, the Borrowers' withdrawals of proceeds of Warehouse Revolving Loans for the purposes permitted under this Agreement and the Warehouse Agent's transfer from the Warehouse Note Payment/Funding Account to the Borrowers' own account(s) (or to a controlled disbursement account maintained by the Borrowers with the Warehouse Agent) of proceeds of sales or other dispositions of released Collateral in excess of the total value of the Borrowing Base then required. The Warehouse Note Payment/Funding Account is (and shall continuously be) part of the Collateral for the Obligations. The Warehouse Note Payment/Funding Account shall be subject to setoff by the Warehouse Agent in accordance with the provisions of this Agreement. The Companies shall not have any right to directly withdraw funds from the Note Payment/Funding Account, but instead such funds may be withdrawn or paid out only against the order of an authorized officer of the Warehouse Agent, although under the circumstances described in CLAUSE (c) of the first sentence of this definition and subject to the conditions specified in that clause, the Warehouse Agent shall use diligent and reasonable efforts to cause Warehouse Revolving Loans and excess Collateral proceeds that are received as therein described and that are deposited to the Note Payment/Funding Account before 12:30 PM on a Business Day to be transferred to an account on which the designated Borrower(s) does have withdrawal order authority on that same Business Day.

         "WAREHOUSE NOTES" means promissory notes dated the date of this Agreement, each to be in substantially the form attached as EXHIBIT E-1 (or, in the case of the Swing Line Note, EXHIBIT E-2), executed and delivered by the Companies, payable to the order of a Warehouse Lender and in a face principal amount equal to that Warehouse Lender's Committed Sum, and that shall evidence the Companies' joint and several obligation to repay to the order of that note's Warehouse Lender- payee all Borrowings funded by that Warehouse Lender and outstanding from time to time, plus accrued interest on that principal, and (b) all renewals, modifications, extensions, increases and rearrangements of such promissory notes and all substitutions or replacements for them or any of them. The Swing Line Note is a Warehouse Note.

         "WAREHOUSE REVOLVING LOAN" means and includes (i) a loan made by the Warehouse Lenders and (ii) a Swing Loan made by Texas Commerce, and disbursed by the Warehouse Agent to the Borrowers under SECTION 3.1 or 4.1, respectively, on a Disbursement Date.

         "WAREHOUSE SECURITY AGREEMENT" means the security agreement in the form and content of EXHIBIT G-1 to this Agreement pursuant to which each Company grants to the Warehouse Agent, as agent and Representative of the Warehouse Lenders, a security interest in its Mortgage Loans, Land Contracts and the other Collateral, as such security agreement may be amended, supplemented or otherwise modified from time to time.

         "WET BORROWING" means a Borrowing, other than a Gestation Borrowing, Repurchase Borrowing or Construction Loans Borrowing, for which the Basic Papers have not been delivered to the Custodian.

         "WET PERIOD" means seven (7) Business Days for the Collateral Papers for any Bridged Loan.

         "WET SUBLIMIT" means thirty percent (30%) of the Aggregate Committed
Sum.

         "WIRE INSTRUCTIONS" means, for any Person, the information for wire transfers of funds to that Person, which (until changed by written notice to all other parties to this Agreement) are stated for (a) the Borrowers and the Warehouse Agent beside their names on the signature pages below, and (b) each Lender, with its name on SCHEDULE LC.

         1.2 Definitions for Interest Calculations. For convenience of reference, definitions used primarily in provisions relating to calculation and payment of interest are grouped together in this Section. Except where otherwise specifically provided, the following terms have the following meanings in this Agreement and the other Warehouse Loan Documents:

         "APPLICABLE MARGIN" means, for each Borrowing Purpose Category and relevant Borrowing Price Category in the table below, the interest margin beside those categories:



BORROWING PURPOSE CATEGORY                BORROWING PRICE
                                              CATEGORY         APPLICABLE MARGIN
Gestation Borrowings                       Base Rate              0.000%
                                           LIBOR Rate             0.850%
Repurchase Borrowings                      Base Rate              1.000%
                                           LIBOR Rate             2.500%
Land Contracts Borrowings                  Base Rate              0.750%
                                           LIBOR Rate             2.250%
Construction Loans Borrowings              Base Rate              0.750%
                                           LIBOR Rate             2.250%
Indirect Warehouse Borrowings              Base Rate              0.250%
                                           LIBOR Rate             1.500%
High LTV Loans Borrowings                  Base Rate              0.750%
                                           LIBOR Rate             2.250%



Other Warehouse Line              Base Rate                 0.000%
Borrowings
                                  LIBOR Rate                1.250%



         "BASE RATE" means, for any day and for any Borrowing Purpose Category, an annual interest rate equal to the lesser of (i) the sum of the Prime Rate for that day plus the Applicable Margin for Base Rate Borrowings in that Borrowing Purpose Category or (ii) the Ceiling Rate for that day.

         "BASE RATE BORROWING" means any Borrowing bearing interest at the Base Rate.

         "BORROWING PRICE CATEGORY" means any category of Borrowing determined with respect to the applicable interest option, i.e., either a Base Rate Borrowing or LIBOR Borrowing.

         "BORROWING PURPOSE CATEGORY" means any category of Borrowing determined with respect to its purpose, i.e., a Dry Borrowing, Wet Borrowing, Gestation Borrowing, Repurchase Borrowing, Land Contracts Borrowing, Construction Loans Borrowing, Indirect Warehouse Borrowing, Second Mortgage Loans Borrowing, D/E Mortgage Loans Borrowing or High LTV Loans Borrowing.

         "CEILING RATE" means, on any day, the maximum nonusurious rate of interest permitted for that day by whichever of applicable federal or Texas law permits the higher interest rate, stated as a rate per annum. On each day, if any, that applicable Texas law establishes the Ceiling Rate, the Ceiling Rate shall be the "weekly ceiling" (as defined in ss.303 of the Texas Finance Code -- the "TEXAS FINANCE CODE" -- and Chapter 1D of Title 79, Texas Rev. Civ. Stats. 1925 -- "CHAPTER 1D", as amended, respectively) for that day. The Warehouse Agent and Lenders may from time to time, as to current and future balances, implement any other ceiling under the Texas Finance Code or Chapter 1D by notice to the Borrowers, if and to the extent permitted by the Texas Finance Code or Chapter 1D.

         "CHAPTER 1D" is defined in the definition of "Ceiling Rate"

         "FAB PRINCIPAL EQUIVALENT" means that portion of aggregate total of principal Borrowings outstanding on any day that is both (1) not past due and
(2) less than or equal to the Free Adjusted Balances for that day.

         "FAB RATE" means , for each Borrowing Purpose Category in the table below, the annual interest rate stated beside that category:

BORROWING PURPOSE CATEGORY                      APPLICABLE FAB RATE
Gestation Borrowings                                   0.850%
Repurchase Borrowings                                  2.500%
Land Contracts Borrowings                              2.250%
Construction Loans Borrowings                          2.250%
Indirect Warehouse Borrowings                          1.500%
High LTV Loans Borrowings                              2.250%
Other Warehouse Line Borrowings                        1.250%



         "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for that day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by the Warehouse Agent from three (3) federal funds brokers of recognized standing selected by the Warehouse Agent. If for any reason the Warehouse Agent shall determine (and its determination shall be conclusive absent manifest error) that it is unable to ascertain for any reason -- including the Warehouse Agent's inability or failure to obtain sufficient quotations in accordance with the immediately preceding sentence -- the Federal Funds Effective Rate for any day, then for each such day that such circumstances exist, the Federal Funds Effective Rate shall be deemed to be equal to the Prime Rate for that day minus one percent (-1.0%). Any rate of interest based on the Federal Funds Effective Rate shall be (a) computed on the basis of a 360-day year applied for the actual number of days for which the principal amount to which it applies is outstanding and bears interest in accordance with this Agreement at such rate of interest based on the Federal Funds Effective Rate (i.e., on the 365/360 -- 366/360 in a leap year -- day basis) and (b) adjusted as of the effective date of each change in the Federal Funds Effective Rate.

         "FREE ADJUSTED BALANCES" means, for any calendar month, that month's daily average of all collected balances in all demand deposit accounts maintained by the Companies (or maintained by the Companies' Affiliates at the Companies' request) with Texas Commerce during that month (although neither the Companies nor any of their Affiliates shall have any obligation whatsoever to maintain any deposits with Texas Commerce) less amounts required and applied (or to be applied) (a) to satisfy reserve, deposit insurance, special deposit and Tax requirements (other than for Texas Commerce's general corporate income or franchise Taxes) allocable to such accounts for that month and (b) to compensate Texas Commerce for (i) services rendered to the Companies or any of their Affiliates for that month if and to the extent, if any, that such services are not separately billed and paid for, or (ii) any agreed reductions in interest, fees and/or other normal banking charges (including interest, fees and other amounts due to Texas Commerce under the Servicing/Residuals Loan Agreement or the Seasoned Warehouse Credit Agreement) other than interest and fees that are part of the Obligations to Texas Commerce, with each element calculated in accordance with Texas Commerce's system of allocating reserve and deposit insurance requirements, charges for services and reductions in other normal banking charges, and as that system may be changed from time to time without notice.

         "LIBOR" means, for any day, the rate of interest per annum which is equal to the rate per annum (rounded upwards, if necessary, to the nearest 1/16th of 1%) determined by The Chase Manhattan Bank (which is an Affiliate of Texas Commerce) to be the average of the interest rates available to it in accordance with the then-existing practices in the interbank market in London, England at approximately 11:00 a.m. London time for that day for the offering to The Chase Manhattan Bank by leading dealers in such interbank market for delivery on that day of U.S. Dollar deposits of One Million Dollars
($1,000,000) each for a one (1) month period. If for any reason Agent cannot determine that rate for any day, then LIBOR for that day shall be the rate of interest per annum that is equal to the arithmetic mean of the rates appearing on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on that date for the offering by such institutions as are named therein to prime banks in the Eurodollar interbank market in London, England, for delivery on that day of U.S. dollar deposits of One Million Dollars ($1,000,000) each for a one (1) month period. Any rate of interest based on LIBOR shall be (a) computed on the basis of a year of three hundred sixty (360) days applied for the actual number of days for which the borrowing to which it applies is outstanding and bears interest in accordance with this Agreement at such rate of interest based on LIBOR Rate (i.e., on the 365/360 -- 366/360 in a leap year -- day basis) and (b) adjusted as of the effective date of each change in LIBOR. The Warehouse Agent's determination of LIBOR for each day shall be conclusive and binding, absent manifest error.

         "LIBOR BORROWING" means any Borrowing that bears interest at the LIBOR Rate.

         "LIBOR RATE" means, for any day, an annual interest rate equal to the lesser of (i) the sum of LIBOR for that day plus the Applicable LIBOR Margin or
(ii) the Ceiling Rate for that day.

         "MAXIMUM AMOUNT" and "MAXIMUM RATE" respectively mean, for any day, the maximum nonusurious amount of interest that, under applicable Law, the relevant Lender(s) is permitted to contract for, charge, take, reserve, or receive on the Obligations, and the Ceiling Rate.

         "PAST DUE RATE" means, for any day, an annual interest rate equal to the lesser of (a) the Prime Rate for that day plus three percent (3%) or (b) the Ceiling Rate for that day.

         "PRIME RATE" means, on any day, the prime rate for that day as announced by Texas Commerce. The Prime Rate is a reference rate and does not necessarily represent Texas Commerce's best or lowest rate or a favored rate, and Texas Commerce disclaims any statement, representation or warranty to the contrary. Any rate of interest based on the Prime Rate shall be (a) computed on the basis of a year of three hundred sixty (360) days applied for the actual number of days for which the borrowing to which it applies is outstanding and bears interest in accordance with this Agreement at such rate of interest based on the Prime Rate (i.e., on the 365/360 -- 366/360 in a leap year -- day basis) and (b) adjusted as of the effective date of each change in the Prime Rate.

         "REUTERS SCREEN LIBO PAGE" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service or such other internationally recognized service as the Warehouse Agent shall select from time to time, or such other page, if any, as shall replace the LIBO page on any such selected service for the purpose of displaying London interbank offered rates of major banks.

         "STATED RATE" means, for each Borrowing and for any day, the LIBOR Rate for that day and for the relevant Borrowing Purpose Category, subject to the following exceptions:

               (a) The annual interest rate to be applied to the FAB Principal Equivalent that is outstanding on any day and not past due is the mixed FAB Rate (and not the LIBOR Rate or the Base Rate), calculated by (i) allocating to each Borrowing Purpose Category that proportion of the FAB Principal Equivalent that bears the same ratio to the total FAB Principal Equivalent on that day as the sum of all Borrowings outstanding in that Borrowing Purpose Category on that day bears to the aggregate of all Borrowings outstanding on that day, (ii) applying the appropriate FAB Rate for each Borrowing Purpose Category (as set forth in the table in the definition of "FAB Rate" above) to its allocable proportion of the FAB Principal Equivalent and (iii) summing the results; provided that to the extent (if any) that the FAB Principal Equivalent exceeds the Texas Commerce Loan Balances, upon the Warehouse Agent's receipt from the Companies of each interest payment on the FAB Principal Equivalent, the Warehouse Agent will pay to the Lenders other than Texas Commerce, ratably, interest on such excess at a rate per annum equal to the Applicable Margin for LIBOR Borrowings in the relevant Borrowing Purpose Category(ies) plus the Federal Funds Effective Rate, although if doing so would violate Regulation Q, on demand made by the Warehouse Agent (which demand the Warehouse Agent may make on its own initiative and will make upon the request of any Lender), the Companies agree to pay to the Warehouse Agent, as additional interest on the FAB Principal Equivalent, the amount due to the Lenders other than Texas Commerce pursuant to this CLAUSE (A) that exceeds the amount the Warehouse Agent can pay them without violating Regulation Q, so that the Warehouse Agent will have the funds to pay the interest due the other Lender(s) without violating Regulation Q; provided further that if any such payment by the Borrowers to the Warehouse Agent would exceed the Maximum Amount, then (i) interest on said excess of the FAB Principal Equivalent over the Texas Commerce Loan Balances will be limited to the Maximum Amount and (ii) the Companies shall pay to the Warehouse Agent pursuant to the provisions of this CLAUSE (A) only such Maximum Amount.

               (b) The Borrowers may elect by written notice to the Warehouse Agent given on any Business Day to have any specified portion of the principal of the Borrowings that (i) is not past due and (ii) would otherwise bear interest at the LIBOR Rate, bear interest at the Base Rate for the relevant Borrowing Purpose Category(ies), commencing on the next Business Day (or any later day specified in such notice) and continuing either until an ending date specified in that notice or, if no ending date is specified, until the Borrowers give Agent a written notice canceling or appropriately modifying that election.

               (c) If on any day the interest rate for any portion(s) of the Borrowings made applicable by any other provision of this Agreement or any other papers would exceed the Ceiling Rate for that day, then the Stated Rate for each affected portion of the Borrowings shall be reset to equal the respective Ceiling Rates for that day and for each day thereafter until the total amount of interest accrued at the Stated Rate on the unpaid balance of each such affected portion of the Borrowings equals the total amount of interest that would have accrued on it if there were no Ceiling Rate. In no event will any portion of the Borrowings ever bear interest on any day at a rate greater than the Ceiling Rate for that day nor will Agent ever be obligated to make any payment that would violate Regulation Q.

For the entire principal of all Borrowings outstanding on any day, "STATED RATE" means the effective weighted average per annum rate of interest applicable to the Borrowings for that day, as determined pursuant to the preceding provisions of this definition.

         "TEXAS COMMERCE LOAN BALANCES" means, for any calendar month, the average aggregate outstanding principal balances of the Warehouse Notes (including the Swing Line Note) held by Texas Commerce.

         "TEXAS FINANCE CODE" is defined in the definition of "Ceiling Rate".

         1.3 Accounting Terms. All accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP consistent with that applied in preparation of the Financial Statements, and all financial data pursuant to the Agreement shall be prepared in accordance with such principles.

         1.4 Singular and Plural. Where the context herein requires, the singular number shall be deemed to include the plural, the masculine gender shall include the feminine and neuter genders, and vice versa.

         1.5 Certain Matters of Construction. The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision. Except where expressly otherwise stated, references in this Agreement to (i) Sections, Exhibits and Schedules are to Sections, Exhibits and Schedules of and to this Agreement and (ii) time are to the time in Houston, Texas. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of this Agreement. Wherever the word "including" or any of its correlatives appears, unless the context clearly requires otherwise, it shall be read as if written, "including, but without limiting the generality of the foregoing statement, subject or concept". Any notice or document to be delivered to, or by, any Borrower pursuant to this Agreement or any other Loan Document, including any request for borrowing, shall be deemed properly delivered if delivered to, or by, as the case may be, the chief executive or chief financial officer of MCAFC, and, for purposes of this Agreement and the other Loan Documents, each Borrower hereby appoints and designates each such officer as its agent, with full power and authority to bind such Borrower.

                  2. MULTIPLE COMPANIES; MCAI-OHIO'S COLLATERAL

         2.1 Companies. Each representation and warranty in the Warehouse Loan Documents by a Company is deemed to be its separate representation and warranty and the joint and several representation and warranty of all Companies. Each covenant and agreement by any Company under the Warehouse Loan Documents is the joint and several covenant and agreement of all Companies. Any communication under the Warehouse Loan Documents to any one Company is deemed to have been concurrently received by each other Company.

         2.2 Basis for Structure. The Companies that execute this Agreement (the Borrowers and, in the capacity and for the purposes stated in the paragraph immediately above its signature block below, MCAI-Ohio) desire to utilize their borrowing potential on a combined basis to the same extent possible if they were merged into a single corporate entity (although MCAI-Ohio has no right to borrow hereunder). Each such Company has determined that it will specifically and materially benefit from all Borrowings. The Companies intend, and Agent and Lenders have required, that all Companies jointly and severally execute and deliver this Agreement, the Notes, and certain other Warehouse Loan Documents and -- although MCAI-Ohio cannot borrow hereunder, as aforesaid -- MCAI-Ohio joins in this Agreement so that Collateral owned by MCAI-Ohio (provided that it would otherwise qualify as Eligible Collateral) may be considered Eligible Collateral and so that its value may be included in any relevant Borrowing Base. The Companies, including MCAI-Ohio, have requested and bargained for the structure and terms of, and security for, all Borrowings.

         2.3 Joint and Several Obligation. Each Company irrevocably and unconditionally agrees (i) that it is jointly and severally liable to the Warehouse Agent, the Custodian and the Warehouse Lenders for full payment and performance of the Obligations, including all obligations of the Companies under the Warehouse Loan Documents, (ii) to fully pay and perform the Obligations and all of those obligations of the Companies, and (iii) to INDEMNIFY, AS A PRIMARY OBLIGOR, THE WAREHOUSE AGENT, THE CUSTODIAN AND EACH WAREHOUSE LENDER AGAINST ANY LOSS THE WAREHOUSE AGENT, THE CUSTODIAN OR ANY WAREHOUSE LENDER MAY INCUR AS A RESULT OF ANY OBLIGATIONS OF ANY COMPANY BEING OR BECOMING VOID, VOIDABLE, UNENFORCEABLE OR INEFFECTIVE FOR ANY REASON WHATSOEVER, WHETHER KNOWN TO THE WAREHOUSE AGENT, THE CUSTODIAN, ANY WAREHOUSE LENDER OR ANY OTHER PERSON, THE AMOUNT OF THAT LOSS BEING THE AMOUNT WHICH THE WAREHOUSE AGENT, THE CUSTODIAN OR THAT WAREHOUSE LENDER, AS THE CASE MAY BE, WOULD OTHERWISE HAVE BEEN ENTITLED TO RECOVER FROM ANY COMPANY. THIS INDEMNITY SHALL SURVIVE THE PAYMENT AND PERFORMANCE OF THE OBLIGATIONS AND THE TERMINATION OF THE WAREHOUSE LOAN DOCUMENTS. With respect to its obligation to repay Borrowings and pay other obligations of another Company or Companies to the Warehouse Lenders, each Company agrees to the terms set forth in SCHEDULE 2.3.

         2.4 Contribution Rights. The Companies each intend that their joint and several obligations under the Warehouse Loan Documents, and that the Liens therein granted in their Collateral, are not subject to challenge or repudiation on any basis. Therefore, as of the date any transfer -- as that term is defined in Bankruptcy Code ss. 101(54) -- is deemed to occur under the Warehouse Loan Documents, each Company's liabilities under the Warehouse Loan Documents (including, in MCAI-Ohio's case, the liabilities secured by its Collateral) and all of such Company's other liabilities, calculated in each case to the full extent of that Company's probable net exposure when and if those liabilities become absolute and mature ("DATED LIABILITIES"), are intended by that Company to be less than the fair valuation of all of its assets as of that date ("DATED ASSETS"). To that end, each Company (i) grants to and recognizes in each other Company ratable rights of subrogation and contribution in the amount, if any, by which the granting Company's Dated Assets (but for the total subrogation and contribution in its favor under this Section) would exceed the granting Company's Dated Liabilities, and (ii) acknowledges receipt of and recognizes its ratable rights to subrogation and contribution from each such other Company in the amount that the other such Company's Dated Assets (but for the total subrogation and contribution in its favor under this section) would exceed the other such Company's Dated Liabilities. Each Company will recognize rights of subrogation and contribution at least equal to its obligations under the Warehouse Loan Documents, including, in MCAI-Ohio's case, the obligations secured by its Collateral. It is a material objective of this Section that each Company recognize rights to subrogation and contribution rather than be deemed not to be Solvent by reasons of an arbitrary interpretation of its joint and several obligations under the Warehouse Loan Documents.

         2.5 MCAI-Ohio's Consent to Pledge of its Collateral by MCAFC; the Borrowers' Promise to Make Loan Proceeds Proportionately Available to MCAI-Ohio; Further Assurances Concerning Collateral. MCAI-Ohio hereby irrevocably appoints MCAFC as its agent to pledge to the Warehouse Agent, as agent and Representative of the Warehouse Lenders, all of MCAI-Ohio's right, title and interest in and to any and all Collateral from time to time pledged to secure or otherwise securing the Obligations, or any portion of them, and agrees that MCAFC's pledge of any thereof from time to time so made to the Warehouse Agent, as agent and Representative of the Warehouse Lenders, shall automatically constitute the pledge of all of MCAI-Ohio's right, title and interest therein, whether or not that (or that MCAFC is acting as agent for MCAI-Ohio) is stated in (or in connection with) such pledge, to the exact same effect as if MCAI-Ohio had itself pledged such Collateral, and (iii) acknowledges and agrees that MCAI-Ohio has received and will receive reasonably equivalent value for all such past, concurrent and future pledges thereof by reason of the Borrowers' joint and several promise and agreement to and with MCAI-Ohio, hereby made and confirmed, to make that share of the proceeds of each Borrowing (or an equal amount in cash or cash equivalents) which is proportionate to the value of MCAI-Ohio's Collateral in the Borrowing Base against which such Borrowing is made, available to MCAI-Ohio (either by relending such proceeds, or by MCAFC's lending or contributing as new cash capital, an equal amount of cash or cash equivalents, to MCAI-Ohio) before, at or within a reasonable time after such Borrowing shall have been funded. In furtherance of the foregoing provisions of this Section, MCAFC and MCAI-Ohio hereby agree to (i) perform, or cause to be performed, such acts and (ii) duly to authorize, execute, acknowledge, deliver, file and record (or cause such actions to be taken with respect to) such



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financing statements, assignments, security agreements, deeds of trust and mortgages, and supplements, modifications or amendments to any of them, and such other papers as the Warehouse Agent or the Custodian may reasonably request from time to time in order to establish and preserve the priority of, perfect and protect the Liens granted or intended to be granted to the Warehouse Agent (as agent and Representative of the Warehouse Lenders) in and to any and all such Collateral and to preserve and protect the Warehouse Agent's rights in respect of all present and future Collateral for the Obligations.

                        3. WAREHOUSE LENDERS' COMMITMENTS

         3.1 Revolving Credit Commitments. Subject to the terms and conditions of this Agreement, and provided no Default or Event of Default has occurred that the Warehouse Agent has not declared in writing to have been cured or waived (or, if one has occurred and not been so declared cured or waived, if all of the Warehouse Lenders, in their sole discretion and with or without waiving such Default or Event of Default, have elected in writing that lending under this Agreement shall continue nonetheless) the Lenders agree to make Warehouse Revolving Loans to the Borrowers in such amounts as the Borrowers shall request pursuant to SECTION 5 at any time from the date of this Agreement until the Termination Date, up to an aggregate principal amount outstanding at any time of not more than the Aggregate Committed Sum or the Borrowing Base, whichever is less, to refinance the Companies' Debt secured by Eligible Collateral that is currently held by Texas Commerce and to finance the Companies' acquisition or origination of new Eligible Collateral. On any day before the Termination Date, the Borrowers may borrow, repay and (having repaid) reborrow Warehouse Revolving Loans up to the lesser of the Borrowing Base or the Aggregate Committed Sum on that day; provided that the principal amount of each Warehouse Revolving Loan must be in an amount not less than Fifty Thousand Dollars ($50,000). The Commitments, and the fractions to be applied to determine the respective Funding Shares of each Warehouse Revolving Loan (other than Swing Loans), of the Lenders that are parties to this Agreement on the Effective Date are set forth on SCHEDULE LC, and shall remain applicable for each day until SCHEDULE LC is amended or restated from time to time pursuant to this Agreement. Upon the joinder of additional Warehouse Lender(s), if any, or adjustments of Commitments and Funding Shares between or among existing Warehouse Lenders made in accordance with this Agreement, the parties agree to approve in writing revised and updated versions of SCHEDULE LC. Each Warehouse Lender shall be obligated to fund only that Warehouse Lender's own Funding Share of any Warehouse Revolving Loan (other than Swing Loans) requested, and no Warehouse Lender shall be obligated to the Borrowers, any other Warehouse Lender or the Warehouse Agent to fund a greater share of any Warehouse Revolving Loan. No Warehouse Lender shall be excused from funding its Funding Share of any Warehouse Revolving Loan (other than Swing Loans) merely because any other Warehouse Lender has failed or refused to fund its Funding Share of that or any other Warehouse Revolving Loan. If any Warehouse Lender fails to fund its Funding Share of any Warehouse Revolving Loan, the other Warehouse Lenders who are willing to do so shall have the right (but no obligation) to do so in the proportion that the Warehouse Commitment of each bears to the sum of the Warehouse Commitments of all Warehouse Lenders that have funded (or are funding) their own Funding Shares of that Warehouse Revolving Loan and that are willing to fund part of the Funding Share of such Warehouse Lender that so failed to fund. Regardless of whether the other Warehouse Lenders fund the Funding Share of the Warehouse Lender who has failed to fund, the respective ownership interests of the Warehouse Lenders in the Warehouse Revolving Loans shall be adjusted as provided in the definition of "Pro Rata". All Warehouse Revolving Loans under this Agreement shall constitute a single debt and all of the Collateral shall be security for all of the Warehouse Notes and the Obligations. The Warehouse Lenders shall not be obligated to make (or the Warehouse Agent to disburse) any Warehouse Revolving Loan if any of the conditions precedent set forth in SECTION 10 shall not have been satisfied, or (ii) such proposed Warehouse Revolving Loan would cause the aggregate unpaid principal amount of the Warehouse Revolving Loans outstanding under this Agreement to exceed the lesser of the Aggregate Committed Sum or the Borrowing Base as of the relevant Disbursement Date. The Borrowers may request funding of (x) Warehouse Revolving Loans no more frequently than daily and then only coincident with a determination (or redetermination) of the market value of all Eligible Collateral then Pledged to the Warehouse Agent by the Companies (including any Eligible Collateral newly pledged in connection with the requested Warehouse Revolving Loan.) Notwithstanding anything contained herein to the contrary, the Warehouse Agent may honor the Borrowers' request for a Warehouse Revolving Loan in the absence of strict satisfaction of the conditions precedent set forth in SECTION 10.2 relating to the delivery of documents, provided that the Companies have substantially complied with such conditions and the Warehouse Agent, in its reasonable discretion, determines that would be prudent and in the Warehouse Lenders' interest to do so. If the unpaid balance of the Warehouse Revolving Loans should exceed the Borrowing Base or any other limitation set forth in this Agreement, such Warehouse Revolving Loans shall nevertheless constitute part of the Obligations that is secured by the Collateral and entitled to all benefits thereof.

         3.2 Expiration or Termination of the Commitments. Unless extended in writing or terminated earlier in accordance with this Agreement, the Warehouse Lenders' Commitments to lend under this Agreement (including Texas Commerce's Swing Line Commitment) shall automatically expire at the close of business on the Termination Date, without any requirement for notice or any other action by the Warehouse Agent, any of the Warehouse Lenders or any other Person.

         3.3 Limitations on Borrowings. The Borrowers' rights to borrow hereunder are subject to the following limitations:

         - The total outstanding principal amount of the Warehouse Revolving Loans may never exceed the lesser of (i) the Aggregate Committed Sum or (ii) the Borrowing Base.

         - The total outstanding principal amount of the Warehouse Revolving Loans that are Wet Borrowings may never exceed the Wet Sublimit.

         - The total outstanding principal amount of the Warehouse Revolving Loans that are Gestation Borrowings may never exceed the lesser of (i) the Gestation Sublimit or (ii) the portion of the Borrowing Base attributable to Eligible Gestation Loans.



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



         - The total outstanding principal amount of the Warehouse Revolving Loans that are Repurchase Borrowings may never exceed the lesser of (i) the Repurchased Loans Sublimit or (ii) the portion of the Borrowing Base attributable to Eligible Repurchased Loans.

         - The total outstanding principal amount of the Warehouse Revolving Loans that are Construction Loans Borrowings may never exceed the lesser of (i) the Construction Loan Sublimit or (ii) the portion of the Borrowing Base attributable to Eligible Construction Loans.

         - The total outstanding principal amount of the Warehouse Revolving Loans that are Land Contracts Borrowings may never exceed the lesser of (i) the Land Contract Sublimit or (ii) the portion of the Borrowing Base attributable to Eligible Land Contracts.

         - The total outstanding principal amount of the Warehouse Revolving Loans that are Second Mortgage Loans Borrowings may never exceed the lesser of (i) the Second Mortgage Loans Sublimit or (ii) the portion of the Borrowing Base attributable to Eligible Second Mortgage Loans.

         - The total outstanding principal amount of the Warehouse Revolving Loans that are D/E Mortgage Loans Borrowings may never exceed the lesser of (i) the D/E Sublimit or (ii) the portion of the Borrowing Base attributable to Eligible D/E Mortgage Loans.

         - The total outstanding principal amount of the Warehouse Revolving Loans that are Indirect Warehouse Borrowings may never exceed the lesser of (i) the Indirect Warehouse Sublimit or (ii) the portion of the Borrowing Base attributable to Eligible Indirect Mortgage Loans.

         - The total outstanding principal amount of the Warehouse Revolving Loans that are High LTV Loans Borrowings may never exceed the lesser of (i) the High LTV Loan Sublimit or (ii) the portion of the Borrowing Base attributable to Eligible High LTV Loans.

         - No Warehouse Lender's direct or indirect portion of the total outstanding principal amount of the Warehouse Revolving Loans may ever exceed either (i) its Commitment or (ii) its Funding Share of the total outstanding principal amount of the Warehouse Revolving Loans (excluding, except for Texas Commerce, the Swing Loans).




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



                            4. SWING LINE COMMITMENT.

         In addition to its Commitment under SECTION 3.1, Texas Commerce agrees to fund revolving credit Swing Loans to the Borrowers in principal amounts which do not on any day in the aggregate exceed the Swing Line Limit, for the purpose of initially funding requested Revolving Loans, upon and subject to the terms and conditions of SECTION 4.

         4.1 Swing Loans. The Borrowers shall have the right to borrow and reborrow under the Swing Line if (and only if):

               (a) the Swing Loan fully qualifies in all respects for funding as an ordinary Revolving Loan under this Agreement, including the requirement that, after giving effect to the requested Swing Loan, none of the limitations specified in SECTION 3.3 will be exceeded;

               (b)  the Swing Line Limit is not exceeded;

               (c) no Default has occurred that has not been cured before it has become an Event of Default, and no Event of Default has occurred that the Warehouse Agent has not declared in writing to have been waived or cured;

               (d) the Request for Advance against which the Swing Loan is to be funded is received by Texas Commerce by no later than 4:00 PM on the Business Day such Loan is to be funded; and

               (e) neither the Borrowers nor Texas Commerce is aware of any reason why the Revolving Loan requested by the Request for Advance against which the Swing Loan is to be funded, cannot or will not be fully funded by the Lenders on the fifth (5th) Business Day (or such other Business Day as shall be designated by Texas Commerce) following the Business Day on which the Request for Advance is received by Texas Commerce.

         4.2 Swing Line Note and Interest on Swing Loans. All Swing Loans shall be evidenced by the Swing Line Note and shall bear interest from the date funded until the date repaid (and accrued interest on them shall be due and payable) at the same rate(s) and on the same days as would be applicable if such Swing Loans had been funded by all of the Lenders, instead of having been funded by Texas Commerce alone as Swing Loans.

                            5. BORROWING PROCEDURES.

         5.1 Request for Advance to Refinance Certain Existing Debt. To request a Revolving Loan to fund the initial advance under this Agreement to refinance the Borrowers' existing warehouse debt to Texas Commerce (only), the Borrowers shall give the Warehouse Agent a Request for Advance for the proposed refinancing as soon as practicable prior to the proposed Disbursement Date for such Revolving Loan. For such refinancing, the Request for Advance shall specify the



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



principal amount of the proposed Revolving Loan and its proposed Disbursement Date. Notwithstanding anything contained or implied in such Request for Advance, the amount of the proposed Revolving Loan shall not exceed the Collateral Value of the Collateral to be Pledged to the Warehouse Agent and in which the Warehouse Agent (as agent and Representative of the Warehouse Lenders) will acquire a first and prior perfected security interest immediately and automatically upon funding to Texas Commerce of the payoff amount of the Borrowers' existing financing of Eligible Collateral by Texas Commerce.

         5.2 Requests for Revolving Loans for Originations and Acquisitions. To request Revolving Loans to finance the acquisition or origination of new Eligible Collateral (as opposed to refinancing Debt secured by existing Collateral held by TCB), the Borrowers shall give the Warehouse Agent a Request for Advance as soon as practicable before the proposed Disbursement Date for the Revolving Loan to finance the Borrowers' origination or acquisition of such new Eligible Collateral. For each such origination or acquisition, such Request for Advance shall be accompanied by a Submission List listing in reasonable detail the new Eligible Collateral being originated or acquired and shall specify the principal amount and the proposed Disbursement Date for such Revolving Loan and the Company's deposit account with the Warehouse Agent into which its proceeds are to be deposited. Notwithstanding anything contained or implied in any such Request for Advance requesting a Revolving Loan to finance newly originated or acquired Eligible Collateral, such Revolving Loan shall not be disbursed before
(i) the Business Day on which the new Collateral is to be originated or purchased by a Company and legal title to the new Collateral will be acquired by the originating or acquiring Company and (ii) the Borrowers have demonstrated to the Warehouse Agent that such new Collateral constitutes Eligible Collateral.

         5.3 Request for Supplemental Borrowing Against Eligible Collateral's Collateral Value. In addition to requests for borrowings made pursuant to
SECTION 5.2, but subject to the satisfaction of the conditions set forth in
SECTION 10, the Borrowers may from time to time request a Revolving Loan in an amount not to exceed the excess (if any) of (x) the Borrowing Base -- including the Collateral Value of Eligible Collateral already in the Borrowing Base and any additional Eligible Collateral newly Pledged to the Warehouse Agent by a Company -- over (y) the aggregate principal of the Warehouse Revolving Loans outstanding. Such Request for Advance shall be reasonably satisfactory to the Warehouse Agent and -- categorized by applicable portions of the Borrowing Base (for Eligible Gestation Loans, Eligible Repurchased Loans, Eligible Land Contracts, Eligible Construction Loans, Eligible High LTV Mortgage Loans, Eligible Indirect Warehouse Loans, Eligible D/E Mortgage Loans or other Eligible Warehouse Collateral) -- shall specify:


               (a)  the aggregate Collateral Values comprising the Borrowing
Base;

               (b) the sum of the existing Borrowings outstanding that are supported by the Borrowing Base;

               (c)  the amount of the excess of (a) over (b); and




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



               (d) the principal amount of the proposed Revolving Loan, its proposed Disbursement Date (which shall not be earlier than the Business Day on which the Warehouse Agent receives such request before 4:00 PM) and the Borrowers' deposit account with the Warehouse Agent into which the proceeds of such Revolving Loan are to be deposited.

         5.4 Requests Are Both for Swing Loans and Revolving Loans. Each Request for Advance shall constitute a request for both (1) a Swing Loan to be funded by Texas Commerce on the Business Day on which the Warehouse Agent receives such Request for Advance before 4:00 PM (Requests for Advance received by the Warehouse Agent after 4:00 PM shall be deemed received when Texas Commerce opens for commercial banking business on the next succeeding Business
Day) and (2) the Revolving Loan actually requested by the text of the Request for Advance to be funded by the Lenders on the Swing Loan Due Date for that Swing Loan and to refinance that Swing Loan.

         5.5 Initial Funding of Revolving Loans under the Swing Line; Refinancing of Swing Loans. Texas Commerce shall fund each Revolving Loan requested by a Request for Advance by making a Swing Loan on the same Business Day the Revolving Loan is requested if the requirements of SECTION 4.1 are satisfied. Texas Commerce shall have no obligation to fund that Revolving Loan as a Swing Loan if and to the extent that such requirements are not satisfied -- and will not do so if it has received actual notice from any other Warehouse Lender that any such requirements are unsatisfied (unless Texas Commerce subsequently determines that all such requirements have been satisfied) -- although such requested Revolving Loan shall be funded on the next succeeding Business Day as a regular Revolving Loan by the Lenders to the extent that all conditions to its funding are then satisfied. To the extent that satisfaction of any of the conditions to funding a requested Revolving Loan as a Swing Loan is within the Warehouse Agent's control, the Warehouse Agent agrees to use reasonable efforts to cause them to be satisfied. Each Swing Loan shall be repaid on its Swing Loan Due Date by the Warehouse Agent's paying over to Texas Commerce out of the Note Payment/Funding Account, and Texas Commerce's applying against such Swing Loan, an amount equal to the proceeds of the Revolving Loans funded by all of the Lenders on that day against the same Request for Advance that was initially funded by such Swing Loan. If at the time such Swing Loan was funded, Texas Commerce reasonably believed that all of the conditions set forth in SECTION 4.1 for such Swing Loan were satisfied in all material respects, the other Warehouse Lenders shall be unconditionally and irrevocably obligated to timely fund their respective Funding Shares of the Revolving Loan that was so initially funded as a Swing Loan, to repay to Texas Commerce (and thereby refinance) on the relevant Swing Loan Due Date all of that Swing Loan except only Texas Commerce's Funding Share of it, irrespective of whether in the meantime any Default or Event of Default has occurred or been discovered, and irrespective of whether in the meantime some or all of the Lenders' Commitments have lapsed, expired or been canceled, rescinded, terminated with or without cause, waived, released or excused for any reason whatsoever, so that all of the following events occur on each Swing Loan Due Date: (i) the principal amount of the Swing Loans is paid down by the required amount (all accrued interest on Swing Loans shall be due and payable by the Borrowers to the Warehouse Agent, for distribution from the Note Payment/Funding Account to Texas Commerce, on the fifteenth (15th) day of the following calendar



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



month), (ii) all Swing Loans are converted to Revolving Loans from the Lenders and (iii) those Revolving Loans are evidenced by the Revolving Credit Notes other than the Swing Line Note.

         5.6 Requests for Advance Due by 4 PM. A separate Request for Advance shall be made for each Revolving Loan. On each Business Day that (i) the Warehouse Agent shall have received a Request for Advance before 4:00 PM (all times are Houston times), (ii) the other requirements of SECTION 4.1 are satisfied and (iii) if additional Collateral is required to support such Revolving Loan pursuant to SECTION 5.7, such additional Collateral shall have been delivered to the Warehouse Agent, Texas Commerce shall fund the requested Revolving Loan as a Swing Loan, and shall thereafter give notice to each Lender of that requested Revolving Loan and that Lender's Funding Share of the requested Revolving Loan before 2:00 PM on the Swing Loan Due Date for that Swing Loan, and each Lender shall cause its Funding Share thereof to be transferred to the Warehouse Agent within two (2) hours after receiving such notice from the Warehouse Agent or by 4:00 PM, whichever is later, so that the Warehouse Agent receives it in good collected Houston funds on that same Business Day, and the Warehouse Agent shall deposit those shares of such Revolving Loan into the Note Payment/Funding Account when received and shall repay the related Swing Loan from the Note Payment/Funding Account (or, if a Lender other than Texas Commerce advises the Warehouse Agent by telephone and confirms the advice by fax that the Lender has placed all of its Funding Share on the federal funds wire to the Warehouse Agent, Texas Commerce shall continue to keep the Swing Loan outstanding to the extent of that Lender's Funding Share so wired until the Warehouse Agent has actually received such share -- whereupon the Warehouse Agent shall deposit such share when received into the Note Payment/Funding Account and repay that still-outstanding portion of the Swing Loan from the Note Payment/Funding Account -- except that Texas Commerce shall have no obligation to continue such portion of any Swing Loan outstanding if and to the extent, if any, that doing so would cause the amount funded by Texas Commerce and outstanding to exceed either the Swing Line Limit or Texas Commerce's Committed Sum.)

         5.7 New Collateral (If Any) Due by 11:00 AM on the Day of a Requested Revolving Loan. Unless the Borrowing Base already has sufficient value to support both (i) the requested Revolving Loan and (ii) all other outstanding Revolving Loans, by 11:00 AM on the Business Day on which the Borrowers request that a Revolving Loan be funded, the Borrowers shall (1) deliver to the Warehouse Agent one or more signed Submission Lists describing the additional Collateral then being Pledged to the Warehouse Agent and (2) cause such additional Collateral to be delivered to the Warehouse Agent. If, after giving effect to a requested Revolving Loan, the outstanding Revolving Loans would exceed the Borrowing Base, or if the Warehouse Agent determines that any Collateral submitted to it is incomplete, deficient or defective in any material respect, then:

               (a) the Warehouse Agent shall withhold the requested Revolving Loan -- or so much thereof as requires the Collateral Value of the Collateral whose Submission List description, additional Collateral Papers or other evidence submitted is incomplete or incorrect in any material respect to support it -- until the Borrowers shall have demonstrated to the Warehouse Agent's reasonable satisfaction that the relevant Submission Lists and all required additional Collateral

Papers and other evidence submitted, are in fact not (or are no longer) incomplete or incorrect in any material respect; or

               (b) in the case of any Borrowing Base insufficiency, unless the Borrowers instruct the Warehouse Agent in writing not to disburse any of the requested Revolving Loan, and subject to the provisions and limitations of SECTIONS 3.1 and 4.1, the Warehouse Agent will disburse such lesser amount(s) as the Warehouse Agent shall determine is supported by the Borrowing Base and will notify the Borrowers of such insufficiency, including the Warehouse Agent's calculation of such insufficiency set forth in reasonable detail.

         5.8 If a Request for Advance or New Collateral Papers are Received Late; Waiver of Claim for Any Late Funding. If either a Request for Advance or any new Collateral is submitted late, Texas Commerce will use reasonable efforts to make the requested Revolving Loan as a Swing Loan on the same day it is requested (provided such new Collateral has been submitted), although neither the Borrowers nor any other Person shall have any claim or cause of action against the Warehouse Agent or any of the Lenders if that funding (or any other funding) does not occur on the same day it is requested.

                          6. THE REVOLVING CREDIT NOTES

         To evidence the Warehouse Revolving Loans to be made by the Lenders pursuant to this Agreement, the Borrowers agree to execute and deliver to each Lender a Warehouse Note in the form of EXHIBIT E-1, in a face principal amount equal to that Lender's Warehouse Committed Sum and dated the Effective Date (or dated with such other appropriate date as shall be agreed upon by the Borrowers, that Lender and the Warehouse Agent if the effective date of that Lender's joinder in this Agreement is after the Effective Date), and to evidence the Swing Loans to be made by Texas Commerce, the Borrowers agree to execute and deliver to Texas Commerce the Swing Line Note in the form of EXHIBIT E-2 in face principal amount equal to the Swing Line Limit. If any Lender's Warehouse Committed Sum shall be increased for any reason after the Borrowers shall have issued to that Lender its Warehouse Note, then the Borrowers agree to execute and deliver to that Lender upon its request a renewal Warehouse Note in a face principal amount equal to the portion of that Lender's new Warehouse Committed Sum and dated the same date that such applicable Warehouse Committed Sum change becomes (or became) effective.

                  7. INTEREST RATES; ADDITIONAL COSTS AND FEES

         7.1 Interest. All Warehouse Revolving Loan principal outstanding and not past due on any day shall bear interest for that day at the Stated Rate. All past due principal, interest, fees or other sums shall bear interest at the Past Due Rate from their respective due dates until paid, or at such lesser rate (if any) -- although not less than the Stated Rate -- as the Warehouse Agent (unless otherwise directed by the Majority Warehouse Lenders) shall elect to be applicable for any one or more days of such period. Without duplication, from the earlier of the Termination Date or the date of the occurrence (if any) of an Event of Default described in SECTION 14.1(h), the outstanding principal amount of all advanced and unpaid Revolving Loans shall bear interest at the Past Due Rate, or at such lesser rate (if any) -- although not less than the Stated Rate -- as the Warehouse Agent (unless otherwise directed by the Majority Warehouse Lenders) shall elect to be applicable for any one or more days of such period. All interest rate determinations and calculations by the Warehouse Agent, absent manifest error, shall be conclusive.

         7.2 Maximum Rate. Regardless of any Loan Document provision, neither the Lenders nor the Warehouse Agent are entitled to contract for, charge, take, reserve, receive or apply, as interest on all or any of the Obligations, any amount in excess of the Maximum Rate. If the Warehouse Agent or the Lenders ever do so, then any excess will be treated as a partial prepayment of principal, and any remaining excess will be refunded to the Borrowers. In determining if the interest paid or payable exceeds the Maximum Rate, the Companies and the Warehouse Agent and the Lenders shall, to the extent lawful, (i) treat all Borrowings as a single extension of credit, (ii) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (iii) exclude voluntary prepayments and their effects and (iv) amortize, prorate, allocate, and spread the total amount of interest throughout the full contemplated term of the Obligations. However, if the Obligations are paid in full before the end of that full contemplated term and the interest received for the Obligations' actual period of existence exceeds the Maximum Amount, then the Lenders shall refund any excess without being subject to any penalties provided by any Laws.

         7.3 Additional Costs. This section shall survive the full satisfaction of the Obligations and termination of the Loan Documents, and the release of all Lender Liens.

               (a) Rate of Return Maintenance Covenant. If at any time after the date of this Agreement, any Warehouse Lender that is a bank determines that
(a) any applicable law, rule or regulation regarding capital adequacy has been adopted or changed since July 1, 1997 or (b) its interpretation or administration by any Governmental Authority, central bank or comparable agency has changed since July 1, 1997 and determines that such change or such Warehouse Lender's compliance with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on that Warehouse Lender's capital as a consequence of its obligations under this Agreement or any of the other Warehouse Loan Documents to a level below the rate of return which that Warehouse Lender would have achieved but for such adoption, change or compliance (taking into consideration that Warehouse Lender's own capital adequacy policies) by an amount that Warehouse Lender deems to be material, then upon notice to the Companies by that Warehouse Lender or the Warehouse Agent summarizing the facts triggering the increase and calculations of the increase, the Companies jointly and severally promise to pay to the order of the Warehouse Agent, for the account of such Warehouse Lender, such additional amount or amounts as will provide that Lender with a rate of return on its capital equal to that which would have been achieved but for such adoption, change or compliance (taking into consideration that Lender's own capital adequacy policies); provided that the amount of such payment shall be absolutely limited to that amount which, when added to all other sums which constitute interest under applicable law, produces an interest rate that does not exceed the Ceiling Rate for the full term that the Warehouse



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



Revolving Loans are outstanding. In determining the amount or amounts required to be paid to achieve that result, such Warehouse Lender may employ such assumptions and make such allocations of costs and expenses fairly applicable to the Warehouse Revolving Loans as that Warehouse Lender reasonably elects and may use any reasonable averaging and attribution method. Any Warehouse Lender's certificate setting forth the amount or amounts necessary to compensate such Warehouse Lender as specified above shall be given by the Warehouse Agent to the Companies as soon as practicable after such Warehouse Lender has made such determination and shall be conclusive and binding, absent manifest error. The Companies shall pay the Warehouse Agent, for the account of such Warehouse Lender, the amount shown as due on any such certificate within fifteen (15) days after the Warehouse Agent gives it.

               (b) Taxes. Any Taxes payable by the Warehouse Agent or any Lender or ruled (by a Tribunal) payable by the Warehouse Agent or any Lender in respect of any Loan Document shall, if permitted by Law and if deemed material by the affected Lender (which may, in determining the material nature of the amount payable, utilize reasonable assumptions and allocations of costs and expenses and use any reasonable averaging or attribution method), be paid by the Companies, together with interest and penalties, if any, accrued as a result of any Company's delay in paying them (except for Taxes payable on the overall net income of such Lender by the jurisdiction where its office is located and except for interest and penalties incurred as a result of the gross negligence or willful misconduct of such Lender). The Warehouse Agent shall notify the Companies and deliver to the Companies a certificate prepared by the affected Lender stating in reasonable detail the calculation of the amount of payable Taxes (which certificate shall be conclusive and binding absent manifest error), and the Companies shall pay that amount to the Warehouse Agent (for the account of the affected Lender(s) within ten (10) days after demand. If any affected Lender subsequently receives a refund of the Taxes paid to it by the Companies, then that Lender shall promptly pay the refund to the Warehouse Agent, who shall pay it over to the Companies.

         7.4 Change in Laws. If any change, after the date of this Agreement, in any present Law or any future Law shall make it unlawful for any Lender to make or maintain LIBOR Borrowings, then the Warehouse Agent shall promptly notify the Borrowers and (a) as to undisbursed funds, any requested Revolving Loan shall be made as a Base Rate Borrowing, (b) any outstanding Revolving Loan shall be immediately converted to a Base Rate Borrowing or if any conversion will not resolve the unlawfulness, the Companies shall promptly prepay the Revolving Loan, without penalty (although the Borrowers may immediately reborrow it as a Base Rate Borrowing in accordance with -- and if the Borrowers are qualified to do so under -- the other provisions of this Agreement, unless that would be unlawful).

         7.5 Chief Credit Officer's Certificate Conclusive. Should any issue ever arise in any forum or under any circumstances as to any of the matters referred to in this Section, a certificate of Texas Commerce's chief credit officer stating LIBOR, the Prime Rate, the Free Adjusted Balances, the FAB Principal Equivalent, the Federal Funds Effective Rate, the Past Due Rate, the Stated Rate and/or the Stated Rate(s) applicable to one or more specified portions of the Revolving Loans that are or were in effect from time to time, absent manifest error, shall be conclusive.



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




         7.6 Facility Fee. The Companies agree to pay to the Warehouse Agent, for the account of the Lenders (and the Warehouse Agent shall distribute to them), ratably according to their respective Committed Sums, a cash facility fee (the "FACILITY FEE") in an amount equal to twenty basis points (0.20%) per annum on the Aggregate Committed Sum (as it may be changed from time to time pursuant to the provisions of SECTION 8.3) for the period from the Effective Date to the Termination Date. The Facility Fee shall be due and payable annually in advance on the Effective Date and on each anniversary (if any) of the Effective Date before the Termination Date. The Facility Fee is not compensation for the use or forbearance or detention of money, although this Section (as well as every other Section of this Agreement) is subject to the provisions of SECTION 17.2. Each calculation by the Warehouse Agent of the amount of the Facility Fee shall be conclusive, absent manifest error. The Borrowers shall pay to the Warehouse Agent (for the account of the Lenders) on demand any deficiency in payment by the Borrowers of the Facility Fee.

         7.7 Agent's Fee. The Borrowers agree to pay to the Warehouse Agent an agent's fee (the "AGENT'S FEE") as provided for in the letter agreement between the Borrowers and the Warehouse Agent executed substantially concurrently with this Agreement, as such letter agreement may be supplemented or amended from time to time.

         7.8 Custodian's Fee. The Borrowers agree to pay to the Warehouse Agent a fee for its services as the Custodian (the "CUSTODIAN'S FEE") as provided for in the letter agreement between the Borrowers and the Warehouse Agent executed substantially concurrently with this Agreement, as such letter agreement may be supplemented or amended from time to time.

         7.9 Other Fees and Expenses. Upon demand of the Warehouse Agent from time to time, the Borrowers shall pay to the Warehouse Agent the amount of the expenses (including attorneys' fees, whether of inside or outside counsel, and disbursements) incurred by the Warehouse Agent and the Lenders from time to time which are to be paid for or reimbursed by the Borrowers under SECTIONS 16.1 AND 16.3.




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



                8. INTEREST AND PRINCIPAL PAYMENTS; DISTRIBUTIONS

         8.1   Payments.

               (a) Interest and Other Obligations. Unless otherwise provided in this Agreement, the Borrowers shall jointly and severally pay the Obligations in accordance with the following table:

            Obligation                                   Payable
Unpaid interest on each Warehouse            On (a) the fifteenth (15th) day of each
Revolving Loan except interest at the Past   Calendar Month following the Calendar
Due Rate and interest required to be paid    Month in which it accrued through the
last pursuant to SECTION 8.3                 day of that accrual month and (b) on the
                                             Termination Date

Unpaid Interest accrued at the Past          On demand as it accrues
Due Rate

Unpaid interest due pursuant to any          When due as provided in SECTION 8.3
Aggregate Committed Sum reduction made
pursuant to SECTION 8.3

Warehouse Revolving Loan principal and any   When due as provided in the relevant
other Obligations                            provision of this Agreement, but in no
                                             event later than the Termination Date

               (b) Mandatory Payments. On the Termination Date, all outstanding principal of the Notes, and all accrued interest then unpaid on the Notes, shall be finally due and payable without notice or demand. All principal outstanding on the Swing Line Note shall be due and payable on each Swing Line Loan Due Date, and if the Warehouse Agent gives written notice to the Companies that any such sum is due and has not been repaid by the Lenders despite the requirement of SECTION 5.5 that the Lenders do so, the Companies shall promptly pay such sum to the Warehouse Agent. If at any time or from time to time, the aggregate unpaid principal amount of all Warehouse Revolving Loans exceeds the lesser of the Aggregate Committed Sum or the Borrowing Base, the excess shall be immediately due and payable without notice or demand. No mandatory payment under this SECTION 8.1(b) shall reduce the Aggregate Committed Sum.

               (c) Optional Prepayments. The Borrowers, at any time and from time to time, upon at least one (1) Business Day's prior written notice received by the Warehouse Agent, may prepay the unpaid principal amount of the Warehouse Revolving Loans in whole or in part without premium; provided that any such optional prepayment under this SECTION 8.1(c) shall be made in an amount not less than Fifty Thousand Dollars ($50,000) and applied to reduce the then-unpaid principal of the Warehouse Revolving Loans; and provided further that any optional prepayment made under this SECTION 8.1(c) shall not reduce the Aggregate Committed Sum (interest accrued and unpaid on any such optional prepayment shall be due and payable on the fifteenth (15th) day of the



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



Calendar Month next occurring after the date of such prepayment, or concurrently with such prepayment if made on the fifteenth (15th) day of a Calendar Month). The Companies may pay or prepay any amount owed under the Warehouse Notes without prejudice to the Borrowers' right to reborrow under the terms of this Agreement.

               (d) Time Due; Good Funds. Except as otherwise specifically provided in this Agreement, all payments under this Agreement, on the Warehouse Notes (including the Swing Line Note) and under the other Warehouse Loan Documents shall be paid (i) to the Warehouse Agent for deposit in the Warehouse Note Payment/Funding Account, (ii) by not later than 1:00 PM on the day when due (unless the Warehouse Agent shall agree to a payment's being made before a specific later deadline on such day), (iii) without set-off, counterclaim or deduction, (iv) in lawful money of the United States of America, (v) in immediately available funds and (vi) at the office of the Warehouse Agent, at 712 Main Street, Houston, Texas 77002, or by fed funds wire transfer to:

         Texas Commerce Bank                     Account number 0010-___-____
           National Association                  Attention:  Pamela E.  Skinner
         ABA number 1130-0060-9                  Phone:  (713) 216-5382
         Further Credit -- MCA Warehouse Note Payment/Funding Account

or at such other place as the Warehouse Agent shall designate from time to time. Whenever any payment to be made under this Agreement, any Warehouse Note or any of the other Loan Documents shall be stated to be due on a day that is not a Business Day, the due date for that payment shall be automatically extended to the next day that is a Business Day, and with respect to principal, interest at the applicable rate (determined in accordance with this Agreement) shall continue to accrue during the period of such extension. Unless the Warehouse Agent, acting in its sole discretion, shall agree otherwise, funds received by the Warehouse Agent after 1:00 PM on a Business Day shall be deemed for all purposes to have been paid by the Companies on the next succeeding Business Day, except that if, after so deeming, any applicable Ceiling Rate would be exceeded, then solely for the purpose of calculating interest accrued, such funds shall be deemed paid on the date received. Any payment made by mail will be deemed tendered and received only upon actual receipt by the Warehouse Agent at the address designated for such payment, whether or not the Warehouse Agent has authorized payment by mail or any other manner, and shall not be deemed to have been made in a timely manner unless received on or before 1:00 PM, Houston time, on the date due for such payment, time being of the essence. The Companies expressly assume all risks of loss or liability resulting from non-delivery or delay of deliver of any item of payment transmitted by mail or in any other manner.

               (e) Setoff. If and to the extent any payment is not made when due under this Agreement, any Warehouse Note (including the Swing Line Note) or any of the other Warehouse Loan Documents, the Companies authorize the Warehouse Agent and each Lender (for the Pro Rata account and benefit of all of the Lenders) then or at any time thereafter to charge any amounts so due and unpaid against any or all of the Companies' accounts with the Warehouse Agent or any of the



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



Lenders (including an account evidenced by a certificate of deposit), subject to the following qualifications of such rights to so charge such accounts:

                    (1) such rights shall not apply to any escrow, trust or other deposit accounts designated as being held by the Companies on behalf of third party owners of the escrowed funds other than Affiliates of the Companies;

                    (2) such rights shall not affect the Companies' obligation to pay when due any Obligations, whether or not account balances are sufficient to pay amounts due; and

                    (3) the exercise of such rights will not per se prejudice the Borrowers' right to reborrow under the terms of this Agreement.

               (f) Payments to be Free of Taxes. Any and all payments by the Companies made pursuant to this Agreement or under any Revolving Credit Note or other Loan Documents shall be made free and clear of -- and without deduction for -- any and all present or future Taxes. If the Companies shall be required by law to deduct any Taxes from or in respect of any sum payable pursuant to this Agreement or under any Revolving Credit Note or other Loan Document, (i) the sum payable shall be increased as may be necessary so that after making all required deductions, the Lenders receive an amount equal to the sums they would have received had no such deductions been made and (ii) the Borrowers agree to pay the Taxes to the relevant Governmental Authority.

               (g) Payments Satisfy Liability. Each payment received by the Warehouse Agent in accordance with this Agreement is valid and effective to satisfy and discharge the Companies' liability under the Loan Documents to the extent of such payment.

         8.2 Pro Rata Distribution of Payments. All payments and prepayments of the Revolving Credit Notes -- whether voluntary or involuntary and from whatever source -- received by the Warehouse Agent shall be distributed by the Warehouse Agent to the Warehouse Lenders Pro Rata with their respective ownership interests in the Warehouse Revolving Loans as of the date the payment is credited against the Warehouse Notes in accordance with this Agreement (all Swing Loan payments shall be distributed to Texas Commerce). The distribution from the Warehouse Agent to each Lender shall be made by wire transfer in immediately available funds directly to such Lender or to such account at another financial institution as is designated from time to time by such Lender in writing, and shall be made on the same Business Day received (or deemed received) by the Warehouse Agent. If the Warehouse Agent shall fail or refuse to make the distribution on the same Business Day as the payment was received, then the Warehouse Agent shall pay the affected Lender(s) interest on the undistributed funds at the Federal Funds Effective Rate.

         8.3 Changes in Commitments and Prepayments. The Borrowers, at any time and from time to time (except as may hereinafter be provided), upon at least five (5) Business Days' prior written notice received by the Warehouse Agent, may permanently terminate the Warehouse Lenders' Commitments or permanently reduce (Pro Rata) the Warehouse Lenders' Commitments by an integral multiple of One Hundred Thousand Dollars ($100,000); provided that the Borrowers, on the effective date of such termination or reduction, shall pay to the Warehouse Agent (for the account of the Warehouse Lenders) in the case of a termination, the aggregate unpaid principal amount of all Warehouse Revolving Loans, or, in the case of a reduction, the amount, if any, by which the aggregate unpaid principal amount of all Warehouse Revolving Loans exceeds the then reduced Aggregate Committed Sum, together in either case with all interest accrued and unpaid on the principal amounts so prepaid, but without premium. The notice shall specify the Termination Date or the reduced Aggregate Committed Sum and the effective date of the reduction, as the case may be. The Borrowers may not revoke any such notice of termination or reduction without the Warehouse Agent's prior written consent. After any such reduction, no Warehouse Lender's Commitment may be increased or otherwise reinstated without the Warehouse Agent's express written agreement.

         8.4 Acceptance and Application of Payments. Acceptance by the Warehouse Agent of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default, and at any time thereafter and until the entire amount then due has been paid, the Warehouse Agent shall be entitled to exercise any and all rights conferred upon it herein upon the occurrence of an Event of Default. The Companies waive the right to direct the application of any and all payments at any time or times hereafter received by the Warehouse Agent or any Lender from or on behalf of the Companies except each such payment designated as a payment under this Agreement shall be applied to the Obligations; provided that, except as otherwise specified pursuant to SECTION 17.2, no payment on account of interest shall be applied on the principal owed under the Warehouse Notes. The Companies agree that the Warehouse Agent shall have the continuing exclusive right to apply and to reapply any and all payments received at any time or times hereafter against the Obligations in such manner as the Warehouse Agent may deem advisable, notwithstanding any entry by the Warehouse Agent or any Warehouse Lender upon any of its books and records.

         8.5 Invalidated Payments. The Companies expressly agree that to the extent that the Warehouse Agent or any Warehouse Lender receives any payment or benefit and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other party under any Debtor Law or other state or federal law, common law or equitable cause, then to the extent of such payment or benefit, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by the Warehouse Agent or any Warehouse Lender(s), to the extent that the Warehouse Agent and each such affected Lender(s), if any, did not directly receive a corresponding cash payment, shall be added to the Obligations and be additional Obligations payable upon demand by the Warehouse Agent.




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



                                  9. COLLATERAL

         9.1 Security Interest. As security for the payment of the Warehouse Revolving Loans and for the payment and performance of the Obligations, each of the Companies has executed and delivered the Security Agreement with the Warehouse Agent, granting to the Warehouse Agent, as agent and Representative of the Warehouse Lenders, a first priority security interest in all of that Company's present and future estate, right, title and interest in and to the Warehouse Collateral (although neither the Warehouse Lenders, the Warehouse Agent nor the Custodian assumes any of the Companies' or any other liability or obligation under or in respect of any Collateral).

         9.2 Delivery of Additional Collateral or Mandatory Prepayment. At least once a week during the term of this Agreement (or more often in the discretion of the Warehouse Agent if it reasonably determines that market conditions warrant) and whenever a Request for Advance is made by the Borrowers (except that the Warehouse Agent shall have no obligation to make such determination more frequently than once per day), the Warehouse Agent shall (i) determine pursuant to SCHEDULE BB the aggregate values of the Collateral comprising the Borrowing Base for each type of Collateral (including any Collateral pledged on that day) Pledged to the Warehouse Agent under this Agreement, (ii) issue to the Lenders a Borrowing Base Report stating separately the Warehouse Agent's determination of the portion of the Borrowing Base attributable to each type of Collateral and (iii) provide a copy of that certificate to the Borrowers. If the Warehouse Agent shall determine on any day that the Borrowing Base is less than the outstanding Revolving Loans, then the Companies shall immediately either:

               (a)  Pledge to the Warehouse Agent additional Collateral; and/or

               (b) after giving effect to the value of any additional Collateral Pledged to the Warehouse Agent, pay to the Warehouse Agent cash for Pro Rata distribution to the Warehouse Lenders;

in aggregate amounts sufficient to completely eliminate the excess of (i) the sum of all Warehouse Revolving Loans outstanding over (ii) the Borrowing Base;

provided, that the Companies may not elect under the provisions of SECTION 9.2(a) (and instead must make a cash paydown pursuant to SECTION 9.2(b)) if any Default or Event of Default has occurred that the Warehouse Agent has not declared in writing to have been cured or waived.

         9.3   Right of Redemption From Pledge.

               (a) Provided no Event of Default has occurred that the Warehouse Agent has not declared in writing to have been cured or waived -- although the Warehouse Agent shall have the right (but no obligation) to allow redemption at any time if it reasonably believes at that time that doing so would be in the Warehouse Lenders' interest to do so -- the Companies may from time to time redeem one or more Pledged Loans from pledge by either:



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




                    (x) paying, or causing to be paid, to the Warehouse Agent for deposit in the Warehouse Note Payment/Funding Account, for application to the outstanding principal balance of the Warehouse Revolving Loans and application to Pro Rata prepayment of the principal balance of the Warehouse Notes, the Redemption Amount for the Pledged Loans to be released; or

                    (y) delivering substitute Pledged Loans that (i) are Eligible Collateral, (ii) will, when included with the existing Warehouse Collateral (excluding the Pledged Loans to be released), increase the Borrowing Base to an amount at least equal to the aggregate outstanding Warehouse Revolving Loans and (iii) will not directly or indirectly result in any Sublimit's being exceeded;

provided, that if (i) no Default has occurred that has not been waived or cured,
(ii) no Event of Default has occurred that the Agent has not declared in writing to have been cured or waived and (iii) no Borrowing Base Deficiency would exist after giving effect to the requested redemption, the Companies may redeem one or more Pledged Loans without either paying down the Warehouse Revolving Loans or providing substitute Pledged Loans (this proviso is called the "FREE REDEMPTION PROVISO").

               (b) The Lender Lien against the Pledged Loans redeemed shall automatically be terminated upon the Warehouse Agent's receipt of the redeeming payment or substitute Mortgage Collateral (or, if pursuant to the Free Redemption Proviso, no such payment or substitute Mortgage Collateral is required, upon the Custodian's release of the related Basic Papers), and the Warehouse Agent will direct the Custodian to release the related Basic Papers to the requesting Company against its written request and will confirm such release in writing if, when and in such form as such Company may reasonably request, including, if requested and applicable to the Pledged Loans redeemed, UCC-3 Partial Releases.

         9.4   Releases of Pledged Loans Sold or Securitized.

               (a) For all Pledged Loans to be securitized, sold or transferred by the Companies to any third party for reasonably equivalent value in a bona fide transaction (including sales of Pledged Loans subject to a reverse repurchase agreement for financing purposes), no later than two (2) Business Days before the date scheduled for the securitization, sale or transfer of such Pledged Loans, the Companies shall deliver to each of the Warehouse Agent and the Custodian a written notice in the form of the Payoff Request -- as defined in, and the form of which is attached as an exhibit to, the Custody Agreement -- stating the scheduled closing date or transfer date and identifying those Pledged Loans to be so securitized, sold or transferred (and if such closing date or transfer date is changed, then the Companies will give the Warehouse Agent and the Custodian prompt notice thereof). Within two (2) Business Days following the Warehouse Agent's receipt of the Payoff Request, (i) the Warehouse Agent will provide the Companies with a Payoff Schedule (as defined in the Custody Agreement) which shows the Redemption Amount for each such Pledged Loan (notwithstanding that the aggregate Redemption Amounts for the affected Pledged Loans will not include interest through the scheduled closing date, the Companies shall remain liable for such interest and any related fees, which shall be remitted to the Warehouse Agent, for distribution to the Warehouse Lenders, on a monthly basis, in accordance with the provisions of SECTION 8.1) and (ii) the Custodian will ship the Pledged Loans listed in accordance with the relevant provisions of the Custody Agreement and the Companies shall either:

                    (x) cause the investor acquiring such Pledged Loans or the Mortgage Securities being created from them to pay to the Warehouse Agent for deposit in the Warehouse Note Payment/Funding Account, for application to the outstanding principal balance of the Warehouse Revolving Loans and application to Pro Rata prepayment of the principal balance of the Warehouse Notes, the Redemption Amount for the Pledged Loans to be released from the Lender Lien; or

                    (y) deliver substitute Pledged Loans (a) that are Eligible Collateral, (b) that will, when included with the existing Warehouse Collateral (excluding the Pledged Loans to be released), increase the Borrowing Base to an amount at least equal to the aggregate outstanding Warehouse Revolving Loans and
(c) that will not directly or indirectly result in any Sublimit's being exceeded;

provided, that if (i) no Default has occurred that has not been waived or cured,
(ii) no Event of Default has occurred that the Agent has not declared in writing to have been cured or waived and (iii) no Borrowing Base Deficiency would exist after release of the shipped Pledged Loans, the Agent will release its Lien in such shipped Pledged Loans without any requirement that the Companies first pay any Redemption Amount or provide any substitute Pledged Loans (this proviso is called the "FREE RELEASE PROVISO").

               (b)  The Lender Lien against Pledged Loans:

                    (1) shipped to be sold as whole loans or to be securitized as Mortgage Securities not issued or guaranteed by FNMA, GNMA or FHLMC shall automatically terminate upon the Warehouse Agent's receipt of the relevant Redemption Amount or substitute Collateral;

                    (2) shipped to be securitized as Mortgage Securities issued or guaranteedby FNMA, GNMA or FHLMC shall automatically terminate upon issuance of the Mortgage Securities created from them -- although the Lender Lien in the proceeds of such Mortgage Loans, including all of the Companies' right, title and interest in and to such Mortgage Securities and their proceeds, shall continue until the Warehouse Agent's receipt of the relevant Redemption Amount -- or

                    (3) if, pursuant to the Free Release Proviso, no such payment or substitute Collateral is required, the Lender Lien in the Pledged Loans shipped shall automatically terminate upon the Custodian's release of the related Basic Papers.




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



         9.5 Return of Collateral at End of Commitment. If (i) the Lenders' Commitments to lend shall have expired or been terminated, and (ii) all Warehouse Revolving Loans, interest and other amounts evidenced by the Warehouse Notes or owing to any of the Warehouse Lenders or the Warehouse Agent under this Agreement, the Warehouse Notes and the other Loan Documents shall be fully paid and satisfied, then the Warehouse Agent shall release the Collateral to the Borrowers or their designee promptly upon written request made by the Companies and at their cost, and the Companies shall promptly receipt -- or shall cause their designee to promptly receipt -- for such released Collateral in writing to the Warehouse Agent. Acceptance by the Borrowers of any Collateral delivered to them pursuant to any provision of this Agreement (whether or not the recipient issues a receipt for it) or shipping by the Warehouse Agent of Collateral in substantial compliance with shipping instructions given by the Borrowers or their designee shall be a complete and full acquittance for the Collateral so delivered or shipped, and the Warehouse Agent and the Warehouse Lenders shall thereby be released and discharged from any and all liability or responsibility for it arising then or thereafter.

                            10. CONDITIONS PRECEDENT

         10.1 Initial Revolving Loan. The obligations of the Warehouse Lenders to make and the Warehouse Agent to disburse the Lenders' respective Funding Shares of the initial Warehouse Revolving Loan are subject to satisfaction on or before the Disbursement Date for such Revolving Loan of each of the following conditions precedent:

               (a) Loan Documents and Note Purchase Agreement. The Warehouse Agent shall have received the following, all of which must be satisfactory in form and content to the Warehouse Agent:

                    (1) the Warehouse Notes (including the Swing Line Note) executed by the Companies;

                    (2) the Warehouse Security Agreement executed by the Companies and the Warehouse Agent;

                    (3)  UCC-1 financing statements executed by the Companies;

                    (4) UCC-3 assignments of Texas Commerce's existing security interests in all of the Warehouse Collateral executed by Texas Commerce and the Companies; and

                    (5) the Custody Agreement executed by the Companies and the Warehouse Agent;

               (b) Certified Companies' Resolutions. Each Company shall have furnished to the Warehouse Agent a copy of the resolutions of such Company's Board of Directors authorizing the execution, delivery and performance of this Agreement, the borrowings hereunder, the



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



Warehouse Notes and all other Warehouse Loan Documents contemplated by this Agreement, which shall have been certified by such Company's Secretary or Assistant Secretary as of the Effective Date as being complete, accurate and in effect.

               (c) Certified Articles. Each Company shall have furnished to the Warehouse Agent a copy of the Articles of Incorporation, including all amendments thereto and restatements thereof, and all other charter documents of such Company, all of which shall have been certified by the Michigan Department of Commerce (or, in the case of MCAI-Ohio, the comparable Ohio Governmental Authority) as of a date after August 31, 1997.

               (d) Certified Bylaws. Each Company shall have furnished to the Warehouse Agent a copy of the Bylaws of such Company, including all amendments thereto and restatements thereof, which shall have been certified by the Secretary or Assistant Secretary of such Company as of the Effective Date.

               (e) Certificate of Good Standing. Each Company shall have furnished to the Warehouse Agent a certificate of good standing with respect to such Company, which shall have been certified by the Michigan Department of Commerce (or, in the case of MCAI-Ohio, the comparable Ohio Governmental Authority) as of a date after August 31, 1997.

               (f) Certificates of Companies' Officers' Incumbency. Each Company shall have furnished to the Warehouse Agent a certificate of the Secretary or Assistant Secretary of such Company, certified as of the Effective Date, as to the incumbency and signature of the officers of such Company signing this Agreement, the Warehouse Notes and any other Warehouse Loan Document contemplated or delivered under this Agreement.

               (g) Opinion of Companies' Counsel. The Companies shall have furnished to the Warehouse Agent on or before the Effective Date or the actual date of execution and delivery of this Agreement by the Companies (whichever is later), the favorable written opinion of Butzel Long, legal counsel to the Companies, dated when issued, in form and content acceptable to the Warehouse Agent and substantially as set forth in EXHIBIT H or containing such other or additional opinions as may be reasonably requested by the Warehouse Agent; provided that if such opinion, insofar as it relates to MCAI-Ohio, shall not be furnished to the Warehouse Agent concurrently with such opinion as it relates to the Borrowers, then the Borrowers shall not make any portion of the Loan proceeds available to MCAI-Ohio, and MCAI-Ohio shall not accept them, until such opinion relating to MCAI-Ohio shall have been both (i) so furnished to the Warehouse Agent and (ii) approved by all Warehouse Lenders.

               (h) UCC Lien Search. The Warehouse Agent shall have received UCC record and copy searches, evidencing the appropriate filing and recording of Texas Commerce's existing Financing Statements in all of the Warehouse Collateral and their assignment to the Warehouse Agent, as agent and Representative of the Warehouse Lenders under this Agreement, and disclosing



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no notice of any liens or encumbrances filed against any of the Collateral other than those assigned Financing Statements or the other Permitted Liens.

               (i) Insurance Policies. The Companies shall have furnished to the Warehouse Agent, in form, content and amounts and with companies satisfactory to the Warehouse Agent, copies of the Companies' errors and omissions insurance policy (or policies), mortgage impairment insurance policy and mortgage bankers blanket bond insurance policy, with loss payable clauses in favor of the Warehouse Agent (as agent and Representative of the Lenders.)

               (j) Approval of Agent's Counsel. All actions, proceedings and papers required to carry out the transactions contemplated by this Agreement or incidental thereto and all other related legal matters shall have been reasonably satisfactory to and approved by legal counsel for the Warehouse Agent, and said counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as it shall have reasonably requested.

         10.2 Conditions to All Disbursements. The obligations of the Warehouse Lenders to fund and the Warehouse Agent to disburse the Warehouse Lenders' respective Funding Shares of any Warehouse Revolving Loan under this Agreement, other than Swing Loans, and the obligation of Texas Commerce to fund the Swing Loans are also subject to satisfaction on or before the Disbursement Date for such Warehouse Revolving Loan of each of the following conditions:

               (a) Certificate. The Warehouse Agent shall have received a certificate, in the form and content of the attached EXHIBIT I-1, I-2 or I-3 (as applicable) executed by the chief executive or chief financial officer of MCAFC, certified as of such Disbursement Date and confirming that:

                    (1)  In the case of a request pursuant to SECTION 5.1:

                         (i)       the proceeds of the requested Revolving Loan
are to be used to refinance Debt secured by Eligible Warehouse Collateral and currently held by Texas Commerce, who will assign to the Warehouse Agent (as agent and Representative of the Warehouse Lenders) its security interest in all collateral for such existing Debt being refinanced and, upon disbursement of such proceeds to Texas Commerce, a Company shall own good and marketable title to such Collateral, free and clear of any lien, pledge, charge or interest of any party other than the Warehouse Agent (as agent and Representative of the Warehouse Lenders);

                         (ii)      all of the Collateral in which the Warehouse
Agent (as agent and Representative of the Warehouse Lenders), by funding such Warehouse Revolving Loan, will acquire a security interest shall be Eligible Warehouse Collateral; and

                         (iii)     all of the Collateral secured by such Debt
to be so refinanced by the proposed Warehouse Revolving Loan shall be Pledged to the Warehouse Agent, shall be pledged to no other Person and shall be subject to this Agreement and the Warehouse Security



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



Agreement, and the Warehouse Agent, as agent and Representative of the Lenders, will thereby acquire and have a first and prior perfected security interest therein.

                    (2)  In the case of a request pursuant to SECTION 5.2:

                         (i)  the proceeds of the requested Revolving Loan are
to be used to finance origination or acquisition by a Company of new Eligible Warehouse Collateral; and, upon disbursement of such proceeds to the mortgagors or Land Contract purchasers (as the case may be) in respect of such Collateral (in the case of an origination) or the seller of such Collateral (in the case of an acquisition), such Company shall own good and marketable title to such new Warehouse Collateral, free and clear of any lien, pledge, charge or interest of any party other than the Warehouse Agent, as agent and Representative of the Warehouse Lenders;

                         (ii) all of the Collateral to be originated or acquired
with the proceeds of the requested Warehouse Revolving Loan shall be Eligible Warehouse Collateral; and

                         (iii) all of Collateral to be originated or acquired
with the proceeds of the requested Warehouse Revolving Loan shall be Pledged to the Warehouse Agent as Warehouse Collateral, and to no other Person, and shall be subject to this Agreement and the Warehouse Security Agreement.

                    (3)  In the case of a request pursuant to SECTION 5.3:

                         (i) there is not then outstanding any Warehouse
Revolving Loan previously advanced by the Warehouse Lenders (and disbursed by the Warehouse Agent) -- including any Swing Loan -- with respect to the Warehouse Collateral to which such requested Warehouse Revolving Loan relates; and

                         (ii) all of the Warehouse Collateral to which such
requested Warehouse Revolving Loan relates shall be Pledged to the Warehouse Agent, and to no other Person, and shall be subject to this Agreement and the Warehouse Security Agreement.

                    (4)  In the case of any Request for Advance whatsoever:

                         (i)  no Default or Event of Default shall have occurred
and be continuing on and as of such Disbursement Date; and

                         (ii) the warranties and representations set forth in
SECTION 11 of this Agreement and SECTION 3 of the Warehouse Security Agreement are true and correct on and as of such Disbursement Date.

               (b) Borrowing Base Certificate. The Warehouse Agent shall have received from the Companies a borrowing base certificate (a "BORROWING BASE CERTIFICATE") in the form of



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



SCHEDULE 10.2(b), executed by a Responsible Officer of MCAFC and certified as of such Disbursement Date, confirming that, as of such Disbursement Date, the aggregate unpaid principal amount of all Warehouse Revolving Loans (including the Revolving Loan to be made on such Disbursement Date) does not exceed the lesser of the Aggregate Committed Sum or the Borrowing Base as in effect on the close of business on the Business Day immediately preceding such Disbursement Date. The calculation of the Borrowing Base in such Borrowing Base Certificate shall be made on a pro forma basis to include the Eligible Warehouse Collateral to be financed in the refinancing of the Borrowers' existing warehouse debt to Texas Commerce and the Eligible Warehouse Collateral to be originated or acquired with the proceeds of the requested Revolving Loan.

               (c) Delivery of Documents. The Companies shall have delivered to the Warehouse Agent and the Custodian (i) a Submission List(s) listing, and -- except in respect of Bridged Loans -- all Basic Papers for, each item of Warehouse Collateral to be originated or acquired with proceeds of the requested Warehouse Revolving Loan and copies of all other documents related to such origination or acquisition as may be required by or pursuant to this Agreement (including copies of any required Take-out Commitments) or the Custody Agreement, or as may be reasonably requested by the Warehouse Agent or the Custodian and (ii) for all Eligible Gestation Collateral, a Conversion Notice.

               (d) Agent Satisfaction. The Warehouse Agent shall not know or have any reason to believe that, as of such Disbursement Date:

                    (1) any Default or Event of Default has occurred and is continuing;

                    (2) any warranty or representation set forth in SECTION 11 of this Agreement or SECTION 3 of the Security Agreement shall not be true and correct;

                    (3) any provision of Law, an order of any court or other agency of government on any regulation, rule or interpretation thereof shall have had any material adverse effect on the validity or enforceability of this Agreement, any Warehouse Note, the Warehouse Security Agreement, any Financing Statements, the Custody Agreement or the other documents contemplated hereby; or

                    (4) there shall have occurred a material adverse change in the business, operations, properties, condition (financial or otherwise) of any Company.

               (e) Approval of Agent's Counsel. All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental thereto and all other related legal matters shall have been reasonably satisfactory to and approved by legal counsel for the Warehouse Agent, and said counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments an documents as it shall have reasonably requested.



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




               (f) Updated Opinion of the Companies' Counsel. The Warehouse Agent shall have received from counsel for the Companies, if reasonably requested by the Warehouse Agent pursuant to instructions from the Majority Warehouse Lenders, an updated favorable opinion or opinions, in form and substance satisfactory to the Warehouse Agent addressed to the Warehouse Lenders and the Warehouse Agent and dated as of the date of such Warehouse Revolving Loan, covering and updating such matters that were originally addressed in the opinion issued pursuant to SECTION 10.1(g) as the Warehouse Agent may reasonably request.

               (g) Fees Paid. The Companies shall have paid the Facility Fee, Agent's Fee and Custodian's Fee then due and payable in accordance with SECTIONS 7.6, 7.7 and 7.8.

                       11. WARRANTIES AND REPRESENTATIONS

         On a continuing basis from the date of this Agreement until the later of the Termination Date or when the Obligations are paid in full and the Companies have performed all of their other obligations hereunder, the Companies represent and warrant to the Warehouse Agent, the Custodian and the Warehouse Lenders that:

         11.1 Corporate Existence and Power. (a) Each Company, and each of its Subsidiaries, is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan (or, in the case of MCAI-Ohio, the State of Ohio), and has the corporate power and authority to own or lease its properties and assets and to carry out its business as now being conducted and is qualified to do business and is in good standing in every jurisdiction wherein such qualification is necessary, and (b) each Company has the corporate power and authority to execute, deliver and perform this Agreement, to borrow money (in the case of MCAI-Ohio, from the Borrowers) in accordance with its terms, to execute, deliver and perform the Warehouse Notes and the other Loan Documents, to grant to the Warehouse Agent (as agent and Representative of the Lenders) liens and security interests in the Warehouse Collateral as hereby contemplated and to do any and all other things required of it hereunder or under the Warehouse Security Agreement and the other Loan Documents. SCHEDULE
11.1 correctly sets forth as to each Subsidiary, its name, the number of shares of its capital stock of each class outstanding and the number of such outstanding shares owned by a Company or Subsidiary (and identifying such Company or Subsidiary).

         11.2 Authorization and Approvals. The execution, delivery and performance of this Agreement, the Borrowings hereunder and the execution, delivery and performance of the Warehouse Notes and the other Loan Documents (a) have been duly authorized by all requisite corporate action of each Company, (b) except for UCC filings, do not require registration with or consent or approval of, or other action by, any federal, state or other governmental authority or regulatory body, or, if such registration, consent or approval is required, the same has been obtained and disclosed in writing to the Warehouse Agent, (c) will not violate, conflict with or constitute (with or without notice or passage of time) a default under, any provision of Law, any order of any court or other agency of government, the Articles of Incorporation or Bylaws of any Company, any



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provision of any contract, mortgage, indenture, note, agreement, lease or other instrument to which any Company is a party, or by which it or any of its properties or assets are bound and (d) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets or any Company other than in favor of the Warehouse Agent (as agent and Representative of the Warehouse Lenders).

         11.3 Valid and Binding Agreement. This Agreement and the existing Financing Statements in favor of Texas Commerce in respect of its warehousing loans to the Companies and duly assigned by UCC-3 Assignments to the Warehouse Agent, as agent and Representative of the Warehouse Lenders, are, and the Warehouse Notes (including the Swing Line Note), the Warehouse Security Agreement and all other documents contemplated hereby when delivered will be, valid and binding obligations of each Company in each case enforceable in accordance with their terms, except as the enforceability thereof may be limited by applicable Debtor Law and similar Laws affecting the rights of creditors generally and by general principles of equity.

         11.4 Actions, Suits or Proceedings. There are no actions, suits or proceedings, at law or in equity, and no proceedings before any arbitrator or by or before any governmental commission, board, bureau, or other administrative agency, pending, or, to the best knowledge of any Company, threatened against or affecting any Company, any Subsidiary or any properties or rights of any Company or any Subsidiary which, if adversely determined, would, individually or collectively, materially impair the right of any Company to carry on business substantially as now conducted or could have a Material Adverse Effect. Except as disclosed on SCHEDULE 11.4, (a) no Company is subject to, or aware of the threat of, any such pending actions, suits or proceedings affecting that Company or any Subsidiary and (b) no outstanding or unpaid judgments against any Company or any Subsidiary exist.

         11.5 No Liens, Pledges, Mortgages or Security Interests. Except for Permitted Liens, none of the Companies' nor any Subsidiary's assets and properties, including the Collateral, are subject to any mortgage, pledge, lien, security interest or other encumbrance of any kind or character.

         11.6 Financial Statements. All consolidated and consolidating balance sheets, statements of income and retained earnings and statements of cash flows furnished to the Warehouse Agent for the purpose of, or in connection with, this Agreement and the transactions contemplated by this Agreement ("FINANCIAL STATEMENTS"), including financial statements previously delivered to the Warehouse Agent and those financial statements to be furnished to the Warehouse Agent pursuant to SECTION 12.2, have been or will be prepared in accordance with GAAP, and do or will fairly present the financial condition of the Companies and the Subsidiaries, as of the dates, and the results of their operations for the periods, for which the same are furnished to the Warehouse Agent. No Company or Subsidiary has any material contingent obligations, liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, the Financial Statements.




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         11.7  Financial Condition. On a consolidated basis, the Companies are solvent, able to pay their debts as they mature, have capital sufficient to carry on their businesses, have assets the fair market value of which exceed their liabilities, and will not be rendered insolvent, undercapitalized or unable to pay maturing debts by the execution or performance of this Agreement or the other documents contemplated hereby. There has been no fact, circumstance or occurrence since July 31, 1997, that has resulted or would reasonably be expected to result in a Material Adverse Effect.

         11.8 The Companies Have Paid Taxes. Each Company has filed by the due date therefor all federal, state and local tax returns and other reports it is required by Law to file, has paid or caused to be paid all taxes, assessments and other governmental charges that are shown to be due and payable under such returns, and has made adequate provision for the payment of such taxes, assessments or other governmental charges which have accrued but are not yet payable. No Company has any knowledge of any actual or proposed deficiency or assessment in connection with any taxes, assessments or other governmental charges not adequately disclosed in the Financial Statements.

         11.9 Compliance with Laws. Each Company has complied with all applicable Laws and regulations, including any Law relating to the extension of credit, the servicing of mortgages or environmental matters, and has obtained all licenses, permits, franchises or other governmental authorizations, to the extent that failure to comply with such Laws or to obtain such licenses, permits, franchises or governmental authorizations would materially interfere with the conduct of its business or its ability to perform its obligations under this Agreement or the other Loan Documents.

         11.10 Margin Stock. No Company or Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, and no part of the proceeds of any Revolving Loan will be used, directly or indirectly, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or for any other purpose which might violate the provisions of Regulation G, T, U or X of said Board of Governors. No Company or Subsidiary owns any margin stock.

         11.11 No Pension Funding Deficiency. No Company or Subsidiary has incurred any accumulated funding deficiency within the meaning of ERISA or incurred any liability to the PBGC in connection with any employee benefit plan established or maintained by any Company or Subsidiary, and no reportable event or prohibited transaction, as defined in ERISA, has occurred with respect to such plans.

         11.12 Approved Lender, Mortgagee, Issuer and Servicer. Each Company that is, or is acting as, a Servicer for GNMA, FNMA or FHLMC is an FHA- and VA-approved lender and mortgagee and a GNMA-, FNMA- and FHLMC-approved issuer and servicer in good standing and currently satisfies all applicable GNMA, FNMA and FHLMC net worth requirements.



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         11.13 Investment Company. No Company or Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         11.14 Misrepresentation. No warranty or representation by any Company contained herein or in any certificate or other material document furnished by any Company pursuant hereto contains any untrue statement of material fact or omits to state a material fact necessary to make such warranty or representation not misleading in light of the circumstances under which it was made. There is no fact that the Companies have not disclosed to the Warehouse Agent in writing which has a Material Adverse Effect or, so far as the Companies can now foresee, is likely to have a Material Adverse Effect.

                            12. AFFIRMATIVE COVENANTS

         On a continuing basis from the date of this Agreement until the later of the Termination Date or when the Obligations are paid in full and the Companies have performed all of their other obligations hereunder, the Companies covenant and agree that they will:

         12.1 Pay Revolving Credit Notes. Punctually pay or cause to be paid when due the principal of, interest on and all other amounts now or hereafter owing under this Agreement, the Revolving Credit Notes (including the Swing Line
Note) and the other Loan Documents in accordance with their respective terms.

         12.2 Furnish Financial and Other Information. Promptly furnish to the Warehouse Agent (for distribution to the Lenders) from time to time information regarding the business and affairs of the Companies, including the following and such other information as the Warehouse Agent may from time to time reasonably request:

               (a) Annual Financial Reports. not later than ninety (90) days after the close of each fiscal year of the Companies, beginning with the fiscal year ending January 31, 1998, financial statements of the Companies, in form and on a reporting basis reasonably satisfactory to the Warehouse Agent and on a consolidated and consolidating basis containing the balance sheet of the Companies as of the close of each such fiscal year, statements of income and retained earnings and, on a consolidated basis only, a statement of cash flows for each such fiscal year, and such other comments and financial details as are usually included in similar reports. Such consolidated reports shall be prepared and audited in accordance with GAAP by independent certified public accountants of recognized standing selected by the Companies and reasonably acceptable to the Warehouse Agent and shall contain unqualified opinions as to the fairness of the statements therein contained.

               (b)  Quarterly Financial Statements. not later than forty-five
(45) days after the close of each quarter of each fiscal year of the Companies, in form and on a reporting basis reasonably satisfactory to the Warehouse Agent, beginning with the fiscal quarter ended July 31,



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1997, financial statements on a consolidated and consolidating basis containing the balance sheet of the Companies as of the end of each such period, statements of income and retained earnings of the Companies and a statement of cash flows of the Companies for the portion of the fiscal year up to the end of such period, and such other comments and financial details as are usually included in similar reports. Such statements shall be prepared on the same accounting basis as the statements required in SECTION 12.2(a) (subject to normal year-end adjustments) and shall be in such detail as the Warehouse Agent may reasonably require, and the accuracy of the statements shall be certified by the chief executive or chief financial officer of MCAFC.

               (c) No Default Certificate. together with each delivery of the financial statements required by SECTIONS 12.2(a) and 12.2(b), a certificate of the chief executive or chief financial officer of MCAFC (a) stating that (i) the warranties and representations set forth in SECTION 11 are true and correct as of such date, and (ii) no Event of Default or Default has occurred, or if any Event of Default or Default exists, stating the nature thereof, the period of existence thereof and what action the Companies propose to take with respect thereto, and (b) setting forth a computation (which computation shall accompany such certificate and shall be in reasonable detail) showing compliance with SECTIONS 12.6, 12.7, 12.8 and 12.9 in conformity with the terms of this Agreement. Each such certificate delivered with the financial statements required by SECTION 12.2(a) shall be accompanied by a statement of the auditing independent accountants to the effect that, based on their review of this Agreement and such financial statements, they are in agreement with such officer certificate.

               (d) Monthly Management Report. within thirty (30) days after the end of each month, a management report substantially in the form of SCHEDULE 12.2(d) setting forth the Companies' loan production, commitment and pipeline positions and servicing portfolio as of the end of such month, executed by a Responsible Officer of the relevant Company.

               (e) Monthly Take-out Report. within thirty (30) days after the end of each month, a Take-out Report substantially in the form of EXHIBIT F setting forth the Companies' Take-out coverage and setting forth the Take-out Prices, as determined in accordance with schedules (in the form attached to EXHIBIT F) attached to such report, and the total weighted average Take-out Price as a percentage of par as of the end of such month, executed by a Responsible Officer of the relevant Company.

               (f) Warehouse Collateral Certificate. not later than five (5) Business Days after the Warehouse Agent's request therefor made from time to time, a certificate in the form attached as EXHIBIT J executed by a Responsible Officer of the relevant Company setting forth an updated list, dated as of a current date acceptable to the Warehouse Agent, of all Warehouse Collateral then Pledged to the Warehouse Agent according to the Companies' records.

               (g) Adverse Effect. written notice promptly informing the Warehouse Agent of (a) the occurrence of any Default or Event of Default, (b) any litigation which if determined adversely to a Company or Subsidiary and not satisfied in a timely fashion would have a Material Adverse Effect or constitute a Default or an Event of Default, or (c) any other occurrence which is



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known or should be known to a Company and which has or could reasonably be expected to have a Material Adverse Effect.

               (h) Shareholder Reports. promptly upon their becoming available, a copy of all financial statements, reports, notices, proxy statements and other communications sent by any Company or Subsidiary to its shareholders, and all regular and periodic reports filed by any Company or Subsidiary with any securities exchange, the Securities and Exchange Commission, the Corporation, Securities and Land Development Bureau of the Department of Consumer and Industry Services of the State of Michigan (or, as to MCAI-Ohio, the corresponding Ohio Governmental Authority), or any governmental authorities succeeding to any or all of the functions of said Commission, Bureau or comparable Governmental Authority.

               (i) Management Letters. promptly upon receipt thereof, copies of all management letters and other reports of substance submitted to any Company or any of the Subsidiaries by independent certified accountants in connection with any annual or interim audit of the books of any Company or Subsidiary.

               (j) Agency Audits. promptly upon receipt thereof, a copy of any audit, examination or report performed on or with respect to any Company or Subsidiary by GNMA, FNMA, FHLMC, the Department of Housing and Urban Development or any other governmental agency or authority.

               (k) Other Information as Requested. such other information regarding the operations, business, properties and financial condition of any Company and any Subsidiary as the Warehouse Agent may reasonably request from time to time promptly after such request.

         12.3 Insurance. Keep its insurable properties (including, but not limited to, the Collateral) and the insurable properties of the Subsidiaries adequately insured and maintain (a) insurance against fire and other risks customarily insured against under an "all-risk" policy and such additional risks customarily insured against by companies engaged in the same or a similar business to that of the Companies or the Subsidiaries, as the case may be, including business interruption, (b) necessary worker's compensation insurance,
(c) public liability and product liability insurance, and (d) such other insurance as may be required by Law or as may be reasonably required in writing by the Warehouse Agent, including an errors and omissions policy, mortgage impairment insurance policy and mortgage bankers blanket bond insurance policy (each of the foregoing with loss payable clauses in favor of the Warehouse Agent, as agent and Representative of the Warehouse Lenders), all of which insurance shall (i) be in such amounts, (ii) contain such terms, (ii) be in such form, (iii) be for such purposes, (iv) be prepaid for such time period and (v) be written by such companies, as may be reasonably satisfactory to the Warehouse Agent. All such policies shall contain a provision whereby they may not be canceled or amended except upon thirty (30) days' prior written notice to the Warehouse Agent. The Companies will promptly deliver to the Warehouse Agent, at the Warehouse Agent's request and without charge, evidence satisfactory to the Warehouse Agent that such insurance has been so procured.



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         12.4  Pay Taxes. Pay promptly and within the time that they can be paid without late charge, penalty or interest all taxes, assessments and similar imposts and charges of every kind and nature lawfully levied, assessed or imposed upon any Company or Subsidiary, and their property, except to the extent being contested in good faith and, if required by the Warehouse Agent, bonded in an amount and manner satisfactory to the Warehouse Agent. If any Company or Subsidiary shall fail to pay such taxes and assessments within the time they can be paid without penalty, late charge or interest, the Warehouse Agent and the Lenders shall have the option to do so, and the Companies agree to repay the Warehouse Agent (for distribution to itself and/or to such other Lenders as shall have paid them) upon demand, with interest at the Past Due Rate, all amounts so expended by the Warehouse Agent and the Lenders.

         12.5 Maintain Corporation, Business and Approved Statuses. Do or cause to be done all things necessary to preserve and keep in full force and effect each Company's and Subsidiary's corporate existence, rights, licenses, permits, governmental authorizations and franchises and comply with all applicable Laws; continue to conduct and operate its and each of its Subsidiaries' business substantially as conducted and operated during the present and preceding calendar year; maintain, preserve and protect all licenses, permits, governmental authorizations, franchises and trade names and preserve all the remainder of its and its Subsidiaries' property and keep the same in good repair, working order and condition; and as to each Company that at any time on or after the Effective Date is, or is acting as, a Servicer for GNMA, FNMA or FHLMC, such Company will continuously (i) be an FHA- and VA-approved lender and mortgagee and a GNMA-, FNMA- and FHLMC-approved issuer and servicer in good standing and (ii) satisfy all applicable GNMA, FNMA and FHLMC net worth requirements.

         12.6  Maintain Net Worth.

               (a) MCAFC's Minimum Consolidated Net Worth. Maintain MCAFC's consolidated Net Worth as at least Twenty-five Million Dollars ($25,000,000) plus ninety percent (90%) of all capital contributions directly or indirectly made to it by or on behalf of its shareholders on or after January 31, 1997.

               (b) MCAMC's Minimum Net Worth. Maintain MCAMC's Net Worth as at least Ten Million Dollars ($10,000,000) plus ninety percent (90%) of all capital contributions directly or indirectly made to it by or on behalf of its corporate parent, MCAFC, on or after January 31, 1997.

               (c) MCA's Minimum Net Worth. Maintain MCA's Net Worth as at least Five Million Dollars ($5,000,000) plus ninety percent (90%) of all capital contributions directly or indirectly made to it by or on behalf of its corporate parent, MCAFC, on or after January 31, 1997.




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         12.7  Limit Leverage.

               (a) MCAFC's Maximum Leverage Ratio. Limit MCAFC's ratio of (i) its total Debt to (ii) its consolidated Net Worth to 10.0 to 1.0 or less.

               (b) MCAMC's Maximum Leverage Ratio. Limit MCAMC's ratio of its total Debt to its Net Worth to 10.0 to 1.0 or less.

               (c) MCA's Maximum Leverage Ratio. Limit MCA's ratio of its total Debt to its Net Worth to 10.0 to 1.0 or less.

         12.8 Maintain Servicing Portfolio Level. Maintain a Servicing Portfolio of at least Five Hundred Million Dollars ($500,000,000).

         12.9 Maintain Fixed Charges Coverage Ratio. Maintain the Fixed Charges Coverage Ratio as 1.10 to 1.0 or greater.

         12.10 ERISA. (a) At all times meet and cause each of the Subsidiaries to meet the minimum funding requirements of ERISA with respect to the Companies' and Subsidiaries' employee benefit plans subject to ERISA and to otherwise comply with all applicable Laws; (b) promptly after any Company knows or has reason to know (i) of the occurrence of any event, which would constitute a reportable event or prohibited transaction under ERISA, or (ii) that the PBGC or a Company has instituted or will institute proceedings to terminate an employee pension plan, deliver to the Warehouse Agent a certificate of the chief financial officer of MCAFC setting forth the details as to such event or proceedings and the action which the Companies propose to take with respect thereto, together with a copy of any notice of such event which may be required to be filed with the PBGC and (c) furnish to the Warehouse Agent (or cause the plan administrator to furnish the Warehouse Agent) a copy of the annual return (including all schedules and attachments) for each plan covered by ERISA, and filed with the Internal Revenue Service by the Companies not later than ten (10) days after such report has been so filed.

         12.11 Use of Loan Proceeds. Use the proceeds of the Revolving Loans hereunder only for the purposes set forth in the recitals of this Agreement.

         12.12 Senior Management. Promptly after any change in any of the five officers of MCAFC or MCA who have the highest degree of management or policy-making authority for the Companies, (the individuals who are such officers of the Effective Date are listed on SCHEDULE 12.12), regardless of the reason for such change, notify the Warehouse Agent in writing of such change and furnish to the Warehouse Agent a revised SCHEDULE 12.12 reflecting the individuals then holding such positions.

         12.13 Accounting; Access to Records, Books, Etc. Maintain a system of accounting established and administered in accordance with sound business practices to permit preparation of



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financial statements in accordance with GAAP and to comply with the requirements of this Agreement and, at any reasonable time and from time to time, permit the Warehouse Agent and the Lenders or any agents or representatives thereof (i) to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, such Person and (ii) to discuss the affairs, finances and accounts of such Person with their respective directors, officers, employees, and independent auditors, and by this provision each Company does hereby authorize the same.

         12.14 Further Assurances. Execute and deliver promptly after request therefor by the Warehouse Agent all further instruments and documents, and take all further action that may be necessary or desirable or that the Warehouse Agent may reasonably request, in order to give effect to, and to aid in the exercise and enforcement of, the rights and remedies of the Warehouse Agent and the Lenders under this Agreement and the other Loan Documents.

         12.15 Shareholder Changes. Promptly after any change in the ownership of record of the voting stock of any Company (or, if known, the beneficial ownership of such stock) which, together with any prior changes not reflected in the most current version of SCHEDULE 12.15 furnished to the Warehouse Agent, constitutes a change in ownership of five percent (5%) or more of MCAFC's outstanding voting stock -- the version of SCHEDULE 12.15 that is attached to this Agreement is a true and complete list of the holders of the voting stock of MCAFC and of each other Company on the Effective Date, showing their names and the number of shares held -- notify the Warehouse Agent in writing of such change (and of any prior unreflected changes) and furnish to the Warehouse Agent a revised SCHEDULE 12.15 reflecting the then-existing ownership structure; provided that after the issuance of MCAFC common stock pursuant to an offering registered under the Securities Act of 1933, as amended, a revised SCHEDULE
12.15 need be furnished promptly after MCAFC's discovery of, and then only to reflect, changes in the beneficial ownership by any Person or group (as described in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) which, together with any prior unreflected changes, constitutes a change in ownership by such Person or group of five percent (5%) or more of the shares of MCAFC common stock outstanding immediately prior to the date of such change.

                             13. NEGATIVE COVENANTS

         On a continuing basis from the date of this Agreement until the later of the Termination Date or when the Obligations are paid in full and the Companies have performed all of their other obligations hereunder, each Company covenants and agrees that it will not, and will not permit any Subsidiary to:

         13.1 Dividends. Declare or pay any dividends on, or make any other distribution (whether by reduction of capital or otherwise) with respect to, any shares of its capital stock, except for (a) dividends from a Subsidiary to a Company (including from one Company to another Company), (b) dividends required to be paid on shares of MCAFC's Series A Cumulative Convertible Preferred Stock and (c) dividends required to be paid on shares of MCAFC's Series B Cumulative Convertible



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Preferred Stock, in each case pursuant to the dividend payment requirements thereof as they exist on the Effective Date.

         13.2 Stock Acquisition. Purchase, redeem, retire or otherwise acquire any of the shares of its capital stock, or make any commitment to do so; provided that shares owned by an officer of a Company may be redeemed pursuant to a contractual arrangement requiring such a redemption upon the death or permanent disability of such officer, but only to the extent such redemption is funded, in full, out of insurance proceeds made available to that Company upon such death or permanent disability or if (i) the shares redeemed are concurrently reissued to other employees for not less than the redemption price and (ii) payment for the issued shares is in cash; and provided further that shares of the Companies' capital stock owned by the Pension Fund, and rights owned by the Pension Fund to acquire the Companies' capital stock, may be acquired by the Companies as provided in the Enhancement Agreement, the Companies' loan agreement with the Pension Fund for the Pension Fund's $15 million subordinated debt facility for the Companies and related agreements.

         13.3 Liens and Encumbrances. Create, incur, assume, or suffer to exist any mortgage, pledge, encumbrance, security interest, lien or charge of any kind upon any of its property or assets (including, without limit, any charge upon property purchased or acquired under a conditional sales or other title retaining agreement or lease required to be capitalized under GAAP) whether now owned or hereafter acquired, other than Permitted Liens.

         13.4 Indebtedness. Incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness or liability for borrowed money, or any other indebtedness or liability evidenced by notes, bonds, debentures, or similar obligations, or any other indebtedness or liability whatsoever, including any lease required to be capitalized under GAAP, except for (a) the Obligations, (b) indebtedness subordinated to the prior payment in full of the Obligations upon terms and conditions approved in writing by the Warehouse Agent, in its sole discretion,
(c) existing indebtedness to the extent set forth on SCHEDULE 13.4, (d) trade indebtedness incurred and paid in the ordinary course of business, (e) contingent indebtedness to the extent permitted by SECTION 13.6, (f) indebtedness secured by Permitted Liens, and (g) other indebtedness for borrowed money which, in the aggregate, does not exceed One Hundred Thousand Dollars ($100,000) at any time.

         13.5 Extension of Credit. Make loans, advances or extensions of credit to any Person, except for advances in the ordinary course of business relating to or arising out of (a) the origination or acquisition of residential mortgage loans, (b) providing a mortgage loan warehouse line of credit to a third person in the ordinary course of the relevant Company's business, (c) travel expenses,
(d) commissions payable to sales representatives, (e) a Company's acquisition of a vendor's interest under a land contract, (f) servicing obligations with regard to mortgage or land contract pools, to the extent recoverable and (g) rehabilitation, repair or maintenance expenses, to the extent reasonable, incurred from time to time by real estate limited partnerships in which a Company has a general partner interest or by Detroit Revitalization, Inc.



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         13.6  Guarantee Obligations. Except:

         (i) by endorsing negotiable instruments in the ordinary course of business for deposit or collection;

         (ii) pursuant to (1) the Enhancement Agreement, (2) the mortgage warehouse credit facilities and the servicing and residuals credit facilities that are listed on the schedule of the Companies' existing liens attached as
SCHEDULE 13.6 or (3) the Loan and Financing Agreement dated July 18, 1996 between the Pension Fund, as the lender, and the Companies, as coborrowers jointly and severally liable thereunder, described in SCHEDULE 13.4; or

         (iii) in connection with the maintenance of escrow accounts for mortgages serviced by a Company;

guarantee or otherwise, directly or indirectly, in any way be or become responsible for obligations of any other Person, whether by agreement to purchase the indebtedness of any other Person, agreement for the furnishing of funds to any other Person through the furnishing of goods, supplies or services, by way of stock purchase, capital contribution, advance or loan, for the purpose of paying or discharging (or causing the payment or discharge of) the indebtedness of any other Person, or otherwise.

         13.7 Subordinate Indebtedness. Subordinate any indebtedness due to it from a Person to indebtedness of other creditors of that Person.

         13.8 Property Transfer; Merger or Lease-Back. (a) During any fiscal year, sell, lease, transfer or otherwise dispose of properties and assets having an aggregate book value of more than Two Hundred Fifty Thousand Dollars ($250,000) (whether in one transaction or in a series of transactions), except as to the sale, in the ordinary course of business, of mortgage loans, mortgage-backed securities, residential real estate, interests in land contracts or mortgage servicing rights; (b) change its name, consolidate with or merge into any other corporation, permit another corporation to merge into it, acquire (whether in one transaction or in a series of transactions) all or substantially all the properties or assets of any other Person where the aggregate purchase price paid for such assets during any fiscal year exceeds One Million Dollars ($1,000,000) (less the aggregate purchase price paid during such fiscal year for the businesses and commitments acquired pursuant to clause (ii) of the following proviso), enter into any reorganization or recapitalization or reclassify its capital stock or (c) enter into any sale-leaseback transaction; provided that nothing in this SECTION 13.8 shall prevent (i) the merger of one Subsidiary (including a Company) with or into any other Subsidiary or Company or (ii) the acquisition of mortgage broker businesses so long as the aggregate purchase price paid therefor during any fiscal year does not exceed One Million Dollars ($1,000,000).




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



         13.9 Nature of Business. Make any substantial change in the nature of its or any Subsidiary's business from that engaged in on the date of this Agreement or engage in any other businesses other than those in which such Company or Subsidiary is engaged on the date of this Agreement.

         13.10 Acquire Securities. Purchase (except as permitted by SECTION 13.2) or hold beneficially any stock or other securities of, or make any investment or acquire any interest whatsoever in, any other Person, except for the common stock of the Subsidiaries owned, directly or indirectly, by a Company on the date of this Agreement and except for certificates of deposit with maturities of one year or less of United States commercial banks with capital, surplus and undivided profits in excess of One Hundred Million Dollars ($100,000,000) and direct obligations of the United States Government maturing within one year from the date of acquisition thereof; provided that if a Company shall inadvertently purchase or otherwise become the beneficial holder of any stock or securities in violation of this covenant, that will not constitute an Event of Default unless such Company shall fail or refuse to divest itself thereof on or before thirty (30) days after first becoming aware of such violation.

         13.11 Acquire Fixed Assets. Acquire or expend for, or commit itself to acquire or expend for, fixed assets by lease, purchase or otherwise in an aggregate amount that exceeds One Million Dollars ($1,000,000) in any fiscal year.

         13.12 Pension Plans. (a) Allow any fact, condition or event to occur or exist with respect to any employee pension or profit sharing plans established or maintained by it which might constitute grounds for termination of any such plan or for the court appointment of a trustee to administer any such plan, or
(b) permit any such plan to be the subject of termination proceedings (whether voluntary or involuntary) from which termination proceedings there may result a liability of any Company or any Subsidiary to the PBGC which, in the opinion of the Warehouse Agent, will have a Material Adverse Effect.

         13.13 Affiliate Transactions. Enter into, or be a party to, or permit any Subsidiary to enter into or be a party to, any material transaction, agreement or other arrangement with any Affiliate or shareholder, except (a) in the ordinary course of business and upon fair and reasonable terms which are not less favorable to such Company or Subsidiary than it would obtain in a comparable arm's length transaction with a Person not an Affiliate or shareholder of such Company or Subsidiary, (b) as set forth on SCHEDULE 13.13 or
(c) as otherwise contemplated in clause (i) of the proviso set forth in SECTION 13.8; provided that if a Company shall inadvertently enter into a transaction that violates this covenant -- or if circumstances shall change such that a transaction with an Affiliate that did not initially violate this covenant does violate it -- that will not constitute an Event of Default unless each affected Company shall fail or refuse to cure such violation (and all of its material effects) to the Warehouse Agent's satisfaction on or before thirty (30) days after first becoming aware of such violation.




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         13.14 Servicing Matters. Fail to comply or otherwise breach, in any material respect, any servicing contract or obligation with respect to any of the Servicing Rights or commit or suffer to be committed any act which would adversely affect its ability to service mortgage loans on behalf of GNMA, FNMA, FHLMC or any other investor for whom any Company services residential mortgage loans.

         13.15 Misrepresentation. Furnish the Warehouse Agent or any Warehouse Lender with any certificate or other document that contains any untrue statement of a material fact or omits to state a material fact necessary to make such certificate or document not misleading in light of the circumstances under which it was furnished.

            14. EVENTS OF DEFAULT; REMEDIES; APPLICATION OF PROCEEDS

         14.1 Events of Default. The occurrence of any of the following events shall constitute an Event of Default:

               (a) Failure to Pay Monies Due. If the Companies shall fail to pay, when due, any principal or interest under any Revolving Credit Note or any other Obligations owed under this Agreement or if any Company or Subsidiary shall fail to pay, when due, any other indebtedness, obligation or liability whatsoever to the Lenders or the Warehouse Agent under the Loan Documents, and in the case of (a) any failure to pay interest under the Revolving Credit Notes when due, such failure shall not be cured within five (5) days (there is no grace period for any payments due other than interest payments).

               (b) Misrepresentation. If any warranty or representation of the Companies in connection with or contained in this Agreement, or if any financial data or other information now or hereafter furnished to the Warehouse Agent or any Lender by or on behalf of the Companies, shall prove to be false or misleading in any material respect.

               (c) Noncompliance with Loan Documents. If any Company or Subsidiary shall fail to perform, in the time and manner required, any of its obligations or covenants under, or shall fail to comply with any of the provisions of, this Agreement, the Revolving Credit Notes or the Security Agreement, which does not involve the failure to make a payment when due specified in SECTION 14.1(a) and which is not cured within thirty (30) days after the earlier of the date of notice to such Company by the Warehouse Agent of such Default or the date the Warehouse Agent is notified, or should have been notified pursuant to the Companies' obligation under SECTION 12.2(g), of such Default; provided that there shall be no cure period with respect to any failure to perform under, or comply with the provisions of, SECTIONS 12.2 (except
Section 12.2(g)), 12.6, 12.7, 12.8, 12.11 and 13.1 through 13.15.

               (d) Event of Default under Servicing/Residuals Loan Agreement. If any Event of Default (as therein defined) shall occur under the Servicing/Residuals Loan Agreement.




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               (e)  Event of Default under Seasoned Warehouse Credit Agreement.
If any Event of Default (as therein defined) shall occur under the Seasoned Warehouse Credit Agreement.

               (f) Other Defaults. In respect of indebtedness to any Person other than indebtedness to the Warehouse Lenders under the Warehouse Loan Documents, the Servicing/Residuals Loan Agreement or the Seasoned Warehouse Credit Agreement, if any Company or Subsidiary shall either (i) default in the payment when due of any of its indebtedness which individually or in the aggregate equals or exceeds One Hundred Thousand Dollars ($100,000), or (ii) default in the observance or performance of any term, covenant or condition in any agreement or instrument evidencing, securing or relating to such indebtedness which individually or in the aggregate equals or exceeds One Hundred Thousand Dollars ($100,000) and such default in observance or performance results in acceleration by the holder thereof.

               (g) Judgments. If there shall be rendered against any Company or Subsidiary one or more judgments or decrees involving an aggregate liability of One Hundred Thousand Dollars ($100,000) or more, which has become non-appealable and shall remain undischarged, unsatisfied by insurance and unstayed for more than thirty (30) days, whether or not consecutive; or if a writ of attachment or garnishment against the property of any Company or Subsidiary shall be issued and levied in an action claiming One Hundred Thousand Dollars ($100,000) or more and not released or appealed and bonded in an amount and manner satisfactory to the Warehouse Agent within thirty (30) days after such issuance and levy.

               (h) Business Suspension, Bankruptcy, Etc. If any Company or Subsidiary shall voluntarily suspend transaction of its business; or if any Company or Subsidiary shall not pay its debts as they mature, admit in writing its inability to pay its debts as they mature or make a general assignment for the benefit of creditors; or proceedings in bankruptcy, or for reorganization or liquidation, of any Company or Subsidiary under any Debtor Law (i) shall be commenced or consented to by any Company or Subsidiary, or (ii) shall be involuntarily commenced against any Company or Subsidiary and shall not be discharged within thirty (30) days of commencement; or a receiver, trustee or custodian shall be appointed for any Company or Subsidiary or for any substantial portion of their respective properties or assets.

               (i) Change of Management or Ownership. If any Company or twenty-five percent (25%) or more of any Company's voting stock or a substantial portion of its assets comes under the practical, beneficial or effective control of one Person or a group (as described in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of Persons other than the existing holders of MCAFC voting stock, whether by reason of death, merger, consolidation, sale or purchase of stock or assets or otherwise; or if any two of the individuals who are the officers listed from time to time on SCHEDULE 12.12 shall no longer remain in office, whether by reason of death, resignation or otherwise, or shall cease for any reason to perform the substantive functions and duties of that office; and any such change of control or office holder may adversely affect, in the judgment of the Warehouse Agent, the ability of such Company to carry on its business as conducted before such change.



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               (j)  Material Adverse Change; Insecurity. If there shall have occurred any other material adverse change in the business, operations, properties, condition (financial or otherwise) or prospects of any Company, or the Warehouse Agent shall otherwise reasonably deem the Lenders to be insecure with regard to the prospects of having the Obligations repaid by the Borrowers on a timely basis.

         14.2 Automatic Termination and Acceleration. Upon the occurrence of an Event of Default described in SECTION 14.1(h), the Warehouse Lenders' Commitments shall automatically terminate and the Warehouse Notes and all of the other Obligations shall automatically become immediately due and payable without notice, presentment, demand or other requirements of any kind (all of which are hereby expressly waived by the Companies) unless all of the Warehouse Lenders, each acting in its sole discretion, shall otherwise agree in writing either before or after such automatic event.

         14.3 Acceleration for Other Default. At any time after any Event of Default has occurred -- other than one of those described in SECTION 14.1(h), each of which has the automatic effects described in SECTION 14.2 -- that has not been declared in writing by the Warehouse Agent to have been cured or waived, the Majority Warehouse Lenders, by written notice to the Companies (which may be given by the Warehouse Agent), may electively (1) terminate the Commitments -- in which event the obligation of the Warehouse Lenders to make Warehouse Revolving Loans shall immediately terminate -- and/or (2) declare all or any portion of the Warehouse Revolving Loans to be due and payable -- in which event that portion of the Revolving Loans, both advanced and unpaid principal and accrued and unpaid interest on it and all other outstanding amounts, shall immediately be and become due and payable without notice, presentment, demand or other requirements of any kind (all of which are hereby expressly waived by the Companies).

         14.4 Remedies; Remedies Are Cumulative . Upon any such automatic or declared acceleration described or referred to in SECTION 14.2 or 14.3, unless all of the Obligations which thereupon became due are immediately fully paid, the Warehouse Agent shall have and may exercise any one or more of the rights and remedies for which provision is made for a secured party under the UCC, under the Security Agreement or under any other documents contemplated hereby or for which provision is provided by law or in equity, including the right of the Warehouse Agent to take possession and sell, lease or otherwise dispose of any or all of the Collateral and the right of the Warehouse Agent or any of the Warehouse Lenders to set off against the Obligations any amount owing by the Warehouse Agent or that Lender to any Company and/or any property of any Company in possession of the Warehouse Agent or that Lender (other than funds held in escrow or custodial accounts maintained by a Company with Texas Commerce). The Companies agree, upon request of the Warehouse Agent, to assemble the Collateral and make it available to the Warehouse Agent at any place designated by the Warehouse Agent which is reasonably convenient to the Warehouse Agent and the Companies. The remedies provided for herein are cumulative of the remedies for collection of the Obligations as provided by law, in equity or by any security agreement, pledge agreement, guaranty or other document contemplated hereby. Nothing herein contained is intended,



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nor shall it be construed, to preclude the Warehouse Agent from pursuing any other remedy for the recovery of any other sum to which the Warehouse Agent or the Lenders may be or become entitled for the breach of this Agreement by the Companies.

         14.5 Agent and Lenders Not Liable; Waiver of Claims. Neither the Warehouse Agent nor any of the Lenders shall incur any liability as a result of the sale of the Collateral, or any part of it, at any private sale made in compliance with applicable law and their respective obligations under the Warehouse Loan Documents. The Companies hereby waive any claims they may have against the Warehouse Agent or the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price that might have been obtained at a public sale, less than the price that might have been obtained had the Collateral been sold pursuant to a purchase commitment for it obtained by the Companies, or less than the aggregate amount of the outstanding Revolving Loans and the unpaid interest accrued on them, even if the Warehouse Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

         14.6 Waiver of Possible Implied Obligations. The Companies waive any right to require the Warehouse Agent or any Lender to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order or (3) pursue any other remedy in its power. Except to the extent, if any, required by applicable Law, neither the Warehouse Agent nor any Warehouse Lender shall be required to take any steps necessary to preserve any rights of the Companies against holders of Mortgage Loans or Land Contracts or security interests prior in lien to the Lien of any Lien instrument included in the Collateral, to preserve rights against prior parties or to preserve rights against other parties to servicing contracts.

         14.7 Protective Advances. The Warehouse Agent and the Lenders may, but shall not be obligated to, advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of any Lien instrument included in the Collateral or the security intended to be afforded by it, including payment of delinquent taxes or assessments and insurance premiums, or to preserve or reinstate any hedging arrangements or mechanisms. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Warehouse Agent or any Lender in exercising any right, power or remedy conferred by this Agreement or any of the other Loan Documents, or in its enforcement, together with interest thereon, at the Base Rate plus one percent (1%) per annum from the time of demand for its payment until ten (10) days thereafter, and at the Past Due Rate from ten (10) days after demand until repaid, shall become a part of principal balance outstanding under the Warehouse Notes (Pro Rata with the respective principal balances of the Warehouse Notes at the time of expenditure) and shall be secured by all security for the Warehouse Notes.

         14.8 Delay Not Waiver. No failure on the part of the Warehouse Agent or any Lender to exercise, and no delay in exercising, any right, power or remedy provided under any of the Loan Documents, at law or in equity, shall operate as a waiver of it, nor shall any single or partial exercise



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by the Warehouse Agent or any Lender of any right, power or remedy provided under any of the Loan Documents, at law or in equity, preclude any other or further exercise of it or the exercise of any other right, power or remedy.

         14.9 Application of Proceeds. All of the Obligations shall constitute one loan secured by the Warehouse Agent's security interest (as agent and Representative of the Warehouse Lenders) in the Collateral and by all other security interests, mortgages, liens, claims and encumbrances now and from time to time hereafter granted from the Companies to the Warehouse Agent (as agent and Representative of the Lenders.) The proceeds of any sale or other enforcement of the Lender Lien in all or any part of the Collateral shall be applied by the Warehouse Agent:

         First, to the payment of the costs and expenses of such sale or enforcement, including reasonable compensation to the Warehouse Agent's counsel and agents, and all expenses, liabilities and advances made or incurred by or on behalf of the Warehouse Agent in connection therewith;

         Second, to the payment of any accrued and unpaid fees and other amounts due (other than principal and interest) under the Revolving Credit Notes (including the Swing Line Note), this Agreement, the Security Agreement or the other Loan Documents;

         Third, to the payment of interest accrued and unpaid on the Revolving Credit Notes (including the Swing Line Note), Pro Rata;

         Fourth, to the payment of the outstanding principal balances of the Revolving Credit Notes (including the Swing Line Note), Pro Rata -- at this application level, collections from and proceeds of Collateral shall be applied first to the repayment of Borrowings outstanding in the related Borrowing Purpose Category (e.g., proceeds from the sale or other disposition of Land Contracts Pledged to the Warehouse Agent shall be applied to Land Contracts Borrowings until all Land Contracts Borrowings have been repaid) and any remaining proceeds of that type of Collateral shall be applied to repay outstanding Borrowings in other Borrowing Purpose Categories in the following order:

        -      Wet Borrowings
        -      Repurchase Borrowings
        -      D/E Mortgage Loans Borrowings
        -      Land Contracts Borrowings
        -      High LTV Loans Borrowings
        -      Second Mortgage Loans Borrowings
        -      Construction Loans Borrowings
        -      Indirect Warehouse Borrowings
        -      Gestation Borrowings
        -      Other Borrowings

--  and



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         Finally, to the payment to the Borrowers, or to their successors or assigns, or as a court of competent jurisdiction may direct, of the surplus, if any, then remaining from such proceeds.

If the proceeds of any such sale are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of the Warehouse Notes and the Obligations and all other amounts (if any) due under the Loan Documents, then the Companies shall remain liable for any deficiency, and shall be obligated to pay it without notice or demand.

         14.10 Concerning Obligations Payable Upon Demand. To the extent that any of the Obligations are payable upon demand under the terms of this Agreement, nothing contained in this Agreement or any document contemplated hereby shall be construed to prevent the Warehouse Agent from making demand, without notice and with or without reason, for immediate payment of all or any part of such Obligations at any time or times, whether or not a Default or an Event of Default has occurred.

         14.11 Marshaling. Each Company, to the extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshaling of the Collateral upon any sale, whether made under any power of sale granted herein or in any other document contemplated hereby or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement or any other document contemplated hereby and consents and agrees that all the Collateral may at any such sale be offered and sold as an entirety or separately.

         14.12 Cure or Waiver.  If:

               (a) an Event of Default shall occur but subsequently the required number of Lenders shall waive the rights of the Lenders and the Warehouse Agent to exercise remedies on account of such Event of Default (whether temporarily or permanently and whether conditionally or absolutely); provided that neither the Lenders nor the Warehouse Agent shall have any obligation to do so; and

               (b) the Borrowers shall request in writing that the Warehouse Agent declare such Event of Default to have been cured or waived;

then (but not otherwise) the Warehouse Agent shall make such declaration in writing and shall deliver a copy of the declaration to the Borrowers and each Lender.

               15. RELATIONSHIPS AMONG THE AGENT AND THE LENDERS.

         15.1 Agent's Duties. In its capacity as servicer of the Warehouse Revolving Loans and until the Warehouse Revolving Loans are fully paid and satisfied, the Warehouse Agent shall:




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               (a)  hold the Warehouse Loan Documents (other than the Warehouse
Notes, each of which shall be held by and belong solely to its payee) and the Warehouse Collateral for the benefit of itself and each other Warehouse Lender, and each Lender (including Texas Commerce) shall be deemed to have an interest in the Loan Documents (other than the Warehouse Notes, as stated above) and in the Lender Lien in and to the Collateral on any day in proportion to its Pro Rata interest in the Warehouse Revolving Loans on that day;

               (b) send timely bills to the Companies for accrued interest, the Facility Fee and other sums due, receive all payments of principal, interest and other sums on account of the Warehouse Revolving Loans or with respect to them or the Commitments and remit them to the Lenders in accordance with the provisions of SECTION 8.2;

               (c) send the Warehouse Lenders copies of supplements and amendments to SCHEDULE AI promptly after they are made;

               (d) notify the Lenders of any election made by the Borrowers pursuant to SECTION 8.3 to terminate or reduce the Warehouse Lenders' Commitments.

               (e) use reasonable diligence to obtain from the Companies and promptly remit to each Lender that proportion of the Facility Fee received by the Warehouse Agent that bears the same ratio to the total Facility Fee so received as that Lender's Committed Sum for the relevant period bears to the Aggregate Committed Sum for the same period and (ii) such Lender's Pro Rata share of interest, principal and other sums received by the Warehouse Agent on account of the Warehouse Revolving Loans or with respect to them, in accordance with this Agreement;

               (f) use reasonable diligence to recover from the Companies all expenses incurred that are reimbursable by the Companies, and promptly remit to each Lender its share (if any) thereof;

               (g) enforce the terms of this Agreement, including, with the approval or at the direction of the Majority Warehouse Lenders, the remedies afforded the Lenders pursuant to SECTION 14.4; and

               (h) hold all security interests ratably for itself as agent and Representative of and on behalf of the Warehouse Lender(s).

         15.2 Actions Requiring All Lenders' Consent. Without the written consent or ratification of all Warehouse Lenders, the Warehouse Agent shall not:

               (a) extend the due date or reduce the amount of any mandatory principal payment.

               (b) release any Lien held under the Loan Documents other than in accordance with the Loan Documents.




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               (c)  waive, compromise or settle any claim against the Companies or release any of them from any obligation or liability under the Warehouse Loan Documents.

               (d) agree to any change in the interest rate or fee provisions -- excluding the Warehouse Agent's Fee and the Custodian's Fee -- of this Agreement.

               (e) increase the Aggregate Committed Sum or increase the maximum principal amount of the Warehouse Revolving Loans above the Aggregate Committed Sum.

               (f) change any Lender's Pro Rata share of the Warehouse Revolving Loans other than in accordance with the express provisions of the Warehouse Loan Documents.

               (g)  extend the Termination Date.

               (h) change any provision of this Agreement that specifically requires the approval of, or other action by, all Warehouse Lenders, including
(i) the provisions of this SECTION 15.2, (ii) the parenthetical in the first sentence of SECTION 3.1 requiring all Warehouse Lenders' to elect in writing to continue lending under this Agreement despite the existence of an uncured and unwaived Default or Event of Default, (iii) the last clause of SECTION 14.2 requiring all Warehouse Lenders' written consent to override the automatic acceleration of maturity of the Obligations and termination of the Warehouse Lenders' Commitments after an Event of Default described in SECTION 14.1(H),
(iv) the last sentence of SECTION 15.17(A) requiring all Warehouse Lenders' consent or ratification of any amendment to that Section (concerning participations), (v) the proviso in the first sentence of SECTION 17.11 prohibiting the Companies' assignment or delegation of their rights, benefits or duties hereunder without all Warehouse Lenders' consent or confirmation and (vi) the last sentence of SECTION 17.19 requiring all Warehouse Lenders' execution of a written instrument to modify or relinquish the jury trial waiver provisions of that Section.

         15.3 Actions Requiring Majority Lenders' Consent. Without the written consent or ratification of the Majority Warehouse Lenders, the Warehouse Agent shall not:

               (a) notify the Borrowers that the Commitments are terminated or that the maturity of all or any part of the Warehouse Revolving Loans has been accelerated unless an Event of Default described in SECTION 14.1(H) has occurred (in which event the Commitments shall automatically terminate and the maturity of the Warehouse Revolving Loans shall be automatically accelerated and the Warehouse Agent may so notify the Borrowers, but no such notice shall be required for any purpose).

               (b)  exercise any of the remedies for default described in
SECTION 14.4.

               (c) cause or permit any material change in the terms of any affirmative or negative covenants in this Agreement.




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               (d)  cause or permit any material change in the eligibility standards for Collateral hereunder, including approving any material increase in the maximum principal amount thereof.

               (e) make or consent to any materially adverse amendment, modification or waiver of any of the terms, covenants, provisions or conditions of the Loan Documents.

               (f)  waive any material default under the Loan Documents.

               (g) materially change the definition of any type of Eligible Collateral.

               (h) materially change any date on which any payments by the Companies are due under the Loan Documents.

               (i)  approve any Change of Control.

               (j) approve any replacement for any Company's president and chief executive officer or its chief operating officer or any reassignment of such officers' principal duties, responsibilities or functions.

               (k)  amend any provision of this Agreement.

         15.4  Agent's Discretionary Actions. Except as provided in SECTIONS
15.2 and 15.3, in its capacity as servicer and without seeking or obtaining the consent of any of the other Warehouse Lenders (although it may elect to obtain such consent before acting it if deems that desirable), the Warehouse Agent may:

               (a) agree or consent to any change in the handling of the Collateral which in the Warehouse Agent's reasonable judgment is unlikely to have a Material Adverse Effect;

               (b) release, reconvey or change, in whole or in part, any Collateral or Lien which is required to be released or reconveyed in accordance with the Loan Documents; and

               (c) do or perform any act or thing which, in the Warehouse Agent's reasonable judgment, is necessary or appropriate to enable the Warehouse Agent to properly discharge and perform its duties under this Agreement and the other Loan Documents, or which in its reasonable judgment is necessary or appropriate to preserve or protect the validity, integrity or enforceability of the Loan Documents, the Liens created by the Loan Documents, such Liens' priority, the Collateral or the interest of the Lenders in them.

         15.5 Lenders' Cooperation. The Lenders agree to cooperate among themselves and with the Warehouse Agent and from time to time upon the Warehouse Agent's request, to execute and deliver such papers as may be reasonably necessary to enable the Warehouse Agent, in its capacities



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as agent, servicer and documents custodian, to effectively administer and service the Revolving Loans and each Lender's Warehouse Note in the manner contemplated by this Agreement.

         15.6 Lenders' Sharing Arrangement. Each of the Lenders agrees that if it should receive any amount (whether by voluntary payment, realization upon security, the exercise of the right of set-off, or otherwise) which is applicable to the payment of the principal of, or interest on, the Warehouse Revolving Loans, or fees, of an amount that with respect to the related sum or sums received (or receivable) by the other Lenders is in greater proportion than that Lender's Pro Rata ownership of the Warehouse Revolving Loans, then such Lender receiving such excess amount shall purchase from the other Lenders an interest in the obligations of the Companies under this Agreement or any of the Warehouse Loan Documents in such amount as shall result in a proportional participation by all of the Warehouse Lenders in such excess amount; provided that if all or any portion of such excess amount is thereafter recovered from such Warehouse Lender, such purchase shall be rescinded, the purchase price restored to the extent of such recovery and allocations of interest on and fees (if any) related to such excess shall be equitably adjusted among the affected Warehouse Lenders.

         15.7 Lenders' Acknowledgment. Each Lender other than Texas Commerce hereby acknowledges that Texas Commerce has made no representations or warranties with respect to the Revolving Loans other than as expressly set forth in this Agreement and that Texas Commerce shall have no responsibility (in its capacity as a Warehouse Lender, the Warehouse Agent, the Custodian or in any other capacity or role) for:

               (a)  the collectability of the Revolving Loans;

               (b) the validity, enforceability or any legal effect of any of the Loan Documents, any Collateral Papers or any insurance, bond or similar device purportedly protecting any obligation to the Lenders or any Collateral; or

               (c) the financial condition of the Companies or any of their Subsidiaries or Affiliates, the status, health or viability of any industry in which any of them is involved, the prospects for repayment of the Revolving Loans, the value of any Collateral (except for the Warehouse Agent's calculations of the Borrowing Base as stated in its Borrowing Base Reports issued to the Warehouse Lenders from time to time), the effectiveness of any of the provisions of the Loan Documents (including the financial covenants, tests and hedging requirements) or any aspect of their implementation or administration at any time to reduce or control risks of any type, to produce returns, profits, yields or spreads or to reduce or control losses or the accuracy of any information supplied by or to be supplied in connection with any of the Companies or any of their Subsidiaries or Affiliates, or otherwise with respect to the Revolving Loans, any Collateral or any source of equity or other financing for any of such companies.

         15.8 Agent's Representations to Lenders. The Warehouse Agent hereby represents and warrants to the Warehouse Lenders (other than itself) that:



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               (a)  the Warehouse Agent has delivered to each Lender true copies of the originals of those Loan Documents which have been specifically requested by that Lender; and

               (b) the Warehouse Agent has no current actual knowledge that any Event of Default has occurred and is continuing on the Effective Date of this Agreement or on the date of any Swing Loan.

         15.9 Agent's Duty of Care, Express Negligence Waiver and Release. At all times until the Warehouse Revolving Loans have been paid in full, the Warehouse Agent shall exercise the same degree of care in handling the Warehouse Revolving Loans and the Collateral as Texas Commerce exercises with respect to loans that are held solely by Texas Commerce for its own account, and the Warehouse Agent, in its capacity as agent and servicer, shall have no responsibility to the Lenders other than to exercise such standard of care and, in any event, Texas Commerce shall have no liability with respect to any other Warehouse Lender's Pro Rata interest in the Revolving Loans except for Texas Commerce's own gross negligence or willful misconduct. Except in the case of its own fraud, gross negligence or willful misconduct, neither the Warehouse Agent, any Lender, nor any of their officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by it or them under this Agreement or any of the other Loan Documents reasonably believed by it or them to be within the discretion or power conferred upon it or them by the Loan Documents or be responsible for consequences of any error of judgment, THE LENDERS EXPRESSLY INTENDING TO HEREBY WAIVE AND RELEASE ALL PRESENT AND FUTURE CLAIMS AND RIGHTS AGAINST THE WAREHOUSE AGENT FOR DAMAGES OR INJURIES CAUSED BY THE WAREHOUSE AGENT'S OWN SOLE OR CONCURRENT ORDINARY NEGLIGENCE AND THAT SUCH WAIVER AND RELEASE BE BINDING UPON THE LENDERS AND THEIR SUCCESSORS, SUBROGEES AND ASSIGNS. Except as otherwise specifically and expressly set forth in this Agreement, the Warehouse Agent shall not be responsible in any manner to anyone for the effectiveness, enforceability, genuineness, validity or due execution (except by the Warehouse Agent) of this Agreement, any supplement, amendment or restatement of it or of any other Loan Documents or for any representation, warranty, document, certificate, report or statement made or furnished (except by the Warehouse Agent) in, under or in connection with this Agreement or any of the other Loan Documents or be under any obligation to anyone to ascertain or to inquire as to the performance or observation of any of the terms, covenants or conditions of this Agreement or of the other Loan Documents on the part of the Companies or anyone else. Without limiting the generality of the foregoing provisions of this Section, the Warehouse Agent, in its capacities as agent and servicer and Collateral custodian, may seek and rely upon the advice of legal counsel in taking or refraining from taking any action under any of the Loan Documents or otherwise in respect of the Revolving Loans and the Collateral or in dealing with any party to any of the Loan Documents or the Collateral, and shall be fully protected in relying upon such advice.

         15.10 Calculations of Shares of Principal and Other Sums. Except as provided to the contrary in SECTION 7.3(A) ("Rate of Return Maintenance Covenant"), SECTION 6.7 ("Warehouse Agent's Fee"), SECTION 7.8 ("Custodian's Fee"), SECTION 14.9 ("Application of Proceeds") and SECTION 16 ("Reimbursement of Expenses; Indemnity"), Texas Commerce's and each other Lender's



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respective shares of principal, interest and other sums received by the
Warehouse Agent on account of the Warehouse Revolving Loans or with respect to them shall be calculated on the basis of each Lender's (including Texas Commerce's) respective Pro Rata ownership interests in the Revolving Loans from time to time.

         15.11 Qualifications of the Warehouse Agent. The Warehouse Agent shall at all times be a commercial bank or trust company organized and doing business under the laws of the United States of America or any state, district or territory of it authorized under such laws to exercise corporate trust powers, having a combined capital and unimpaired surplus of at least One Hundred Million Dollars ($100,000,000), having -- or if owned by a bank holding company, such bank holding company having -- either (i) a rating of C or better by Thomson Bank Watch, Inc. or (ii) a rating of either "A" or better by Standard & Poor's Ratings Group or "A" or better by Moody's Investors Service, Inc. for its most senior class of unsecured debt and subject to supervision or examination by any federal, state, district or territorial Governmental Authority. If such commercial bank or trust company publishes reports of conditions at least annually, pursuant to law or to the requirements of its supervising or examination Governmental Authority, then for the purposes of this Section, the combined capital and unimpaired surplus of such commercial bank or trust company shall be deemed to be its combined capital and unimpaired surplus as set forth in its most recent report of condition so published. Notwithstanding the foregoing, Residential Funding Corporation shall be eligible for selection and service as successor or substitute Warehouse Agent. In case the Warehouse Agent shall cease at any time to be eligible in accordance with the provisions of this Section, the Warehouse Agent shall resign immediately in the manner and with the effect hereinafter specified in this SECTION 15.

         15.12 Resignation of the Warehouse Agent. The Warehouse Agent, or any agent or agents hereafter appointed, at any time may resign by giving written notice of resignation to the Borrowers and the Lenders and complying with the applicable provisions of this SECTION 15. Upon receiving such notice of resignation, a successor Agent shall be promptly appointed by all of the Lenders -- excluding for purposes of this Section a Lender that is then the Warehouse Agent -- by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Agent and one copy to the successor Agent. No such successor Agent shall be appointed that has not been approved in writing by the Borrowers, which approval shall not unreasonably be conditioned, delayed or withheld, unless an Event of Default has occurred that has not been declared in writing by the Agent to have been cured or waived (in which event no such Borrowers' approval shall be required).

         15.13 Removal of the Warehouse Agent. If (a) the Warehouse Agent shall cease to be eligible in accordance with the provisions of SECTION 15.11 and shall fail to resign after written request by all of the Lenders other than the Lender that is then the Warehouse Agent; (b) a receiver of the Warehouse Agent or of its property shall be appointed or any Governmental Authority shall take charge or control of the Warehouse Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or (c) the Warehouse Agent shall be grossly negligent in the performance of its material duties and obligations under this Agreement or the Security



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Agreement or engage in willful misconduct concerning any such material duties and obligations, then, in any such case, upon the unanimous consent of all the Lenders -- excluding for purposes of this Section a Lender that is then the Warehouse Agent -- the Warehouse Agent may be removed and a successor Agent appointed by written instrument, in duplicate, one copy of which shall be delivered to the Warehouse Agent so removed and one copy to the successor Agent. No such successor Agent shall be appointed that has not been approved in writing by the Borrowers, which approval shall not unreasonably be conditioned, delayed or withheld, unless an Event of Default has occurred that has not been declared in writing by the Agent to have been cured or waived (in which event no such Borrowers' approval shall be required).

         15.14 Effective Date of Resignation or Removal. No resignation or removal of the Warehouse Agent shall be effective until a successor agent is appointed pursuant to the provisions of this SECTION 15 and has accepted the appointment as provided in this SECTION 15.

         15.15 Successor Agent. Any successor Agent appointed as provided in this SECTION 15 shall execute and deliver to the Borrowers, the Lenders and its predecessor Agent an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor Agent shall become effective and such successor Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of its predecessor, with like effect as if originally named as the Warehouse Agent; provided that upon the written request of the Borrowers, all of the Lenders or the successor Agent, the Warehouse Agent ceasing to act shall execute and deliver (a) an instrument transferring to such successor Agent all of the rights of the Warehouse Agent so ceasing to act and (b) to such successor Agent such instruments as are necessary to transfer the Collateral to such successor Agent (including assignments of all Collateral or Loan Documents). Upon the request of any such successor Agent made from time to time, the Borrowers shall execute any and all papers which the successor Agent shall request or require to more fully and certainly vest in and confirm to such successor Agent all such rights. No successor Agent shall accept appointment as provided in this Section unless at the time of such acceptance such successor Agent shall be eligible under the provisions of SECTION 15.11.

         15.16 Merger of the Warehouse Agent. Any Person into which the Warehouse Agent may be merged or converted or with which it may be consolidated, or any Person surviving or resulting from any merger, conversion or consolidation to which the Warehouse Agent shall be a party or any Person succeeding to the commercial banking business of the Warehouse Agent, shall be the successor Agent without the execution or filing of any paper or any further act on the part of any of the parties.

         15.17 Participation; Assignment.

               (a) Participations. Each Warehouse Lender reserves the rights, with or without notice to the Companies, the Warehouse Agent or the other Lenders, (i) to pledge any or all of its interests under this Agreement to a Federal Reserve Bank, (ii) to assign or grant participations in some or all of its interests under this Agreement in connection with any funding facility pursuant to



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which such Warehouse Lender ordinarily obtains financing for similar lending arrangements, provided that such Warehouse Lender remains obligated to perform its obligations under this Agreement and, when no default on its part under such funding facility has occurred and is continuing, retains the sole authority to approve any amendment, modification or waiver of any Loan Documents and (iii) to sell to any bank, savings and loan, savings bank, credit union, other deposit-taking financial institution or commercial lending institution, participations in such Lender's Warehouse Revolving Loans, Warehouse Note or Commitment. Participants shall have no rights under the Loan Documents other than certain voting rights as provided below. Each Lender shall be entitled to obtain (on behalf of its participants) the benefits of this Agreement with respect to all participants in its Warehouse Revolving Loans outstanding from time to time; provided that the Companies shall not be obligated to pay any amount in excess of the amount that would be due to such Warehouse Lender calculated as though no participation had been made. No Warehouse Lender shall sell any participating interest under which the participant shall have any rights to approve any amendment, modification or waiver of any Loan Documents, except to the extent such amendment, modification or waiver (i) extends the due date for payment of any amount in respect of principal, interest or fees -- other than the Warehouse Agent's fees and the Custodian's fees -- under the Loan Documents or (ii) reduces the interest rate or the amount of principal or fees applicable to the Revolving Loans (except such reductions as are contemplated by this Agreement). In those cases (if any) where a Warehouse Lender grants rights to any of its participants to approve amendments, modifications or waivers of any Warehouse Loan Documents pursuant to the immediately preceding sentence, such Lender must include a voting mechanism as to all such approval rights in the relevant participation agreement(s) whereby a readily-determinable fraction of such Lender's portion of the Warehouse Revolving Loans (whether held by such Lender or participated) shall control the vote for all of such Lender's portion of the Warehouse Revolving Loans; provided, that if no such voting mechanism is provided for or is fully and immediately effective, then the vote of such Lender itself shall be the vote for all of such Lender's portion of the Warehouse Revolving Loans. Except in the case of the sale of a participating interest to a Warehouse Lender, the relevant participation agreement shall not permit the participant to transfer, pledge, assign, sell any subparticipation in or otherwise alienate or encumber its participation interest in the Warehouse Revolving Loans. Each Lender agrees to (i) notify the Warehouse Agent whenever such Lender intends to sell any participation interest (and when any participation sold is redeemed), (ii) coordinate and cooperate with the Warehouse Agent and the other Lenders to prevent exceeding such limitation on assignments of participations and (ii) not assign any participation interest without reserving the absolute right to repurchase the participation sold for an amount not to exceed par plus accrued interest and the participant's unpaid allocable share (if any) of fees earned, plus reimbursement of reasonable expenses (including reasonable attorneys' fees) incurred by the participant in connection therewith. Any purported amendment of this Section without the written consent or ratification of all of the Warehouse Lenders and the Warehouse Agent shall be ineffective.

               (b) Assignments. Each Lender may assign any or all of its rights and obligations under the Warehouse Loan Documents to any "ELIGIBLE ASSIGNEE" -- which means (a) a commercial bank having total assets in excess of One Billion Dollars ($1,000,000,000) or (b) a finance company, insurance company or other financial institution or fund, acceptable to the Warehouse Agent, that



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is regularly engaged in making, purchasing or investing in loans and has total assets in excess of One Billion Dollars ($1,000,000,000), in each case with the consent of the Warehouse Agent and the Borrowers (which consent shall not be unreasonably withheld or delayed); provided that (1) no such assignment shall result in a Warehouse Lender's having an aggregate Committed Sum of less than Five Million Dollars ($5,000,000), (2) neither the Borrowers nor the Warehouse Agent shall have any obligation to consent to there being more than a total of ten (10) Lenders (a participant under a participation sold in conformity with the provisions of SECTION 15.17(A) is not a Lender), and (3) each such assignment shall be substantially in the form of EXHIBIT K, with the assignor to exchange its Warehouse Note for a new Warehouse Note and the Eligible Assignee to receive a new Warehouse Note and with the assignor to have no further right or obligation with respect to the rights and obligations assigned to and assumed by the Eligible Assignee (except that none of the assignor's rights under SECTION 2.3, 7.3 OR 16 shall thereby be (i) assigned unless specifically described in such assignment, or (ii) diminished or impaired.) The Companies agree to cooperate with the prompt execution and delivery of documents reasonably necessary to such assignment process, including the issuance of new Warehouse Note(s) to the assignor (if retaining an interest hereunder) and the Eligible Assignee immediately upon delivery to the Borrowers of the assignor's Warehouse Note(s). Upon such assignment, the assignee shall be a Lender for all purposes under this Agreement and the other Warehouse Loan Documents, if the assignment is an assignment of all of the assignor's interest in the Warehouse Revolving Loans and their security, the assignor shall be automatically released from all of its obligations and liabilities hereunder, and, whether it is such an assignment of the assignor's entire interest or only a partial assignment, the Committed Sums shall be adjusted appropriately, and the parties agree to approve in writing revised and updated versions of SCHEDULE LC.

               (c) Foreign Lender. If any interest in this Agreement is transferred to any Person that is organized under the legal requirements of any jurisdiction other than the United States of America or any State thereof, the transferor Lender shall cause such Person, concurrently with the effectiveness of such transfer, (i) to represent to the transferor Lender (for the benefit of the transferor Lender, the Warehouse Agent and the Borrowers) that under applicable laws no taxes will be required to be withheld by the Warehouse Agent, the Borrowers or the transferor Lender with respect to any payments to be made to such Person under this Agreement, (ii) to furnish to each of the transferor Lender, the Warehouse Agent and the Companies two duly completed copies of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such Person claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder) and (iii) to agree (for the benefit of the transferor Lender, the Warehouse Agent and the Companies) to provide the transferor Lender, the Warehouse Agent and the Companies a new Form 4224 or Form 1001 upon the obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws and regulations and amendments duly executed and completed by such Person and to comply from time to time with all applicable legal requirements with regard to such withholding tax exemption.

               (d) No Cost to Borrowers. The Borrowers shall not be required to incur any cost or expense incident to any sale to a Person of any interest in the Warehouse Revolving Loans



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pursuant to this Section and all such costs and expenses shall be for the account of either (i) the Lender selling its rights in the Warehouse Revolving Loans to such Person or (ii) such Person.

         15.18 Beneficiaries of this Section. Other than the provisions of SECTIONS 15.17 and 15.11 which are also intended to bind, benefit and be enforceable by and against the Borrowers, this SECTION 15 is intended to bind and benefit only the Warehouse Agent, Texas Commerce and the other Lenders, and does not benefit and shall not be enforceable by the Companies or any other Person whatsoever.

                    16. REIMBURSEMENT OF EXPENSES; INDEMNITY.

         16.1 Pay Negotiation and Administration Costs. The Companies agree to pay all of the Warehouse Agent's, and up to Five Hundred Dollars ($500) of each Warehouse Lender's, out-of-pocket costs and expenses, including reasonable attorneys' fees, in connection with the negotiation, documentation and administration of this Agreement, the Warehouse Notes, the Warehouse Security Agreement and other Warehouse Loan Documents and the making and repayment of the Warehouse Revolving Loans and the payment of interest thereon.

         16.2 Pay Certain Taxes. The Companies agree to pay, and hold the Warehouse Agent, the Lenders and any other owners or holders of any of the Warehouse Notes harmless from and against, any and all present and future stamp, documentary and other similar taxes (excluding income and franchise taxes of the United States and its political subdivisions) with respect to the foregoing matters and save them each harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes.

         16.3 Expenses; Indemnification. Each Company agrees that, upon demand, it will pay, or reimburse the Warehouse Agent and each Lender for, all costs and expenses incurred by the Warehouse Agent or such Lender in connection with (i) collecting or attempting to collect the Obligations or any part thereof, (ii) maintaining or defending the security interests or liens (or the priority thereof) of the Warehouse Agent (as agent and Representative of the Warehouse Lenders), (iii) the enforcement of the Warehouse Agent's and the Lenders' rights or remedies under this Agreement or the other Loan Documents, (iv) the preparation or making of any amendments, modifications, waivers or consents with respect to this Agreement or the other Loan Documents and/or (v) any other matters or proceedings arising out of or in connection with this Agreement or the other Loan Documents, which costs and expenses include the payments made by the Warehouse Agent and the Lenders for taxes, insurance, assessments or other costs or expenses which the Borrowers are required to pay under this Agreement or the other documents contemplated hereby; expenses related to the examination of the Collateral; audit expenses; valuation expenses; court costs and reasonable attorneys' fees (whether in-house or outside counsel is used, whether legal assistants are used, and whether such costs are incurred in negotiations, formal or informal collection actions, federal bankruptcy proceedings, probate proceedings, on appeal or otherwise); and all other costs and expenses of the Warehouse Agent and the Lenders incurred in connection with any of the foregoing. The Companies also jointly and severally agree to indemnify, pay, defend and hold harmless the



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Warehouse Agent, each Lender, each subsequent owner or holder of any of the
Warehouse Notes and any of their respective officers, directors, employees or agents (the "INDEMNIFIED PARTIES") from and against the "INDEMNIFIED LIABILITIES", which means any and all claims, liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' fees and disbursements) of any kind whatsoever which may be imposed upon, incurred by or asserted against any of the Indemnified Parties in any way relating to or arising out of any of the Loan Documents or any of the transactions contemplated thereby to the extent that any such Indemnified Liabilities result (directly or indirectly) from any claims made, or any actions, suits or proceedings commenced or threatened, by or on behalf of any creditor (excluding any of the Indemnified Parties), security holder, shareholder, customer (including any Person having any dealings of any kind with the Companies), trustee, conservator, receiver, director, officer, employee and/or agent of the Companies acting in such capacity, the Companies or any Governmental Authority (excluding the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Comptroller of the Currency and any other banking regulatory body or authority having jurisdiction over the Warehouse Agent or any Lender that is a bank) or any other Person; provided that to the extent, if any, that any of such claims, liabilities, etc. is caused by any Indemnified Party's gross negligence or willful misconduct, the indemnity payable to that Indemnified Party shall be equitably and proportionately reduced, ALTHOUGH TO THE FULL EXTENT PERMITTED UNDER APPLICABLE LAW, SUCH INDEMNITY SHALL NOT BE REDUCED ON ACCOUNT OF SUCH CLAIMS, LIABILITIES, ETC. BEING CAUSED OR CONTRIBUTED TO BY ANY INDEMNIFIED PARTY'S SOLE OR CONCURRENT ORDINARY NEGLIGENCE THAT DOES NOT AMOUNT TO GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, IT BEING THE COMPANIES' INTENTION TO HEREBY INDEMNIFY THE INDEMNIFIED PARTIES AGAINST THEIR OWN SOLE OR CONCURRENT ORDINARY NEGLIGENCE.

                                17. MISCELLANEOUS

         17.1 Items to Be Satisfactory to the Warehouse Agent. All items required by this Agreement or the Warehouse Security Agreement to be delivered to the Warehouse Agent or the Custodian shall be in form and content satisfactory to the Warehouse Agent or the Custodian (as applicable) and the Warehouse Agent or the Custodian may reject any of them that do not meet the requirements of this Agreement.

         17.2 Usury Not Intended; Credit or Refund of Any Excess Payments. It is the intent of the Companies, the Warehouse Agent, the Custodian and the Warehouse Lenders in the execution and performance of this Agreement and the other Loan Documents to contract in strict compliance with the usury laws of the State of Texas and the United States of America from time to time in effect. In furtherance of that purpose, all of the parties to this Agreement stipulate and agree that none of the terms and provisions contained in this Agreement or the other Loan Documents shall ever be construed to create a contract to pay for the use, forbearance or detention of money with interest at a rate in excess of the Ceiling Rate and that for purposes hereof "interest" shall include the aggregate of all charges which constitute interest under such laws that are contracted for, charged, taken, reserved or received under this Agreement or any of the other Loan Documents. In the event that the maturity of any of the Warehouse Notes is accelerated by reason of any election of the Majority

Warehouse Lenders resulting from any Event of Default, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the Maximum Amount, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited on such note (or, if such note shall have been paid in full, refunded to the payor of such interest). THE PROVISIONS OF THIS SECTION SHALL PREVAIL AND CONTROL OVER ALL OTHER PROVISIONS OF THIS AGREEMENT, THE WAREHOUSE NOTES AND THE OTHER LOAN DOCUMENTS THAT MAY BE IN APPARENT CONFLICT HEREWITH. In the event the Warehouse Agent or any of the Lenders shall ever collect monies which are deemed to constitute interest at a rate in excess of the Ceiling Rate then in effect, all such sums deemed to constitute interest in excess of the Ceiling Rate shall be immediately returned to their payor (or, at the option of the holders of the Warehouse Notes, credited against the unpaid principal of the Warehouse Notes) upon such determination, and, to the extent permitted by applicable law, the Warehouse Agent and the Lenders shall not be subject to any penalties provided by any legal requirement for contracting for, charging, taking, reserving or receiving interest at a rate in excess of the Ceiling Rate. In determining whether or not the interest paid or payable under any specific contingency exceeds the Ceiling Rate, to the maximum extent permitted under applicable legal requirements, the Borrowers and the Warehouse Agent and the Lenders shall (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and their effects and (c) "spread" the total amount of interest throughout the entire contemplated term of the Warehouse Notes, and interest owing on such Warehouse Notes so that the interest rate is uniform throughout their entire term.

         17.3 Independent Rights. No single or partial exercise of any right, power or privilege hereunder, or any delay in the exercise thereof, shall preclude any other or further exercise of the rights of the parties to this Agreement.

         17.4 Covenant Independence. Each covenant in this Agreement shall be deemed to be independent of any other covenant, and an exception or illegality in one covenant shall not create an exception or illegality in another covenant.

         17.5 Relationship of the Parties. This Agreement provides for the making of Warehouse Revolving Loans by the Warehouse Lenders (through the Warehouse Agent) in their capacities as lenders, to the Borrowers, each as a borrower, and for the payment of interest and repayment of principal by the Companies to the Lenders (through the Warehouse Agent). The relationship between
(a) the Lenders and the Warehouse Agent and (b) the Companies is limited to that of creditor and secured party, on the one hand, and debtors, on the other hand. The provisions in this Agreement and the other Loan Documents for compliance with financial covenants and delivery of financial statements are intended solely for the benefit of the Lenders and the Warehouse Agent to protect their interests as lenders and lenders' agent, respectively, in assuring payment of interest and repayment of principal, and nothing contained in this Agreement or any of the other Loan Documents shall be construed as permitting or obligating any Lender or the Warehouse Agent to act as a financial or business advisor or consultant to the Borrowers, as permitting or obligating any Lender or the Warehouse Agent to control the Borrowers or to conduct the Borrowers' operations, as creating any fiduciary obligation on the part of any Lender or the Warehouse Agent to the Borrowers, or as creating any joint venture, agency, or other relationship between or among any of the parties other than as explicitly and specifically stated in this Agreement. The Companies acknowledge that they have had the opportunity to obtain the advice of experienced counsel of their own choosing in connection with the negotiation and execution of this Agreement and the other Loan Documents and to obtain the advice of such counsel with respect to all matters contained in the Loan Documents including the provision for waiver of trial by jury. The Companies further acknowledge that they are experienced with respect to financial and credit matters and have made their own independent decisions to apply to the Lenders for credit and to execute and deliver this Agreement and the other Loan Documents.

         17.6 No Waiver. No forbearance on the part of the Warehouse Agent in enforcing any of the Lenders' (or the Warehouse Agent's) rights under this Agreement, nor any renewal, extension or rearrangement of any payment or covenant to be made or performed by any Company hereunder, shall constitute a waiver of any of the terms of this Agreement or of any such right. Warehouse Agent may remedy any default without waiving the default remedied. No Default or Event of Default shall be waived by the Warehouse Agent or the Lenders except in a writing signed and delivered by a Vice President or more senior officer of the Warehouse Agent. No waiver of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default or of the same Default or Event of Default on a future occasion. No failure to exercise or delay in exercising any power or right under any Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No course of dealing between the Companies and the Warehouse Agent or any of the Lenders shall operate as a waiver of any rights of the Warehouse Agent or any of the Lenders. No amendment, modification or waiver of any provision of any Loan Documents nor consent to any departure therefrom shall be effective unless it is in writing and signed and delivered by a Vice President or more senior officer of the Warehouse Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise specifically provided in this Agreement, no notice to or demand on the Companies or any other Person shall entitle the Companies or any other Person to any other or further notice or demand in similar or other circumstances.

         17.7 Governing Law, Jurisdiction and Venue. THIS AGREEMENT, THE WAREHOUSE NOTES AND THE OTHER WAREHOUSE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PRINCIPLES) AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT. The Companies, the Warehouse Agent and the Lenders each hereby irrevocably submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of Texas, Houston Division, and the state district courts of Texas for purposes of all legal proceedings arising out of or relating to the Loan Documents and all related transactions; except that the Lenders do not submit themselves to the jurisdiction of the state district courts of Texas in any suit first filed by Companies, or any of them. To the fullest extent permitted by applicable law, Companies, the Warehouse Agent and the Lenders each irrevocably waives any objection that he, she or it may now or hereafter have to the laying of venue for any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum and agrees that service of process may be made upon him, her or it in any such proceeding by registered or certified mail; except that the Lenders do not waive such objections with regard to any suit first filed by Companies, or any of them. Harris County, Texas shall be a proper place of venue for suit hereon. Nothing herein shall affect any applicable right of any party at any time to initiate any suit in the United States District Court for the Southern District of Texas, Houston Division, or to remove any pending suit to that Court. Nothing herein shall affect the right of the Warehouse Agent or any Lender to accomplish service of process in any manner permitted by applicable law or the right of the Warehouse Agent to commence legal proceedings or otherwise proceed against the Companies in any other jurisdiction or court.

         17.8 Severability. If any provisions of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provisions had never been contained herein.

         17.9 Survival of Warranties, Etc. All of Companies' covenants, agreements, representations and warranties made in connection with this Agreement and any document contemplated hereby shall survive the borrowing and the delivery of the Warehouse Notes hereunder, shall be deemed republished by Companies on the date of each Request for a Revolving Loan and again on the date that each Borrowing is funded, and shall be deemed to have been relied upon by the Warehouse Agent and the Lenders, notwithstanding any investigation heretofore or hereafter made by the Warehouse Agent or any Lender. All statements contained in any certificate or other document delivered to the Warehouse Agent or any Lender at any time by or on behalf of any Borrower pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by Companies in connection with this Agreement.

         17.10 Payments on Saturdays, Etc. Whenever any payment to be made hereunder shall be stated to be due on a Saturday, a Sunday or any other day which is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension, if any, shall be included in computing interest in connection with such payment.

         17.11 Terms Binding Upon Successors; Survival of Representations. The terms and provisions of this Agreement shall bind and benefit the parties hereto and their respective permitted successors and assigns; provided that Companies may not assign or delegate any of their rights, benefits or duties under any part of this Agreement or any of the other Warehouse Loan Documents, and any attempted assignment made without the written consent or written confirmation of all the Lenders shall be void. All representations, warranties, covenants and agreements herein contained on the part of the Companies shall survive the making of any Revolving Loan and the execution of the Revolving Credit Notes and shall be effective so long as the Commitments are outstanding or any obligation of the Borrowers hereunder or under the Revolving Credit Notes or any of the other Loan Documents remains to be paid or performed.

         17.12 Disclosure of Information. Companies authorize the Warehouse Agent and the Lenders to disclose to any Lender's participant or Eligible Assignee (a "TRANSFEREE"), and to any prospective Transferee, any and all financial and other information in the Warehouse Agent's or any Lender's possession concerning any Company pursuant to this Agreement or the other Loan Documents or which has been received by the Warehouse Agent or any Lender in connection with its credit evaluation of Companies before or after entering into this Agreement.

         17.13 Maintenance of Records. Each Company will keep all of its records concerning its business operations and accounting at its principal place of business. Each Company will give the Warehouse Agent prompt written notice of any change in its principal place of business, or in the location of its records.

         17.14 Notices. All notices and communications provided for herein or in any document contemplated hereby or required by Law to be given shall be in writing (unless expressly provided to the contrary) and, if personally delivered, effective when delivered at the address below (including, if by fax, upon confirmation of receipt) or, in the case of mailing, effective two (2) days after sending by first class mail, postage prepaid, addressed as follows:

                    (1)  if to Companies, to:

                         MCA Financial Corp.
                         23999 Northwestern Hwy, Suite 230
                         Southfield, Michigan 48075
                         Attention:  Mr. Keith D. Pietila
                         Phone:           (248) 358-5555
                         Fax:    (248) 358-7507

                    (2)  if to the Warehouse Agent to:

                         Texas Commerce Bank National Association
                         712 Main Street
                         Houston, Texas 77002 for messenger deliveries)
                         P. O. Box 2558
                         Houston, Texas 77252  (for mail deliveries)
                         Attention: Ms. Pamela E. Skinner
                         Phone:           (713) 216-5382
                         Fax:    (713) 216-2082

                    (iii)  if to Residential Funding Corporation to:

                           Residential Funding Corporation
                           4800 Montgomery Lane, Suite 300
                           Bethesda, Maryland 20814
                           Attention: Ms. Barbara Repetti
                           Phone:           (301) 215-6206
                           Fax:    (310) 215-6288

                    (iv)   if to Guaranty Federal Bank, F.S.B. to:

                           Guaranty Federal Bank, F.S.B.
                           8333 Douglas Avenue
                           Dallas, Texas  75225
                           Attention: Mr. Gregory S. Leftwich
                           Phone:           (214) 360-1684
                           Fax:    (214) 360-1660

                    (v)    if to Bank One, Texas, N.A. to:

                           Bank One, Texas, N.A.
                           1717 Main Street, 3rd Floor
                           Dallas, Texas  75201
                           Attention:  Mr. Brian Hilberth
                           Phone:           (214) 290-3162
                           Fax:    (214) 290-2054

                    (vi)   if to The Bank of New York to:

                           The Bank of New York
                           17th Floor, One Wall Street
                           New York, New York 10286
                           Attention: Patricia Dominus
                           Phone:           (212) 635-6467
                           Fax:    (212) 634-6468

                    (vi)   if to LaSalle National Bank to:

                           LaSalle National Bank
                           135 South LaSalle Street, Suite 309
                           Chicago, Illinois 60603
                           Attention: Mr. Gary Timmerman
                           Phone:           (312) 904-5230
                           Fax:    (312) 904-2903

or to such other address as a party shall have designated to the other in writing in accordance with this Section. The giving of at least three (3) days' notice before the Warehouse Agent shall take any action described in any notice shall conclusively be deemed reasonable for all purposes; provided that this shall not be deemed to require the Warehouse Agent to give three (3) days' notice or any notice if not specifically required in this Agreement.

         17.15 Counterpart Execution; Amendments. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Agreement may not be amended, modified or supplemented unless such amendment, modification or supplement is set forth in a writing signed by the Companies, the Agent and such of the Warehouse Lenders whose consent or approval is required by the applicable provisions of SECTIONS 15.2 through 15.4. EXHIBIT L is a form that may be modified appropriately for use for amendments hereto.

         17.16 Integration. This Agreement and the other Loan Documents embody the entire agreement and understanding among the Borrowers, the Lenders and the Warehouse Agent, and supersede all prior agreements and understanding, relating to the subject matter hereof.

         17.17 General Purpose of Loan. Each Borrower warrants and represents to the Warehouse Agent, Lenders and all other future owners and holders of the Warehouse Notes that all Warehouse Revolving Loans are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter 1D or in the Texas Finance Code.

         17.18 Limitation of Liability. NEITHER THE LENDERS, THE WAREHOUSE AGENT NOR ANY OF THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, AGENTS, ATTORNEYS OR EMPLOYEES (COLLECTIVELY, THE "LENDERS, ET AL") SHALL BE LIABLE TO THE BORROWERS OR ANY OF THEIR AFFILIATES FOR ANY ACTION TAKEN, OR OMITTED TO BE TAKEN, BY IT OR THEM OR ANY OF THEM UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR IN CONNECTION HEREWITH OR THEREWITH; PROVIDED THAT NO PERSON SHALL BE RELIEVED HEREBY OF ANY LIABILITY IMPOSED BY APPLICABLE LAW FOR SUCH PERSON'S OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; PROVIDED FURTHER THAT COMPANIES DO HEREBY RELEASE THE LENDERS, ET AL FROM ALL LIABILITY THAT MAY BE CAUSED BY THE SOLE OR CONCURRENT ORDINARY NEGLIGENCE OF THE LENDERS, ET AL (OR ANY OF THEM) AND FROM ALL LIABILITY THAT DOES NOT RESULT FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE LENDERS, ET AL, BUT FOR WHICH THE LENDERS, ET AL COULD BE HELD -- BUT

FOR THIS PROVISION -- TO BE STRICTLY LIABLE. NO CLAIM MAY BE MADE BY ANY COMPANY OR ANY OF THEIR AFFILIATES AGAINST THE LENDERS, ET AL, FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM IS BASED ON CONTRACT OR TORT OR DUTY IMPOSED BY LAW) ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH, EVEN IF COMPANIES' OR THEIR AFFILIATES' LOSS, COST, DAMAGE, INJURY OR EXPENSE WAS CAUSED IN WHOLE OR IN PART BY THE SOLE OR CONCURRENT ORDINARY NEGLIGENCE OF THE LENDERS, ET AL. EACH COMPANY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED, AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         17.19 WAIVER OF JURY TRIAL. EACH OF THE LENDERS, THE WAREHOUSE AGENT AND THE COMPANIES, AFTER CONSULTING WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY (i) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (ii) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY WAREHOUSE NOTE OR ANY OTHER LOAN DOCUMENTS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THEM. NEITHER THE LENDERS, THE WAREHOUSE AGENT NOR ANY COMPANY SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY THE COMPANIES, THE WAREHOUSE AGENT AND EACH LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE ACCRUE. THE WAREHOUSE AGENT IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, EACH COMPANY HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF ANY OF THE LENDERS OR THE WAREHOUSE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY SHAREHOLDER, DIRECTOR, OFFICER, AGENT OR REPRESENTATIVE OF ANY OF THEM THAT THE WAREHOUSE AGENT OR THE LENDERS WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE LENDERS, THE WAREHOUSE AGENT OR THE COMPANIES EXCEPT BY A WRITTEN INSTRUMENT SPECIFICALLY SO MODIFYING OR RELINQUISHING SPECIFIC PROVISIONS HEREOF, EXECUTED BY ALL OF THEM.

         17.20 Notice Pursuant to Tex. Bus. & Comm. Code Section 26.02. THIS AGREEMENT AND THE OTHER WAREHOUSE LOAN DOCUMENTS TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

              [The remainder of this page is intentionally blank.]

         EXECUTED as of the Effective Date.

MCA FINANCIAL CORP.                       MCA MORTGAGE CORPORATION,
                                          formerly known as Mortgage
                                          Corporation of America


By: Keith D. Pietila                      By:  Lee P. Wells
   --------------------------                ---------------------------
Name: KEITH D. PIETILA                    Name: LEE P. WELLS
     ------------------------                  -------------------------
Title:EVP                                 Title: PRESIDENT
      -----------------------                   ------------------------

MORTGAGE CORPORATION OF                   TEXAS COMMERCE BANK NATIONAL
  AMERICA, formerly known as First          ASSOCIATION, as a Lender and as the
  American Mortgage Associates, Inc.        Agent



By:  Keith D. Pietila                      By:  Pamela E. Skinner
   --------------------------                 ---------------------------
Name: KEITH D. PIETILA                     Name: PAMELA E. SKINNER
     ------------------------                   -------------------------
Title: VP                                  Title: VICE PRESIDENT
      -----------------------                   -------------------------

(Wire instructions for the Companies)
Texas Commerce Bank National Association
----------------------------------

----------------------------------
ABA No.:  113000609
         -------------------------
Attention:
          ------------------------
For credit account:  00100380279 (MCA Operating Account)
                   ---------------


                    Unnumbered counterpart signature page for
                 10/97 Senior Secured Warehouse Credit Agreement

RESIDENTIAL FUNDING CORPORATION,          GUARANTY FEDERAL BANK, F.S.B.,
as a Lender                               as a Lender


By: Barbara Repetti                       By: James B. Clapp
   ------------------------------            ------------------------------
Name: BARBARA REPETTI                     Name:  JAMES B. CLAPP
     ----------------------------              ----------------------------
Title: DIRECTOR                           Title: ASSISTANT VICE PRESIDENT
      ---------------------------               ---------------------------


BANK ONE, TEXAS, N.A.,                    THE BANK OF NEW YORK,
as a Lender                               as a Lender


By: Brian Hilberth                        By:  Patricia M. Dominus
   ------------------------------            ------------------------------
Name: BRIAN HILBERTH                      Name: PATRICIA M. DOMINUS
     ----------------------------              ----------------------------
Title: VICE PRESIDENT                     Title: VICE PRESIDENT
      ---------------------------               ---------------------------



LASALLE NATIONAL BANK,
as a Lender

By: Gary D. Timmerman
   ------------------------------
Name: GARY D. TIMMERMAN
     ----------------------------
Title: FIRST VICE PRESIDENT
      ---------------------------

                    Unnumbered counterpart signature page for
                 10/97 Senior Secured Warehouse Credit Agreement

         MORTGAGE CORPORATION OF AMERICA, INC. ("MCAI-OHIO"), an Ohio corporation, joins the other Companies, the Warehouse Agent and the Warehouse Lenders in executing this Agreement for the purposes of making the agreements stated in SECTION 2 of this Agreement.

(address)
23999 Northwestern Highway, Suite 230
Southfield, MI  48075                            MORTGAGE CORPORATION OF
Attn: Lee P. Wells                               AMERICA, INC.
Tel: (810) 358-5555
Fax: (810) 358-7507
                                                 By: Lee P. Wells
                                                    -------------------------
(Wire Instructions)                                   Lee P. Wells
Texas Commerce Bank                              Title: President
----------------------------------------               ----------------------
  National Association
----------------------------------------
ABA No. 113000609
       ---------------------------------
Attention:
          ------------------------------
For Credit Account:  00100380279 (MCA Operating Account)
                   ---------------------

Attachments:

Exhibits:
----------
A        -        Collateral Conversion Notice form
B        -        Release Request form
C        -        Request for Advance form
D        -        Submission List form
E-1      -        form for Warehouse Notes other than the Swing Line Note
E-2      -        form for the Swing Line Note
F        -        Take-out Report form
G-1      -        Warehouse Security Agreement form
G-2      -        UCC-1 Financing Statement form
H        -        Opinion of Borrowers' Counsel form
I-1      -        Disbursement Request Certificate - for refinancing Eligible Warehouse Collateral
I-2      -        Disbursement Request Certificate - for financing new Eligible Warehouse Collateral
I-3      -        Disbursement Request Certificate - for supplemental Borrowing
J        -        Warehouse Collateral Certificate form
K        -        Assignment and Assumption Agreement form
L        -        Amendment form

Schedules:
----------
AG       -        Applicable Guidelines
AI       -        Approved Investors
BB       -        Borrowing Base Calculations
CP       -        Collateral Procedures
LC       -        the Lenders' Committed Sums and Funding Share Fractions
2.3      -        terms of the Companies' liability for Borrowings by other Companies
11.1     -        Subsidiaries
11.4     -        Litigation and Judgments
12.2(d)  -        Management Report
12.12    -        Senior Management
12.15    -        Shareholders
13.4     -        Existing indebtedness
13.6     -        Existing Liens
13.13    -        Affiliate Transactions

                                    EXHIBIT A

                          COLLATERAL CONVERSION NOTICE


WAREHOUSE AGENT:           Texas Commerce Bank        DATE:____________, 199___
                           National Association

COMPANIES:                 MCA Financial Corp.,
                           MCA Mortgage Corporation,
                           Mortgage Corporation of America and
                           Mortgage Corporation of America, Inc.

================================================================================

         This notice is delivered pursuant to SECTION 10.2(C) of the 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 (as supplemented, amended or restated, the "WAREHOUSE CREDIT AGREEMENT"), among the Companies, Texas Commerce Bank National Association ("TEXAS COMMERCE"), as a lender and as agent (the "WAREHOUSE AGENT") for the other lenders party thereto, and the other lenders party thereto (including Texas Commerce, the "WAREHOUSE LENDERS"). Terms defined in the Warehouse Credit Agreement have the same meanings when used -- unless otherwise defined -- in this notice.

         The Companies hereby notify the Warehouse Agent that (a) the Custodian has issued its initial certification for inclusion of the Eligible Mortgage Loans described on the attached ANNEX A in one or more Mortgage Pools and (b) the Companies are delivering to the Warehouse Agent one or more valid and enforceable Take-out Commitments that comply with PART C on SCHEDULE EC to the Warehouse Credit Agreement for those Eligible Mortgage Loans.

         On and as of the date of this notice, the Companies certify, represent and warrant to the Warehouse Agent and the Lenders that: (a) all of the items that the Companies are required to furnish to the Warehouse Agent under the Warehouse Credit Agreement in connection with this notice accompany it, all of those items are accurate and what they purport to be, and all of the Eligible Mortgage Loans described on the attached ANNEX 1 comply with all requirements necessary to constitute Eligible Gestation Loans; (b) the Companies' representations and warranties in the Warehouse Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Warehouse Loan Documents, and (c) no Default or Event of Default exists.

                             MCA FINANCIAL CORP., MCA MORTGAGE CORPORATION, MORTGAGE CORPORATION OF AMERICA and MORTGAGE CORPORATION OF AMERICA, INC., as the Companies


                             By
                                ------------------------------------------
                             (Name)
                                    --------------------------------------
                             (1)(Title)
                                       -----------------------------------


-------------
         (1)        Must be a Responsible Officer of all four Companies.

                                  ANNEX A TO
              COLLATERAL CONVERSION NOTICE DATED _______________

            (List of Eligible Mortgage Loans for which the Custodian has newly issued its initial certification for inclusion in one or more Mortgage Pools)

                                    EXHIBIT B

                                 RELEASE REQUEST



WAREHOUSE AGENT:           Texas Commerce Bank         DATE:____________, 199___
                           National Association

COMPANIES:                 MCA Financial Corp.,
                           MCA Mortgage Corporation,
                           Mortgage Corporation of America and
                           Mortgage Corporation of America, Inc.

================================================================================

         This request is delivered under the 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 (as supplemented, amended or restated, the "WAREHOUSE CREDIT AGREEMENT"), among the Companies, Texas Commerce Bank National Association ("TEXAS COMMERCE"), as a lender and as agent (the "WAREHOUSE AGENT") for the other lenders party thereto, and the other lenders party thereto (including Texas Commerce, the "WAREHOUSE LENDERS"). Terms defined in the Warehouse Credit Agreement have the same meanings when used -- unless otherwise defined -- in this request.

         The Companies request that Warehouse Agent release the Lender Liens under the Warehouse Loan Documents in the Collateral described on the attached
SCHEDULE 1.

         On and as of the date of this request, the Companies certify, represent and warrant to the Warehouse Agent and the Warehouse Lenders that (a) Companies' representations and warranties in the Warehouse Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Warehouse Loan Documents, and (b) no Default, Event of Default or Borrowing Base Deficiency exists or will exist after giving effect to the requested release.

                            MCA FINANCIAL CORP., MCA MORTGAGE CORPORATION, MORTGAGE CORPORATION OF AMERICA and MORTGAGE CORPORATION OF AMERICA, INC., as the Companies



                             By
                                ------------------------------------------
                             (Name)
                                    --------------------------------------
                             (1)(Title)
                                       -----------------------------------


-------------------
         (1)    Must be a Responsible Officer of all four Companies.

                                    EXHIBIT C

                               REQUEST FOR ADVANCE

                           [Letterhead of a Borrower]

                                     [date]


Texas Commerce Bank National Association
712 Main Street
Houston, Texas  77002

Attention: Ms. Pamela E.  Skinner

Ladies and Gentlemen:

         MCA Financial Corp., MCA Mortgage Corporation and Mortgage Corporation of America (the "Borrowers"), all Michigan corporations, joined by Mortgage Corporation of America, Inc., an Ohio corporation (collectively, the "Companies"), Texas Commerce Bank National Association as a lender and as agent (the "Warehouse Agent") for the other lenders party thereto, and such other lenders executed a 10/97 Senior Secured Warehouse Credit Agreement dated October 31, 1997 (which, as it may have been or may hereafter be supplemented, amended or restated from time to time, is called the "WAREHOUSE CREDIT AGREEMENT"). Any term defined in the Warehouse Credit Agreement and used but not defined differently in this Request for Advance has the same meaning here as there.

         [MCAFC][MCAMC][MCA] hereby requests a Warehouse Revolving Loan (and a Swing Loan) in the amount of $ to be made on , 19 (or, if the Warehouse Agent is closed for regular commercial banking business on that day, on the next day when it is not).

         After giving effect to the requested Warehouse Revolving Loan, (i) the aggregate outstanding principal balance of all Warehouse Revolving Loans will not exceed either the Aggregate Committed Sum or the Borrowing Base and (ii) no Sublimit will be exceeded.

         If new Collateral is required to support the requested Warehouse Revolving Loan (i.e., to cause the Borrowing Base to be at least equal to the aggregate principal of the Warehouse Revolving Loans that will be outstanding after giving effect to the requested Warehouse Revolving Loan), it is described on a schedule attached hereto and the Borrowers hereby GRANT the Warehouse Agent (as agent and Representative of the Warehouse Lenders) a security interest in all such new Collateral, and it is hereby Pledged to the Warehouse Agent, effective immediately.

Texas Commerce Bank National Association
[date]
Page 2

         The Borrowers acknowledge that the Warehouse Agent and the Warehouse Lenders will rely on the truth of each statement in this request and its attachments in funding the requested Warehouse Revolving Loan.

         No Default has occurred that has not been cured, and no Event of Default has occurred that the Warehouse Agent has not declared in writing to have been cured or waived.

         All items that the Companies are required to furnish to the Warehouse Agent or the Custodian for this requested Warehouse Revolving Loan and otherwise have been delivered, or will be delivered before this requested Warehouse Revolving Loan is funded, in all respects as required by the Warehouse Credit Agreement and the other Warehouse Loan Documents and conform in all respects with all applicable requirements of the Warehouse Credit Agreement and the other Warehouse Loan Documents. All Files, Collateral Papers and Take-out Commitments (if any) described or referred to in the Submission List(s) (if any) submitted to the Warehouse Agent or the Custodian with this Request for Advance conform in all respects with all applicable requirements of the Warehouse Credit Agreement and the other Warehouse Loan Documents.

         The undersigned officer hereby certifies that all of Companies' representations and warranties (a) in the Warehouse Credit Agreement and all of the other Warehouse Loan Documents (except only to the extent that (i) such a representation or warranty speaks to a specific date or (ii) the facts on which a such representation or warranty is based have changed by transactions or conditions contemplated or expressly permitted by the Warehouse Loan Documents) and (b) in this Request for Advance, are true and correct on the date of this Request for Advance, and that all conditions precedent to the requested Borrowing are satisfied.

                                        [MCA FINANCIAL CORP.]
                                        [MCA FINANCIAL CORPORATION]
                                        [MORTGAGE CORPORATION OF AMERICA]




                                        By
                                           ------------------------------
                                       (Name)
                                             ----------------------------
                                       (1)(Title)
                                                 ------------------------

Attached (check relevant items):
NEW COLLATERAL SCHEDULES (IF ANY) FOR:  DISBURSEMENT REQUEST CERTIFICATE(S) FOR:

-------------------------------

       (1) Must be the President, Treasurer or Assistant Treasurer, a Vice President or the Controller of the Company.

Texas Commerce Bank National Association
[date]
Page 3

[ ]Warehouse Collateral Refinancing        [ ] refinancing Eligible Warehouse
[ ]Gestation Borrowing                         Collateral
[ ]Repurchase Borrowing                    [ ] financing new Eligible Warehouse
[ ]Construction Loans Borrowing                Collateral
[ ]Land Contracts Borrowing                [ ] supplemental Borrowing against
         [ ]Wet Borrowing                      existing existing Borrowing Base
         [ ]Dry Borrowing
[ ]High LTV Loans Borrowing
         [ ]Wet Borrowing
         [ ]Dry Borrowing
[ ]Indirect Warehouse Borrowing
         [ ]Wet Borrowing
         [ ]Dry Borrowing
[ ]D/E Mortgage Loans Borrowing
         [ ]Wet Borrowing
         [ ]Dry Borrowing
[ ]Other Warehouse Collateral Borrowing
         [ ]Wet Borrowing
         [ ]Dry Borrowing

                         SCHEDULE TO REQUEST FOR ADVANCE

          DATED ________________, 199___; FOR $________________________
              [Complete EACH applicable "Amount" box or mark N.A.]


                BORROWING PURPOSE CATEGORY                            AMOUNT(1)                     BORROWING PRICE
                                                                                                       CATEGORY (2)
Warehouse Line Dry Borrowing (regular or Subprime           $                                   [ ] Base Rate
but not a Gestation Borrowing, Repurchase Borrowing,
Land Contracts Borrowing, Construction Loans
Borrowing, Indirect Warehouse Loans Borrowing, or
High LTV Borrowing)
Warehouse Line Dry Borrowing (Gestation Borrowing)          $                                   [ ] Base Rate

Warehouse Line Dry Borrowing                                $                                   [ ] Base Rate
(Repurchase Borrowing)
Warehouse Line Dry Borrowing (Land Contracts                $                                   [ ] Base Rate
Borrowing)
Warehouse Line Dry Borrowing (Construction Loans            $                                   [ ] Base Rate
Borrowing)
Warehouse Line Dry Borrowing (Indirect Warehouse            $                                   [ ] Base Rate
Loans Borrowing)
Warehouse Line Dry Borrowing (High LTV Borrowing)           $                                   [ ] Base Rate

Warehouse Line Wet Borrowing (regular or Subprime           $                                   [ ] Base Rate
but not a Repurchase Borrowing, Land Contracts
Borrowing, Construction Loans Borrowing, Indirect
Warehouse Loans Borrowing or High LTV Borrowing)
Warehouse Line Wet Borrowing (Indirect Warehouse            $                                   [ ] Base Rate
Loans Borrowing)
                                                            ============================
Warehouse Line Wet Borrowing (Land Contracts                $                                   [ ] Base Rate
Borrowing)
                                                            ============================
Warehouse Line Wet Borrowing (High LTV                      $                                   [ ] Base Rate
Borrowing)
                                                            ============================
TOTAL                                                       $


-------------------------

        (1) Must be at least $100,000 and a $10,000 multiple.

        (2)Unless the "Base Rate" box is checked, on each day before maturity
(i) to the extent that the sum of the requested Borrowing and all other Borrowings then outstanding is equal to or less than the FAB Principal Equivalent, each portion of the requested Borrowing will bear interest at the FAB Rate applicable to the Borrowing Purpose Category for that portion, and (ii) each portion of the requested Borrowing that, when aggregated with all other Borrowings outstanding on that day, exceeds the FAB Principal Equivalent, will bear interest at the LIBOR Rate applicable to the Borrowing Purpose Category for that portion.

                                    EXHIBIT D

                                 SUBMISSION LIST


WAREHOUSE AGENT:     Texas Commerce Bank               DATE:___________, 199_
                     National Association

CUSTODIAN:           Texas Commerce Bank
                     National Association

COMPANIES:           MCA Financial Corp.,
                     MCA Mortgage Corporation,
                     Mortgage Corporation of America
                     and Mortgage Corporation of
                     America, Inc.

===============================================================================

         This Submission List is delivered under the 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 (as supplemented, amended or restated, the "WAREHOUSE CREDIT AGREEMENT"), among the Companies, Texas Commerce Bank National Association ("TEXAS COMMERCE"), as a lender and as agent (the "WAREHOUSE AGENT") for the other lenders party thereto, and the other lenders party thereto (including Texas Commerce, the "WAREHOUSE LENDERS"). Terms defined in the Warehouse Credit Agreement have the same meanings when used -- unless otherwise defined -- in this Submission List.

         Under SECTION 4.3 and other applicable provisions of the Warehouse Credit Agreement, the Companies submit the following Warehouse Collateral under, and subject such Warehouse Collateral to the Lender Liens created by, the Warehouse Loan Documents [check applicable box(es)]:

          [ ] HIGH LTV MORTGAGE LOANS FOR DRY BORROWING (NOT A REPURCHASE BORROWING). The Companies (a) are delivering to the Custodian the Basic Papers for the High LTV Mortgage Loans described on the attached ANNEX 1, (b) represent that those High LTV Mortgage Loans and all related Warehouse Collateral Papers conform to the Eligibility Conditions of PART C of SCHEDULE EC to the Warehouse Credit Agreement and (c) confirm that they are subject to the Lender Liens created in connection with the Warehouse Credit Agreement.

          [ ] HIGH LTV MORTGAGE LOANS FOR WET BORROWING (NOT A REPURCHASE BORROWING). The Companies (a) are delivering to the Warehouse Agent and the Custodian this Submission List for the High LTV Mortgage Loans that are also Bridged Loans and are described on the attached ANNEX 2, (b) shall deliver to the Custodian before the expiration of the Wet Period for the Warehouse Revolving Loans made on the basis of those High LTV Mortgage Loans/Bridged Loans the Basic Papers for each of those High LTV Mortgage Loans, (c) represent that those High LTV Mortgage Loans/Bridged Loans and all related Warehouse Collateral Papers conform to the Eligibility Conditions of PART C of SCHEDULE EC to the Warehouse Credit Agreement and (d) confirm that those High LTV Mortgage Loans/ Bridged Loans and all related Warehouse Collateral Papers are subject to the Lender Liens created in connection with the Warehouse Credit Agreement.

          [ ] SECOND MORTGAGE LOANS FOR DRY BORROWING (NOT A REPURCHASE BORROWING). The Companies (a) are delivering to the Custodian the Basic Papers for the Second Mortgage Loans described on the attached ANNEX 3, (b) represent that those Second Mortgage Loans and all related Warehouse Collateral Papers conform to the Eligibility Conditions of PART H of SCHEDULE EC to the Warehouse Credit Agreement and (c) confirm that those Second Mortgage Loans and all related Warehouse Collateral Papers are subject to the Lender Liens created in connection with the Warehouse Credit Agreement.

          [ ] SECOND MORTGAGE LOANS FOR WET BORROWING (NOT A REPURCHASE BORROWING). The Companies (a) are delivering to the Warehouse Agent and the Custodian this Submission List for the Second Mortgage Loans that are also Bridged Loans and that are described on the attached ANNEX 4, (b) shall deliver to the Custodian before the expiration of the Wet Period for the Warehouse Revolving Loans made on the basis of those Second Mortgage Loans/Bridged Loans the Basic Papers for each of those Second Mortgage Loans/Bridged Loans, (c) represent that those Second Mortgage Loans/Bridged Loans and all related Warehouse Collateral Papers conform to the Eligibility Conditions of PART H of SCHEDULE EC to the Warehouse Credit Agreement and (d) confirm that those Second Mortgage Loans/Bridged Loans and all related Warehouse Collateral Papers are subject to the Lender Liens created in connection with the Warehouse Credit Agreement.

          [ ] CONSTRUCTION LOANS FOR DRY BORROWING (NOT A REPURCHASE BORROWING). The Companies (a) are delivering to the Custodian the Basic Papers required by PART F of SCHEDULE EC to the Warehouse Credit Agreement for the Construction Loans described on the attached ANNEX 5, (b) represent that those Construction Loans and all related Warehouse Collateral Papers conform to the Eligibility Conditions of PART F of SCHEDULE EC to the Warehouse Credit Agreement and (c) confirm that those Construction Loans and all related Warehouse Collateral Papers are subject to the Lender Liens created in connection with the Warehouse Credit Agreement.

          [ ] INDIRECT WAREHOUSE LOANS FOR DRY BORROWING (NOT A REPURCHASE BORROWING). The Companies (a) are delivering to the Custodian the Basic Papers for the Indirect Warehouse Loans described on the attached ANNEX 6, (b) represent that those Indirect

               Warehouse Loans and all related Warehouse Collateral Papers conform to the Eligibility Conditions of PART I of SCHEDULE EC to the Warehouse Credit Agreement and (c) confirm that those Indirect Warehouse Loans and all related Warehouse Collateral Papers are subject to the Lender Liens created in connection with the Warehouse Credit Agreement.

          [ ] INDIRECT WAREHOUSE LOANS FOR WET BORROWING (NOT A REPURCHASE BORROWING). The Companies (a) are delivering to the Warehouse Agent and the Custodian this Submission List for the Indirect Warehouse Loans that are also Bridged Loans and that are described on the attached ANNEX 7, (b) shall deliver to the Custodian before the expiration of the Wet Period for the Warehouse Revolving Loans made on the basis of those Indirect Warehouse Loans/Bridged Loans the Basic Papers for each of those Indirect Warehouse Loans/Bridged Loans, (c) represent that those Indirect Warehouse Loans/Bridged Loans and all related Warehouse Collateral Papers conform to the Eligibility Conditions of PART I of SCHEDULE EC to the Warehouse Credit Agreement and (d) confirm that those Indirect Warehouse Loans/Bridged Loans and all related Warehouse Collateral Papers are subject to the Lender Liens created in connection with the Warehouse Credit Agreement.

          [ ] D/E MORTGAGE LOANS FOR DRY BORROWING (NOT A REPURCHASE BORROWING). The Companies (a) are delivering to the Custodian the Basic Papers for the D/E Mortgage Loans described on the attached ANNEX 8, (b) represent that those D/E Mortgage Loans and all related Warehouse Collateral Papers conform to the Eligibility Conditions of PART L of SCHEDULE EC to the Warehouse Credit Agreement and (c) confirm that those D/E Mortgage Loans and all related Warehouse Collateral Papers are subject to the Lender Liens created in connection with the Warehouse Credit Agreement.

          [ ] D/E MORTGAGE LOANS FOR WET BORROWING (NOT A REPURCHASE BORROWING). The Companies (a) are delivering to the Warehouse Agent and the Custodian this Submission List for the D/E Mortgage Loans that are also Bridged Loans and that are described on the attached ANNEX 9, (b) shall deliver to the Custodian before the expiration of the Wet Period for the Warehouse Revolving Loans made on the basis of those D/E Mortgage Loans/Bridged Loans the Basic Papers for each of those D/E Mortgage Loans/Bridged Loans,
               (c) represent that those D/E Mortgage Loans and all related Warehouse Collateral Papers conform to the Eligibility Conditions of PART L of SCHEDULE EC to the Warehouse Credit Agreement and
               (d) confirm that those D/E Mortgage Loans/Bridged Loans and all related Warehouse Collateral Papers are subject to the Lender Liens created in connection with the Warehouse Credit Agreement.

         [ ] JUMBO LOANS FOR DRY BORROWING (NOT A REPURCHASE BORROWING). The Companies (a) are delivering to the Custodian the Basic Papers for the Jumbo Loans described on the attached ANNEX 10, (b) represent that those Jumbo Loans and all related Warehouse Collateral Papers conform to the Eligibility Conditions of PART J of SCHEDULE EC to the Warehouse Credit Agreement and (c) confirm that those Jumbo Loans and all related Warehouse Collateral Papers are subject to the Lender Liens created in connection with the Warehouse Credit Agreement.

         [ ] JUMBO LOANS FOR WET BORROWING (NOT A REPURCHASE BORROWING). The Companies (a) are delivering to the Warehouse Agent and the Custodian this Submission List for the Jumbo Loans that are also Bridged Loans and that are described on the attached ANNEX 11,
               (b) shall deliver to the Custodian before the expiration of the Wet Period for the Warehouse Revolving Loans made on the basis of those Jumbo Loans/Bridged Loans the Basic Papers for each of those Jumbo Loans/Bridged Loans, (c) represent that those Jumbo Loans/Bridged Loans and all related Warehouse Collateral Papers conform to the Eligibility Conditions of PART J of SCHEDULE EC to the Warehouse Credit Agreement and (d) confirm that those Jumbo Loans/Bridged Loans and all related Warehouse Collateral Papers are subject to the Lender Liens created in connection with the Warehouse Credit Agreement.

         [ ] OTHER MORTGAGE LOANS FOR DRY BORROWING (NOT ELIGIBLE D/E MORTGAGE LOANS AND NOT A REPURCHASE BORROWING). The Companies (a) are delivering to the Custodian the Warehouse Collateral Papers for the Mortgage Loans described on the attached ANNEX 12, (b) represent that those Mortgage Loans and all related Warehouse Collateral Papers conform to the Eligibility Conditions of PART A (for those that are regular Mortgage Loans) or PART B (for those that are Subprime Mortgage Loans) of SCHEDULE EC to the Warehouse Credit Agreement and (c) confirm that those Mortgage Loans and all related Warehouse Collateral Papers are subject to the Lender Liens created in connection with the Warehouse Credit Agreement.

         [ ] OTHER MORTGAGE LOANS FOR DRY BORROWING (REPURCHASE BORROWING). The Companies (a) are delivering to the Custodian the Warehouse Collateral Papers for the Repurchased Loans described on the attached ANNEX 13, (b) represent that those Repurchased Loans and all related Warehouse Collateral Papers conform to the Eligibility Conditions of PART G of SCHEDULE EC to the Warehouse Credit Agreement and (c) confirm that those Mortgage Loans and all related Warehouse Collateral Papers are subject to the Lender Liens created in connection with the Warehouse Credit Agreement.

         [ ]   OTHER MORTGAGE LOANS FOR WET BORROWING (NOT ELIGIBLE D/E
               MORTGAGE LOANS AND NOT A REPURCHASE BORROWING). The Companies (a) are delivering to the Warehouse Agent and the Custodian this Submission List for the Bridged Loans described on the attached ANNEX 14, (b) shall deliver to the Custodian before the expiration of the Wet Period for the Warehouse Revolving Loans made on the basis of those Bridged Loans, the Basic Papers for each of those Bridged Loans, (c) represent that those

               Bridged Loans and all related Warehouse Collateral Papers conform to the Eligibility Conditions of PART A (for those that are regular Mortgage Loans) or PART B (for those that are Subprime Mortgage Loans) of SCHEDULE EC to the Warehouse Credit Agreement and (d) confirm that those Bridged Loans and all related Warehouse Collateral Papers are subject to the Lender Liens created in connection with the Warehouse Credit Agreement.

         [ ] LAND CONTRACTS FOR DRY BORROWING. The Companies (a) are delivering to the Custodian the Warehouse Collateral Papers for the Land Contracts described on the attached ANNEX 15, (b) represent that those Land Contracts and all related Warehouse Collateral Papers conform to the Eligibility Conditions of PART K of SCHEDULE EC to the Warehouse Credit Agreement and (c) confirm that those Land Contracts and all related Collateral Papers are subject to the Lender Liens created in connection with the Warehouse Credit Agreement.

         [ ] LAND CONTRACTS FOR WET BORROWING. The Companies (a) are delivering to the Warehouse Agent and the Custodian this Submission List for the Land Contracts that are Bridged Loans and that are described on the attached ANNEX 16, (b) shall deliver to the Custodian before the expiration of the Wet Period for the Warehouse Revolving Loans made on the basis of those Land Contracts that are Bridged Loans, the Basic Papers for each of those Land Contracts, (c) represent that those Land Contracts and all related Warehouse Collateral Papers conform to the Eligibility Conditions of PART K of SCHEDULE EC to the Warehouse Credit Agreement and (d) confirm that those Land Contracts and all related Warehouse Collateral Papers are subject to the Lender Liens created in connection with the Warehouse Credit Agreement.

         [ ] GESTATION LOANS FOR DRY BORROWING. The Companies (a) have delivered to the Custodian the Warehouse Collateral Papers for the Mortgage Loans described on the attached ANNEX 17, (b) represent that those Mortgage Loans and all related Warehouse Collateral Papers conform to the Eligibility Conditions of PART D of SCHEDULE EC to the Warehouse Credit Agreement (including the requirements that the Custodian has certified them for inclusion in Mortgage Pools, the Companies have delivered a Collateral Conversion Notice for them to the Warehouse Agent and they are covered by Take-out Commitments) and (c) confirm that those Mortgage Loans and all related Warehouse Collateral Papers are subject to the Lender Liens created in connection with the Warehouse Credit Agreement.

         [ ] MORTGAGE SECURITIES FOR DRY BORROWING. Borrowers (a) are delivering to the Custodian the Warehouse Collateral Papers required for the Mortgage Securities described on the attached ANNEX 18 (the Mortgage Pools for which consist of Mortgage Loans that were, before issuance of those Mortgage Securities, Eligible Mortgage Loans constituting part of the Collateral), (b) represent that those Mortgage

               Securities conform to the Eligibility Conditions of PART E of SCHEDULE EC to the Warehouse Credit Agreement and (c) confirm that those Mortgage Securities and all related Collateral Papers are subject to the Lender Liens created in connection with the Warehouse Credit Agreement.

         On and as of the date of this Submission List, the Companies certify, represent and warrant to, and covenant with, Warehouse Agent and the Warehouse Lenders that:

         (a) For any Collateral described above, the Companies (i) hold each of the Collateral Papers required by the applicable provisions of
               SECTION 2.5 of the Custody Agreement, (ii) hold those Collateral Papers in trust for the Warehouse Agent (as agent and Representative of the Warehouse Lenders), (iii) upon written request or instructions from the Warehouse Agent from time to time and at any time, shall deliver those items to the Warehouse Agent or any other Person designated by the Warehouse Agent, and
               (iv) may not deliver those items, or grant, transfer, or assign any interest in any of them to any Person except the Warehouse Agent or the Custodian without first obtaining the Warehouse Agent's written consent.

         (b) All of the items that the Companies are required to furnish to the Warehouse Agent or the Custodian under the Warehouse Credit Agreement in connection with this notice accompany its copy delivered to the Warehouse Agent and the Custodian, respectively, all of those items are accurate and what they purport to be, and all of the Collateral described in this notice or its schedules or annexes conforms in all respects to the requirements of the Warehouse Credit Agreement, including, without limitation, the requirements of eligibility applicable to that Collateral on SCHEDULE EC to the Warehouse Credit Agreement.

         (c) The representations and warranties of the Companies in the Warehouse Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Warehouse Loan Documents.

         (d)   No Default or Event of Default exists.

                              MCA FINANCIAL CORP., MCA MORTGAGE CORPORATION, MORTGAGE CORPORATION OF AMERICA and MORTGAGE CORPORATION OF AMERICA, INC., as the Companies


                              By
                                --------------------------------------------
                              (Name)
                                    ----------------------------------------
                              (1)(Title)
                                        ------------------------------------



----------------------------
          (1) Must be a Responsible Officer of all four Companies.

                   ANNEX 1 TO SUBMISSION LIST DATED _________

     HIGH LTV MORTGAGE LOANS FOR DRY BORROWING (NOT A REPURCHASE BORROWING)

   COMPANY       LOAN #           BORROWER NAME       FACE AMOUNT    CREDIT
                                                                      GRADE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   ANNEX 2 TO SUBMISSION LIST DATED _________

     HIGH LTV MORTGAGE LOANS FOR WET BORROWING (NOT A REPURCHASE BORROWING)


   COMPANY       LOAN #           BORROWER NAME       FACE AMOUNT    CREDIT
                                                                      GRADE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   ANNEX 3 TO SUBMISSION LIST DATED _________

      SECOND MORTGAGE LOANS FOR DRY BORROWING (NOT A REPURCHASE BORROWING)

   COMPANY       LOAN #           BORROWER NAME       FACE AMOUNT    CREDIT
                                                                      GRADE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   ANNEX 4 TO SUBMISSION LIST DATED _________

      SECOND MORTGAGE LOANS FOR WET BORROWING (NOT A REPURCHASE BORROWING)

   COMPANY       LOAN #           BORROWER NAME       FACE AMOUNT    CREDIT
                                                                      GRADE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   ANNEX 5 TO SUBMISSION LIST DATED _________

        CONSTRUCTION LOANS FOR DRY BORROWING (NOT A REPURCHASE BORROWING)

   COMPANY       LOAN #           BORROWER NAME       FACE AMOUNT    CREDIT
                                                                      GRADE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   ANNEX 6 TO SUBMISSION LIST DATED _________

     INDIRECT WAREHOUSE LOANS FOR DRY BORROWING (NOT A REPURCHASE BORROWING)

-------------------------------------------------------------------------------
   COMPANY       LOAN #           BORROWER NAME       FACE AMOUNT    CREDIT
                                                                      GRADE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   ANNEX 7 TO SUBMISSION LIST DATED _________

     INDIRECT WAREHOUSE LOANS FOR WET BORROWING (NOT A REPURCHASE BORROWING)

-------------------------------------------------------------------------------
   COMPANY       LOAN #           BORROWER NAME       FACE AMOUNT    CREDIT
                                                                      GRADE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   ANNEX 8 TO SUBMISSION LIST DATED _________

        D/E MORTGAGE LOANS FOR DRY BORROWING (NOT A REPURCHASE BORROWING)

-------------------------------------------------------------------------------
   COMPANY       LOAN #           BORROWER NAME       FACE AMOUNT    CREDIT
                                                                      GRADE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   ANNEX 9 TO SUBMISSION LIST DATED _________

        D/E MORTGAGE LOANS FOR WET BORROWING (NOT A REPURCHASE BORROWING)

-------------------------------------------------------------------------------
   COMPANY       LOAN #           BORROWER NAME       FACE AMOUNT    CREDIT
                                                                      GRADE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   ANNEX 10 TO SUBMISSION LIST DATED _________

           JUMBO LOANS FOR DRY BORROWING (NOT A REPURCHASE BORROWING)

-------------------------------------------------------------------------------
   COMPANY       LOAN #           BORROWER NAME       FACE AMOUNT    CREDIT
                                                                      GRADE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   ANNEX 11 TO SUBMISSION LIST DATED _________

           JUMBO LOANS FOR WET BORROWING (NOT A REPURCHASE BORROWING)

-------------------------------------------------------------------------------
   COMPANY       LOAN #           BORROWER NAME       FACE AMOUNT    CREDIT
                                                                      GRADE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   ANNEX 12 TO SUBMISSION LIST DATED _________

                     OTHER MORTGAGE LOANS FOR DRY BORROWING
        (NOT ELIGIBLE D/E MORTGAGE LOANS AND NOT A REPURCHASE BORROWING)


-------------------------------------------------------------------------------
   COMPANY       LOAN #           BORROWER NAME       FACE AMOUNT    CREDIT
                                                                      GRADE
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


                   ANNEX 13 TO SUBMISSION LIST DATED _________

          OTHER MORTGAGE LOANS FOR DRY BORROWING (REPURCHASE BORROWING)

-------------------------------------------------------------------------------
   COMPANY       LOAN #           BORROWER NAME       FACE AMOUNT    CREDIT
                                                                      GRADE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   ANNEX 14 TO SUBMISSION LIST DATED _________

                     OTHER MORTGAGE LOANS FOR WET BORROWING
        (NOT ELIGIBLE D/E MORTGAGE LOANS AND NOT A REPURCHASE BORROWING)

-------------------------------------------------------------------------------
   COMPANY       LOAN #           BORROWER NAME       FACE AMOUNT    CREDIT
                                                                      GRADE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   ANNEX 15 TO SUBMISSION LIST DATED _________

                        LAND CONTRACTS FOR DRY BORROWING

-------------------------------------------------------------------------------
   COMPANY       LOAN #           BORROWER NAME       FACE AMOUNT    CREDIT
                                                                      GRADE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   ANNEX 16 TO SUBMISSION LIST DATED _________

                        LAND CONTRACTS FOR WET BORROWING

-------------------------------------------------------------------------------
   COMPANY       LOAN #           BORROWER NAME       FACE AMOUNT    CREDIT
                                                                      GRADE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   ANNEX 17 TO SUBMISSION LIST DATED _________

                        GESTATION LOANS FOR DRY BORROWING

-------------------------------------------------------------------------------
   COMPANY                MORTGAGE SECURITY DESCRIPTION          FACE AMOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   ANNEX 18 TO SUBMISSION LIST DATED _________

                      MORTGAGE SECURITIES FOR DRY BORROWING

-------------------------------------------------------------------------------
   COMPANY                MORTGAGE SECURITY DESCRIPTION          FACE AMOUNT
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                   EXHIBIT E-1

                   (THE "10/97 [LENDER NAME] WAREHOUSE NOTE")


$                                   Houston, Texas          October 31, 1997
 --------------------

         FOR VALUE RECEIVED, MCA FINANCIAL CORP., MCA MORTGAGE CORPORATION and MORTGAGE CORPORATION OF AMERICA (the "BORROWERS"), all Michigan corporations, and MORTGAGE CORPORATION OF AMERICA, INC. ("MCAI-OHIO"), an Ohio corporation (the Borrowers and MCAI-Ohio being called the "MAKERS"), as comakers, jointly and severally promise to pay to the order of [LENDER NAME] ("PAYEE"), a [LENDER ENTITY FORM], at the main branch of Texas Commerce Bank National Association, 712 Main Street, Houston, Harris County, Texas 77002, or at such other place as the Warehouse Agent may hereafter designate in writing, in immediately available funds and in lawful money of the United States of America, the principal sum of [LENDER'S COMMITTED SUM] (or the unpaid balance of all principal advanced against this note, if that amount is less), together with interest on the unpaid principal balance of this note from time to time outstanding until maturity at the Stated Rate (or at such lesser rate, if any, as the holder of this note -- the "HOLDER", whether or not Payee is such holder -- may in its sole discretion from time to time elect to be applicable for any day or days), and interest on all past due amounts, both principal and accrued interest, at the Past Due Rate; provided that for the full term of this note the interest rate produced by the aggregate of all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Ceiling Rate.

         1. Definitions. In addition to the definitions given above, the definitions given in the 10/97 Senior Secured Warehouse Credit Agreement dated October 31, 1997, as it may be supplemented, amended or restated from time to time (the "WAREHOUSE CREDIT AGREEMENT") among (a) Makers, (b) Texas Commerce Bank National Association (for itself as a lender and as Warehouse Agent for the other lenders party thereto) and (c) the other lender(s) party thereto, for capitalized terms that are used in this note shall apply here as well as there.

         2. Rates Change Automatically and Without Notice. Without notice to Makers or any other Person and to the full extent allowed by applicable law from time to time in effect, the Stated Rate, the Past Due Rate and the Ceiling Rate shall each automatically fluctuate upward and downward as and in the amount by which the interest rate applicable to this note as provided for in the Credit Agreement, the Past Due Rate as defined in the Credit Agreement and such maximum nonusurious rate of interest permitted by applicable law, respectively, fluctuate.

         3. Calculation of Interest. Interest on the amount of each advance against this note shall be computed on the amount of that advance and from the date it is made. Such interest shall be computed on the basis of the actual number of days elapsed on the basis of a year of 360 days (i.e.,

                                Page 1 of 4 Pages
on the 365/360--or 366/360 in a leap year--day basis), unless that would cause the Ceiling Rate for any day to be exceeded, in which event and to the extent necessary to eliminate or minimize that result, interest shall be calculated on the 365/365 -- or 366/366 in a leap year -- day basis. All interest rate determinations and calculations by the Holder, absent manifest error, shall be conclusive.

         4. Excess Interest Will be Refunded or Credited. If, for any reason whatever, the interest paid or received on this note during its full term produces a rate which exceeds the Ceiling Rate, Holder shall refund to the payor or, at Holder's option, credit against the principal of this note such portion of said interest as shall be necessary to cause the interest paid on this note to produce a rate equal to the Ceiling Rate.

         5. Interest Will be Spread. To the extent (if any) necessary to avoid violation of applicable usury laws (or to minimize the extent of the violation if complete avoidance is impossible for any reason, it being the intent and purpose of Makers and all Holders to comply strictly with all applicable usury and other laws), all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of this note, so that the interest rate is uniform throughout the full term of this note.

         6. Payment Schedule. Interest on and principal of this note shall be due and payable as provided in SECTION 8.1 of the Credit Agreement.

         7. Prepayment. Makers may prepay this note in accordance with and subject to the provisions of SECTION 8.1(c) of the Credit Agreement. All prepayments shall be applied first to accrued interest, the balance to principal.

         8. The Credit Agreement, this Note and its Security. This note is one of the Warehouse Notes, is issued pursuant to the Credit Agreement (to which reference is made for all purposes) and may be referred to as the "10/97 [LENDER NAME] WAREHOUSE NOTE", and as it may hereafter be renewed, extended, rearranged, increased, decreased, modified or replaced in accordance with the Credit Agreement may be referred to as the "CURRENT [LENDER NAME] WAREHOUSE NOTE". Holder is entitled to the benefits of and security provided for in the Credit Agreement. Such security includes, among other security, the security interests granted by the Warehouse Security Agreement referred to in SECTION 9.1 of the Credit Agreement.

         9. Revolving Credit. Upon and subject to the terms and conditions of the Credit Agreement, Makers may borrow, repay and reborrow against this note under the circumstances, in the manner and for the purposes specified in the Credit Agreement, but for no other purposes. Advances against this note by Payee or other Holder shall be governed by the terms of the Credit Agreement. The unpaid principal balance of this note at any time shall be the total of all principal lent or advanced against this note less the sum of all principal payments and permitted prepayments made on this note by or for the account of Makers. Absent manifest error, Holder's computer

                                Page 2 of 4 Pages
records shall on any day conclusively evidence the unpaid balance of this note and its advances and payments history posted up to that day. All loans and advances and all payments and permitted prepayments made hereon may be (but are not required to be) endorsed by or on behalf of Holder on the schedule which is attached as Annex I hereto (which is hereby made a part hereof for all purposes) or otherwise recorded in Holder's computer or manual records; provided, that any failure to make notation of (a) any principal advance or accrual of interest shall not cancel, limit or otherwise affect Makers' obligations or any Holder's rights with respect to that advance or accrual, or (b) any payment or permitted prepayment of principal or interest shall not cancel, limit or otherwise affect Makers' entitlement to credit for that payment as of the date of its receipt by Holder. Makers and Payee expressly agree, pursuant to Chapter 346 ("CHAPTER 346") of the Texas Finance Code, that Chapter 346 (which relates to open-end line of credit revolving loan accounts) shall not apply to this note or to any loan evidenced by this note and that neither this note nor any such loan shall be governed by Chapter 346 or subject to its provisions in any manner whatsoever.

         10. Legal Costs. If any Holder or the Warehouse Agent retains an attorney in connection with any Default or Event of Default or to collect, enforce or defend this note or any papers intended to secure or guarantee it in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if any Maker or anyone claiming by, through or under any Maker sues any Holder in connection with this note or any such papers and does not prevail, then Makers jointly and severally agree to pay to each such Holder and the Warehouse Agent, respectively, in addition to principal and interest, all reasonable costs and expenses incurred by such Holder or the Warehouse Agent in trying to collect this note or in any such suit or proceeding, including, but not limited to, court costs and reasonable attorney fees, whether in-house or outside counsel is used and whether such costs and expenses are incurred in formal or informal collection actions, federal bankruptcy proceedings, appellate proceedings, probate proceedings, or otherwise. An amount equal to ten percent (10%) of the unpaid principal and accrued interest owing on this note when and if this note is placed in the hands of an attorney for collection after default is stipulated to be reasonable attorneys' fees unless a Holder, the Warehouse Agent or a Maker timely pleads otherwise to a court of competent jurisdiction.

         11. Waivers. Makers and any and all co-makers, endorsers (other than the Holder or the Payee), guarantors and sureties severally waive notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such Person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or maintain perfection of any lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.


                                Page 3 of 4 Pages

         12. Not Purpose Credit. None of the proceeds of this note shall ever be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for the purpose of reducing or retiring any debt which was originally incurred to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or which would constitute this transaction a "purpose credit" within the meaning of said Regulation U, as now or hereafter in effect.

         13. General Purpose of Loan. Each Maker warrants and represents to Payee, all other Holders and the Warehouse Agent that all loans evidenced by this note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter 1D or in the Texas Finance Code.

MCA FINANCIAL CORP.                MCA MORTGAGE CORPORATION


By:                                By:
    -------------------------         --------------------------
Name:                              Name:
     ------------------------           ------------------------
Title:                             Title:
      -----------------------            -----------------------


MORTGAGE CORPORATION               MORTGAGE CORPORATION
  OF AMERICA                         OF AMERICA, INC.

By:                                By:
    -------------------------         --------------------------
Name:                              Name:
     ------------------------           ------------------------
Title:                             Title:
      -----------------------            -----------------------



                                Page 4 of 4 Pages

                                     ANNEX 1
                                      to $
                       10/97 [LENDER NAME] Warehouse Note

                  LOANS AND PAYMENTS OF PRINCIPAL AND INTEREST

----------------------------------------------------------------------------------------------------------------------------
                       Payment Applied
Date of Payment or   on (or advance vs.)     Payment Applied                                                 Name of Person
     Advance               Principal            on Interest      Principal Balance     Interest Paid to      Making Notation
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT E-2

                          (THE "10/97 SWING LINE NOTE")


$30,000,000                Houston, Texas                    October 31, 1997


         FOR VALUE RECEIVED, MCA FINANCIAL CORP., MCA MORTGAGE CORPORATION and MORTGAGE CORPORATION OF AMERICA (the "BORROWERS"), all Michigan corporations, and MORTGAGE CORPORATION OF AMERICA, INC. ("MCAI-OHIO"), an Ohio corporation (the Borrowers and MCAI-Ohio being called the "MAKERS"), as comakers, jointly and severally promise to pay to the order of TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("PAYEE"), a national banking association, at its main branch at 712 Main Street, Houston, Harris County, Texas 77002, or at such other place as the Warehouse Agent may hereafter designate in writing, in immediately available funds and in lawful money of the United States of America, the principal sum of Thirty Million Dollars ($30,000,000) (or the unpaid balance of all principal advanced against this note, if that amount is less), together with interest on the unpaid principal balance of this note from time to time outstanding until maturity at the Stated Rate (or at such lesser rate, if any, as the holder of this note -- the "HOLDER", whether or not Payee is such holder -- may in its sole discretion from time to time elect to be applicable for any day or days), and interest on all past due amounts, both principal and accrued interest, at the Past Due Rate; provided that for the full term of this note the interest rate produced by the aggregate of all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Ceiling Rate.

         1. Definitions. In addition to the definitions given above, the definitions given in the 10/97 Senior Secured Warehouse Credit Agreement dated October 31, 1997, as it may be supplemented, amended or restated from time to time (the "WAREHOUSE CREDIT AGREEMENT") among (a) Makers, (b) Texas Commerce Bank National Association (for itself as a lender and as Warehouse Agent for the other lenders party thereto) and (c) the other lender(s) party thereto, for capitalized terms that are used in this note shall apply here as well as there.

         2. Rates Change Automatically and Without Notice. Without notice to Makers or any other Person and to the full extent allowed by applicable law from time to time in effect, the Stated Rate, the Past Due Rate and the Ceiling Rate shall each automatically fluctuate upward and downward as and in the amount by which the interest rate applicable to this note as provided for in the Credit Agreement, the Past Due Rate as defined in the Credit Agreement and such maximum nonusurious rate of interest permitted by applicable law, respectively, fluctuate.

         3. Calculation of Interest. Interest on the amount of each advance against this note shall be computed on the amount of that advance and from the date it is made. Such interest shall be computed on the basis of the actual number of days elapsed on the basis of a year of 360 days (i.e.,

                                Page 1 of 4 Pages
on the 365/360 -- or 366/360 in a leap year -- day basis), unless that would cause the Ceiling Rate for any day to be exceeded, in which event and to the extent necessary to eliminate or minimize that result, interest shall be calculated on the 365/365 -- or 366/366 in a leap year -- day basis. All interest rate determinations and calculations by the Holder, absent manifest error, shall be conclusive.

         4. Excess Interest Will be Refunded or Credited. If, for any reason whatever, the interest paid or received on this note during its full term produces a rate which exceeds the Ceiling Rate, Holder shall refund to the payor or, at Holder's option, credit against the principal of this note such portion of said interest as shall be necessary to cause the interest paid on this note to produce a rate equal to the Ceiling Rate.

         5. Interest Will be Spread. To the extent (if any) necessary to avoid violation of applicable usury laws (or to minimize the extent of the violation if complete avoidance is impossible for any reason, it being the intent and purpose of Makers and all Holders to comply strictly with all applicable usury and other laws), all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of this note, so that the interest rate is uniform throughout the full term of this note.

         6. Payment Schedule. Interest on and principal of this note shall be due and payable as provided in SECTION 8.1 of the Credit Agreement.

         7. Prepayment. Maker may prepay this note in accordance with and subject to the provisions of SECTION 8.1(C) of the Credit Agreement. All prepayments shall be applied first to accrued interest, the balance to principal.

         8. The Credit Agreement, this Note and its Security. This note is the Swing Line Note and one of the Warehouse Notes, is issued pursuant to the Credit Agreement (to which reference is made for all purposes) and may be referred to as the "10/97 WAREHOUSE SWING LINE NOTE", and as it may hereafter be renewed, extended, rearranged, increased, decreased, modified or replaced in accordance with the Credit Agreement may be referred to as the "CURRENT WAREHOUSE SWING LINE NOTE". Holder is entitled to the benefits of and security provided for in the Credit Agreement. Such security includes, among other security, the security interests granted by the Warehouse Security Agreement referred to in SECTION 9.1 of the Credit Agreement.

         9. Revolving Credit. Upon and subject to the terms and conditions of the Credit Agreement, Makers may borrow, repay and reborrow against this note under the circumstances, in the manner and for the purposes specified in the Credit Agreement, but for no other purposes. Advances against this note by Payee or other Holder shall be governed by the terms of the Credit Agreement. The unpaid principal balance of this note at any time shall be the total of all principal lent or advanced against this note less the sum of all principal payments and permitted prepayments made on this note by or for the account of Makers. Absent manifest error, Holder's computer

                                Page 2 of 4 Pages
records shall on any day conclusively evidence the unpaid balance of this note and its advances and payments history posted up to that day. All loans and advances and all payments and permitted prepayments made hereon may be (but are not required to be) endorsed by or on behalf of Holder on the schedule which is attached as Annex I hereto (which is hereby made a part hereof for all purposes) or otherwise recorded in Holder's computer or manual records; provided, that any failure to make notation of (a) any principal advance or accrual of interest shall not cancel, limit or otherwise affect Makers' obligations or any Holder's rights with respect to that advance or accrual, or (b) any payment or permitted prepayment of principal or interest shall not cancel, limit or otherwise affect Makers' entitlement to credit for that payment as of the date of its receipt by Holder. Makers and Payee expressly agree, pursuant to Chapter 346 ("CHAPTER 346") of the Texas Credit Code, that Chapter 346 (which relates to open-end line of credit revolving loan accounts) shall not apply to this note or to any loan evidenced by this note and that neither this note nor any such loan shall be governed by Chapter 346 or subject to its provisions in any manner whatsoever.

         10. Legal Costs. If any Holder or the Warehouse Agent retains an attorney in connection with any Default or Event of Default or to collect, enforce or defend this note or any papers intended to secure or guarantee it in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if any Maker or anyone claiming by, through or under any Maker sues any Holder in connection with this note or any such papers and does not prevail, then Makers jointly and severally agree to pay to each such Holder and the Warehouse Agent, respectively, in addition to principal and interest, all reasonable costs and expenses incurred by such Holder or the Warehouse Agent in trying to collect this note or in any such suit or proceeding, including, but not limited to, court costs and reasonable attorney fees, whether in-house or outside counsel is used and whether such costs and expenses are incurred in formal or informal collection actions, federal bankruptcy proceedings, appellate proceedings, probate proceedings, or otherwise. An amount equal to ten percent (10%) of the unpaid principal and accrued interest owing on this note when and if this note is placed in the hands of an attorney for collection after default is stipulated to be reasonable attorneys' fees unless a Holder, the Warehouse Agent or a Maker timely pleads otherwise to a court of competent jurisdiction.

         11. Waivers. Makers and any and all co-makers, endorsers (other than the Holder or the Payee), guarantors and sureties severally waive notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such Person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or maintain perfection of any lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.


                                Page 3 of 4 Pages

         12. Not Purpose Credit. None of the proceeds of this note shall ever be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for the purpose of reducing or retiring any debt which was originally incurred to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or which would constitute this transaction a "purpose credit" within the meaning of said Regulation U, as now or hereafter in effect.

         13. General Purpose of Loan. Each Maker warrants and represents to Payee, all other Holders and the Warehouse Agent that all loans evidenced by this note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter 1D or in the Texas Finance Code.

MCA FINANCIAL CORP.                MCA MORTGAGE CORPORATION


By:                                By:
    -------------------------         --------------------------
Name:                              Name:
     ------------------------           ------------------------
Title:                             Title:
      -----------------------            -----------------------

MORTGAGE CORPORATION               MORTGAGE CORPORATION
  OF AMERICA                         OF AMERICA, INC.

By:                                By:
    -------------------------         --------------------------
Name:                              Name:
     ------------------------           ------------------------
Title:                             Title:
      -----------------------            -----------------------



                                Page 4 of 4 Pages

                                     ANNEX 1
                                 to $30,000,000
                         10/97 Warehouse Swing Line Note

                  LOANS AND PAYMENTS OF PRINCIPAL AND INTEREST


----------------------------------------------------------------------------------------------------------------------------
                       Payment Applied
Date of Payment or   on (or advance vs.)     Payment Applied                                                 Name of Person
     Advance               Principal            on Interest      Principal Balance     Interest Paid to      Making Notation
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT F

                                 TAKE-OUT REPORT

WAREHOUSE AGENT:           Texas Commerce Bank         DATE:____________, 199___
                           National Association

COMPANIES:                 MCA Financial Corp.,
                           MCA Mortgage Corporation,
                           Mortgage Corporation of America and
                           Mortgage Corporation of America, Inc.

================================================================================

         This report is delivered pursuant to SECTION 12.2(e) of the 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 (as supplemented, amended or restated, the "WAREHOUSE CREDIT AGREEMENT"), between the Companies, Texas Commerce Bank National Association ("TEXAS COMMERCE"), as a lender and as agent (the "WAREHOUSE AGENT") for the other lenders party thereto, and the other lenders party thereto (including Texas Commerce, the "WAREHOUSE LENDERS"). Terms defined in the Warehouse Credit Agreement have the same meanings when used -- unless otherwise defined -- in this report.

         The following is accurate and complete as of the date of this report in respect of Take-out Prices, determined in accordance with each attached SCHEDULE 1, and the total weighted average Take-out Price is _____% of par:


-------------------------------------------------------------------------------
   (1)MORTGAGE COLLATERAL            INTEREST RATE             TAKE-OUT PRICE
           GROUP
-------------------------------------------------------------------------------

          (a)                                       %                        %
-------------------------------------------------------------------------------
          (b)                                       %                        %
-------------------------------------------------------------------------------
          (c)                                       %                        %
-------------------------------------------------------------------------------

                                                 By
                                                    ----------------------------
                                                 (Name)
                                                       -------------------------
                                                 (2)(Title)
                                                           ---------------------
---------------
         (1) "Mortgage Collateral Groups" are groupings of Mortgage Loans or Mortgage Securities by type, coupon, term and other characteristics (if any) commonly used by the Companies to categorize Mortgage Loans and Mortgage Securities into Take-Out Commitment coverage groups.
         (2) Must be a Responsible Officer of all four Companies.

                                   SCHEDULE 1

                          TAKE-OUT PRICE DETERMINATION


         Complete the following table for each Mortgage Collateral Group for Mortgage Loans and each Mortgage Collateral Group for Mortgage Securities, in each case indicating the group letter designation from the report to which this schedule is attached.

         The following table relates to the Mortgage Collateral Group designated as ___________ on the attached report.


------------------------------------------------------------------------------------------------------------------------
       INVESTOR             COMMITMENT NUMBER    (a) PRINCIPAL BALANCE OF (b) PERCENTAGE OF PAR   (c) TAKE-OUT PRICE* --
                                                  TAKE-OUT COMMITMENTS                               COLUMN (a) TIMES
                                                                                                             COLUMN (b)
------------------------------------------------------------------------------------------------------------------------
                                                 $                                             %  $

------------------------------------------------------------------------------------------------------------------------
                                                 $                                             %  $
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Totals                                           $                                                $
========================================================================================================================


The total weighted average Take-out Price (determined by dividing the total in Column (c) above by the total in Column (a) above) is _______% of par.












--------------------------

* For each commitment price stated as a yield rather than as a percentage of par, convert the yield to a percentage price by the use of the "Net Yield Tables for GNMA Mortgage-Backed Securities" published by Financial Publishing Company or the "Mortgage Yield Conversion Tables" published by FNMA, as applicable.

                                 EXHIBIT G-1

                         WAREHOUSE SECURITY AGREEMENT


         THIS WAREHOUSE SECURITY AGREEMENT is entered into as of October 31, 1997, between MCA FINANCIAL CORP., a Michigan corporation, MCA MORTGAGE CORPORATION, a Michigan corporation, MORTGAGE CORPORATION OF AMERICA, a Michigan corporation and MORTGAGE CORPORATION OF AMERICA, INC., an Ohio corporation ("DEBTORS"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as a lender and as agent for the other lenders (in such capacities, "SECURED PARTY").

         Debtors, the Warehouse Lenders parties thereto as such and Secured Party have entered into the 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 (as supplemented, amended or restated, the "WAREHOUSE CREDIT AGREEMENT"). As a continuing inducement to Warehouse Lenders to extend credit to Debtors under the Warehouse Credit Agreement, and as a condition precedent to that credit, Debtors are executing and delivering this Agreement to Secured Party.

         ACCORDINGLY, for adequate and sufficient consideration, Debtors and Secured Party agree as follows:

SECTION 1. DEFINITIONS AND REFERENCES. Unless stated otherwise, (a) terms defined in the Warehouse Credit Agreement or the UCC have the same meanings when used in this Agreement, and (b) to the extent permitted by Law, if in conflict
(i) the definition of a term in the Warehouse Credit Agreement controls over the definition of that term in the UCC, and (ii) the definition of a term in Article 9 of the UCC controls over the definition of that term elsewhere in the UCC.

         COLLATERAL is defined in SECTION 2.2 of this Agreement.

         DEBTORS is defined in the preamble to this Agreement and includes, without limitation, each Debtor, each Debtor as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for any Debtor or for substantially all of any Debtor's assets under any Debtor Law.

         OBLIGOR means any Person obligated with respect to any Collateral (whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise).

         SECURED PARTY is defined in the preamble to this Agreement and includes its successor appointed and acting as Warehouse Agent for Warehouse Lenders under the Warehouse Loan Documents.

         SECURITY INTEREST means the security interest granted and the pledge and assignment made under SECTION 2.1 of this Agreement, which is a Lender Lien under the Warehouse Credit Agreement.

SECTION 2.     SECURITY INTEREST AND COLLATERAL.

         2.1 Security Interest. To secure the full payment and performance of the Obligations, each Debtor hereby grants to Secured Party, as agent and Representative of Warehouse Lenders, a security interest in all of that Debtor's present and future right, title and interest in and to the Collateral, whether now owned or hereafter acquired, and pledges and assigns the Collateral to Secured Party as Representative of Warehouse Lenders, all upon and subject to the terms and conditions of this Agreement. The grant of the Security Interest does not subject Secured Party or any Lender to the terms of any Collateral Paper or in any way transfer, modify, or otherwise affect (a) any Debtor's obligations with respect to any Collateral or (b) the Lender Liens under the Warehouse Credit Agreement.

         2.2 Collateral. As used in this Agreement, the term "Collateral" means the present and future items and types of property described below, whether now owned or acquired in the future by any Debtor. This description of Collateral does not permit any action prohibited by any Loan Document.

               - Mortgage Collateral from time to time identified to Secured Party as Collateral.

               - All Collateral Papers in any way related to any of the Mortgage Collateral from time to time identified to Secured Party as Collateral, including, without limitation, all promissory notes evidencing, and all mortgages, deeds of trust, or trust deeds securing those Mortgage Loans, whether deposited with or held by or for Secured Party under this Agreement, identified by a Debtor as Collateral for a Wet Borrowing or otherwise.

               - Private mortgage insurance (including, without limitation, all commitments to issue any such insurance) covering, and all commitments issued by FHA to insure or issued by VA to guarantee, any Mortgage Loans identified as Collateral.

               - Security of any kind pledged by a mortgagor for any Mortgage Loans identified as Collateral.

               - Casualty insurance assigned to any Debtor in connection with any Mortgage Loans identified as Collateral.

               - Mortgage Securities deposited with or held by or for Secured Party under the Warehouse Loan Documents or registered by book entry in Secured Party's name under the Warehouse Loan Documents.

               - Guaranties related to Mortgage Securities identified as Collateral.

               - Take-out Commitments held by any Debtor for any Mortgage Loans or Mortgage Securities identified as collateral, rights to deliver those Mortgage Loans or Mortgage Securities, as the case may be, to the investors or other purchasers under those Take-out Commitments, and all proceeds resulting from the sale of any of those Mortgage Loans or Mortgage Securities under those Take-out Commitments.

               - Any Collateral otherwise described in this Agreement that may from time to time be delivered (a) to an investor (or its custodian or other designee) under SECTION 4.1 of the Custody Agreement until purchased and paid for by that investor or (b) to a Company for correction or servicing under SECTION 4.2 of the Custody Agreement.

               - The Warehouse Note Payment/Funding Account, all other accounts that any Debtor maintains with Secured Party, Warehouse Agent, or any Lender, and all amounts deposited in them or represented by them.

               - Personal property, contract rights, accounts, and general intangibles of any kind whatsoever relating to any Collateral.

               - All files, surveys, certificates, correspondence, appraisals, tapes, discs, cards, accounting records, and other information and data of any Debtor relating to any collateral, including, without limitation, all information, data, tapes, discs, and cards necessary to administer and service any Collateral.

               -    Cash and noncash proceeds of any Collateral.

SECTION 3. REPRESENTATIONS AND WARRANTIES. By entering into this Agreement, and by each subsequent delivery of additional Collateral under this Agreement, each Debtor reaffirms the representations and warranties contained in the Warehouse Credit Agreement. Each Debtor further represents and warrants to Secured Party as Representative of Warehouse Lenders as follows:

         3.1 Concerning Debtors. The facts concerning Debtors' names, taxpayer identification numbers, ownership, state of incorporation, states in which Debtors are qualified as foreign corporations, trade names used, chief executive offices' locations and other principal offices' locations that are stated on
Schedule I hereto and its attached list, are true and correct in all respects.

         3.2 Concerning the Collateral. All Collateral (a) is genuine and in all respects what it purports to be, (b) is the legal, valid, and binding obligation of each Obligor (except as enforceability may be limited by Debtor
Laws), (c) is free from any claim for credit, deduction, or allowance of any Obligor and free from any defense, dispute, setoff, or counterclaim (other than for payments made in respect of it), (d) if a Mortgage Loan was originated and is in compliance with all Laws (including, without limitation, all usury Laws, the Real Estate Settlement Procedures Act of 1974, the Equal Credit Opportunity Act, the Federal Trust in Lending Act, Regulation Z promulgated by the Board of Governors of the Federal Reserve System, and all applicable federal and state consumer protection Laws, (e) if a Mortgage Security, is duly authorized and validly issued, the transfer of which is not subject to any restrictions other than under the Warehouse Loan Documents, (f) if a Take-out commitment or other contract, is in full force and effect without any material default having occurred by any party to it, and (g) conforms to the applicable requirements of eligibility under SCHEDULE EC to the Warehouse Credit Agreement.

         3.3 Ownership and Priority. Debtors have full legal and beneficial ownership of all Collateral, free and clear of all liens except Permitted Liens.

         3.4 Creation and Perfection. The Security Interest is created and perfected on (a) each promissory note that evidences a Mortgage Loan or Land Contract ever identified as Collateral and delivered to Secured Party, (b) each promissory note that evidences a Mortgage Loan identified by a Debtor to Secured Party as supporting a Wet Borrowing for twenty-one (21) days after the Disbursement Date for that Borrowing, (c) each Mortgage Security in certificated form that is delivered to Secured Party, (d) each Mortgage Security in book entry form when notice of the Security Interest is given to the financial institution in whose favor that security has been issued and that institution confirms that notice, (e) all Collateral shipped to any investor under SECTION
3.1 of the Custody Agreement (and the Security Interest shall continue to be perfected until Secured Party receives either payment or Mortgage Securities under that section), (f) all Collateral shipped to a Debtor for correction or servicing under SECTION 4.2 of the Custody Agreement (and the Security Interest shall continue to be perfected for twenty-one (21) days after that shipment), and (g) all other Collateral upon possession or the filing of financing statements by Secured Party.

SECTION 4. COVENANTS. Until all commitments by Secured Party and Warehouse Lenders to extend credit under the Warehouse Credit Agreement have been canceled or terminated and the Obligations are fully paid and performed, Debtors covenant and agree with Secured Party as Representative of Warehouse Lenders as follows:

         4.1 Concerning the Collateral. Debtors (a) shall fully perform all of their duties under and in connection with each transaction to which any Collateral relates, (b) shall promptly notify Secured Party about any change in any fact or circumstances represented or warranted by any Debtor about any Collateral, (c) shall promptly notify Secured Party of any claim, action, or proceeding affecting title to any Collateral or the Security Interest and, at Secured Party's request and Debtors' expense, appear in and defend that action or proceeding, (d) shall hold in trust for Secured Party (as agent and Representative of the Warehouse Lenders) all Collateral not delivered to Secured Party (without excusing any failure to deliver Collateral Papers to Secured Party as required by this Agreement) and mark that Collateral on the relevant Debtor's records that it is subject to the Security Interest (but the failure to do so does not impair the Security Interest or its priority), (e) other than collections under SECTION 4.3 below, shall pay and deliver to Secured Party all items and types of property into which any Collateral may be converted (all of which shall automatically be and remain subject to the Security Interest) and properly endorse, assign, or take such other action as Secured Party may request in order to maintain and continue the Security Interest in that property, (f) may not compromise, extend, release, or adjust payments on any Collateral, accept a conveyance of mortgaged property in full or partial satisfaction of any Collateral, or release any mortgage, deed of trust, or trust deed securing or underlying any Collateral, and (g) may not agree to the amendment, termination, or substitution of any Take-out Commitment covered by the Security Interest if that amendment, termination or substitution would have a Material Adverse Effect.

         4.2 Insurance. Debtors shall keep the collateral fully insured in the amounts, against the risks, and with insurers as may be approved by Secured Party, with loss payable to Secured Party as its interest (as agent and Representative of Warehouse Lenders) may appear.

         4.3 Collections. Debtors shall, at their sole cost and expense, whether requested to by Secured Party or in the absence of such a request, take all actions reasonably necessary to obtain payment, when due and payable, of all amounts due or to become due from Obligers with respect to any Collateral. Debtors may not agree to any rebate, refund, compromise or extension with respect to any Collateral or accept any prepayment on account of any Collateral other than in a manner and to the extent consistent with or as may otherwise be provided in various servicing agreements to which it is a party or subject.

               (a) No Event of Default. While no Event of Default exists, Debtors shall make all of those collections, shall maintain such escrow accounts and otherwise comply with the servicing agreements to which it is a party or subject, and may otherwise comply with the servicing agreements to which it is a party or subject, and may otherwise retain and use the proceeds of those collections in the ordinary course of their business.

               (b) Default. While an Event of Default exists, and upon the request of Secured Party, Debtors shall (i) notify and direct each Obligor to make payments on the collateral to Secured Party for deposit into such accounts as it may designate so as to be held as Collateral under this Agreement and (ii) otherwise turn over to Secured Party, in the form received and with any necessary endorsements, all payments they receive in respect of any Collateral for deposit into such accounts as Secured Party may designate to be held as collateral under this Agreement. Secured Party may at any time apply any amounts in those accounts as a payment of the Obligations, other than mortgage escrow payments that are deposited into escrow accounts in accordance with the applicable Guide or servicing contract.

         4.4   Concerning Debtors. Without first giving Secured Party thirty
(30) days notice (or fewer if agreed to in writing by Secured Party) of the intention to do any of the following and performing such acts and executing and delivering to Secured Party such additional documents as Secured Party requests in order to continue or maintain the existence and priority of the Security Interest, no Debtor may (a) use or transact business under any corporate, assumed, or trade name, except as represented in the Warehouse Credit Agreement,
(b) relocate its chief executive offices or principal place of business or (c) move or surrender possession of its books and records regarding the Collateral.

SECTION 5. EVENTS OF DEFAULT AND REMEDIES. If an Event of Default exists, then Secured Party may, at its election (but subject to the terms and conditions of the Warehouse Credit Agreement), exercise any and all rights available to a secured party under the UCC, in addition to any and all other rights afforded by the Warehouse Loan Documents, at law, in equity, or otherwise, including, without limitation (a) requiring Debtors to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtors and Secured Party, (b) selling the Collateral as provided below in this Section, (c) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligations, (d) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtors hereby consent to any such appointment) and (e) applying to the Obligations any cash held by Secured Party or any Lender under the Warehouse Loan Documents.

         5.1 Sale of Collateral. If and to the extent permitted or required by applicable law, Secured Party may, without notice except as hereinafter provided, sell the Collateral or any part thereof at public or private sale (with or without appraisal or having the Collateral at the place of sale) for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party (as agent and Representative of the Warehouse Lenders) may be the purchaser of any and all of the Collateral so sold and may apply upon the purchase price therefor any of the Obligations and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Secured Party is authorized at any such sale, if Secured Party deems it advisable or is required by applicable law so to do, (i) to restrict the prospective bidders on or purchasers of any of the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of any of the Collateral, (ii) to cause to be placed on certificates for any or all of the Collateral a legend to the effect that such security has not been registered under the Securities Act of 1933, as amended, and may not be disposed of in violation of the provisions of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as Secured Party deems necessary or advisable in order to comply with said Act or any other applicable law. Debtors agree to execute and deliver such documents and take such other action as Secured Party deems necessary or advisable in order that any such sale may be made in compliance with applicable law. Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Debtors have or may have under any rule of law or statute now existing or hereafter adopted. To the extent notice is required by applicable law, Secured Party shall give Debtors written notice at the address set forth in the Warehouse Credit Agreement (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Secured Party's intention to make any such public or private sale. Reasonable notification of the time and place of any public sale of the collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to the affected Debtor and to any other Person entitled to notice under the UCC. If any Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. Notice sent or given not less than five (5) calendar days before the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this Section. Such notice (if any is required by applicable law), in case of public sale, shall state the time and place fixed for such sale or, in case of private sale or other disposition other than a public sale, the time after which the private sale or other such disposition is to be made. Any public sale shall be held at such time or times, within ordinary business hours and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for such sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. Debtors shall remain jointly and severally liable for any deficiency. The Companies hereby acknowledge and agree that Mortgage Loans and Mortgage Securities are property of a type customarily sold on a recognized market. The Companies also hereby agree that any sale of a Mortgage Loan or Mortgage Security pursuant to a Take-out Commitment, and any other sale of Collateral arranged by any Company (whether before or after an Event of Default), shall be conclusively presumed to be commercially reasonable.

         5.2 Additional Rights of Secured Party. Secured Party shall have all the rights of a secured party after default under the Uniform Commercial Code of Texas and in conjunction with, in addition to or in substitution for those rights and remedies:

               (a) it shall not be necessary that the Collateral or any part thereof be present at the location of any sale pursuant to the provisions of this Section;

               (b) before application of proceeds of disposition of the Collateral to the Obligations, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Secured Party, each Debtor, to the extent applicable, to remain liable for any deficiency;

               (c) the sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the Obligations, this Agreement and the Security Interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made;

               (d) in the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder;

               (e) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of any indebtedness or as to the occurrence of any default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the Collateral to be sold having been duly given, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited;

               (f) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party; and

               (g) demand of performance, advertisement and presence of property at sale are hereby WAIVED and Secured Party (as agent and Representative of the Warehouse Lenders) is hereby authorized to sell hereunder any evidence of debt it may hold as security for the Obligations. All demands and presentments of any kind or nature are expressly WAIVED by Debtors. Debtors WAIVE the right to require Secured Party to pursue any other remedy for the benefit of Debtors and agree that Secured Party may proceed against any Debtor for the amount of the Obligations owed to the Warehouse Lenders or the Warehouse Agent without taking any action against any other Debtor or any other Person and without selling or otherwise proceeding against or applying any of the Collateral.

         5.3 Application of Proceeds. Secured Party shall apply the proceeds of any sale or other disposition of the collateral under this SECTION 5 in the order and manner specified in SECTION 14.9 of the Warehouse Credit Agreement. Any surplus remaining shall be delivered to the relevant Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligations in full, Debtors remain liable for any deficiency.

SECTION 6.     OTHER RIGHTS.

         6.1 Performance. If Debtors fail to pay when due all Taxes on any of the Collateral, or to preserve the priority of the Security Interest in any of the Collateral, or to keep the Collateral insured as required by this Agreement, or otherwise fail to perform any of their obligations under any Warehouse Loan Documents or Collateral Papers with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, pay such Taxes, prosecute or defend any suits in relation to the Collateral, or insure and keep insured the Collateral in any amount deemed appropriate by Secured Party, or take all other action which Debtors are required, but have failed or refused, to take under the Warehouse Loan Documents or Collateral Papers. Any sum which may be expended or paid by Secured Party under this Section (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the Past Due Rate until paid and, together with such interest, shall be payable by Debtors to Secured Party upon demand and is part of the Obligations.

         6.2   Collection.

               (a) Actions. When Secured Party is entitled under SECTION 4.3 above to make collection on any Collateral, it may in its own name or in the name of any Debtor (i) compromise or extend the time of payment with respect to any Collateral for such amounts and upon such terms as Secured Party may determine, (ii) demand, collect, receive, receipt for, sue for, compound, and give acquittance for any and all amounts due or to become due with respect to Collateral, (iii) take control of cash and other proceeds of any Collateral,
(iv) endorse any Debtor's name on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into Secured Party's possession, (v) sign any Debtor's name on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral, (vi) send requests for verification or obligations to any Obligor, (vii) do all other acts and things necessary to carry out the intent of this Agreement, and (viii) authorize any Servicer in respect of any Collateral to perform any one or more of the foregoing on Secured Party's behalf.

               (b) If any Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its name or in any Debtor's name, to take such action as Secured Party deems appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision, however, Secured Party is never liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral and is not under any duty whatever to anyone except Debtors and the Warehouse Lenders to account for funds that it actually receives. Without limiting the generality of the foregoing, Secured Party has no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtors with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). Secured Party's receipt to any Obligor is a full and complete release, discharge, and acquittance to that Obligor, to the extent of any amount so paid to Secured Party.

         6.3 Power of Attorney. Each Debtor irrevocably appoints Secured Party, acting on behalf of Warehouse Lenders, as its attorney-in-fact (with full power of substitution) for, on behalf, and in the name of such Debtor to (a) endorse and deliver to any Person any check, instrument, or other document received by Secured Party or any Lender that represents payment in respect of any Collateral, (b) prepare, complete, execute, deliver, and record any assignment of any mortgage, deed of trust, or trust deed securing any Collateral, (c) endorse and deliver or otherwise transfer any promissory note evidencing any Collateral and do every other thing necessary or desirable to effect transfer of all or any Collateral, (d) take all necessary and appropriate action with respect to any of the Obligations or any Collateral, (e) commence, prosecute, settle, discontinue, defend, or otherwise dispose of any claim relating to any Collateral, and (f) sign such Debtor's name wherever appropriate to effect the performance of this Agreement and the Warehouse Credit Agreement. This Section shall be liberally, not restrictively, construed to give the greatest latitude to Secured Party's power as such Debtor's attorney-in-fact to collect, sell and deliver any Collateral and all documents relating to it. the powers and authorities conferred on Secured Party in this Section (w) are discretionary and not obligatory on the part of Secured Party, (x) may be exercised by Secured Party through any Person who, at the time of the execution of particular documents, is an officer of Secured Party, (y) may not be exercised by Secured Party unless a Default or an Event of Default exists, and
(z) is granted for a valuable consideration, coupled with an interest, and irrevocable until, and all Persons dealing with Secured Party, any of its officers acting under this Section, or any substitute are fully protected in treating the powers and authorities conferred by this Section as existing and continuing in full force and effect until advised by Secured Party that, all commitments under the Warehouse Credit Agreement to extend credit have been terminated or canceled and the Obligations are fully paid and performed.

SECTION 7.     MISCELLANEOUS.

         7.1 Miscellaneous. Because this Agreement is a "Warehouse Loan Document" referred to in the Warehouse Credit Agreement, the provisions relating to Warehouse Loan Documents in SECTIONS 1 and 17 of the Warehouse Credit Agreement are incorporated into this Agreement by reference the same as if included in this Agreement verbatim.

         7.2 Term. This Agreement terminates upon full and indefeasible payment and performance of the Obligations. No Obligor is ever obligated to make inquiry of the termination but is fully protected in making any payments on the Collateral directly to Secured Party.

         7.3 Matters Not Relevant. The Security Interest, Debtors' obligations, and Secured Party's and Warehouse Lenders' rights under this Agreement are not released, diminished, impaired, or adversely affected by any one or more of the following: (a) Secured Party's or any Lender's taking or accepting any additional, or any release, surrender, exchange, subordination, or loss of any other, guaranty, assurance, or security for any of the Obligations;
(b) any full or partial release of any other Person obligated on any of the Obligations; (c) the modification or assignment of, or waiver of compliance with, any other Loan Document; (d) any present or future insolvency, bankruptcy, or lack of corporate, partnership, or trust power of any other Person obligated on any of the Obligations; (e) any renewal, extension or rearrangement of any of the Obligations, or any adjustment, indulgence, forbearance, or compromise granted to any Person obligated on any of the Obligations; (f) any Person's neglect, delay, omission, failure, or refusal to take or prosecute any action in connection with any of the Obligations; (g) any existing or future right, claim or defense (other than the defense of full and final payment of the Obligations) of any Debtor or any other Person against Secured Party or any Lender; (h) the unenforceability of any of the Obligations against any Person obligated or any part of the Obligations because it exceeds the amount permitted by Law, the act of creating it is ultra vires, or the officers, partners, or trustees creating it exceeded their authority or violated their fiduciary duties, or otherwise; (i) any payment of the Obligations is held to constitute a preference under any Debtor Law or for any other reason Secured Party of any Lender is required to refund any payment or make payment to another Person; or (j) any Person's failure to notify any Debtor about the foregoing events or occurrences; and each Debtor waives any notice of any kind under any circumstances whatsoever with respect to this Agreement or any of the Obligations other than as specifically provided in this Agreement.

         7.4 Waivers. Except to the extent expressly otherwise provided in the Warehouse Loan Documents, each Debtor waives (a) any right to require Secured Party or any Lender to proceed against any other Person, to exhaust its rights in the Collateral, or to pursue any other right which Secured Party or any Lender may have, and (b) all rights of marshaling in respect of the Collateral.

         7.5 Financing Statement. Secured Party may, at any time, file this Agreement or a carbon photographic, or other reproduction of this Agreement as a financing statement, but Secured Party's failure to do so does not impair the validity or enforceability of this Agreement.

         7.6 Parties. This Agreement binds and benefits Debtors, Secured Party and each Warehouse Lender, and their respective successors and permitted assigns. Only those Persons may rely or raise any defense about this Agreement.

               (a) Assignments. Debtors may not assign any rights or obligations under this Agreement without first obtaining the written consent of Secured Party and all Warehouse Lenders. Secured Party's rights under this Agreement may be assigned to any successor agent appointed under the Warehouse Credit Agreement.

               (b) Secured Party. Secured Party is the agent for each Warehouse Lender. Secured Party may, without the joinder of any Warehouse Lender, exercise any rights in favor of any of them under this Agreement. The rights of Secured Party and Warehouse Lenders vis-a-vis each other may be subject to other agreements between them. Neither Debtors nor their respective successors or permitted assigns need to inquire about any such agreement or be subject to the terms of it unless they join in it and, therefore, are not entitled to the benefits of any such agreement or entitled to rely upon or raise as a defense the failure of any party to comply with it.

         7.7 Entire Agreement. THIS AGREEMENT AND THE OTHER WAREHOUSE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUSLY, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED as of the date first stated above.

MCA FINANCIAL CORP.,                           TEXAS COMMERCE BANK NATIONAL
MCA MORTGAGE CORPORATION,                      ASSOCIATION, in its capacity as
MORTGAGE CORPORATION OF                        Warehouse Agent and
AMERICA, as Debtors                            as Secured Party



By:                                            By:
   -------------------------------                ------------------------------
Name:                                          Name:
      ----------------------------                   ---------------------------
Title:                                         Title:
      ----------------------------                   ---------------------------


MORTGAGE CORPORATION OF
 AMERICA, INC., as Debtor



By:
   -------------------------------
Name:
      ----------------------------
Title:
      ----------------------------

                   SCHEDULE I TO WAREHOUSE SECURITY AGREEMENT
                 PLACE OF BUSINESS, TRADE NAMES AND FORMER NAMES
                                  OF BORROWERS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     STILL USING
                                                                  STATE OF        STATES QUALIFIED       TRADE          NAME?
  NAME AND TAXPAYER I.D.               OWNERSHIP                INCORPORATION     AS FOREIGN CORP.     NAMES USED        Y/N
------------------------------------------------------------------------------------------------------------------------------------

MCA Financial Corporation   Approximately 523,283 shares      Michigan           None                None           No
38-3014001                  owned by various individuals and
                            entities disclosed to the
                            Warehouse Agent on a separate
                            schedule
------------------------------------------------------------------------------------------------------------------------------------
MCA Mortgage Corporation    MCA Financial Corp.               Michigan           See attached list   None           No
38-2613174
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Corporation of     MCA Financial Corp.               Michigan           Indiana, Ohio       None           No
America
38-2509529
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Corporation of     Mortgage Corporation of America   Ohio               None                None           No
America, Inc.
37-1371271
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                                                         OTHER
                                CHIEF EXECUTIVE        PRINCIPAL
  NAME AND TAXPAYER I.D.             OFFICE             OFFICES
------------------------------------------------------------------

MCA Financial Corporation   23999 Northwestern Hwy.   None
38-3014001                  Southfield, MI 48075


------------------------------------------------------------------
MCA Mortgage Corporation    23999 Northwestern Hwy.   None
38-2613174                  Southfield, MI 48075
------------------------------------------------------------------
Mortgage Corporation of     23999 Northwestern Hwy.   None
America                     Southfield, MI 48075
38-2509529
------------------------------------------------------------------
Mortgage Corporation of     23999 Northwestern Hwy.   None
America, Inc.               Southfield, MI 48075
37-1371271
------------------------------------------------------------------

                            MCA MORTGAGE CORPORATION
                   STATES WHERE MCAMC IS LICENSED TO ORIGINATE
                         OR ACQUIRE FIRST MORTGAGE LOANS
                          (OR IS EXEMPT FROM LICENSING)

           OK TO ORIGINATE              OK TO ACQUIRE LOANS FUNDED & CLOSED
                                        BY LICENSED BROKER OR LENDER

           Alabama                                     Alabama
           Alaska                                      Alaska
           Arkansas                                    Arkansas
           Arizona                                     Arizona
           California*                                 California**
           Colorado                                    Colorado
           Florida                                     Connecticut
           Georgia                                     Delaware
           Illinois                                    Georgia
           Indiana                                     Florida
           Kentucky                                    Idaho
           Louisiana                                   Illinois
           Michigan                                    Indiana
           Minnesota                                   Kentucky
           Mississippi                                 Louisiana
           Missouri                                    Maryland
           New Mexico                                  Massachusetts
           North Carolina                              Michigan
           Ohio                                        Minnesota
           Pennsylvania                                Mississippi
           South Carolina                              Missouri
           Tennessee                                   Montana
           Texas                                       New Jersey
           Utah                                        New Mexico
           Virginia                                    New York
           Washington                                  North Carolina
           West Virginia                               North Dakota
           Wisconsin*                                  Ohio
                                                       Oregon
                                                       Pennsylvania
                                                       Rhode Island
                                                       South Carolina
                                                       Tennessee
                                                       Texas
                                                       Utah
                                                       Vermont
                                                       Virginia
                                                       Washington
                                                       West Virginia
                                                       Wisconsin

   *        Loan officer must also have license to work directly with borrower
   **       OK to table-fund and close in MCAMC's name on brokered loans

                                   EXHIBIT G-2

                               FINANCING STATEMENT

            THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER
                  FOR FILING UNDER THE UNIFORM COMMERCIAL CODE.


----------------------------------------------------------------------------------
DEBTOR'S NAME AND MAILING ADDRESS:
                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------

                                      FED. TAX ID NO. --------------------------
----------------------------------------------------------------------------------
SECURED PARTY'S NAME AND MAILING      Texas Commerce Bank National Association, as
ADDRESS:                              Warehouse Agent(1)

                                      ------------------------------------------

                                      ------------------------------------------

                                      FED. TAX ID NO. --------------------------
----------------------------------------------------------------------------------
FOR FILING OFFICER:
----------------------------------------------------------------------------------

THIS FINANCING STATEMENT COVERS THE FOLLOWING PRESENT AND FUTURE TYPES AND ITEMS OF PROPERTY AND INTERESTS, WHETHER NOW OWNED OR ACQUIRED IN THE FUTURE BY DEBTOR (THE "COLLATERAL"):

         - Mortgage Loans from time to time identified to Secured Party as Collateral.

         - Second Mortgage Loans from time to time identified to Secured Party as Collateral.

         - Construction Loans from time to time identified to Secured Party as Collateral.

         - Land Contracts from time to time identified to Secured Party as Collateral.

         - All Collateral Papers in any way related to any of the above identified as Collateral, including, without limitation, all promissory notes evidencing, and all mortgages, deeds of trust, or trust deeds securing, those Mortgage Loans, Second Mortgage Loans or Construction Loans, and all Land Contracts, whether deposited with or held by or for Secured Party identified by Debtor (or another Company) as Collateral for a Wet Borrowing, or otherwise.

         - Private mortgage insurance (including, without limitation, all commitments to issue any such insurance) covering, and all commitments issued by FHA to insure or issued by VA to guarantee, any Mortgage Loans or Construction Loans identified as Collateral.
----------------

               (1) Secured Party is serving as Warehouse Agent under the Warehouse Credit Agreement, and the security interest evidenced by this financing statement, as amended from time to time, is granted to Secured Party in that capacity and as secured party on behalf of all of the Warehouse Lenders, including Texas Commerce, Residential Funding Corporation, Guaranty Federal Bank, F.S.B., Bank One, Texas, N.A., The Bank of New York and LaSalle National Bank

         - Security of any kind pledged by a mortgagor for any Mortgage Collateral identified as Collateral.

         - Casualty insurance assigned to Debtor in connection with any Mortgage Collateral identified as Collateral.

         - Mortgage Securities deposited with or held by or for Secured Party under the Warehouse Loan Documents or registered by book entry in Secured Party's name under the Warehouse Loan Documents.

         - Guaranties related to Mortgage Securities identified as Collateral.

         - Take-out Commitments held by Debtor for any Mortgage Collateral identified as Collateral, rights to deliver those Mortgage Loans, Construction Loans, Second Mortgage Loans or Mortgage Securities, as the case may be, to the investors or other purchasers under those Take-out Commitments, and all proceeds resulting from the sale of any of those Mortgage Loans, Construction Loans, Second Mortgage Loans or Mortgage Securities under those Take-out Commitments.

         - Any Collateral otherwise described in the security agreement to which this financing statement relates that may from time to time be delivered (a) to an investor (or its custodian or other designee) under Section 4.1 of the Custody Agreement until purchased and paid for by that investor or (b) to a Company for correction or servicing under Section 4.2 of the Custody Agreement.

         - The Warehouse Note Payment/Funding Account, all other accounts that Debtor maintains with Secured Party, Warehouse Agent, or any Lender, and all amounts deposited in them or represented by them.

         - Personal property, contract rights, accounts, and general intangibles of any kind whatsoever relating to any Collateral.

         - All files, surveys, certificates, correspondence, appraisals, tapes, discs, cards, accounting records, and other information and data of Debtor relating to any Collateral, including, without limitation, all information, data, tapes, discs, and cards necessary to administer and service any Collateral.

         -     Cash and noncash proceeds of any Collateral.

DEBTOR:                                 SECURED PARTY:


----------------------------------      TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION, as Warehouse Agent for
                                        Warehouse Lenders


By                                      By
  --------------------------------        ------------------------------------
(Name)                                  (Name)
  --------------------------------            --------------------------------
(Title)                                 (Title)
       ---------------------------             -------------------------------

                                   SCHEDULE I


                DEFINITIONS ATTACHED TO FINANCING STATEMENT FROM
                   ____________________________, AS DEBTOR, TO
                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
              IN ITS CAPACITY AS WAREHOUSE AGENT, AS SECURED PARTY

                                    EXHIBIT H

                               OPINION OF COUNSEL


         The opinion delivered by counsel to the Companies must be in form and substance acceptable to Warehouse Agent and its special counsel and cover the following matters:

         1. Each Company is duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is incorporated as stated in the Recitals to the Warehouse Credit Agreement.

         2. Each Company is duly qualified to transact business and is in good standing as a foreign corporation or other entity in each jurisdiction so indicated on SCHEDULE I to the Security Agreement and in each other jurisdiction where, to the best of that counsel's knowledge, the nature and extent of that Company's business and properties require due qualification and good standing.

         3.    To the best of that counsel's knowledge, except as described on
SCHEDULE 11.1 to the Warehouse Credit Agreement (a) no Company has any Subsidiaries and (b) no Company has used or transacted business under any other corporate or trade name in the six-month period preceding the date of the Warehouse Credit Agreement.

         4. Each Company possesses all requisite corporate power and authority to own or lease its property and to conduct its business as is now being conducted, or is contemplated by the Warehouse Credit Agreement to be conducted.

         5. The execution and delivery of each Company of each Loan Document to which it is a party and the performance by it of its related obligations (a) are within its corporate power, (b) have been duly authorized by all necessary corporate action on its behalf, (c) except for any action or filing that has been taken or made on or before the date of this opinion, require no action by or filing with any Tribunal, (d) do not violate any provision of its articles of incorporation, charter or bylaws, (e) do not violate any provision of Law applicable to it or any material agreements to which it is a party and of which that counsel is aware, and (f) except for Lender Liens, do not result in the creation or imposition of any Lien on any asset of any Company.

         6. Upon execution and delivery by all parties to it, each Loan Document constitutes a legal and binding obligation of each Company party to it, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable Debtor Laws and general principles of equity.

         7. Except as disclosed on SCHEDULE 11.4 to the Warehouse Credit Agreement (a) no Company is subject to, or aware of the threat of, any Litigation that is reasonably likely to be determined adversely to it or, if so adversely determined, would have a Material Adverse Effect, and (b) no outstanding or unpaid judgments against any Company exist.

         8. No Company is subject to regulation under the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, amended.

         9. Each Company is approved and qualified and in good standing as an issuer, mortgagee, or seller/servicer, as described below, and meets all requirements applicable to its status as such: (a) GNMA approved issuer of Mortgage Securities guaranteed by GNMA; (b) FNMA approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell, and service Mortgage Loans to be sold to FNMA; (c) FHLMC approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to FHLMC; (d) FHA approved mortgagee, eligible to originate, purchase, hold, sell and service FHA Loans; and (e) VA approved mortgagee, eligible to originate, purchase, hold, sell and service VA Loans.

         10. Lender Liens are created and perfected upon (a) each note that is delivered to Warehouse Agent, (B) each Land Contract that is delivered to Warehouse Agent, (b) each Mortgage Security in certificated form that is delivered to Warehouse Agent or its bailee, (c) each note and related Take-out Commitment provided as Collateral for a Wet Borrowing for twenty-one (21) days after the applicable Disbursement Date, (d) all Mortgage Collateral shipped to any investor under a Bailee Letter (as defined in the Custody Agreement), which perfection continues until Warehouse Agent receives Mortgage Securities or payment is made to Warehouse Agent under that Bailee Letter, (e) all Mortgage Collateral shipped to any Company for correction or servicing, which perfection continues for twenty-one (21) days, and (f) the Warehouse Note Payment/Funding Account upon the execution and delivery of the Security Agreement by Companies.

         11. With respect to FNMA and FHLMC Mortgage Securities that are held in book entry form and are identified on a Submission List or are otherwise designated by any of the Companies as Collateral under the Warehouse Credit Agreement, a Lender Lien is created and perfected upon those Mortgage Securities
(a) when written notification is sent to the securities intermediary (on whose books the appropriate Companies' ownership of those Mortgage Securities is entered) of the assignment and pledge of those Mortgage Securities to Warehouse Agent (as agent and Representative of Warehouse Lenders), and (b) that securities intermediary indicates by book entry the securities entitlement of the Warehouse Agent. As used in this paragraph, "SECURITIES INTERMEDIARY" means a depository institution, clearing corporation, securities broker or other Person that regularly accepts in the course of its business FNMA and FHLMC Mortgage Securities as a custodial service for its customers, and maintains accounts in the names of those customers reflecting ownership of or interests in those Mortgage Securities.

         12. With respect to the GNMA Mortgage Securities that are identified on a Submission List or are otherwise designated by any of the Companies as Collateral under the Warehouse Credit Agreement and are held in book entry form through Participants Trust Company ("PTC"), a Lender Lien is created and perfected upon those Mortgage Securities when (a) PTC, by making the appropriate entries to its books, transfers those Mortgage Securities to the account of The Chase Manhattan Bank, acting as a participant in PTC and as agent/custodian for Warehouse Agent (as agent and Representative of Warehouse Lenders) pursuant to a custodian agreement ("Custodian") and (b) Custodian, by book entry or otherwise, identifies the GNMA Mortgage Securities as belonging to, or subjected to a security interest of, Warehouse Agent (as agent and Representative of Warehouse Lenders) and provides confirmation of that action to Warehouse Agent .

                                   EXHIBIT I-1

                        DISBURSEMENT REQUEST CERTIFICATE

                  (to refinance Eligible Warehouse Collateral)

================================================================================

         This certificate is delivered pursuant to SECTION 5.1 of the 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 (as supplemented, amended or restated, the "WAREHOUSE CREDIT AGREEMENT"), among the Companies, the Warehouse Agent and the Warehouse Lenders. Terms defined in the Warehouse Credit Agreement have the same meaning when used, unless otherwise defined, in this certificate.

         I certify to Warehouse Agent and Warehouse Lenders that on the date of this certificate:

         1. I am the undersigned officer of the Companies and deliver this certificate on their behalf.

         2. The proceeds of the requested Revolving Loan are to be used to refinance Debt secured by Eligible Warehouse Collateral currently held by Texas Commerce, who will assign to the Warehouse Agent (as agent and Representative of the Warehouse Lenders) its security interest in all collateral for such existing Debt being refinanced and, upon disbursement of such proceeds to Texas Commerce, a Company will own good and marketable title to such Collateral, free and clear of any lien, pledge, charge or interest of any party other than the Warehouse Agent (as agent and Representative of the Warehouse Lenders).

         3. All of the Collateral in which the Warehouse Agent (as agent and Representative of the Warehouse Lenders), by disbursing such refinancing Warehouse Revolving Loan, will acquire a security interest shall be Eligible Warehouse Collateral.

         4. All of the Collateral to be so refinanced by the proposed Warehouse Revolving Loan shall be Pledged to the Warehouse Agent as Collateral, and to no other Person, and shall be subject to the Warehouse Credit Agreement and the Warehouse Security Agreement, and the Warehouse Agent, as agent and Representative of the Lenders, will thereby acquire and have a first and prior perfected security interest therein.

         5.    No Default or Event of Default has occurred and is continuing.

         6. The warranties and representations set forth in SECTION 11 of the Warehouse Credit Agreement and SECTION 3 of the Warehouse Security Agreement are true and correct on and as of the date hereof.


                                             By
                                               ---------------------------------
                                             (Name)
                                                   -----------------------------
                                             (1)(Title)
                                                       -------------------------
                                             (Date)
                                                   -----------------------------




------------------

         (1)   Must be a Responsible Officer of all four Companies.

                                   EXHIBIT I-2

                        DISBURSEMENT REQUEST CERTIFICATE

                 (to finance new Eligible Warehouse Collateral)


================================================================================


         This certificate is delivered pursuant to SECTION 5.2 of the 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 (as supplemented, amended or restated, the "WAREHOUSE CREDIT AGREEMENT"), among the Companies, the Warehouse Agent and the Warehouse Lenders. Terms defined in the Warehouse Credit Agreement have the same meaning when used, unless otherwise defined, in this certificate.

         I certify to Warehouse Agent and Warehouse Lenders that on the date of this certificate:

         1. I am the undersigned officer of the Companies and deliver this certificate on their behalf.

         2. The proceeds of the requested Revolving Loan are to be used to finance origination or acquisition by a Company of new Eligible Warehouse Collateral; and, upon disbursement of such proceeds to the mortgagors or Land Contract purchasers (as the case may be) in respect of such Collateral (in the case of an origination) or the seller of such Collateral (in the case of an acquisition), such Company shall own good and marketable title to such new Warehouse Collateral, free and clear of any lien, pledge, charge or interest of any party other than the Warehouse Agent, as agent and Representative of the Warehouse Lenders.

         3. All of the Collateral to be originated or acquired with the proceeds of the requested Revolving Loan shall be Eligible Warehouse Collateral.

         4. All of Collateral to be originated or acquired with the proceeds of the requested Revolving Loan shall be Pledged to the Warehouse Agent as Warehouse Collateral, and to no other Person, and shall be subject to the Warehouse Credit Agreement and the Warehouse Security Agreement.

         5.    No Default or Event of Default has occurred and is continuing.

         6. The warranties and representations set forth in SECTION 11 of the Warehouse Credit Agreement and SECTION 3 of the Warehouse Security Agreement are true and correct on and as of the date hereof.

                                             By
                                               ---------------------------------
                                             (Name)
                                                   -----------------------------
                                             (1)(Title)
                                                       -------------------------
                                             (Date)
                                                   -----------------------------




------------------

         (1)   Must be a Responsible Officer of all four Companies.

                                   EXHIBIT I-3

                        DISBURSEMENT REQUEST CERTIFICATE

                         (for supplemental Borrowing)

================================================================================


         This certificate is delivered pursuant to SECTION 5.3 of the 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 (as supplemented, amended or restated, the "WAREHOUSE CREDIT AGREEMENT"), among the Companies, the Warehouse Agent and the Warehouse Lenders. Terms defined in the Warehouse Credit Agreement have the same meaning when used, unless otherwise defined, in this certificate.

         I certify to Warehouse Agent and Warehouse Lenders that on the date of this certificate:

         1. I am the undersigned officer of the Companies and deliver this certificate on their behalf.

         2. There is not now outstanding any Warehouse Revolving Loan previously advanced by the Warehouse Lenders (and disbursed by the Warehouse Agent) -- including any Swing Loan -- with respect to the Warehouse Collateral to which such requested Warehouse Revolving Loan relates.

         3. All of the Warehouse Collateral to which such requested Warehouse Revolving Loan relates shall be Pledged to the Warehouse Agent, and to no other Person, and shall be subject to the Warehouse Credit Agreement and the Warehouse Security Agreement.

         4.    No Default or Event of Default has occurred and is continuing.

         5. The warranties and representations set forth in SECTION 11 of the Warehouse Credit Agreement and SECTION 3 of the Warehouse Security Agreement are true and correct on and as of the date hereof.

                                             By
                                               ---------------------------------
                                             (Name)
                                                   -----------------------------
                                             (1)(Title)
                                                       -------------------------
                                             (Date)
                                                   -----------------------------




------------------

         (1)   Must be a Responsible Officer of all four Companies.

                                    EXHIBIT J

                               MCA FINANCIAL CORP.
                        WAREHOUSE COLLATERAL CERTIFICATE

         The undersigned, ______________, certifies to Texas Commerce Bank National Association ("TEXAS COMMERCE"), as a lender and as agent (the "WAREHOUSE AGENT") for certain other Warehouse Lenders, that he is the duly appointed Chief Financial Officer of MCA Financial Corp., a Michigan corporation (the "COMPANY"). Pursuant to the 10/97 Senior Secured Warehouse Credit Agreement among the Company, the other Companies named therein, the Warehouse Agent and Texas Commerce as a lender and the other Warehouse Lenders party thereto dated October 31, 1997 (as it may have been supplemented, amended or restated from time to time, the "WAREHOUSE CREDIT AGREEMENT"), the Company has delivered a request to the Warehouse Agent dated as of ________, 199__, for disbursement of a Warehouse Revolving Loan. Pursuant to SECTION 12.2(f) of the Warehouse Credit Agreement, the undersigned further certifies to the Warehouse Lenders and the Warehouse Agent as follows:

         1. Capitalized terms used in this certificate and not otherwise herein defined have the meaning ascribed to them in the Warehouse Credit Agreement. As used herein, "WAREHOUSE COLLATERAL" excludes books, ledgers, records, computer software and programs, instructional manuals and other written or electronic information.

         2. Attached hereto as Exhibit A is a list of all Warehouse Collateral currently Pledged to the Warehouse Agent, according to the Companies' records, categorized separately in the categories listed as items (a) - (m) below. As of such date, the aggregate principal balances of such Mortgage Loans and Land Contracts are:

               (a)  for Eligible Mortgage Loans that are
                    Bridged Loans:                          $
                                                             -------

               (b)  for Eligible Land Contracts that are
                    Bridged Loans:                          $
                                                             -------

               (c)  for all Bridged Loans [(a) + (b)]:                $
                                                                       -------

               (d)  for other Eligible Land Contracts
                    (i.e., that are not Bridged Loans):               $
                                                                       -------

               (e)  for Eligible Construction Loans:                  $
                                                                       -------

               (f)  for Eligible Gestation Loans:                     $
                                                                       -------

               (g)  for Eligible High LTV Mortgage Loans:             $
                                                                       -------

               (h)  for Eligible Jumbo Loans:                         $
                                                                       -------

               (i)  for Eligible Repurchased Loans:                   $
                                                                       -------

               (j)  for Eligible Second Mortgage Loans:               $
                                                                       -------

               (k)  for Eligible Indirect Mortgage Loans:             $
                                                                       -------

               (l)  for Eligible D/E Mortgage Loans:                  $ -------

               (m)  for all other Eligible Mortgage Loans
                    (regular Warehouse Loans):                        $
                                                                       -------

                              Total                                   $
                                                                       =======


         IN WITNESS WHEREOF, the undersigned has executed this Warehouse Collateral Certificate this ___ day of ________, 199__.

                                        MCA FINANCIAL CORP.


                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                             Chief Financial Officer

                                    EXHIBIT K

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This Agreement is entered into effective as of ______________ between _________________ ("ASSIGNOR") and ___________________________________
("ASSIGNEE").

        MCA FINANCIAL CORP., a Michigan corporation, MCA MORTGAGE CORPORATION, a Michigan corporation, MORTGAGE CORPORATION OF AMERICA, a Michigan corporation, and MORTGAGE CORPORATION OF AMERICA, INC. (the "COMPANIES"), certain lenders (the "WAREHOUSE LENDERS") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as agent for the Warehouse Lenders (the "WAREHOUSE AGENT"), are parties to the 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 (as supplemented, amended or restated, the "WAREHOUSE CREDIT AGREEMENT"), all of the defined terms in which have the same meanings when used, unless otherwise defined, in this Agreement. This Agreement is entered into as required by SECTION 15.17(B) of the Warehouse Credit Agreement and is not effective unless the conditions of that Section of the Warehouse Credit Agreement are satisfied and this Agreement is consented to by the Borrowers and the Warehouse Agent (pursuant to the provisions of the Warehouse Credit Agreement, the consent of Mortgage Corporation of America, Inc. is not required).

         ACCORDINGLY, for adequate and sufficient consideration, Assignor and Assignee agree as follows:

         1. ASSIGNMENT AND ASSUMPTION. By this Agreement, and effective as of _____________________, 199__, (the "ASSIGNMENT EFFECTIVE DATE"), Assignor sells and assigns to Assignee (without recourse to Assignor) and Assignee purchases and assumes from Assignor a _____% interest (the "ASSIGNED INTEREST") in and to all of Assignor's rights and obligations under the Warehouse Credit Agreement (except any rights and obligations pertaining to Assignor's role as Warehouse Agent, if applicable) as of the Assignment Effective Date, including, without limitation, the Assigned Interest in (a) Assignor's Commitment as of the Assignment Effective Date, (b) Notes held by Assignor as of the Assignment Effective Date, (c) all principal Debt owed to Assignor on the Assignment Effective Date, (d) all interest accruing in respect of the Assigned Interest after the Assignment Effective Date, and (e) all Facility Fees accruing in respect of the Assigned Interest under SECTION 7.6 of the Warehouse Credit Agreement after the Assignment Effective Date.

         2. ASSIGNOR PROVISIONS. Assignor (a) represents and warrants to Assignee that as of the Assignment Effective Date (i) $________________ is outstanding (without reduction for any assignments that have not yet become effective) under the Warehouse Credit Agreement, (ii) Assignor is the legal and beneficial owner of the Assigned Interest, which is free and clear of any adverse claim, and (iii) Assignor has not yet been notified of an existing Default or Event of Default, and (b) makes no representation or warranty to Assignee and assumes no responsibility to Assignee with respect to (i) any statements, warranties, or representations made in or in connection with any Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency, or value of any Loan Document, or
(iii) the financial condition of any Company or the performance or observance by any Company of any of its obligations under any Loan Document.

         3. ASSIGNEE PROVISIONS. Assignee (a) represents and warrants to Assignor, the Companies, the Warehouse Agent and the Warehouse Lenders that Assignee is legally authorized to enter into this Agreement, (b) confirms that it has received a copy of the Warehouse Credit Agreement, copies of the Companies' current Financial Statements and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement, (c) agrees with Assignor, the Companies, the Warehouse Agent and the Warehouse Lenders that Assignee shall, independently and without reliance upon Warehouse Agent, Assignor, or any other Lender, and based on such documents and information as Assignee deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Warehouse Loan Documents, (d) appoints and authorizes Warehouse Agent to take such action as agent on its behalf and to exercise such powers under the Warehouse Loan Documents as are delegated to Warehouse Agent by the terms of the Warehouse Loan Documents and all other reasonably incidental powers, (e) agrees with Assignor, the Companies, the Warehouse Agent and the Warehouse Lenders that Assignee shall perform and comply with all provisions of the Warehouse Loan Documents applicable to the Warehouse Lenders in accordance with their respective terms and (f) if Assignee is not organized under the Laws of the United States of America or one of its states, it hereby makes the representations and warranties to Assignor, the Companies, the Warehouse Agent and the Warehouse Lenders that are set forth in SECTION 15.17(c) of the Warehouse Credit Agreement and agrees to be bound by the terms of that Section.

         4. WAREHOUSE CREDIT AGREEMENT AND COMMITMENTS. From and after the Assignment Effective Date (a) Assignee shall be a party to the Warehouse Credit Agreement and (to the extent provided in this Agreement) have the rights and obligations of a Lender under the Warehouse Loan Documents and (b) Assignor shall (to the extent provided in this Agreement) relinquish its rights -- excluding, however, its rights to recover costs, be reimbursed for expenses and be indemnified under SECTIONS 2.3, 7.3 and 16 of the Warehouse Credit Agreement, none of which is Assignor releasing) and be released from its obligations under the Warehouse Loan Documents. On the Assignment Effective Date, after giving effect to this and certain other assignment and assumption agreements that become effective on the Assignment Effective Date, but without giving effect to any other assignments that have not yet become effective, Assignor's Committed Sum and Assignee's Committed Sum will be as follows:


                    =================================
                     LENDER             COMMITTED SUM
                    ---------------------------------
                     Assignor           $
                    ---------------------------------
                     Assignee           $
                    =================================

         5. NOTES. Assignor and Assignee request Companies to issue new Notes to Assignor and Assignee in the amounts of their respective Committed Sums under PARAGRAPH 4 above and otherwise issued in accordance with the Warehouse Credit Agreement. Upon delivery of those Notes, Assignor shall return to Companies all Notes previously delivered to Assignor under the Warehouse Credit Agreement.

         6. PAYMENTS AND ADJUSTMENTS. From and after the Assignment Effective Date, Warehouse Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to Assignee. Assignor and Assignee shall make all appropriate adjustments in payments for periods before the Assignment Effective Date by Warehouse Agent or with respect to the making of this assignment directly between themselves. Assignor and Assignee agree to share any payments and proceeds received by either of them with respect to the Obligations ratably between them in accordance with the provisions and intent of this Agreement.

         7. CONDITIONS PRECEDENT. PARAGRAPHS 1 through 6 above are not effective until (i) counterparts of this Agreement are executed and delivered by Assignor and Assignee to, and are executed in the spaces below by, Companies and Warehouse Agent, and (ii) Assignor, Assignee, Companies, and Warehouse Agent comply with each of the requirements of SECTION 15.17(b) of the Warehouse Credit Agreement.

         8. INCORPORATED PROVISIONS. Although this Agreement is not a Loan Document, the provisions of SECTIONS 1 and 17 of the Warehouse Credit Agreement applicable to Warehouse Loan Documents are incorporated into this Agreement by reference, the same as if this Agreement were a Loan Document and those provisions were set forth in this Agreement verbatim.

         9. COMMUNICATIONS. For purposes of SECTION 17.14 of the Warehouse Credit Agreement, Assignee's address, telephone number and fax number, until changed under that Section, are set out under its signature below.

         10. AMENDMENTS, ETC. No amendment, waiver, or discharge to or under this Agreement is valid unless it is in writing, signed by the party against whom it is sought to be enforced, and is otherwise in conformity with the requirements of the Warehouse Credit Agreement.

         11. ENTIRETY. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN ASSIGNOR AND ASSIGNEE ABOUT ITS SUBJECT MATTER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF ASSIGNOR AND ASSIGNEE. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN ASSIGNOR AND ASSIGNEE.

         12. PARTIES. This Agreement binds and benefits Assignor, Assignee and their respective successors and assigns that are permitted under the Warehouse Credit Agreement.

         EXECUTED as of _________ __, 199_, but effective as of the date first stated above.

                       , as Assignor                             , as Assignee
-----------------------                 -------------------------

By                                      By
  -------------------------------         --------------------------------------
(Name)                                  (Name)
      ---------------------------             ----------------------------------
(Title)                                 (Title)
       --------------------------              ---------------------------------

                                        (Address)
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

                                                 Attn:
                                                      --------------------------
                                        (Phone No.) (   )    -
                                                     ---  ---  ---------
                                        (Fax No.)   (   )    -
                                                     ---  ---  ---------

         As of the Assignment Effective Date, the Borrowers and the Warehouse Agent consent to this Agreement and the transactions contemplated in it.

MCA FINANCIAL CORP.,                      TEXAS COMMERCE BANK NATIONAL
MCA MORTGAGE CORPORATION                  ASSOCIATION, as the Warehouse Agent
and MORTGAGE CORPORATION
OF AMERICA, as the Borrowers


By                                        By
   ------------------------------            ---------------------------------
(Name)                                        Pamela E. Skinner, Vice President
       --------------------------
(1)(Title)
            ---------------------

---------------------------------

         (1)   Must be a Responsible Officer of all four Companies.

                                    EXHIBIT L

[ NUMBER ] AMENDMENT TO WAREHOUSE CREDIT AGREEMENT


         THIS AMENDMENT is entered into as of _________________________, 199___, between MCA FINANCIAL CORP., a Michigan corporation, MCA MORTGAGE CORP., a Michigan corporation, MORTGAGE CORPORATION OF AMERICA, a Michigan corporation, and MORTGAGE CORPORATION OF AMERICA, INC., an Ohio corporation (the "COMPANIES"), certain lenders (the "WAREHOUSE LENDERS") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION (in its capacity as Warehouse Agent for Warehouse Lenders, the "WAREHOUSE AGENT").

         The Companies, the Warehouse Agent and the Warehouse Lenders are parties to the 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 (as supplemented, amended or restated, the "WAREHOUSE CREDIT AGREEMENT"), providing for loans to Companies on a revolving basis. The Companies have requested an amendment to the Warehouse Credit Agreement in order to, among other things, [STATE PURPOSE OF AMENDMENT] . Accordingly, for adequate and sufficient consideration, the parties to this amendment agree as follows:

         1. DEFINITIONS. Unless stated otherwise, (a) each term defined in the Warehouse Credit Agreement has the same meaning when used in this amendment and (b) all references to "Sections", "Schedules", and "Exhibits" are references to the Warehouse Credit Agreement's sections, schedules and exhibits.

         2.    AMENDMENTS.

                               [INSERT AMENDMENTS]

         3.    CONDITIONS PRECEDENT. The foregoing shall not be effective unless
(a) the Warehouse Agent shall have received counterparts of this amendment executed by the Companies, the Warehouse Agent and the Warehouse Lenders, and
(b) [STATE OTHER CONDITIONS PRECEDENT].

         4. RATIFICATIONS. This amendment modifies and supersedes all inconsistent terms and provisions of the other Warehouse Loan Documents. Except as expressly modified and superseded by this amendment, the terms and provisions of the other Warehouse Loan Documents are ratified and confirmed and continue in full force and effect. The Companies, the Warehouse Agent and all Warehouse Lenders agree that the Warehouse Loan Documents, as amended by this amendment, continue to be legal, valid and binding and enforceable in accordance with their respective terms. The Companies ratify and confirm that all Liens granted to the Warehouse Agent (as agent and Representative of the Warehouse Lenders) were intended to, do, and continue to secure the full payment and performance of the Obligations. The Companies shall perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional documents as the

Warehouse Agent or any Warehouse Lender may reasonably request in order to perfect such Liens and preserve and protect the rights of the Warehouse Agent and the Warehouse Lenders in respect of all present and future Collateral.

         5. GRANT OF SECURITY INTEREST. The Companies hereby GRANT to the Warehouse Agent, as agent and Representative of the Warehouse Lenders, a security interest in the Collateral, and hereby ratify and reconfirm the grant of a security interest therein made by the Warehouse Security Agreement.

         6. REPRESENTATIONS AND WARRANTIES. The Companies represent and warrant to the Warehouse Agent and the Warehouse Lenders that (a) the Companies have all requisite power and authority to execute, deliver and keep, observe and perform their respective obligations under this amendment and the other Warehouse Loan Documents, (b) this amendment and the other Warehouse Loan Documents to be delivered under this amendment have been duly authorized, executed, and delivered by the Companies, (c) no action of, or filing with, any Tribunal is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by the Companies of this amendment and those other Warehouse Loan Documents, (d) this amendment and those other Warehouse Loan Documents are valid and binding upon the Companies and are enforceable against the Companies in accordance with their respective terms, except as limited by the Bankruptcy Code and all other similar Laws affecting the rights of creditors generally, (e) the execution, delivery, and performance by the Companies of this amendment and those other Warehouse Loan Documents do not require the consent of any other Person and do not and will not constitute a violation of any Laws, agreements or understandings to which any of the Companies is a party or by which any Company is bound, (f) the representations and warranties in the Warehouse Credit Agreement, as amended by this amendment, and each other Warehouse Loan Document are true and correct in all material respects on and as of the date of this amendment as though made as of the date of this amendment and (g) as of the date of this amendment, and after giving effect to this amendment, no Default or Event of Default exists.

         7. REFERENCES. All references in the Warehouse Loan Documents to the "Credit Agreement" or the "Warehouse Credit Agreement" refer to the Warehouse Credit Agreement as amended by this amendment. Because this amendment is a "Warehouse Loan Document" referred to in the Warehouse Credit Agreement, the provisions relating to Warehouse Loan Documents in SECTIONS 1 and 17 of the Warehouse Credit Agreement are incorporated into this amendment by reference the same as if included in this amendment verbatim.

         8. COUNTERPARTS. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute one and the same document; but in making proof of this amendment, it shall not be necessary to produce or account for more than one such counterpart.

         9. PARTIES BOUND. This amendment shall bind and benefit the Companies, the Warehouse Agent, each Warehouse Lender and (subject to SECTION
17.11 of the Warehouse Credit Agreement) their respective successors and assigns.

         10. ENTIRETY. THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY IT AND THE OTHER WAREHOUSE LOAN DOCUMENTS TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Executed on ________________, effective as of the date first stated above.


MCA FINANCIAL CORP,                     TEXAS COMMERCE BANK NATIONAL
MCA MORTGAGE CORPORATION,               ASSOCIATION, as Warehouse Agent and
MORTGAGE CORPORATION OF                 a Warehouse Lender
AMERICA AND MORTGAGE
CORPORATION OF AMERICA, INC.,           By:
as the Companies                            -----------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                             ----------------------------------

By:
   -----------------------------------
Name:
      --------------------------------
Title:
      --------------------------------


RESIDENTIAL FUNDING CORPORATION,            GUARANTY FEDERAL BANK, F.S.B.,
as a Warehouse Lender                       as a Warehouse Lender


By:                                         By:
   -----------------------------------          -------------------------------
Name:                                       Name:
     ---------------------------------            -----------------------------
Title:                                      Title:
     ---------------------------------            -----------------------------



                         Unnumbered signature page to
                 ____ Amendment to Warehouse Credit Agreement

BANK ONE, TEXAS, N.A.,                      THE BANK OF NEW YORK,
as a Warehouse Lender                       as a Warehouse Lender


By:                                         By:
   -----------------------------------          -------------------------------
Name:                                       Name:
   -----------------------------------            -----------------------------
Title:                                      Title:
   -----------------------------------            -----------------------------


LASALLE NATIONAL BANK,
as a Warehouse Lender
By:
   -----------------------------------
Name:
      --------------------------------
Title:
      --------------------------------




                         Unnumbered signature page to
                 ____ Amendment to Warehouse Credit Agreement

                                   SCHEDULE AG
                              APPLICABLE GUIDELINES

                                   SCHEDULE AI
                               APPROVED INVESTORS


Aames Capital                           APPROVED BUT INACTIVE INVESTORS:
Access
AccuBanc                                Advanta broker div.
Advanta Conduit                         Capstead
Amresco                                 ContiMortgage
Bank One                                EquiCredit
Bank of Boston                          HTP Financial
Chase Financial                         Liberty Lending
Chase Securities                        Beneficial
CityScape                               First Federal of Woost.
Countrywide                             Paxton Capital
Delta Funding                           Portfolio Acceptance
Express Mortgage                        Washtenaw Mortgage
First Colony
First Finance
First Plus Financial
First Union
Flagstar
GE Capital
Green Tree Financial
Independent National
Industry (IMC)
Interfirst
The Money Store
Mortgage Corp. of America
MorEquity
National Lending
North American
Option One
Preferred Financial
Saxon Mortgage
Sterling Bank & Trust
Unicor
Walsh Securities

                                   SCHEDULE BB
                             BORROWING BASE SCHEDULE

                           BORROWING BASE CALCULATIONS


A. BORROWING BASE means the sum of the Collateral Values determined as set forth below for each item in the following groupings of collateral types:

         1. For each Eligible Second Mortgage Loan, ninety-eight percent (98%) of the least of its (i) face amount, (ii) face amount less discounts (the net amount funded by the Companies with respect thereto), (iii) Take-out Price or (iv) at the election of the Warehouse Agent or Majority Warehouse Lenders at any time, Market Value, limited in the aggregate to the Second Mortgage Loans Sublimit;

         2. For each Eligible High LTV Mortgage Loan, ninety-eight percent (98%) of the least of its (i) face amount, (ii) face amount less discounts (the net amount funded by the Companies with respect thereto), (iii) Take-out Price or (iv) at the election of the Warehouse Agent or Majority Warehouse Lenders at any time, Market Value, limited in the aggregate to the High LTV Loan Sublimit;

         3. For each Eligible Gestation Loan, ninety-nine percent (99%) of the Take-out Price for such Eligible Gestation Loan matched either to a security settlement or to a whole loan settlement, limited in the aggregate to the Gestation Sublimit;

         4. For each Eligible Repurchased Loan, eighty-five percent (85%) of the least of (i) the face amount of the underlying promissory note, (ii) its unpaid principal balance or (iii) the net amount funded by the Companies with respect to its repurchase, limited in the aggregate to the Repurchased Loans Sublimit;

         5. For each Eligible Construction Loan, the least of (ii) ninety-five percent (95%) of the total cost of acquisition of the underlying real estate and construction of the improvements, (ii) eighty percent (80%) of the appraised value of the underlying real estate and the when-completed value of residential improvements being constructed on it, (iii) ninety percent (90%) of construction hard costs or (iv) ninety-five percent (95%) of the purchase price committed to be paid by a buyer under an executed real estate purchase and sale agreement or earnest money contract for the purchase of such property upon (or before) completion of the construction of such improvements, limited in the aggregate to the Construction Loan Sublimit;

         6. For each Eligible Mortgage Loan not described in one of the preceding paragraphs of this SECTION A, ninety-eight percent (98%) of the least of its (i) face amount, (ii) face amount less discounts (the net amount funded by the Companies with respect thereto), (iii) Take-out Price or (iv) at the election of Warehouse Agent or Majority Warehouse Lenders at any time, Market Value;

         7. For each Eligible Land Contract, ninety-five percent (95%) of the lesser of (i) the appraised value of the subject property, (ii) the contract purchase price or (iii) the actual amount funded by the Companies with respect to such Eligible Land Contract, limited in the aggregate to the Land Contract Sublimit;

B.       TAKE-OUT PRICE.  For the Mortgage Collateral for which Companies elect:

         1. To deliver to the Warehouse Agent a Take-out Commitment designating specific Mortgage Collateral for purchase, the amount that the relevant Approved Investor has committed to pay for that Mortgage Collateral.

         2. Not to deliver to the Warehouse Agent a Take-out Commitment designating a specific item of Mortgage Collateral for purchase, an amount determined by Mortgage Collateral Group as follows:

               (a) MORTGAGE COLLATERAL GROUP means all Mortgage Collateral bearing the same interest rate without regard to whether that Mortgage Collateral consists of Mortgage Loans or Mortgage Securities. In determining any such grouping, Mortgage Securities are grouped with other Mortgage Collateral in accordance with the interest rates of the underlying and related pools of Mortgage Loans and not by the interest rates appearing on the face of any of the Mortgage Securities.

               (b) The Take-out Price for each Mortgage Collateral Group shall be the corresponding weighted average Take-out Price, expressed as a percentage, determined from all of the respective Take-out Commitments for the sale of the items comprising that Mortgage Collateral Group held by the Companies at that time, and not designated for specific Mortgage Collateral under PART B.1. above, calculated as follows:

                    - All Take-out Commitments are first grouped to correspond to each related Mortgage Collateral Group, with the result that for each Mortgage Collateral Group there will be a corresponding group of Take-out Commitments;

                    - The aggregate principal balance of Take-out Commitments in each Mortgage Collateral Group is then determined; and

                    - The principal balance of each Take-out Commitment in each Mortgage Collateral Group is then multiplied by the related



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



                         percentage of par and the sum of the products thereof is divided by the aggregate principal balance of Take-out Commitments in that Mortgage Collateral Group to determine the weighted average Take-out Price for that Mortgage Collateral Group.

               (c) For all Mortgage Collateral, the weighted average Take-out Price, expressed as a percentage, shall be determined by dividing (i) the total Take-out Price for all Mortgage Collateral Groups determined above by (ii) the total principal amount of all Take-out Commitments determined above.

               If the price in a Take-out Commitment is stated as a yield and not as a percentage of par, a yield so stated shall be converted to a percentage price by the use of the "Net Yield Tables for GNMA Mortgage Securities" published by Financial Publishing Company or the "Mortgage Yield Conversion Tables" published by FNMA, as applicable and acceptable to Warehouse Agent.




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



                                   SCHEDULE CP
                              COLLATERAL PROCEDURES


A. MORTGAGE LOAN OR CONSTRUCTION LOAN FOR DRY BORROWING. Delivery of a Mortgage Loan or a Construction Loan to support a Dry Borrowing requires delivery to the Custodian of the following Collateral Papers, each of which must be in form and substance satisfactory to the Warehouse Agent, in the following manner:

         1. A Submission List that, among other things, identifies the documents being delivered to the Custodian for that Dry Borrowing.

         2. The original promissory note evidencing that Mortgage Loan or Construction Loan, properly payable or endorsed to the appropriate Company, and endorsed in blank by that Company.

         3. An assignment from that Company of the mortgage, deed of trust, or trust deed securing that Mortgage Loan or Construction Loan, executed in blank by that Company, and in recordable form.

         4. A copy of each intervening assignment to that Company of that mortgage, deed of trust, or trust deed certified in a Certifying Officer's Certificate furnished to the Agent as being either (i) a true and correct copy of the original recorded in the jurisdiction where the property is located or (ii) a true and correct copy of the original that has been sent for recording in such jurisdiction.

         5. A copy of that original mortgage, deed of trust, or trust deed certified in a Certifying Officer's Certificate furnished to the Agent as being a true and correct copy of the original and that the original has been sent for recording in the jurisdiction where the property is located.

         6. Except in the case of a Repurchase Borrowing, a Construction Loans Borrowing or an Eligible Mortgage Loan with a "B" or "C" credit grade under the relevant Company's underwriting guidelines, either (i) a Take-out Commitment specifically designating that Mortgage Loan or Construction Loan for purchase or (b) Take-out Commitments with the Take-out prices indicated (unless a master Take-out Commitment has already been delivered to, and is on file with, the Warehouse Agent).

         7. Except in the case of a Repurchase Borrowing, and unless the Warehouse Agent has initiated the wire transfer for originating that Mortgage Loan or Construction Loan, a copy of the check evidencing that origination.

         8. A data processing printout reflecting that Mortgage Loan's or Construction Loan's loan number, mortgagor, origination date, original amount, outstanding principal balance, interest rate, type of loan and requested advance amount.

         9. Any and all other files, documents, instruments, certificates, correspondence or other records that are requested by the Warehouse Agent or the Custodian.

B. MORTGAGE LOAN FOR WET BORROWING. Delivery of a Bridged Loan for a Wet Borrowing requires delivery to the Warehouse Agent and the Custodian of the following Collateral Papers, each of which must be in form and substance satisfactory to the Warehouse Agent, in the following manner:

         1. A Submission List that, among other things, identifies the documents that must be delivered to the Custodian before the expiration of the Wet Period for that Wet Borrowing.

         2. Unless Warehouse Agent has approved a wire transfer initiated by a Company for originating that Bridged Loan, either a copy of the check evidencing that origination or (b) evidence that the check for that origination is held by a title company pending disbursement.

         3. A data processing print-out reflecting that Bridged Loan's loan number, mortgagor, origination date, original amount, outstanding principal balance, interest rate, type of loan and requested advance amount.

         4. Unless that Bridged Loan is an Eligible Mortgage Loan with a "B" or "C" credit grade under the relevant Company's underwriting guidelines (for which Take-out Commitment coverage is not required), evidence reasonably satisfactory to the Agent that such Bridged Loan is covered by a Take-out Commitment.

C. MORTGAGE SECURITY FOR DRY BORROWING. Delivery of a Mortgage Security for a Dry Borrowing requires delivery to the Custodian of the following Collateral Papers, each of which must be in form and substance satisfactory to Warehouse Agent, in the following manner:

         1. A Submission List that, among other things, identifies the documents being delivered to the Custodian for that Dry Borrowing.

         2.    For a Mortgage Security that is not in book entry form:

               (a)  The original Mortgage Security.




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



               (b) An updated bond power endorsed, or another appropriate instrument of assignment executed by the appropriate Company in blank.

         3. For a Mortgage Security that is in book entry form, confirmation of either:

               (a) The appropriate entry (i) in the records of a Federal Reserve Bank of the nominal ownership by Warehouse Agent (as agent and Representative of Warehouse Lenders) of any FNMA Mortgage Security that constitutes a "FNMA BOOK ENTRY SECURITY", as defined in the Book Entry Procedures for FNMA Securities, 24 C.F.R. Sections 81.41-81.49 (the "FNMA BOOK ENTRY PROCEDURES"), or a FHLMC Mortgage Security that constitutes a "FHLMC BOOK ENTRY SECURITY," as defined in the Federal Home Loan Mortgage Corporation Book Entry Regulations, 1 C.F.R. Sections 462.1-462.8 (the "FHLMC BOOK ENTRY REGULATIONS"), and (ii) by Warehouse Agent in its records of the appropriate Company's ownership of that book entry Mortgage Security subject to a Lender Lien; or

               (b) The (i) appropriate entry by The Chase Manhattan Bank, in its capacity as custodian for Participants Trust Company ("PTC"), GNMA's central depositary, in its records of the nominal ownership by Warehouse Agent (as agent and Representative of Warehouse Lenders) of any GNMA-guaranteed Mortgage Security, (ii) the appropriate entry by Warehouse Agent in its records of the appropriate Company's ownership of that book entry Mortgage Security subject to a Lender Lien and (iii) receipt by Warehouse Agent of a confirmation of transaction in the form of a written advice specifying the amount and description of that book entry Mortgage Security subject to that Lien.

         4. Either (a) a Take-out Commitment specifically designating that Mortgage Security for purchase or (b) Take-out commitments with the Take-out prices indicated (unless a master Take-out Commitment has already been delivered to, and is on file with, Warehouse Agent).

D. LAND CONTRACTS BORROWING. Delivery of a Land Contract to support a Land Contracts Borrowing requires delivery to the Custodian of the following Collateral Papers, each of which must be in form and substance satisfactory to Warehouse Agent, in the following manner:

         1. A Submission List that, among other things, identifies the documents being delivered to Custodian for that Land Contracts Borrowing.

         2.    A certified copy of the original Land Contract.




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



         3. An original assignment of the Land Contract executed by the relevant Company and in recordable form (including any notary acknowledgment required for recordation), assigning the seller's right, title and interest in and to that Land Contract in blank.

         4. A copy of a deed or quitclaim showing the relevant Company to be owner of the underlying real property.

         5. A data processing printout reflecting that Land Contract's contract number, purchaser's name, origination date, original amount, outstanding principal balance, interest rate and requested advance amount.

         6. Any and all other files, documents, instruments, certificates, correspondence or other records that are requested by Warehouse Agent.

               The certification of each such certified copy shall be manually signed by a duly authorized officer or representative of the Person certifying such document's authenticity as a true copy of the original unless the certification is by a governmental entity for whose certification applicable Laws, rules, regulations or orders of -- or applicable to -- such governmental authority make such a manual signature unnecessary.



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



                                   SCHEDULE EC

                             ELIGIBILITY CONDITIONS


A.       ELIGIBLE MORTGAGE LOAN means a Mortgage Loan:

         1. For which, if a Wet Borrowing was made for it, the applicable Wet Period has not expired.

         2. That is an FHA Loan, VA Loan, Jumbo Loan, or other Mortgage Loan that complies with all applicable requirements for purchase under the FHLMC Guide or the FNMA Guide.

         3. The promissory note evidencing which (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to the Warehouse Agent, (b) has a maturity within 30 years of its origination, (c) is payable or endorsed (without restrictions or limitation) to a Company's order, (d) is endorsed in blank by that Company, (e) is fully funded, and (f) is valid and enforceable without offset, counterclaim, defense, or right of rescission or avoidance of any kind other than for valid payments made on it and any exceptions to enforceability under Debtor Laws.

         4. For which no default in the payment of principal or interest or any other default has continued uncured for thirty (30) calendar days, no foreclosure or other similar proceedings have commenced, and no claim for any credit, allowance, or adjustment exists.

         5. That is secured by a mortgage, deed of trust, or trust deed that has been or will be sent for recording and that (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Warehouse Agent and (b) grants a first priority Lien on residential real property described below that will be perfected upon recording.

         6. For which the underlying residential real property (a) consists of land and (i) a one- to four-family dwelling, (ii) a condominium unit, or (iii) a manufactured home unit, but not (iv) a mobile home, a co-op, or a multi-family dwelling for more than four families, (b) is, if required by Appraisal Laws, covered by an Appraisal, and (c) is insured against loss or damage by fire and all other hazards normally included in standard extended coverage insurance (including flood insurance if the property is in a federally designated flood plain) in accordance with the Collateral Papers for it and the appropriate Company is named as a loss-payee for that insurance.

         7. Unless it is a Repurchased Loan, a Second Mortgage Loan or a Mortgage Loan that has a "B" or "C" credit grade under the relevant Company's underwriting guidelines (for which no Take-out Commitment coverage is required), that conforms in all respects with all of the requirements of a valid and enforceable Take-out Commitment held by the appropriate Company as reported on Take-out Reports delivered under the Warehouse Credit Agreement.

         8. The Collateral Papers for which (a) are delivered to the Custodian within ninety (90) calendar days after the date of the related promissory note, (b) are in compliance with all Laws, (c) are otherwise in compliance with the requirements of the Warehouse Loan Documents and otherwise in form and substance acceptable to Warehouse Agent, and (d) are subject to Lender Liens.

         9. That has been Pledged to the Warehouse Agent for no more than one hundred eighty (180) calendar days.

         10. That has not, and no Collateral Paper for which has, been (a) sold to an investor and repurchased by any Company, (b) rejected by an investor, (c) delivered to an investor or any Person for more than the Shipping Period, or (d) delivered to any Company for correction or servicing for more than the Correction Period.

         11. That is (a) not an Eligible Repurchased Loan and (b) not subject to a repurchase agreement.

B.       ELIGIBLE SUBPRIME LOAN means a Mortgage Loan:

         1. For which, if a Wet Borrowing was made for it, the applicable Wet Period has not expired.

         2. That has been assigned a rating of "B", "C", "D" or "E" by the relevant Company pursuant to underwriting standards acceptable to the Agent, and based upon such Mortgage Loan's status as not complying with all applicable requirements for purchase under either the FHLMC Guide or the FNMA Guide, and therefore being saleable only to investors other than FHLMC or FNMA.

         3. Unless it has been assigned a rating of "B" or "C" by the relevant Company pursuant to underwriting standards acceptable to the Agent, that conforms in all respects with all of the requirements of a valid and enforceable Take-out Commitment issued by Advanta and held by the appropriate Company to which it has been allocated for purchase as reported on Take-out Reports delivered under the Warehouse Credit Agreement




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



         4. The promissory note evidencing which (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to the Agent, (b) has a maturity within 30 years of its origination, (c) is payable or endorsed (without restriction or limitation) to a Company's order, (d) is endorsed in blank by that Company, (e) is fully funded, and (f) is valid and enforceable without offset, counterclaim, defense, or right of rescission or avoidance of any kind other than for valid payments made on it and any exceptions to enforceability under Debtor Laws.

         5. For which no foreclosure or other similar proceedings have commenced, and no claim for any credit, allowance, or adjustment exists, and for which no default in the payment of principal or interest or any other default has continued uncured for sixty
               (60) calendar days.

         6.    That is secured by a mortgage, deed of trust, or trust deed that
               (a) is the standard form approved by VA, FHA, FNMA or FHLMC or a form otherwise acceptable to the Warehouse Agent and (b) grants a first or second priority Lien on residential real property described below that will be perfected upon recording.

         7. For which the underlying residential real property (a) consists of land and (i) a one-to-four-family dwelling, (ii) a condominium unit, or (iii) a manufactured home unit, but not (iv) a mobile home, a co-op, or a multi-family dwelling for more than four families, (b) is, if required by Appraisal Laws, covered by an Appraisal, and (c) is insured against loss or damage by fire and all other hazards normally included in standard extended coverage insurance (including flood insurance if the property is in a federally designated flood plain) in accordance with the Collateral Papers for it, and the appropriate Company is named as a loss-payee for that insurance.

         8. The Collateral Papers for which (a) are delivered to the Agent within ninety (90) calendar days after the date of the related promissory note, (b) are in compliance with all laws, (c) are otherwise in compliance with the requirements of the Loan Documents and otherwise in form and substance acceptable to the Agent, and (d) are subject to Lender Liens.

         9. That has been Pledged to the Warehouse Agent for no more than one hundred eighty (180) calendar days.

         10. That has not, and no Collateral Paper for which has, been (a) sold to an investor and repurchased by any Company, (b) rejected by an investor, (c) delivered to an investor or any Person for more than the Shipping Period, or (d) delivered to any Borrower for correction or servicing for more than the Correction Period.




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



         11. That is (a) not an Eligible Repurchased Loan and (b) not subject to a repurchase agreement.

C.       ELIGIBLE HIGH LTV MORTGAGE LOAN means a Mortgage Loan:

         1. That would be an Eligible Mortgage Loan except that the ratio of its original principal amount to the value of its collateral is between 100% and 125%.

         2. That has a Fair, Isaac and Company, Inc. credit score of at least 625 (or the equivalent based on another nationally-recognized credit scoring company's system whose use by the Borrowers has been approved in writing by the Warehouse Agent).

         3. That conforms in all respects with all of the requirements of a valid and enforceable Take-out Commitment held by the appropriate Company to which it has been allocated for purchase as reported on Take-out Reports delivered under the Warehouse Credit Agreement

         4. That has been Pledged to the Warehouse Agent for no more than thirty (30) days.

D.       ELIGIBLE GESTATION LOAN means an Eligible Mortgage Loan:

         1. For which Custodian has issued its certification or initial certification for inclusion of that Mortgage Loan in a Mortgage Pool from which Mortgage Securities issued or guaranteed by FNMA, GNMA or FHLMC are to be created.

         2. For which the Companies have delivered to the Warehouse Agent a Collateral Conversion Notice.

         3. That conforms in all respects with all of the requirements of a valid and enforceable Take-out Commitment held by the appropriate Company to which it has been allocated for purchase as reported on Take-out Reports delivered under the Warehouse Credit Agreement.

         4. That has been Pledged to the Warehouse Agent for no more than thirty (30) calendar days.

E.       ELIGIBLE MORTGAGE SECURITY means a Mortgage Security:

         1. That is valid and enforceable without offset, counterclaim, defense, or right of rescission or avoidance of any kind.

         2. That is guaranteed or issued by either (a) FNMA, FHLMC, or GNMA or (b) any other Person if (i) Companies first obtain Majority Warehouse Lenders' written



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



               approval in their sole discretion and (ii) that other Person has not later been rejected by Majority Warehouse Lenders in their sole discretion.

         3.    Under which no default exists.

         4. That conforms in all respects with all of the requirements of a valid and enforceable Take-out Commitment held by the appropriate Company to which it has been allocated for purchase as reported on Take-out Reports delivered under the Warehouse Credit Agreement.

         5. Issued in connection with a Mortgage Pool composed of Mortgage Loans that were, before the issuance of that Mortgage Security, Eligible Mortgage Loans constituting part of the Collateral.

         6. The Collateral Papers for which (a) have been delivered to Custodian, (b) are in compliance with all Laws, (c) are otherwise in form and substance acceptable to Warehouse Agent, and (d) are subject to Lender Liens.

         7. That has been Pledged to the Warehouse Agent for a time period that, when added to the longest time period any Mortgage Loan to which it relates was Pledged to the Warehouse Agent, is no more than one hundred eighty (180) calendar days.

F.       ELIGIBLE CONSTRUCTION LOAN means a loan:

         1. That is evidenced by a valid promissory note and is secured by a mortgage, deed of trust, or trust deed that grants a perfected first priority Lien on the underlying residential real property and all improvements constructed and to be constructed thereon, and that is given to evidence and secure advances of loan proceeds to or for account of the owner of such real property who intends to reside in it upon completion of such construction, to pay the costs of construction of new residential improvements to such underlying real property and/or the acquisition cost of such underlying real property.

         2. That is an FHA Loan, VA Loan, Jumbo Loan, or other Mortgage Loan that complies, or after construction is substantially completed will comply, with all applicable requirements for purchase under the FHLMC Guide or the FNMA Guide or by another Approved Investor.

         3. The promissory note evidencing which (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Warehouse Agent, (b) has a maturity within 30 years (plus a reasonable period for construction of such improvements) of its origination, (c) is payable or endorsed (without restrictions or limitation) to a Company's order, (d) is endorsed in blank by that Company, (e) is fully funded, or will be upon completion of construction of such improvements, and (f) is valid and enforceable without offset, counterclaim, defense, or right of rescission or avoidance of any kind other than for valid payments made on it and any exceptions to enforceability under Debtor Laws.

         4. Whose loan-to-value ratio does not exceed eighty percent (80%) and the total amount of which does not exceed ninety percent (90%) of the hard construction costs for such improvements, including land cost.

         5. In respect of the underlying real property or improvements no mechanic's lien claim for nonpayment of any labor or materials for such construction has been asserted that has been outstanding for more than thirty (30) days and has not been satisfied and released.

         6. For which no default in the payment of principal or interest or any other default has continued uncured for thirty (30) calendar days, no foreclosure or other similar proceedings have commenced, and no claim for any credit, allowance, or adjustment exists.

         7. That is secured by a mortgage, deed of trust, or trust deed that has been or will be sent for recording and that (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Warehouse Agent and (b) grants a first priority Lien on residential real property described below that will be perfected upon recording.

         8. For which the underlying residential real property (a) consists of land and (i) a one- to four-family dwelling, or (ii) a manufactured home unit, but not (iii) a mobile home, a condominium unit, a co-op, or a multi-family dwelling for more than four families, (b) is, if required by Appraisal Laws, covered by an Appraisal, and (c) is insured against loss or damage by fire and all other hazards normally included in standard extended coverage insurance (including flood insurance if the property is in a federally designated flood plain) in accordance with the Collateral Papers for it and the appropriate Company is named as a loss-payee for that insurance (which coverage may be provided through an appropriate builder's risk insurance policy during construction of such improvements).

         9. That conforms in all respects with all of the requirements of a valid and enforceable Take-out Commitment held by the appropriate Company as reported on Take-out Reports delivered under the Warehouse Credit Agreement, or is otherwise hedged in a fashion and by a device that is acceptable to and approved by the Warehouse Agent.

         10. The Collateral Papers for which (a) are delivered to the Custodian within ninety (90) calendar days after the date of the related promissory note, (b) are in compliance with



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



               all Laws, (c) are otherwise in compliance with the requirements of the Warehouse Loan Documents and otherwise in form and substance acceptable to the Warehouse Agent, and (d) are subject to Lender Liens.

         11. That has been Pledged to the Warehouse Agent for no more than two hundred seventy (270) calendar days.

         12. That has not, and no Collateral Paper for which has, been (a) sold to an investor and repurchased by any Company, (b) rejected by an investor, (c) delivered to an investor or any Person for more than the Shipping Period, or (d) delivered to any Company for correction or servicing for more than the Correction Period.

         13. That is (a) not an Eligible Repurchased Loan and (b) not subject to a repurchase agreement.

G.       ELIGIBLE REPURCHASED LOAN means a Mortgage Loan:

         1. That has been repurchased by a Company from an investor, or out of a Mortgage Pool, including one on which Mortgage Securities are based, pursuant to such Company's obligation or right to do so as Servicer of that Mortgage Loan.

         2. That is an FHA Loan, VA Loan, Jumbo Loan, or other Mortgage Loan that complies with all applicable requirements for purchase under the FHLMC Guide or the FNMA Guide or is a Subprime Mortgage Loan.

         3. The promissory note evidencing which (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to Warehouse Agent, (b) has a maturity within 30 years of its origination, (c) is payable or endorsed (without restriction or limitation) to a Company's order, (d) is endorsed in blank by that Company, (e) is fully funded, and (f) is valid and enforceable without offset, counterclaim, defense, or right of rescission or avoidance of any kind other than for valid payments made on it and any exceptions to enforceability under Debtor Laws.

         4. For which no claim for any credit, allowance, or adjustment exists.

         5.    That is secured by a mortgage, deed of trust, or trust deed that
               (a) is the standard form approved by VA, FHA, FNMA, or FHLMC or a form otherwise acceptable to the Warehouse Agent and (b) grants a first priority Lien on residential real property described below that has been or will be perfected upon recording.

         6. For which the underlying residential real property (a) consists of land and (i) a one-to-four-family dwelling, (ii) a condominium unit, or (iii) a manufactured home unit, but not (iv) a mobile home, a co-op, or a multi-family dwelling for more than four families, (b) is, if required by Appraisal Laws, covered by an Appraisal, and (c) is insured against loss or damage by fire and all other hazards normally included in standard extended coverage insurance (including flood insurance if the property is in a federally designated flood plain) in accordance with the Collateral Papers for it, and the appropriate Company is named as a loss-payee for that insurance.

         7. The Collateral Papers for which (a) are in compliance with all Laws, (b) are otherwise in compliance with the requirements of the Warehouse Loan Documents and otherwise in form and substance acceptable to the Warehouse Agent, and (c) are subject to Lender Liens.

         8. That has been Pledged to the Warehouse Agent for no more than ninety (90) calendar days.

         9. That has not, and no Collateral Paper for which has, been (a) delivered to an investor or any Person for more than the Shipping Period, or (b) delivered to any Company for correction or servicing for more than the Correction Period.

         10.   That is not subject to a repurchase agreement.

H. ELIGIBLE SECOND MORTGAGE LOAN means a Mortgage Loan that would qualify as an Eligible Mortgage Loan except only that the Lien against the real property security is a second priority lien.

I. ELIGIBLE INDIRECT WAREHOUSE LOAN means an Eligible Mortgage Loan pledged to a Company by (or purchased by a Company subject to a repurchase agreement from) a third party mortgage lender for whom such Company provides a mortgage warehouse line or credit or a mortgage gestation repurchase facility pursuant to the express written provisions of which such Company is duly authorized to repledge (or, in the case of a purchase, pledge) such Eligible Mortgage Loan to the Warehouse Agent (as agent and Representative of the Lenders) to secure the Obligations and in respect of which such Company has advanced to (or for the account of) such third party mortgage lender no more than ninety-eight percent (98%) of the least of such Eligible Mortgage Loan's (i) face amount, (ii) face amount less discounts (the net amount funded by such third party mortgage lender with respect thereto) or
         (iii) Take-out Price.

J. ELIGIBLE JUMBO LOAN means a Mortgage Loan that complies with all applicable requirements for purchase under the FNMA or FHLMC standard form of conventional mortgage purchase contract then in effect except that the amount of it exceeds the maximum loan amount under those requirements, and that otherwise satisfies all requirements to be an Eligible Mortgage Loan.

K.       ELIGIBLE LAND CONTRACT means a Land Contract:

         1. Which (a) is in form acceptable to Warehouse Agent, (b) has a maturity within twenty (20) years of its origination, (c) has a Company as the original "Seller" or is properly assigned (without restriction or limitation) to a Company and is collaterally assigned to the Warehouse Agent (as agent and Representative of the Warehouse Lenders), (d) is fully funded, and (f) is valid and enforceable without offset, counterclaim, defense or right of recision or avoidance of any kind other than for valid payments made on it and any exceptions to enforceability under Debtor Laws.

         2. For which no default in the payment of principal or interest or any other default has continued uncured for sixty (60) calendar days, no foreclosure or other similar proceedings have commenced, and no claim for any credit, allowance or adjustment exists.

         3. For which the underlying residential real property (a) consists of land and (i) a one-to-four family dwelling, (ii) a condominium unit or (iii) a manufactured home unit, but not (iv) a mobile home, a co-op, or a multi-family dwelling for more than four families, (b) is, if required by Appraisal Laws, covered by an Appraisal, and (c) is insured against loss or damage by fire and all other hazards normally included in standard extended coverage insurance (including without limitation, flood insurance if the property is in a federally designated flood plain) in accordance with the Collateral Papers for it, and the appropriate Company is named as a loss payee for that insurance.

         4. The Collateral Papers for which (a) are delivered to the Custodian within ninety (90) calendar days after the date of the related Land Contract, (b) are in compliance with all Laws, (c) are otherwise in compliance with the requirements of the Warehouse Loan Documents and otherwise in form and substance acceptable to the Warehouse Agent, and (d) are subject to Lender Liens.

         5. That has been Pledged to the Warehouse Agent for no more than one hundred eighty (180) calendar days.

         6. That has not, and no Collateral Paper for which has, been (a) sold to an investor and repurchased by any Company, (b) rejected by an investor, (c) delivered to an investor or any Person for more than the Shipping Period, or (b) delivered to any Company for correction or servicing for more than the Correction Period.

         7.    That is not subject to a repurchase agreement.

L.       ELIGIBLE D/E MORTGAGE LOAN means an Eligible Subprime Mortgage Loan:

         1. That has been assigned a rating of "D" or "E" by the relevant Company pursuant to the underwriting standards described in the foregoing definition of "Eligible Subprime Mortgage Loan"; and

         2. That is eligible for securitization by Advanta and covered by a Take-Out Commitment issued by Advanta.

                                   SCHEDULE LC

                             LENDERS AND COMMITMENTS



-------------------------------------------------------------------------------
                                  LENDER                     WAREHOUSE LINE
                                                               COMMITMENT
-------------------------------------------------------------------------------
Texas Commerce Bank National Association                       $37,500,000
712 Main Street
Houston, Texas  77002
Attn: Pamela E. Skinner, Vice President
Fed. Tax I.D. No. 74-0800980
Phone: (713) 216-5382
Fax: (713) 216-2082

(Wire Instructions)

TEXAS COMMERCE BANK NATIONAL ASSOCIATION
712 MAIN STREET
HOUSTON, TEXAS  77002
ABA # 1130-0060-9
NOTIFY: PAMELA E. SKINNER
FOR CREDIT ACCOUNT                ,
                  ----------------
ACCOUNT # 0010
              ----------------------
-------------------------------------------------------------------------------
Residential Funding Corporation                                $37,500,000
4800 Montgomery Lane, Suite 300
Bethesda, Maryland 20814
Attention: Ms. Barbara Repetti
Phone:  (301) 215-6206
Fax:  (310) 215-6288
(Wire Instructions)

-------------------

-------------------
ABA #
      --------------
NOTIFY: BARBARA REPETTI
FOR CREDIT ACCOUNT RESIDENTIAL FUNDING
CORPORATION,
ACCOUNT #
          ---------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Guaranty Federal Bank, F.S.B.                                  $25,000,000
8333 Douglas Avenue
Dallas, Texas  75225
Attention: Mr. Gregory S. Leftwich
Phone:  (214) 360-1684
Fax: (214) 360-1660
(Wire Instructions)

---------------------

---------------------

ABA #
      --------------
NOTIFY: GREGORY S. LEFTWICH
FOR CREDIT ACCOUNT                       ,
                   ----------------------
ACCOUNT #
          ---------------------------
-------------------------------------------------------------------------------
Bank One, Texas, N.A.                                           $20,000,000
1717 Main Street, 3rd Floor
Dallas, Texas  75201
Attention:  Mr. Brian Hilberth
Phone:            (214) 290-3162
Fax:     (214) 290-2054
(Wire Instructions)

BANK ONE, TEXAS, N.A.
1717 MAIN STREET, 3RD FLOOR
DALLAS, TEXAS 75201
ABA # 1110-0061-4
NOTIFY: BRIAN HILBERTH
FOR CREDIT ACCOUNT                       ,
                   ----------------------
ACCOUNT #
          ---------------------------
-------------------------------------------------------------------------------
The Bank of New York                                           $20,000,000
17th Floor, One Wall Street
New York, New York 10286
Attention: Ms. Patricia Dominus
Phone:            (212) 635-6467
Fax:     (212) 634-6468
(Wire Instructions)
THE BANK OF NEW YORK
17TH FLOOR, ONE WALL STREET
NEW YORK, NEW YORK 10286
ABA # 0210-0001-8
NOTIFY: PATRICIA DOMINUS
FOR CREDIT ACCOUNT                       ,
                   ----------------------
ACCOUNT #
          ---------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
LaSalle National Bank                                          $20,000,000
135 South LaSalle Street, Suite 309
Chicago, Illinois 60603
Attention: Mr. Gary Timmerman
Phone:   (312) 904-5230
Fax:     (312) 904-2903
(Wire Instructions)

LASALLE NATIONAL BANK

---------------------------
CHICAGO, ILLINOIS
                  -------
ABA #     -    -
      ---- ---- -
NOTIFY:
        -----------------
FOR CREDIT ACCOUNT                       ,
                   ----------------------
ACCOUNT #
          ---------------------------
-------------------------------------------------------------------------------
TOTAL                                                          $160,000,000
-------------------------------------------------------------------------------

                                  SCHEDULE 2.3

      TERMS OF COMPANIES' OBLIGATIONS TO PAY BORROWINGS BY OTHER COMPANIES

         Each Company hereby agrees to the following terms with respect to Borrowings by any Borrower and the other obligations of any other Company:

         1. Each Company irrevocably, unconditionally and absolutely guarantees to the Warehouse Lenders the due and prompt payment, and not just the collectibility, of the principal of, and interest on the Borrowings and all fees and late charges and all other indebtedness, if any, in respect of the Borrowings by each other Company, and all other obligations of such other Company to the Warehouse Lenders and the Warehouse Agent, when due, whether at maturity, by acceleration or otherwise all at the times and places and at the rates described in, and otherwise according to the terms of, the Warehouse Notes and the Warehouse Credit Agreement, whether now existing or hereafter created or arising.

         2. Each Company further hereby irrevocably, unconditionally and absolutely guarantees to the Warehouse Lenders the due and prompt performance by each other Company of all duties, agreements and obligations of such other Company contained in the Warehouse Credit Agreement, the Warehouse Notes and the other Warehouse Loan Documents, and the due and prompt payment of all costs and expenses incurred, including attorneys' fees, court costs and all other litigation expenses (including expert witness fees, exhibit preparation and courier, postage, communication and document copying expenses), in enforcing the payment and performance of the Warehouse Credit Agreement and the other Warehouse Loan Documents from such other Company (the payment and performance of the items set forth in PARAGRAPHS 1 and 2 of this Schedule are collectively referred to as the "OTHER COMPANY DEBT").

         3. In the event any other Company shall at any time fail to pay the Warehouse Lenders any Other Company Debt when due, whether by acceleration or otherwise, each Company hereby promises to pay such amount to the Warehouse Lenders forthwith, together with all collection costs and expenses, including attorneys' fees, court costs and all other litigation expenses (including expert witness fees, exhibit preparation and courier, postage, communication and document copying expenses) .

         4. Each Company hereby (a) agrees to any modifications of any terms or conditions of any Other Company Debt and/or to any extensions or renewals of time of payment or performance by any other Company; (b) agrees that it shall not be necessary for the Warehouse Lenders or the Warehouse Agent to resort to legal remedies against any other Company, nor to take any action against any other Person obligated (an "OBLIGOR") or on or against any Collateral or any other security for payment or performance of the Other Company Debt before proceeding against such Company; (c) agrees that no release of any other Company or any other guarantor or Obligor, or of any Collateral or other security for the Other Company Debt, whether by operation of law or by any act of the Warehouse Agent or Warehouse Lenders, with or without notice to such Company, shall release such Company and (d) waives notice of demand, dishonor, notice of dishonor, protest, and notice of protest and waives, to the extent permitted by law, all benefit of valuation, appraisement, and exemptions under the laws of the State of Texas or any other state or territory of the United States.

         5. The obligations of each Company for the Other Company Debt shall be primary, absolute and unconditional, and shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) the genuineness, validity, regularity or enforceability of, or any amendment or change in, the Warehouse Credit Agreement, any Warehouse Note or any other Warehouse Loan Documents, or any change in or extension of the manner, place or terms of payment of all or any portion of the Other Company Debt; (b) the taking or failure to take any action to enforce the Warehouse Credit Agreement, any Warehouse Note or any other Warehouse Loan Documents, or the exercise or failure to exercise any remedy, power or privilege contained therein or available at law or otherwise, or the waiver by the Warehouse Agent or any Warehouse Lender of any provisions of the Warehouse Credit Agreement, any Warehouse Note or any other Warehouse Loan Document; (c) any impairment, modification, change, release or limitation in any manner of the liability of any other Company or its estate in bankruptcy, or of any remedy for the enforcement of any other Company's liability, resulting from the operation of any present or future provision of the bankruptcy laws or any other statute or regulation, or the dissolution, bankruptcy, insolvency, or reorganization of any other Company; (d) the merger or consolidation of any other Company, or any sale or transfer by any other Company of all or part of its assets or property; (e) any claim such Company may have against any other Company or any other Obligor, including any claim of contribution; (f) the release, in whole or in part, of any other guarantor (if more than one), any other Company or any other Obligor or (g) any other action or circumstance which (with or without notice to or knowledge of such Company) might in any manner or to any extent vary the risks of such Company or otherwise constitute a legal or equitable discharge or defense, it being understood and agreed by each Company that its obligations for the Other Company Debt shall not be discharged except by the full payment and performance of the Other Company Debt.

         6. The Warehouse Agent shall have the right to determine how, when and what application of payments and credits, if any, whether derived from any Company or from any other source, shall be made on the Obligations and any other indebtedness owed by any Company and/or any other Obligor to the Lenders.

         7. The obligations of each Company hereunder shall continue to be effective, or be automatically reinstated, as the case may be, if at any time the performance or the payment, as the case may be, in whole or in part, of any of the Other Company Debt is rescinded or must otherwise be restored or returned by any Lender (as a preference, fraudulent conveyance or otherwise) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Company or any other Person or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to any Company or any other Person, or any substantial part of its property, or otherwise, all as though such payments had not been made. If an Event of Default shall at any time have occurred and be continuing or shall exist and declaration of default or acceleration under or with respect to the Other Company Debt shall at such time be prevented by reason of the pendency against any Company or any other Person of a case or proceeding under a bankruptcy or insolvency law, each Company agrees that its obligations for the Other Company Debt shall be deemed to have been declared in default or accelerated with the same effect as if such Obligations had been declared in default and accelerated in accordance with their respective terms and each Company shall forthwith perform or pay, as the case may be, as required hereunder in accordance with the terms hereunder without further notice or demand.

         8. Each Company hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against any other Company that arises from the existence, payment, performance or enforcement of such Company's obligations for the Other Company Debt, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Warehouse Lenders or the Warehouse Agent against any other Company or any Collateral or other security that the Warehouse Agent or any Warehouse Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from such other Company directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Company in violation of the preceding sentence and the Other Company Debt shall not have been paid and performed in full, such amount shall be deemed to have been paid to such Company for the benefit of, and held in trust for, the Warehouse Lenders and shall forthwith be paid to the Warehouse Agent (for distribution to the Warehouse Lenders) to be credited and applied to the Other Company Debt, whether matured or unmatured. Notwithstanding the blanket waiver of subrogation rights as set forth above, each Company hereby specifically acknowledges that any subrogation rights which it may have against any other Company or any Collateral or other security that the Warehouse Lenders or the Warehouse Agent now has or hereafter acquires may be destroyed by a nonjudicial foreclosure of the Collateral or other security. This may give such Company a defense to a deficiency judgment against it. Such Company hereby irrevocably waives such defense. Each Company acknowledges that it will receive direct and indirect benefits from the arrangements contemplated by the Warehouse Credit Agreement and that the waivers set forth in this Schedule are knowingly made in contemplation of such benefits.

         9. No postponement or delay on the part of the Warehouse Agent or any Warehouse Lender in the enforcement of any right with respect to the Obligations of any Company, including the Other Company Debt, shall constitute a waiver of such right and all rights of the Warehouse Lenders or the Warehouse Agent hereunder shall be cumulative and not alternative and shall be in addition to any other rights granted to the Warehouse Lenders and the Warehouse Agent in any other agreement or by law.

         10. Any Debt of any Company now or hereafter held by any other Company is hereby subordinated to the Obligations, and such Debt of any Company to such other Company shall, if the Warehouse Agent so requests, be collected, enforced and received by the Company to which it is owed as trustee for the Warehouse Lenders and their agent, the Warehouse Agent, and be paid over to the Warehouse Agent (for distribution to the Warehouse Lenders) on account of the Debt of the other Company to the Warehouse Lenders.

                                SCHEDULE 10.2(B)

                               MCA FINANCIAL CORP.
                           BORROWING BASE CERTIFICATE

         The undersigned, ______________________, certifies to Texas Commerce Bank National Association, as a lender and as agent (the "WAREHOUSE AGENT") for the other lenders under the 10/97 Senior Secured Warehouse Credit Agreement among MCA Financial Corp. ("MCAFC"), MCA Mortgage Corporation and Mortgage Corporation of America (all Michigan corporations) and Mortgage Corporation of America , Inc. (an Ohio corporation), the Warehouse Agent and the Warehouse Lenders dated October 31, 1997 (as supplemented, amended or restated from time to time, the "WAREHOUSE CREDIT AGREEMENT"), and to the other lenders, that he is the duly appointed Chief Financial Officer of MCA. Pursuant to SECTION 10.2(B) of the Warehouse Credit Agreement, the undersigned further certifies to the Warehouse Agent and the Warehouse Lenders as follows:

Capitalized terms used in the Warehouse Credit Agreement that are also used but not defined differently in this certificate have the same meanings here as there.

1. As of ____________, 19__, the aggregate unpaid principal amount of all outstanding Warehouse Revolving Loans was $________________.

2.       As of _____________, 19___, the Aggregate Committed Sum was
         $______________.

3.       As of _____________, 19__, the Borrowing Base was $______________, with its constituent portions calculated in accordance with SCHEDULE BB to the Warehouse Credit Agreement as follows:

         (a)   Borrowing Base portion attributable to
               Eligible Construction Loans:                           $
                                                                       ---------

         (b)   Borrowing Base portion attributable to
               Eligible Gestation Loans:                              $
                                                                       ---------

         (c)   Borrowing Base portion attributable to
               Eligible High LTV Mortgage Loans:                      $
                                                                      ----------

         (d)   Borrowing Base portion attributable to
               Eligible Jumbo Loans:                                  $
                                                                       ---------

         (e)   Borrowing Base portion attributable to
               Eligible Land Contracts:                               $
                                                                       ---------

         (f)   Borrowing Base portion attributable to

               Eligible Repurchased Loans:                            $
                                                                       ---------

         (g)   Borrowing Base portion attributable to
               Eligible Second Mortgage Loans:                        $
                                                                       ---------

         (h)   Borrowing Base portion attributable to
               Eligible Indirect Warehouse Loans:                     $
                                                                       ---------

         (i)   Borrowing Base portion attributable to
               Eligible D/E Mortgage Loans:                           $
                                                                       ---------

         (j)   Borrowing Base portion attributable to
               other Eligible Mortgage Loans (i.e.
               those not included in any of the
               foregoing  categories):                                $
                                                                       ---------


                                                  Total               $
                                                                       ---------

4. As of ______________, 19__, the aggregate unpaid principal amount of all outstanding Warehouse Revolving Loans did not exceed the lesser of the Aggregate Committed Sum or the Borrowing Base.

         IN WITNESS WHEREOF, the undersigned has executed this Borrowing Base Certificate this ____ day of _______________, 19__.

                                            MCA FINANCIAL CORP.

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            (1)Title:
                                                      --------------------------
--------------------

     (1)  Must be a Responsible Officer of MCAFC

                                 SCHEDULE 11.4

                            LITIGATION AND JUDGMENTS


                                      None

                                  SCHEDULE 11.1
                                  SUBSIDIARIES




           Company Name                          Shares Outstanding            Shareholder
           ------------                          --------------------          -----------

I.         MCA Mortgage                                     119,909            MCA Financial Corp.
           Corporation (MCAMC)
II.        Mortgage Corporation of                           50,000            MCA Financial Corp.
           America
III.       Complete Financial                                18,750            MCA Financial Corp.
           Corporation
IV.        Securities Corporation of                            100            MCA Financial Corp.
           America
V.         MCA Realty Corporation                               100            MCA Financial Corp.
VI.        Mortgage Corporation of                              500            Mortgage Corporation
           America, Inc.                                                       of America


                                SCHEDULE 12.2(d)

                                MANAGEMENT REPORT


WAREHOUSE AGENT:  Texas Commerce Bank                DATE:____________, 199___
                  National Association

COMPANIES:  MCA Financial Corp.,
            MCA Mortgage Corporation,
            Mortgage Corporation of America and
            Mortgage Corporation of America, Inc.

===============================================================================

         This report is delivered under the 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 (as supplemented, amended or restated, the "WAREHOUSE CREDIT AGREEMENT"), among the Companies, the Warehouse Agent and the Warehouse Lenders. Terms defined in the Warehouse Credit Agreement have the same meaning when used, unless otherwise defined, in this report.

         I certify to the Warehouse Agent and the Warehouse Lenders that on the date of this report:

         1. I am the undersigned officer of the Companies and deliver this certificate on their behalf.

         2. The attached SCHEDULE 1 is an accurate list of the Companies' Mortgage Loan production for the Calendar Month before the date of this report, describing in reasonable detail the geographic mix of all retail and correspondent production for both the Calendar Month before the date of this certificate and for the year to date, and such other matters as the Warehouse Agent may have reasonably requested.

         3. The attached SCHEDULE 2 is an accurate and complete schedule of the Companies' "open commitment and pipeline positions" (as commonly understood in the industry) for Mortgage Loans, describing in reasonable detail (i) with regard to "open commitment" positions, the names of investors, type, original principal amount, rate, price/yield, and expiration date, and (ii) with regard to "open pipeline" positions, the amount of the pipeline, the total locked amount and rate of price committed Mortgage Loans in the pipeline, the percentage of the locked amount that is covered, the types of coverage (mandatory or optional), future contracts, hedged positions, repurchase agreements, the profit or loss, and such other matters as the Warehouse Agent may have reasonably requested.

         4. The attached SCHEDULE 3 is an accurate and complete schedule of the Companies' Servicing Portfolio, describing in reasonable detail the number of Mortgage Loans being serviced, the total unpaid principal balance of those Mortgage Loans (total and by investor), investor type, geographic concentration, weighted average coupon, foreclosure experience, and such other matters as Warehouse Agent may have reasonably requested.



                                            By
                                               -------------------------------
                                            (Name)
                                                  ----------------------------
                                            (1)(Title)
                                                      ------------------------

-----------------
         (1)   Must be a Responsible Officer of all four Companies.

                                 SCHEDULE 12.12
                               SENIOR MANAGEMENT

Patrick D. Quinlan     Chairman, Chief Executive Officer, MCAFC

Keith D. Pietila       Executive Vice President, Chief Financial Officer, MCAFC

Lee P. Wells           President, Chief Operating Officer, MCAFC

D. Michael Jehle       Executive Vice President, MCAMC

Alexander J. Ajemian   Senior Vice President, Controller and Treasurer

                                 SCHEDULE 12.15
                                  SHAREHOLDERS



NAME                                                      NUMBER OF SHARES

Dennis M. Agresta                                                    2,450
Alexander J. Ajemian                                                11,613
Ronald Ballard                                                         150
Rory C. Ballard                                                      1,000
William D. Banfield                                                    125
Mary Deanne Beard                                                    1,000
Isaac R. Bryant                                                        437
Susan J. Church                                                        929
Paul S. Condra                                                         300
Carole Cribar                                                          350
Thomas P. Cronin                                                    14,865
Ronald B. Darga                                                      4,833
Joseph DelCanto                                                         98
James R. Dembek                                                         67
William J. Demetriou                                                 4,380
Detroit Police and Firemen's Retirement System                      30,197
Scott A. DeWolf                                                        327
Matthew T. Donnelly                                                     32
Gloria A. Dopp                                                          67
Arlene A. Doyle                                                      4,233
Ronald L. Dunlap                                                       544
Jeffrey A. Egan                                                      2,858

NAME                                                         NUMBER OF SHARES
Harvey R. Faust                                                           500
Teresa S. Fisher                                                          314
Karl F. Fleming                                                         5,000
James D. Formiller                                                        124
Donald J. Frommeyer                                                     3,000
Robert Grady                                                               34
Aaron T. Hamp                                                             150
James M. Healy                                                          5,333
Bernard L. Hemker, Sole Trustee of Bernard L.                           2,858
Hemker Living Trust
Hal Hoffman                                                               184
Marisa Hogan-Narro                                                        100
Beth Holsbeke                                                             134
Donald P. Houghtalin                                                      250
Philip A. Jaffe                                                         3,333
Dorothy J. Jantz                                                        2,144
Craig Janutol                                                           2,858
Karen L. Jefferson                                                        600
D. Michael Jehle                                                       25,000
Louis Johnson                                                           1,092
Cheryl Kaye                                                                40
Larry Kleem                                                               391
John E. Koerner                                                           600
Michael H. Kooi                                                           245
Holly Quinlan Kubek                                                     4,333
Dennis R. Kuhn                                                          5,333

NAME                                                         NUMBER OF SHARES
John E. Kull                                                             600
Kevin C. Lasky                                                         3,833
James W. LeBaron                                                       1,290
Raymond Leggett                                                          936
Philip H. Levin                                                          300
Cheryl A. Luark                                                          350
Shellie L. Maitre                                                        150
Bruce Martin                                                             163
Douglas B. McCullough                                                    268
Anne M. McGraw-Dick                                                      734
William A. McKinney                                                      600
Michael R. Myers                                                       5,000
NML, Inc.                                                             33,700
Daniel J. O'Connor                                                     6,097
William D. O'Halloran                                                  1,560
John P. O'Leary                                                        8,044
Joseph Papandria                                                         200
Bertha L. Peeples                                                        525
Keith D. Pietila                                                      31,500
Harold A. Poore                                                           90
Deborah Pointer                                                          134
Joanne M. Postlethwaite                                                1,806
Harry F. Prisby II                                                     1,081
John E. Quinlan, Jr.                                                   6,666
Patrick D. Quinlan, Sr.                                               20,001

NAME                                                          NUMBER OF SHARES
Patrick D. Quinlan and Cheryl J. Quinlan, as                            90,134
tenants by the entireties
Patrick D. Quinlan, Jr.                                                  4,333
Katherine Rock Ray                                                         200
David Rogers                                                               100
Leroy G. Rogers                                                         13,460
Richard Schmid                                                           1,247
Ann M. Schwartz                                                            600
Charles H. Silver                                                           72
Linda Gable Smith                                                          350
Nancy J. Smith                                                           1,649
Standard Home Mortgage, Inc.                                            55,734
David Stickley                                                             219
M. Kathryn Swaim                                                           730
Chad P. Swaim                                                              600
Cheryl A. Swain                                                          3,250
Bridget M. Teed-Oparka                                                     600
Joseph W. Thimm                                                            300
Charles J. VanStreacher III                                              4,000
David A. Vicari                                                          1,183
Denise M. Weber                                                          4,000
C. Thompson Wells                                                        3,333
Daniel H. Wells                                                             40
Janet K. Wells, as Trustee of the Janet Knost                           86,200
Wells Revocable Living Trust u/a/d 10/18/88 as
amended
David C. Wells                                                          14,415

NAME                                                         NUMBER OF SHARES
David C. Wells and Pamela G. Loomis, as tenants                        16,002
by their entities
Lee P. Wells                                                           23,333
Lee P. Wells and Rhaphael C. Wells, as tenants by                      28,372
the entireties
Margaret A White                                                          350
Joseph M. Woodall                                                       4,000
TOTALS                                                                629,239



                                  SCHEDULE 13.4
                              EXISTING INDEBTEDNESS



                                                    MAXIMUM AMOUNT                  AMOUNT
                       NAME                           AVAILABLE                  OUTSTANDING
                       ----                         --------------               -------------
Paine Webber                                        $  20,000,000               $  18,687,830
MCA Funding Partnership                             $   2,000,000               $           0
Funding Limited Partnership I                       $   2,000,000               $           0
Funding Limited Partnership II                      $   2,000,000               $           0
Sterling Bank & Trust                               $   3,000,000               $           0
11%  Asset-Backed Subordinated                      $  10,000,000               $  10,000,000
Debentures due June 30, 2000
11% Subordinated Debentures due June                $   6,000,000               $   3,954,000
30, 2002
11% Subordinated Debentures due June                $  10,000,000               $           0
30, 2003
Land Contract - Building                            $     542,556               $     452,416
Capital Leases                                                N/A               $     401,990
Texas Commerce Bank        - warehouse              [$115,000,000]               [$74,064,060]
                    - revolving credit                 28,500,000                  18,223,311
Franklin Bank                                       $   1,000,000               $     833,421
Subordinated Note Payable to Pension                $  15,000,000               $  15,000,000
Fund
Advanta Mortgage                                              N/A               $   6,800,000

                                  SCHEDULE 13.6
                                 EXISTING LIENS

1. Liens on warehoused mortgages and land contracts, including the unseparated mortgage servicing rights related thereto, under lines of credit established with Paine Webber ($20 million), where such mortgages and land contracts are pledged as collateral to such other lender and are not included in the Borrowing Base under the Warehouse Credit Agreement to which this Schedule is attached.

2. Liens on warehoused seasoned mortgages and land contracts, including the unseparated mortgage servicing rights related thereto under a line of credit established with Texas Commerce (i.e., under the Seasoned Warehouse Credit Agreement), where such seasoned mortgages and land contracts are pledged as collateral to Texas Commerce and are not included in the Borrowing Base under the Warehouse Credit Agreement to which this Schedule is attached.

3. Liens on land contracts and mortgages and real estate properties held in inventory under lending agreements with MCA Funding Limited Partnership, MCA Funding Limited Partnership II, P.A. Funding Limited Partnership and Sterling Bank, Franklin Bank and MCA-sponsored pass-through pools, where such land contracts and mortgages are pledged as collateral to such other lender and are not included in the Borrowing Base under the Warehouse Credit Agreement to which this
         Schedule is attached.

4. Liens on restricted cash accounts consisting of funds held (for example, in escrow) by a Borrower or its Subsidiaries in the ordinary course of its business in favor, on behalf or for the benefit of borrowers, owners of mortgages or land contracts serviced by such Borrower (such as FHLMC, FNMA, GNMA, or MCA-sponsored pass-through pools), or owners of real estate managed by a Borrower or its subsidiaries (such as MCA-sponsored real estate partnerships and unaffiliated investors).

5. Assumption of senior liens on real estate investments and land contracts held for resale , where such real estate investments and land contracts are not included in the Borrowing Base under the Warehouse Credit Agreement to which this Schedule is attached.

6. Rights of senior liens on real estate investments and land contracts held for resale, where such real estate investments and land contracts are not included in the Borrowing Base under the Warehouse Credit Agreement to which this Schedule is attached.

7. Existing liens upon equipment granted in connection with the financing of the acquisition of such equipment, limited to the equipment financed, which liens are represented by leases which, as of July 31, 1997, had an aggregate present value of approximately $401,990.

8. Liens on mortgage and land contract servicing rights and on specified mortgage notes and land contract vendors' interests under a trust indenture dated December 30, 1994, between MCAFC and First Union National Bank in connection with MCAFC's 11% Asset-Backed Subordinated Debentures due June 30, 2000, where the related mortgages and land contracts are owned by others and are not included in the Borrowing Base under the Warehouse Credit Agreement to which this Schedule is attached.

9. Liens on specified residual ownership interests in the income stream generated by such mortgage-backed securities as are related to specific borrowings where such residual interests are pledged as collateral for credit other than under the Warehouse Credit Agreement to which this
         Schedule is attached.

10. Liens on specified mortgage servicing rights as are related to specific borrowings to secure which such mortgage servicing rights are pledged as collateral to a lender, and the related mortgages and land contracts are owned by others and are not included in the Borrowing Base under the Warehouse Credit Agreement to which this Schedule is attached.

11. Liens on mortgage servicing rights and their proceeds under the Revolving Credit Loan Agreement (Secured) dated as of October 31, 1997, as amended, providing a revolving line of credit of up to $28.5 million, where the related mortgages and land contracts are owned by others and are not included in the Borrowing Base under the Warehouse Credit Agreement to which this Schedule is attached.

12. Liens in favor of the Pension Fund granted under the Enhancement Agreement which do not cover or affect any of the Warehouse Collateral.

                                 SCHEDULE 13.13

                             AFFILIATE TRANSACTIONS



1. MCAFC purchases various real estate parcels from unrelated third parties which are subsequently sold to limited partnerships whose general partner is owned by two MCAFC shareholders. Gains are recognized on these sales.

2. The Companies pay commissions for the acquisition of properties from unrelated third parties to a company owned by three shareholders of MCAFC.

3. MCAFC earns management fees for administrative services provided to U.S. Mutual Financial Corporation ("USMC"). Certain shareholders of MCAFC are directors or major shareholders of USMC.

4. MCAFC has made charitable contributions to a non-profit organization, Detroit Revitalization, Inc. ("DRI"), which is engaged in the business of acquiring, renovating and selling affordable homes in the City of Detroit to assist in reversing the trend toward deterioration of the housing stock within the city. MCAFC also purchases various real estate parcels from unrelated third parties which are subsequently sold to DRI. Certain shareholders of MCAFC are former directors of DRI.

5. From time to time, the Companies have retained Consulting Services America ("C.S.A.") as consultants for specific strategic planning and organizational development projects. The major shareholder and chief executive officer of C.S.A. is a brother of two shareholder/directors of MCAFC.

6. From time to time, the Companies have made working capital loans to affiliated entities.

                 (THE "10/97 TEXAS COMMERCE WAREHOUSE NOTE")


$37,500,000                 Houston, Texas                      October 31, 1997


        FOR VALUE RECEIVED, MCA FINANCIAL CORP., MCA MORTGAGE CORPORATION and MORTGAGE CORPORATION OF AMERICA (the "BORROWERS"), all Michigan corporations, and MORTGAGE CORPORATION OF AMERICA, INC. ("MCAI-OHIO"), an Ohio corporation (the Borrowers and MCAI-Ohio being called the "MAKERS"), as comakers, jointly and severally promise to pay to the order of TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("PAYEE"), a national banking association, at the main branch of Texas Commerce Bank National Association, 712 Main Street, Houston, Harris County, Texas 77002, or at such other place as the Warehouse Agent may hereafter designate in writing, in immediately available funds and in lawful money of the United States of America, the principal sum of Thirty-seven Million Five Hundred Thousand Dollars ($37,500,000) (or the unpaid balance of all principal advanced against this note, if that amount is less), together with interest on the unpaid principal balance of this note from time to time outstanding until maturity at the Stated Rate (or at such lesser rate, if any, as the holder of this note -- the "HOLDER", whether or not Payee is such holder -- may in its sole discretion from time to time elect to be applicable for any day or days), and interest on all past due amounts, both principal and accrued interest, at the Past Due Rate; provided that for the full term of this note the interest rate produced by the aggregate of all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Ceiling Rate.

        1. Definitions. In addition to the definitions given above, the definitions given in the 10/97 Senior Secured Warehouse Credit Agreement dated October 31, 1997, as it may be supplemented, amended or restated from time to time (the "WAREHOUSE CREDIT AGREEMENT") among (a) Makers, (b) Texas Commerce Bank National Association (for itself as a lender and as Warehouse Agent for the other lenders) and (c) the other lender(s) party thereto, for capitalized terms that are used in this note shall apply here as well as there.

        2. Rates Change Automatically and Without Notice. Without notice to Makers or any other Person and to the full extent allowed by applicable law from time to time in effect, the Stated Rate, the Past Due Rate and the Ceiling Rate shall each automatically fluctuate upward and downward as and in the amount by which the interest rate applicable to this note as provided for in the Credit Agreement, the Past Due Rate as defined in the Credit Agreement and such maximum nonusurious rate of interest permitted by applicable law, respectively, fluctuate.

        3. Calculation of Interest. Interest on the amount of each advance against this note shall be computed on the amount of that advance and from the date it is made. Such interest shall be computed on the basis of the actual number of days elapsed on the basis of a year of 360 days (i.e., on the 365/360--or 366/360 in a leap year--day basis), unless that would cause the Ceiling Rate for any day to be exceeded, in which event and to the extent necessary to eliminate or minimize that


                              Page 1 of 4 Pages
result, interest shall be calculated on the 365/365 -- or 366/366 in a leap year -- day basis. All interest rate determinations and calculations by the Holder, absent manifest error, shall be conclusive.

        4. Excess Interest Will be Refunded or Credited. If, for any reason whatever, the interest paid or received on this note during its full term produces a rate which exceeds the Ceiling Rate, Holder shall refund to the payor or, at Holder's option, credit against the principal of this note such portion of said interest as shall be necessary to cause the interest paid on this note to produce a rate equal to the Ceiling Rate.

        5. Interest Will be Spread. To the extent (if any) necessary to avoid violation of applicable usury laws (or to minimize the extent of the violation if complete avoidance is impossible for any reason, it being the intent and purpose of Makers and all Holders to comply strictly with all applicable usury and other laws), all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of this note, so that the interest rate is uniform throughout the full term of this note.

        6. Payment Schedule. Interest on and principal of this note shall be due and payable as provided in SECTION 8.1 of the Credit Agreement.

        7. Prepayment. Makers may prepay this note in accordance with and subject to the provisions of SECTION 8.1(c) of the Credit Agreement. All prepayments shall be applied first to accrued interest, the balance to principal.

        8. The Credit Agreement, this Note and its Security. This note is one of the Warehouse Notes, is issued pursuant to the Credit Agreement (to which reference is made for all purposes) and may be referred to as the "10/97 TEXAS COMMERCE WAREHOUSE NOTE", and as it may hereafter be renewed, extended, rearranged, increased, decreased, modified or replaced in accordance with the Credit Agreement may be referred to as the "CURRENT TEXAS COMMERCE WAREHOUSE NOTE". Holder is entitled to the benefits of and security provided for in the Credit Agreement. Such security includes, among other security, the security interests granted by the Warehouse Security Agreement referred to in
SECTION 9.1 of the Credit Agreement.

        9. Revolving Credit. Upon and subject to the terms and conditions of the Credit Agreement, Makers may borrow, repay and reborrow against this note under the circumstances, in the manner and for the purposes specified in the Credit Agreement, but for no other purposes. Advances against this note by Payee or other Holder shall be governed by the terms of the Credit Agreement. The unpaid principal balance of this note at any time shall be the total of all principal lent or advanced against this note less the sum of all principal payments and permitted prepayments made on this note by or for the account of Makers. Absent manifest error, Holder's computer records shall on any day conclusively evidence the unpaid balance of this note and its advances and payments history posted up to that day. All loans and advances and all payments and permitted


                              Page 2 of 4 Pages
prepayments made hereon may be (but are not required to be) endorsed by or on behalf of Holder on the schedule which is attached as Annex I hereto (which is hereby made a part hereof for all purposes) or otherwise recorded in Holder's computer or manual records; provided, that any failure to make notation of (a) any principal advance or accrual of interest shall not cancel, limit or otherwise affect Makers' obligations or any Holder's rights with respect to that advance or accrual, or (b) any payment or permitted prepayment of principal or interest shall not cancel, limit or otherwise affect Makers' entitlement to credit for that payment as of the date of its receipt by Holder. Makers and Payee expressly agree, pursuant to Chapter 346 ("CHAPTER 346") of the Texas Credit Code, that Chapter 346 (which relates to open-end line of credit revolving loan accounts) shall not apply to this note or to any loan evidenced by this note and that neither this note nor any such loan shall be governed by Chapter 346 or subject to its provisions in any manner whatsoever.

        10. Legal Costs. If any Holder or the Warehouse Agent retains an attorney in connection with any Default or Event of Default or to collect, enforce or defend this note or any papers intended to secure or guarantee it in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if any Maker or anyone claiming by, through or under any Maker sues any Holder in connection with this note or any such papers and does not prevail, then Makers jointly and severally agree to pay to each such Holder and the Warehouse Agent, respectively, in addition to principal and interest, all reasonable costs and expenses incurred by such Holder or the Warehouse Agent in trying to collect this note or in any such suit or proceeding, including, but not limited to, court costs and reasonable attorney fees, whether in-house or outside counsel is used and whether such costs and expenses are incurred in formal or informal collection actions, federal bankruptcy proceedings, appellate proceedings, probate proceedings, or otherwise. An amount equal to ten percent (10%) of the unpaid principal and accrued interest owing on this note when and if this note is placed in the hands of an attorney for collection after default is stipulated to be reasonable attorneys' fees unless a Holder, the Warehouse Agent or a Maker timely pleads otherwise to a court of competent jurisdiction.


        11. Waivers. Makers and any and all co-makers, endorsers (other than the Holder or the Payee), guarantors and sureties severally waive notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such Person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or maintain perfection of any lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

        12. Not Purpose Credit. None of the proceeds of this note shall ever be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for the purpose of












                              Page 3 of 4 Pages
reducing or retiring any debt which was originally incurred to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or which would constitute this transaction a "purpose credit" within the meaning of said Regulation U, as now or hereafter in effect.

        13. General Purpose of Loan. Each Maker warrants and represents to Payee, all other Holders and the Warehouse Agent that all loans evidenced by this note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter 1D or in the Texas Finance Code.

MCA FINANCIAL CORP.                             MCA MORTGAGE CORPORATION



By:     Keith D. Pietila                        By:     Lee P. Wells
   ----------------------------                    ----------------------------

Name:   KEITH D. PIETILA                        Name:   LEE P. WELLS
     --------------------------                      --------------------------

Title:  EVP                                     Title:  PRESIDENT
      -------------------------                       -------------------------


MORTGAGE CORPORATION                            MORTGAGE CORPORATION
 OF AMERICA                                      OF AMERICA, INC.


By:     Keith D. Pietila                        By:     Lee P. Wells
   ----------------------------                    ----------------------------

Name:   KEITH D. PIETILA                        Name:   LEE P. WELLS
     --------------------------                      --------------------------

Title:  VP                                      Title:  PRESIDENT
      -------------------------                       -------------------------











                              Page 4 of 4 Pages

                                   ANNEX 1
                               to $37,500,000
                     10/97 Texas Commerce Warehouse Note

                LOANS AND PAYMENTS OF PRINCIPAL AND INTEREST


-----------------------------------------------------------------------------------------------------------------------------------
                           Payment Applied
Date of Payment or       on (or advance vs.)       Payment Applied                                                  Name of Person
     Advance                  Principal              on Interest         Principal Balance     Interest Paid to     Making Notation
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

         (THE "10/97 RESIDENTIAL FUNDING CORPORATION WAREHOUSE NOTE")



$37,500,000                     Houston, Texas                  October 31, 1997



        FOR VALUE RECEIVED, MCA FINANCIAL CORP., MCA MORTGAGE CORPORATION and MORTGAGE CORPORATION OF AMERICA (the "BORROWERS"), all Michigan corporations, and MORTGAGE CORPORATION OF AMERICA, INC. ("MCAI-OHIO"), an Ohio corporation (the Borrowers and MCAI-Ohio being called the "MAKERS"), as comakers, jointly and severally promise to pay to the order of RESIDENTIAL FUNDING CORPORATION ("PAYEE"), a Delaware corporation, at the main branch of Texas Commerce Bank National Association, 712 Main Street, Houston, Harris County, Texas 77002, or at such other place as the Warehouse Agent may hereafter designate in writing, in immediately available funds and in lawful money of the United States of America, the principal sum of Thirty-seven Million Five Hundred Thousand Dollars ($37,500,000) (or the unpaid balance of all principal advanced against this note, if that amount is less), together with interest on the unpaid principal balance of this note from time to time outstanding until maturity at the Stated Rate (or at such lesser rate, if any, as the holder of this note -- the "HOLDER", whether or not Payee is such holder -- may in its sole discretion from time to time elect to be applicable for any day or days), and interest on all past due amounts, both principal and accrued interest, at the Past Due Rate; provided that for the full term of this note the interest rate produced by the aggregate of all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Ceiling Rate.

        1. Definitions. In addition to the definitions given above, the definitions given in the 10/97 Senior Secured Warehouse Credit Agreement dated October 31, 1997, as it may be supplemented, amended or restated from time to time (the "WAREHOUSE CREDIT AGREEMENT") among (a) Makers, (b) Texas Commerce Bank National Association (for itself as a lender and as Warehouse Agent for the other lenders) and (c) the other lender(s) party thereto, for capitalized terms that are used in this note shall apply here as well as there.


        2. Rates Change Automatically and Without Notice. Without notice to Makers or any other Person and to the full extent allowed by applicable law from time to time in effect, the Stated Rate, the Past Due Rate and the Ceiling Rate shall each automatically fluctuate upward and downward as and in the amount by which the interest rate applicable to this note as provided for in the Credit Agreement, the Past Due Rate as defined in the Credit Agreement and such maximum nonusurious rate of interest permitted by applicable law, respectively, fluctuate.

        3. Calculation of Interest. Interest on the amount of each advance against this note shall be computed on the amount of that advance and from the date it is made. Such interest shall be computed on the basis of the actual number of days elapsed on the basis of a year of 360 days (i.e., on the 365/360--or 366/360 in a leap year--day basis), unless that would cause the Ceiling Rate for any day to be exceeded, in which event and to the extent necessary to eliminate or minimize that












                              Page 1 of 4 Pages
result, interest shall be calculated on the 365/365 -- or 366/366 in a leap year -- day basis. All interest rate determinations and calculations by the Holder, absent manifest error, shall be conclusive.


        4. Excess Interest Will be Refunded or Credited. If, for any reason whatever, the interest paid or received on this note during its full term produces a rate which exceeds the Ceiling Rate, Holder shall refund to the payor or, at Holder's option, credit against the principal of this note such portion of said interest as shall be necessary to cause the interest paid on this note to produce a rate equal to the Ceiling Rate.

        5. Interest Will be Spread. To the extent (if any) necessary to avoid violation of applicable usury laws (or to minimize the extent of the violation if complete avoidance is impossible for any reason, it being the intent and purpose of Makers and all Holders to comply strictly with all applicable usury and other laws), all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of this note, so that the interest rate is uniform throughout the full term of this note.


        6. Payment Schedule. Interest on and principal of this note shall be due and payable as provided in SECTION 8.1 of the Credit Agreement.

        7.      Prepayment.  Makers may prepay this note in accordance with and
subject to the provisions of SECTION 8.1(c) of the Credit Agreement.    All
prepayments shall be applied first to accrued interest, the balance to principal.


        8. The Credit Agreement, this Note and its Security. This note is one of the Warehouse Notes, is issued pursuant to the Credit Agreement (to which reference is made for all purposes) and may be referred to as the "10/97 RESIDENTIAL FUNDING CORPORATION WAREHOUSE NOTE", and as it may hereafter be renewed, extended, rearranged, increased, decreased, modified or replaced in accordance with the Credit Agreement may be referred to as the "CURRENT RESIDENTIAL FUNDING CORPORATION WAREHOUSE NOTE". Holder is entitled to the benefits of and security provided for in the Credit Agreement. Such security includes, among other security, the security interests granted by the Warehouse Security Agreement referred to in SECTION 9.1 of the Credit Agreement.


        9. Revolving Credit. Upon and subject to the terms and conditions of the Credit Agreement, Makers may borrow, repay and reborrow against this note under the circumstances, in the manner and for the purposes specified in the Credit Agreement, but for no other purposes. Advances against this note by Payee or other Holder shall be governed by the terms of the Credit Agreement. The unpaid principal balance of this note at any time shall be the total of all principal lent or advanced against this note less the sum of all principal payments and permitted prepayments made on this note by or for the account of Makers. Absent manifest error, Holder's computer records shall on any day conclusively evidence the unpaid balance of this note and its advances and payments history posted up to that day. All loans and advances and all payments and permitted









                              Page 2 of 4 Pages
prepayments made hereon may be (but are not required to be) endorsed by or on behalf of Holder on the schedule which is attached as Annex I hereto (which is hereby made a part hereof for all purposes) or otherwise recorded in Holder's computer or manual records; provided, that any failure to make notation of (a) any principal advance or accrual of interest shall not cancel, limit or otherwise affect Makers' obligations or any Holder's rights with respect to that advance or accrual, or (b) any payment or permitted prepayment of principal or interest shall not cancel, limit or otherwise affect Makers' entitlement to credit for that payment as of the date of its receipt by Holder. Makers and Payee expressly agree, pursuant to Chapter 346 ("CHAPTER 346") of the Texas Credit Code, that Chapter 346 (which relates to open-end line of credit revolving loan accounts) shall not apply to this note or to any loan evidenced by this note and that neither this note nor any such loan shall be governed by Chapter 346 or subject to its provisions in any manner whatsoever.

        10. Legal Costs. If any Holder or the Warehouse Agent retains an attorney in connection with any Default or Event of Default or to collect, enforce or defend this note or any papers intended to secure or guarantee it in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if any Maker or anyone claiming by, through or under any Maker sues any Holder in connection with this note or any such papers and does not prevail, then Makers jointly and severally agree to pay each such Holder and the Warehouse Agent, respectively, in addition to principal and interest, all reasonable costs and expenses incurred by such Holder or the Warehouse Agent in trying to collect this note or in any such suit or proceeding, including, but not limited to, court costs and reasonable attorney fees, whether in-house or outside counsel is used and whether such costs and expenses are incurred in formal or informal collection actions, federal bankruptcy proceedings, appellate proceedings, probate proceedings, or otherwise. An amount equal to ten percent (10%) of the unpaid principal and accrued interest owing on this note when and if this note is placed in the hands of an attorney for collection after default is stipulated to be reasonable attorneys' fees unless a Holder, the Warehouse Agent or a Maker timely pleads otherwise to a court of competent jurisdiction.


        11. Waivers. Makers and any and all co-makers, endorsers (other than the Holder or the Payee), guarantors and sureties severally waive notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such Person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or maintain perfection of any lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.


        12. Not Purpose Credit. None of the proceeds of this note shall ever be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for the purpose of













                              Page 3 of 4 Pages
reducing or retiring any debt which was originally incurred to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or which would constitute this transaction a "purpose credit" within the meaning of said Regulation U, as now or hereafter in effect.

        13. General Purpose of Loan. Each Maker warrants and represents to Payee, all other Holders and the Warehouse Agent that all loans evidenced by this note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter 1D or in the Texas Finance Code.

MCA FINANCIAL CORP.                             MCA MORTGAGE CORPORATION



By:     Keith D. Pietila                        By:     Lee P. Wells
   ----------------------------                    ----------------------------

Name:   KEITH D. PIETILA                        Name:   LEE P. WELLS
     --------------------------                      --------------------------

Title:  EVP                                     Title:  PRESIDENT
      -------------------------                       -------------------------


MORTGAGE CORPORATION                            MORTGAGE CORPORATION
 OF AMERICA                                      OF AMERICA, INC.


By:     Keith D. Pietila                        By:     Lee P. Wells
   ----------------------------                    ----------------------------

Name:   KEITH D. PIETILA                        Name:   LEE P. WELLS
     --------------------------                      --------------------------

Title:  VP                                      Title:  PRESIDENT
      -------------------------                       -------------------------










                              Page 4 of 4 Pages

                                   ANNEX 1
                               to $37,500,000
              10/97 Residential Funding Corporation Warehouse Note

                LOANS AND PAYMENTS OF PRINCIPAL AND INTEREST


-----------------------------------------------------------------------------------------------------------------------------------
                           Payment Applied
Date of Payment or       on (or advance vs.)       Payment Applied                                                  Name of Person
     Advance                  Principal              on Interest         Principal Balance     Interest Paid to     Making Notation
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                (THE "10/97 GUARANTY FEDERAL WAREHOUSE NOTE")



$25,000,000                     Houston, Texas                 October 31, 1997



        FOR VALUE RECEIVED, MCA FINANCIAL CORP., MCA MORTGAGE CORPORATION and MORTGAGE CORPORATION OF AMERICA (the "BORROWERS"), all Michigan corporations, and MORTGAGE CORPORATION OF AMERICA, INC. ("MCAI-OHIO"), an Ohio corporation (the Borrowers and MCAI-Ohio being called the "MAKERS"), as comakers, jointly and severally promise to pay to the order of GUARANTY FEDERAL BANK, F.S.B. ("PAYEE"), a federal savings bank at the main branch of Texas Commerce Bank National Association, 712 Main Street, Houston, Harris County, Texas 77002, or at such other place as the Warehouse Agent may hereafter designate in writing, in immediately available funds and in lawful money of the United States of America, the principal sum of Twenty-five Million Dollars
($25,000,000) (or the unpaid balance of all principal advanced against this note, if that amount is less), together with interest on the unpaid principal balance of this note from time to time outstanding until maturity at the Stated Rate (or at such lesser rate, if any, as the holder of this note -- the "HOLDER", whether or not Payee is such holder -- may in its sole discretion from time to time elect to be applicable for any day or days), and interest on all past due amounts, both principal and accrued interest, at the Past Due Rate; provided that for the full term of this note the interest rate produced by the aggregate of all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Ceiling Rate.

        1. Definitions. In addition to the definitions given above, the definitions given in the 10/97 Senior Secured Warehouse Credit Agreement dated October 31, 1997, as it may be supplemented, amended or restated from time to time (the "WAREHOUSE CREDIT AGREEMENT") among (a) Makers, (b) Texas Commerce Bank National Association (for itself as a lender and as Warehouse
Agent for the other lenders) and (c) the other lender(s) party thereto, for capitalized terms that are used in this note shall apply here as well as there.


        2. Rates Change Automatically and Without Notice. Without notice to Makers or any other Person and to the full extent allowed by applicable law from time to time in effect, the Stated Rate, the Past Due Rate and the Ceiling Rate shall each automatically fluctuate upward and downward as and in the amount by which the interest rate applicable to this note as provided for in the Credit Agreement, the Past Due Rate as defined in the Credit Agreement and such maximum nonusurious rate of interest permitted by applicable law, respectively, fluctuate.

        3. Calculation of Interest. Interest on the amount of each advance against this note shall be computed on the amount of that advance and from the date it is made. Such interest shall be computed on the basis of the actual number of days elapsed on the basis of a year of 360 days (i.e., on the 365/360--or 366/360 in a leap year--day basis), unless that would cause the Ceiling Rate for any day to be exceeded, in which event and to the extent necessary to eliminate or minimize that












                              Page 1 of 4 Pages
result, interest shall be calculated on the 365/365 -- or 366/366 in a leap year -- day basis. All interest rate determinations and calculations by the Holder, absent manifest error, shall be conclusive.


        4. Excess Interest Will be Refunded or Credited. If, for any reason whatever, the interest paid or received on this note during its full term produces a rate which exceeds the Ceiling Rate, Holder shall refund to the payor or, at Holder's option, credit against the principal of this note such portion of said interest as shall be necessary to cause the interest paid on this note to produce a rate equal to the Ceiling Rate.

        5. Interest Will be Spread. To the extent (if any) necessary to avoid violation of applicable usury laws (or to minimize the extent of the violation if complete avoidance is impossible for any reason, it being the intent and purpose of Makers and all Holders to comply strictly with all applicable usury and other laws), all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of this note, so that the interest rate is uniform throughout the full term of this note.


        6. Payment Schedule. Interest on and principal of this note shall be due and payable as provided in SECTION 8.1 of the Credit Agreement.

        7. Prepayment. Makers may prepay this note in accordance with and subject to the provisions of SECTION 8.1(c) of the Credit Agreement. All prepayments shall be applied first to accrued interest, the balance to principal.


        8. The Credit Agreement, this Note and its Security. This note is one of the Warehouse Notes, is issued pursuant to the Credit Agreement (to which reference is made for all purposes) and may be referred to as the "10/97 GUARANTY FEDERAL WAREHOUSE NOTE", and as it may hereafter be renewed, extended, rearranged, increased, decreased, modified or replaced in accordance with the Credit Agreement may be referred to as the "CURRENT GUARANTY FEDERAL WAREHOUSE NOTE". Holder is entitled to the benefits of and security provided for in the Credit Agreement. Such security includes, among other security, the security interests granted by the Warehouse Security Agreement referred to in
SECTION 9.1 of the Credit Agreement.


        9. Revolving Credit. Upon and subject to the terms and conditions of the Credit Agreement, Makers may borrow, repay and reborrow against this note under the circumstances, in the manner and for the purposes specified in the Credit Agreement, but for no other purposes. Advances against this note by Payee or other Holder shall be governed by the terms of the Credit Agreement. The unpaid principal balance of this note at any time shall be the total of all principal lent or advanced against this note less the sum of all principal payments and permitted prepayments made on this note by or for the account of Makers. Absent manifest error, Holder's computer records shall on any day conclusively evidence the unpaid balance of this note and its advances and payments history posted up to that day. All loans and advances and all payments and permitted









                              Page 2 of 4 Pages
prepayments made hereon may be (but are not required to be) endorsed by or on behalf of Holder on the schedule which is attached as Annex I hereto (which is hereby made a part hereof for all purposes) or otherwise recorded in Holder's computer or manual records; provided, that any failure to make notation of (a) any principal advance or accrual of interest shall not cancel, limit or otherwise affect Makers' obligations or any Holder's rights with respect to that advance or accrual, or (b) any payment or permitted prepayment of principal or interest shall not cancel, limit or otherwise affect Makers' entitlement to credit for that payment as of the date of its receipt by Holder. Makers and Payee expressly agree, pursuant to Chapter 346 ("CHAPTER 346") of the Texas Credit Code, that Chapter 346 (which relates to open-end line of credit revolving loan accounts) shall not apply to this note or to any loan evidenced by this note and that neither this note nor any such loan shall be governed by Chapter 346 or subject to its provisions in any manner whatsoever.

        10. Legal Costs. If any Holder or the Warehouse Agent retains an attorney in connection with any Default or Event of Default or to collect, enforce or defend this note or any papers intended to secure or guarantee it in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if any Maker or anyone claiming by, through or under any Maker sues any Holder in connection with this note or any such papers and does not prevail, then Makers jointly and severally agree to pay to each such Holder and the Warehouse Agent, respectively, in addition to principal and interest, all reasonable costs and expenses incurred by such Holder or the Warehouse Agent in trying to collect this note or in any such suit or proceeding, including, but not limited to, court costs and reasonable attorney fees, whether in-house or outside counsel is used and whether such costs and expenses are incurred in formal or informal collection actions, federal bankruptcy proceedings, appellate proceedings, probate proceedings, or otherwise. An amount equal to ten percent (10%) of the unpaid principal and accrued interest owing on this note when and if this note is placed in the hands of an attorney for collection after default is stipulated to be reasonable attorneys' fees unless a Holder, the Warehouse Agent or a Maker timely pleads otherwise to a court of competent jurisdiction.


        11. Waivers. Makers and any and all co-makers, endorsers (other than the Holder or the Payee), guarantors and sureties severally waive notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such Person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or maintain perfection of any lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

        12. Not Purpose Credit. None of the proceeds of this note shall ever be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for the purpose of












                              Page 3 of 4 Pages
reducing or retiring any debt which was originally incurred to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or which would constitute this transaction a "purpose credit" within the meaning of said Regulation U, as now or hereafter in effect.

        13. General Purpose of Loan. Each Maker warrants and represents to Payee, all other Holders and the Warehouse Agent that all loans evidenced by this note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter 1D or in the Texas Finance Code.

MCA FINANCIAL CORP.                             MCA MORTGAGE CORPORATION



By:     Keith D. Pietila                        By:     Lee P. Wells
   ----------------------------                    ----------------------------

Name:   KEITH D. PIETILA                        Name:   LEE P. WELLS
     --------------------------                      --------------------------

Title:  EVP                                     Title:  PRESIDENT
      -------------------------                       -------------------------


MORTGAGE CORPORATION                            MORTGAGE CORPORATION
 OF AMERICA                                      OF AMERICA, INC.


By:     Keith D. Pietila                        By:     Lee P. Wells
   ----------------------------                    ----------------------------

Name:   KEITH D. PIETILA                        Name:   LEE P. WELLS
     --------------------------                      --------------------------

Title:  VP                                      Title:  PRESIDENT
      -------------------------                       -------------------------











                              Page 4 of 4 Pages

                                    ANNEX 1
                                 to $25,000,000
                     10/97 Guaranty Federal Warehouse Note

                  LOANS AND PAYMENTS OF PRINCIPAL AND INTEREST


-----------------------------------------------------------------------------------------------------------------------------------
                           Payment Applied
Date of Payment or       on (or advance vs.)       Payment Applied                                                  Name of Person
     Advance                  Principal              on Interest         Principal Balance     Interest Paid to     Making Notation
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                    (THE "10/97 BANK ONE WAREHOUSE NOTE")



$20,000,000                     Houston, Texas                 October 31, 1997



        FOR VALUE RECEIVED, MCA FINANCIAL CORP., MCA MORTGAGE CORPORATION and MORTGAGE CORPORATION OF AMERICA (the "BORROWERS"), all Michigan corporations, and MORTGAGE CORPORATION OF AMERICA, INC. ("MCAI-OHIO"), an Ohio corporation (the Borrowers and MCAI-Ohio being called the "MAKERS"), as comakers, jointly and severally promise to pay to the order of BANK ONE, TEXAS, N.A.
("PAYEE"), a national banking association at the main branch of Texas Commerce Bank National Association, 712 Main Street, Houston, Harris County,
Texas 77002, or at such other place as the Warehouse Agent may hereafter designate in writing, in immediately available funds and in lawful money of the United States of America, the principal sum of Twenty Million Dollars ($20,000,000) (or the unpaid balance of all principal advanced against this note, if that amount is less), together with interest on the unpaid principal balance of this note from time to time outstanding until maturity at the Stated Rate (or at such lesser rate, if any, as the holder of this note -- the "HOLDER", whether or not Payee is such holder -- may in its sole discretion from time to time elect to be applicable for any day or days), and interest on all past due amounts, both principal and accrued interest, at the Past Due Rate; provided that for the full term of this note the interest rate produced by the aggregate of all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Ceiling Rate.

        1. Definitions. In addition to the definitions given above, the definitions given in the 10/97 Senior Secured Warehouse Credit Agreement dated October 31, 1997, as it may be supplemented, amended or restated from time to time (the "WAREHOUSE CREDIT AGREEMENT") among (a) Makers, (b) Texas Commerce Bank National Association (for itself as a lender and as Warehouse
Agent for the other lenders) and (c) the other lender(s) party thereto, for capitalized terms that are used in this note shall apply here as well as there.


        2. Rates Change Automatically and Without Notice. Without notice to Makers or any other Person and to the full extent allowed by applicable law from time to time in effect, the Stated Rate, the Past Due Rate and the Ceiling Rate shall each automatically fluctuate upward and downward as and in the amount by which the interest rate applicable to this note as provided for in the Credit Agreement, the Past Due Rate as defined in the Credit Agreement and such maximum nonusurious rate of interest permitted by applicable law, respectively, fluctuate.

        3. Calculation of Interest. Interest on the amount of each advance against this note shall be computed on the amount of that advance and from the date it is made. Such interest shall be computed on the basis of the actual number of days elapsed on the basis of a year of 360 days (i.e., on the 365/360--or 366/360 in a leap year--day basis), unless that would cause the Ceiling Rate for any day to be exceeded, in which event and to the extent necessary to eliminate or minimize that












                              Page 1 of 4 Pages
result, interest shall be calculated on the 365/365 -- or 366/366 in a leap year -- day basis. All interest rate determinations and calculations by the Holder, absent manifest error, shall be conclusive.


        4. Excess Interest Will be Refunded or Credited. If, for any reason whatever, the interest paid or received on this note during its full term produces a rate which exceeds the Ceiling Rate, Holder shall refund to the payor or, at Holder's option, credit against the principal of this note such portion of said interest as shall be necessary to cause the interest paid on this note to produce a rate equal to the Ceiling Rate.

        5. Interest Will be Spread. To the extent (if any) necessary to avoid violation of applicable usury laws (or to minimize the extent of the violation if complete avoidance is impossible for any reason, it being the intent and purpose of Makers and all Holders to comply strictly with all applicable usury and other laws), all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of this note, so that the interest rate is uniform throughout the full term of this note.


        6. Payment Schedule. Interest on and principal of this note shall be due and payable as provided in SECTION 8.1 of the Credit Agreement.

        7.      Prepayment.  Makers may prepay this note in accordance with and
subject to the provisions of SECTION 8.1(c) of the Credit Agreement.    All
prepayments shall be applied first to accrued interest, the balance to principal.


        8. The Credit Agreement, this Note and its Security. This note is one of the Warehouse Notes, is issued pursuant to the Credit Agreement (to which reference is made for all purposes) and may be referred to as the "10/97 BANK ONE WAREHOUSE NOTE", and as it may hereafter be renewed, extended, rearranged, increased, decreased, modified or replaced in accordance with the Credit Agreement may be referred to as the "CURRENT BANK ONE WAREHOUSE NOTE". Holder is entitled to the benefits of and security provided for in the Credit Agreement. Such security includes, among other security, the security interests granted by the Warehouse Security Agreement referred to in SECTION
9.1 of the Credit Agreement.


        9. Revolving Credit. Upon and subject to the terms and conditions of the Credit Agreement, Makers may borrow, repay and reborrow against this note under the circumstances, in the manner and for the purposes specified in the Credit Agreement, but for no other purposes. Advances against this note by Payee or other Holder shall be governed by the terms of the Credit Agreement. The unpaid principal balance of this note at any time shall be the total of all principal lent or advanced against this note less the sum of all principal payments and permitted prepayments made on this note by or for the account of Makers. Absent manifest error, Holder's computer records shall on any day conclusively evidence the unpaid balance of this note and its advances and payments history posted up to that day. All loans and advances and all payments and permitted









                              Page 2 of 4 Pages
prepayments made hereon may be (but are not required to be) endorsed by or on behalf of Holder on the schedule which is attached as Annex I hereto (which is hereby made a part hereof for all purposes) or otherwise recorded in Holder's computer or manual records; provided, that any failure to make notation of (a) any principal advance or accrual of interest shall not cancel, limit or otherwise affect Makers' obligations or any Holder's rights with respect to that advance or accrual, or (b) any payment or permitted prepayment of principal or interest shall not cancel, limit or otherwise affect Makers' entitlement to credit for that payment as of the date of its receipt by Holder. Makers and Payee expressly agree, pursuant to Chapter 346 ("CHAPTER 346") of the Texas Credit Code, that Chapter 346 (which relates to open-end line of credit revolving loan accounts) shall not apply to this note or to any loan evidenced by this note and that neither this note nor any such loan shall be governed by Chapter 346 or subject to its provisions in any manner whatsoever.

        10. Legal Costs. If any Holder or the Warehouse Agent retains an attorney in connection with any Default or Event of Default or to collect, enforce or defend this note or any papers intended to secure or guarantee it in any lawsuit or in probate, reorganization, bankruptcy or other proceeding, or if any Maker or anyone claiming by, through or under any Maker sues any Holder in connection with this note or any such papers and does not prevail, then Makers jointly and severally agree to pay to each such Holder and the Warehouse Agent, respectively, in addition to principal and interest, all reasonable costs and expenses incurred by such Holder or the Warehouse Agent in trying to collect this note or in any such suit or proceeding, including, but not limited to, court costs and reasonable attorney fees, whether in-house or outside counsel is used and whether such costs and expenses are incurred in formal or informal collection actions, federal bankruptcy proceedings, appellate proceedings, probate proceedings, or otherwise. An amount equal to ten percent (10%) of the unpaid principal and accrued interest owing on this note when and if this note is placed in the hands of an attorney for collection after default is stipulated to be reasonable attorneys' fees unless a Holder, the Warehouse Agent or a Maker timely pleads otherwise to a court of competent jurisdiction.


        11. Waivers. Makers and any and all co-makers, endorsers (other than the Holder or the Payee), guarantors and sureties severally waive notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such Person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or maintain perfection of any lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

        12. Not Purpose Credit. None of the proceeds of this note shall ever be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for the purpose of












                              Page 3 of 4 Pages
reducing or retiring any debt which was originally incurred to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or which would constitute this transaction a "purpose credit" within the meaning of said Regulation U, as now or hereafter in effect.

        13. General Purpose of Loan. Each Maker warrants and represents to Payee, all other Holders and the Warehouse Agent that all loans evidenced by this note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter 1D or in the Texas Finance Code.

MCA FINANCIAL CORP.                             MCA MORTGAGE CORPORATION



By:     Keith D. Pietila                        By:     Lee P. Wells
   ----------------------------                    ----------------------------

Name:   KEITH D. PIETILA                        Name:   LEE P. WELLS
     --------------------------                      --------------------------

Title:  EVP                                     Title:  PRESIDENT
      -------------------------                       -------------------------


MORTGAGE CORPORATION                            MORTGAGE CORPORATION
 OF AMERICA                                      OF AMERICA, INC.


By:     Keith D. Pietila                        By:     Lee P. Wells
   ----------------------------                    ----------------------------

Name:   KEITH D. PIETILA                        Name:   LEE P. WELLS
     --------------------------                      --------------------------

Title:  VP                                      Title:  PRESIDENT
      -------------------------                       -------------------------











                              Page 4 of 4 Pages

                                    ANNEX 1
                                 to $20,000,000
                         10/97 Bank One Warehouse Note

                  LOANS AND PAYMENTS OF PRINCIPAL AND INTEREST


-----------------------------------------------------------------------------------------------------------------------------------
                           Payment Applied
Date of Payment or       on (or advance vs.)       Payment Applied                                                  Name of Person
     Advance                  Principal              on Interest         Principal Balance     Interest Paid to     Making Notation
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                (THE "10/97 BANK OF NEW YORK WAREHOUSE NOTE")



$20,000,000                     Houston, Texas                 October 31, 1997



        FOR VALUE RECEIVED, MCA FINANCIAL CORP., MCA MORTGAGE CORPORATION and MORTGAGE CORPORATION OF AMERICA (the "BORROWERS"), all Michigan corporations, and MORTGAGE CORPORATION OF AMERICA, INC. ("MCAI-OHIO"), an Ohio corporation (the Borrowers and MCAI-Ohio being called the "MAKERS"), as comakers, jointly and severally promise to pay to the order of THE BANK OF NEW YORK
("PAYEE"), a New York banking corporation, at the main branch of Texas Commerce Bank National Association, 712 Main Street, Houston, Harris County, Texas 77002, or at such other place as the Warehouse Agent may hereafter designate in writing, in immediately available funds and in lawful money of the United States of America, the principal sum of Twenty Million Dollars ($20,000,000) (or the unpaid balance of all principal advanced against this note, if that amount is less), together with interest on the unpaid principal balance of this note from time to time outstanding until maturity at the Stated Rate (or at such lesser rate, if any, as the holder of this note -- the "HOLDER", whether or not Payee is such holder -- may in its sole discretion from time to time elect to be applicable for any day or days), and interest on all past due amounts, both principal and accrued interest, at the Past Due Rate; provided that for the full term of this note the interest rate produced by the aggregate of all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Ceiling Rate.

        1. Definitions. In addition to the definitions given above, the definitions given in the 10/97 Senior Secured Warehouse Credit Agreement dated October 31, 1997, as it may be supplemented, amended or restated from time to time (the "WAREHOUSE CREDIT AGREEMENT") among (a) Makers, (b) Texas Commerce Bank National Association (for itself as a lender and as Warehouse
Agent for the other lenders) and (c) the other lender(s) party thereto, for capitalized terms that are used in this note shall apply here as well as there.


        2. Rates Change Automatically and Without Notice. Without notice to Makers or any other Person and to the full extent allowed by applicable law from time to time in effect, the Stated Rate, the Past Due Rate and the Ceiling Rate shall each automatically fluctuate upward and downward as and in the amount by which the interest rate applicable to this note as provided for in the Credit Agreement, the Past Due Rate as defined in the Credit Agreement and such maximum nonusurious rate of interest permitted by applicable law, respectively, fluctuate.

        3. Calculation of Interest. Interest on the amount of each advance against this note shall be computed on the amount of that advance and from the date it is made. Such interest shall be computed on the basis of the actual number of days elapsed on the basis of a year of 360 days (i.e., on the 365/360--or 366/360 in a leap year--day basis), unless that would cause the Ceiling Rate for any day to be exceeded, in which event and to the extent necessary to eliminate or minimize that












                              Page 1 of 4 Pages
result, interest shall be calculated on the 365/365 -- or 366/366 in a leap year -- day basis. All interest rate determinations and calculations by the Holder, absent manifest error, shall be conclusive.


        4. Excess Interest Will be Refunded or Credited. If, for any reason whatever, the interest paid or received on this note during its full term produces a rate which exceeds the Ceiling Rate, Holder shall refund to the payor or, at Holder's option, credit against the principal of this note such portion of said interest as shall be necessary to cause the interest paid on this note to produce a rate equal to the Ceiling Rate.

        5. Interest Will be Spread. To the extent (if any) necessary to avoid violation of applicable usury laws (or to minimize the extent of the violation if complete avoidance is impossible for any reason, it being the intent and purpose of Makers and all Holders to comply strictly with all applicable usury and other laws), all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of this note, so that the interest rate is uniform throughout the full term of this note.


        6. Payment Schedule. Interest on and principal of this note shall be due and payable as provided in SECTION 8.1 of the Credit Agreement.

        7.      Prepayment.  Makers may prepay this note in accordance with and
subject to the provisions of SECTION 8.1 (c) of the Credit Agreement.    All
prepayments shall be applied first to accrued interest, the balance to principal.


        8. The Credit Agreement, this Note and its Security. This note is one of the Warehouse Notes, is issued pursuant to the Credit Agreement (to which reference is made for all purposes) and may be referred to as the "10/97 BANK OF NEW YORK WAREHOUSE NOTE", and as it may hereafter be renewed, extended, rearranged, increased, decreased, modified or replaced in accordance with the Credit Agreement may be referred to as the "CURRENT BANK OF NEW YORK WAREHOUSE NOTE". Holder is entitled to the benefits of and security provided for in the Credit Agreement. Such security includes, among other security, the security interests granted by the Warehouse Security Agreement referred to in
SECTION 9.1 of the Credit Agreement.


        9. Revolving Credit. Upon and subject to the terms and conditions of the Credit Agreement, Makers may borrow, repay and reborrow against this note under the circumstances, in the manner and for the purposes specified in the Credit Agreement, but for no other purposes. Advances against this note by Payee or other Holder shall be governed by the terms of the Credit Agreement. The unpaid principal balance of this note at any time shall be the total of all principal lent or advanced against this note less the sum of all principal payments and permitted prepayments made on this note by or for the account of Makers. Absent manifest error, Holder's computer records shall on any day conclusively evidence the unpaid balance of this note and its advances and payments history posted up to that day. All loans and advances and all payments and permitted









                              Page 2 of 4 Pages
prepayments made hereon may be (but are not required to be) endorsed by or on behalf of Holder on the schedule which is attached as Annex I hereto (which is hereby made a part hereof for all purposes) or otherwise recorded in Holder's computer or manual records; provided, that any failure to make notation of (a) any principal advance or accrual of interest shall not cancel, limit or otherwise affect Makers' obligations or any Holder's rights with respect to that advance or accrual, or (b) any payment or permitted prepayment of principal or interest shall not cancel, limit or otherwise affect Makers' entitlement to credit for that payment as of the date of its receipt by Holder. Makers and Payee expressly agree, pursuant to Chapter 346 ("CHAPTER 346") of the Texas Credit Code, that Chapter 346 (which relates to open-end line of credit revolving loan accounts) shall not apply to this note or to any loan evidenced by this note and that neither this note nor any such loan shall be governed by Chapter 346 or subject to its provisions in any manner whatsoever.

        10. Legal Costs. If any Holder or the Warehouse Agent retains an attorney in connection with any Default or Event of Default or to collect, enforce or defend this note or any papers intended to secure or guarantee it in any lawsuit or in probate, reorganization, bankruptcy or other proceeding, or if any Maker or anyone claiming by, through or under any Maker sues any Holder in connection with this note or any such papers and does not prevail, then Makers jointly and severally agree to pay to each such Holder and the Warehouse Agent, respectively, in addition to principal and interest, all reasonable costs and expenses incurred by such Holder or the Warehouse Agent in trying to collect this note or in any such suit or proceeding, including, but not limited to, court costs and reasonable attorney fees, whether in-house or outside counsel is used and whether such costs and expenses are incurred in formal or informal collection actions, federal bankruptcy proceedings, appellate proceedings, probate proceedings, or otherwise. An amount equal to ten percent (10%) of the unpaid principal and accrued interest owing on this note when and if this note is placed in the hands of an attorney for collection after default is stipulated to be reasonable attorneys' fees unless a Holder, the Warehouse Agent or a Maker timely pleads otherwise to a court of competent jurisdiction.


        11. Waivers. Makers and any and all co-makers, endorsers (other than the Holder or the Payee), guarantors and sureties severally waive notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such Person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or maintain perfection of any lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

        12. Not Purpose Credit. None of the proceeds of this note shall ever be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for the purpose of












                              Page 3 of 4 Pages
reducing or retiring any debt which was originally incurred to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or which would constitute this transaction a "purpose credit" within the meaning of said Regulation U, as now or hereafter in effect.

        13. General Purpose of Loan. Each Maker warrants and represents to Payee, all other Holders and the Warehouse Agent that all loans evidenced by this note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter 1D or in the Texas Finance Code.

MCA FINANCIAL CORP.                             MCA MORTGAGE CORPORATION



By:     Keith D. Pietila                        By:     Lee P. Wells
   ----------------------------                    ----------------------------

Name:   KEITH D. PIETILA                        Name:   LEE P. WELLS
     --------------------------                      --------------------------

Title:  EVP                                     Title:  PRESIDENT
      -------------------------                       -------------------------


MORTGAGE CORPORATION                            MORTGAGE CORPORATION
 OF AMERICA                                      OF AMERICA, INC.


By:     Keith D. Pietila                        By:     Lee P. Wells
   ----------------------------                    ----------------------------

Name:   KEITH D. PIETILA                        Name:   LEE P. WELLS
     --------------------------                      --------------------------

Title:  VP                                      Title:  PRESIDENT
      -------------------------                       -------------------------











                              Page 4 of 4 Pages

                                    ANNEX 1
                                 to $20,000,000
                     10/97 Bank of New York Warehouse Note

                  LOANS AND PAYMENTS OF PRINCIPAL AND INTEREST


-----------------------------------------------------------------------------------------------------------------------------------
                           Payment Applied
Date of Payment or       on (or advance vs.)       Payment Applied                                                  Name of Person
     Advance                  Principal              on Interest         Principal Balance     Interest Paid to     Making Notation
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                      (THE "10/97 LASALLE WAREHOUSE NOTE")
                                   ORIGINAL
$20,000,000                      Houston, Texas                 October 31, 1997




        FOR VALUE RECEIVED, MCA FINANCIAL CORP., MCA MORTGAGE CORPORATION and MORTGAGE CORPORATION OF AMERICA (the "BORROWERS"), all Michigan corporations, and MORTGAGE CORPORATION OF AMERICA, INC. ("MCAI-OHIO"), an Ohio corporation (the Borrowers and MCAI-Ohio being called the "MAKERS"), as comakers, jointly and severally promise to pay to the order of LASALLE NATIONAL BANK ("PAYEE"), a national banking association, at the main branch of Texas Commerce Bank National Association, 712 Main Street, Houston, Harris County, Texas 77002, or at such other place as the Warehouse Agent may hereafter designate in writing, in immediately available funds and in lawful money of the United States of America, the principal sum of Twenty Million Dollars ($20,000,000) (or the unpaid balance of all principal advanced against this note, if that amount is less), together with interest on the unpaid principal balance of this note from time to time outstanding until maturity at the Stated Rate (or at such lesser rate, if any, as the holder of this note -- the "HOLDER", whether or not Payee is such holder -- may in its sole discretion from time to time elect to be applicable for any day or days), and interest on all past due amounts, both principal and accrued interest, at the Past Due Rate; provided that for the full term of this note the interest rate produced by the aggregate of all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Ceiling Rate.

        1. Definitions. In addition to the definitions given above, the definitions given in the 10/97 Senior Secured Warehouse Credit Agreement dated October 31, 1997, as it may be supplemented, amended or restated from time to time (the "WAREHOUSE CREDIT AGREEMENT") among (a) Makers, (b) Texas Commerce Bank National Association (for itself as a lender and as Warehouse Agent for the other lenders) and (c) the other lender(s) party thereto, for capitalized terms that are used in this note shall apply here as well as there.

        2. Rates Change Automatically and Without Notice. Without notice to Makers or any other Person and to the full extent allowed by applicable law from time to time in effect, the Stated Rate, the Past Due Rate and the Ceiling Rate shall each automatically fluctuate upward and downward as and in the amount by which the interest rate applicable to this note as provided for in the Credit Agreement, the Past Due Rate as defined in the Credit Agreement and such maximum nonusurious rate of interest permitted by applicable law, respectively, fluctuate.

        3. Calculation of Interest. Interest on the amount of each advance against this note shall be computed on the amount of that advance and from the date it is made. Such interest shall be computed on the basis of the actual number of days elapsed on the basis of a year of 360 days (i.e., on the 365/360--or 366/360 in a leap year--day basis), unless that would cause the Ceiling Rate for any day to be exceeded, in which event and to the extent necessary to eliminate or minimize that


                               Page 1 of 4 Pages
result, interest shall be calculated on the 365/365 -- or 366/366 in a leap year -- day basis. All interest rate determinations and calculations by the Holder, absent manifest error, shall be conclusive.

         4. Excess Interest will be Refunded or Credited. If, for any reason whatever, the interest paid or received on this note during its full term produces a rate which exceeds the Ceiling Rate, Holder shall refund to the payor or, at Holder's option, credit against the principal of this note such portion of said interest as shall be necessary to cause the interest paid on this note to produce a rate equal to the Ceiling Rate.

         5. Interest will be Spread. To the extent (if any) necessary to avoid violation of applicable usury laws (or to minimize the extent of the violation if complete avoidance is impossible for any reason, it being the intent and purpose of Makers and all Holders to comply strictly with all applicable usury and other laws), all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of this note, so that the interest rate is uniform throughout the full term of this note.

         6. Payment Schedule. Interest on and principal of this note shall be due and payable as provided in SECTION 8.1 of the Credit Agreement.

         7. Prepayment. Makers may prepay this note in accordance with and subject to the provisions of SECTION 8.1(C) of the Credit Agreement. All prepayments shall be applied first to accrued interest, the balance to principal.


         8. The Credit Agreement, This Note and its Security. This note is one of the Warehouse Notes, is issued pursuant to the Credit Agreement (to which reference is made for all purposes) and may be referred to as the "10/97 LASALLE WAREHOUSE NOTE", and as it may hereafter be renewed, extended, rearranged, increased, decreased, modified or replaced in accordance with the Credit Agreement may be referred to as the "CURRENT LASALLE WAREHOUSE NOTE". Holder is entitled to the benefits of and security provided for in the Credit Agreement. Such security includes, among other security, the security interests granted by the Warehouse Security Agreement referred to in the SECTION 9.1 of the Credit Agreement.

         9. Revolving Credit. Upon and subject to the terms and conditions of the Credit Agreement, Makers may borrow, repay and reborrow against this note under the circumstances, in the manner and for the purposes specified in the Credit Agreement, but for no other purposes. Advances against this note by Payee or other Holder shall be governed by the terms of the Credit Agreement. The unpaid principal balance of this note at any time shall be the total of all principal lent or advanced against this note less the sum of all principal payments and permitted prepayments made on this note by or for the account of Makers. Absent manifest error, Holder's computer records shall on any day conclusively evidence the unpaid balance of this note and its advances and payments history posted up to that day. All loans and advances and all payments and permitted


                               Page 2 of 4 Pages
prepayments made hereon may be (but are not required to be) endorsed by or on behalf of Holder on the schedule which is attached as ANNEX I hereto (which is hereby made a part hereof for all purposes) or otherwise recorded in Holder's computer or manual records; provided, that any failure to make notation of (a) any principal advance or accrual of interest shall not cancel, limit or otherwise affect Makers' obligations or any Holder's rights with respect to that advance or accrual, or (b) any payment or permitted prepayment of principal or interest shall not cancel, limit or otherwise affect Makers' entitlement to credit for that payment as of the date of its receipt by Holder. Makers and Payee expressly agree, pursuant to Chapter 346 ("CHAPTER 346") of the Texas Credit Code, that Chapter 346 (which relates to open-end line of credit revolving loan accounts) shall not apply to this note or to any loan evidenced by this note and that neither this note nor any such loan shall be governed by Chapter 346 or subject to its provisions in any manner whatsoever.

         10. Legal Costs. If any Holder or the Warehouse Agent retains an attorney in connection with any Default or Event of Default or to collect, enforce or defend this note or any papers intended to secure or guarantee it in any lawsuit or in any probate, reorganization, bankruptcy or other proceeding, or if any Maker or anyone claiming by, through or under any Maker sues any Holder in connection with this note or any such papers and does not prevail, then Makers jointly and severally agree to pay to each such Holder and the Warehouse Agent, respectively, in addition to principal and interest, all reasonable costs and expenses incurred by such Holder or the Warehouse Agent in trying to collect this note or in any such suit or proceeding, including, but not limited to, court costs and reasonable attorney fees, whether in-house or outside counsel is used and whether such costs and expenses are incurred in formal or informal collection actions, federal bankruptcy proceedings, appellate proceedings, probate proceedings, or otherwise. An amount equal to ten percent (10%) of the unpaid principal and accrued interest owing on this note when and if this note is placed in the hands of an attorney for collection after default is stipulated to be reasonable attorneys' fees unless a Holder, the Warehouse Agent or a Maker timely pleads otherwise to a court of competent jurisdiction.

         11. Waivers. Makers and any and all co-makers, endorsers (other than the Holder or the Payee), guarantors and sureties severally waive notice (including, but not limited to, notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such Person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or maintain perfection of any lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

         12. Not Purpose Credit. None of the proceeds of this note shall ever be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for the purpose of


                               Page 3 of 4 Pages
reducing or retiring any debt which was originally incurred to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or which would constitute this transaction a "purpose credit" within the meaning of said Regulation U, as now or hereafter in effect.

         13. General Purpose of Loan. Each Maker warrants and represents to Payee, all other Holders and the Warehouse Agent that all loans evidenced by this note are and will be for business commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter 1D or in the Texas Finance Code.


MCA FINANCIAL CORP.                             MCA MORTGAGE CORPORATION


By:    Keith D. Pietila                         By:    Lee P. Wells
   --------------------------                      -------------------------
Name:  KEITH D. PIETILA                         Name:  LEE P. WELLS
     ------------------------                        -----------------------
Title: EVP                                      Title: PRESIDENT
      -----------------------                         ----------------------


MORTGAGE CORPORATION                            MORTGAGE CORPORATION
  OF AMERICA                                      OF AMERICA, INC.

By:    Keith D. Pietila                         By:    Lee P. Wells
   --------------------------                      -------------------------
Name:  KEITH D. PIETILA                         Name:  LEE P. WELLS
     ------------------------                        -----------------------
Title: VP                                       Title: PRESIDENT
      -----------------------                         ----------------------



                               Page 4 of 4 Pages

                                    ANNEX 1
                                 to $20,000,000
                          10/97 LaSalle Warehouse Note

                LOANS AND PAYMENTS OF PRINCIPAL AND INTEREST


-----------------------------------------------------------------------------------------------------------------------------------
                           Payment Applied
Date of Payment or       on (or advance vs.)       Payment Applied                                                  Name of Person
     Advance                  Principal              on Interest         Principal Balance     Interest Paid to     Making Notation
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                         (THE "10/97 SWING LINE NOTE")


$30,000,000                      Houston, Texas                 October 31, 1997


         FOR VALUE RECEIVED, MCA FINANCIAL CORP., MCA MORTGAGE CORPORATION and MORTGAGE CORPORATION OF AMERICA (the "BORROWERS"), all Michigan corporations, and MORTGAGE CORPORATION OF AMERICA, INC. ("MCAI-OHIO"), an Ohio corporation (the Borrowers and MCAI-Ohio being called the "MAKERS"), as comakers, jointly and severally promise to pay to the order of TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("PAYEE"), a national banking association, at its main branch at 712 Main Street, Houston, Harris County, Texas 77002, or at such other place as the Warehouse Agent may hereafter designate in writing, in immediately available funds and in lawful money of the United States of America, the principal sum of Thirty Million Dollars ($30,000,000)(or the unpaid balance of all principal advanced against this note, if that amount is less), together with interest on the unpaid principal balance of this note from time to time outstanding until maturity at the Stated Rate (or at such lesser rate, if any, as the holder of this note -- the "HOLDER", whether or not Payee is such holder -- may in its sole discretion from time to time elect to be applicable for any day or days), and interest on all past due amounts, both principal and accrued interest, at the Past Due Rate; provided that for the full term of this note the interest rate produced by the aggregate of all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the debt evidenced hereby shall not exceed the Ceiling Rate.

         1. Definitions. In addition to the definitions given above, the definitions given in the 10/97 Senior Secured Warehouse Credit Agreement dated October 31, 1997, as it may be supplemented, amended or restated from time to time (the "WAREHOUSE CREDIT AGREEMENT") among (a) Makers, (b) Texas Commerce Bank National Association (for itself as a lender and as Warehouse Agent for the other lenders) and (c) the other lender(s) party thereto, for capitalized terms that are used in this note shall apply here as well as there.

         2. Rates Change Automatically and Without Notice. Without notice to Makers or any other Person and to the full extent allowed by applicable law from time to time in effect, the Stated Rate, the Past Due Rate and the Ceiling Rate shall each automatically fluctuate upward and downward as and in the amount by which the interest rate applicable to this note as provided for in the Credit Agreement, the Past Due Rate as defined in the Credit Agreement and such maximum nonusurious rate of interest permitted by applicable law, respectively, fluctuate.

         3. Calculation of Interest. Interest on the amount of each advance against this note shall be computed on the amount of that advance and from the date it is made. Such interest shall be computed on the basis of the actual number of days elapsed on the basis of a year of 360 days (i.e., on the 365/360 -- or 366/360 in a leap year -- day basis), unless that would cause the Ceiling Rate for any day to be exceeded, in which event and to the extent necessary to eliminate or minimize that


                               Page 1 of 4 Pages
result, interest shall be calculated on the 365/365 -- or 366/366 in a leap year -- day basis. All interest rate determinations and calculations by the Holder, absent manifest error, shall be conclusive.

         4. Excess Interest Will be Refunded or Credited. If, for any reason whatever, the interest paid or received on this note during its full term produces a rate which exceeds the Ceiling Rate, Holder shall refund to the payor or, at Holder's option, credit against the principal of this note such portion of said interest as shall be necessary to cause the interest paid on this note to produce a rate equal to the Ceiling Rate.

         5. Interest Will be Spread. To the extent (if any) necessary to avoid violation of applicable usury laws (or to minimize the extent of the violation if complete avoidance is impossible for any reason, it being the intent and purpose of Makers and all Holders to comply strictly with all applicable usury and other laws), all sums paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of this note, so that the interest rate is uniform throughout the full term of this note.

         6. Payment Schedule. Interest on and principal of this note shall be due and payable as provided in SECTION 8.1 of the Credit Agreement.

         7. Prepayment. Maker may prepay this note in accordance with and subject to the provisions of SECTION 8.1(C) of the Credit Agreement. All prepayments shall be applied first to accrued interest, the balance to principal.

         8. The Credit Agreement, this Note and its Security. This note is the Swing Line Note and one of the Warehouse Notes, is issued pursuant to the Credit Agreement (to which reference is made for all purposes) and may be referred to as the "10/97 WAREHOUSE SWING LINE NOTE", and as it may hereafter be renewed, extended, rearranged, increased, decreased, modified or replaced in accordance with the Credit Agreement may be referred to as the "CURRENT WAREHOUSE SWING LINE NOTE". Holder is entitled to the benefits of and security provided for in the Credit Agreement. Such security includes, among other security, the security interests granted by the Warehouse Security Agreement referred to in SECTION 9.1 of the Credit Agreement.

         9. Revolving Credit. Upon and subject to the terms and conditions of the Credit Agreement, Makers may borrow, repay and reborrow against this note under the circumstances, in the manner and for the purposes specified in the Credit Agreement, but for no other purposes. Advances against this note by Payee or other Holder shall be governed by the terms of the Credit Agreement. The unpaid principal balance of this note at any time shall be the total of all principal lent or advanced against this note less the sum of all principal payments and permitted prepayments made on this note by or for the account of Makers. Absent manifest error, Holder's computer records shall on any day conclusively evidence the unpaid balance of this note and its advances and payments history posted up to that day. All loans and advances and all payments and permitted


                               Page 2 of 4 Pages
prepayments made hereon may be (but are not required to be) endorsed by or on behalf of Holder on the schedule which is attached as Annex I hereto (which is hereby made a part hereof for all purposes) or otherwise recorded in Holder's computer or manual records; provided, that any failure to make notation of (a) any principal advance or accrual of interest shall not cancel, limit or otherwise affect Makers' obligations or any Holder's rights with respect to that advance or accrual, or (b) any payment or permitted prepayment of principal or interest shall not cancel, limit or otherwise affect Makers' entitlement to credit for that payment as of the date of its receipt by Holder. Makers and Payee expressly agree, pursuant to Chapter 346 ("CHAPTER 346") of the Texas Credit Code, that Chapter 346 (which relates to open-end line of credit revolving loan accounts) shall not apply to this note or to any loan evidenced by this note and that neither this note nor any such loan shall be governed by Chapter 346 or subject to its provisions in any manner whatsoever.

         10. Legal Costs. If any Holder or the Warehouse Agent retains an attorney in connection with any Default or Event of Default or to collect, enforce or defend this note or any papers intended to secure or guarantee it in any lawsuit or in probate, reorganization, bankruptcy or other proceeding, or if any Maker or anyone claiming by, through or under any Maker sues any Holder in connection with this note or in any such papers and does not prevail, then Makers jointly and severally agree to pay each such Holder and the Warehouse Agent, respectively, in addition to principal and interest, all reasonable costs and expenses incurred by such Holder or the Warehouse Agent in trying to collect this note or in any such suit or proceeding, including, but not limited to, court costs and reasonable attorney fees, whether in-house or outside counsel is used and whether such costs and expenses are incurred in formal or informal collection actions, federal bankruptcy proceedings, appellate proceedings, probate proceedings, or otherwise. An amount equal to ten percent (10%) of the unpaid principal and accrued interest owing on this note when and if this note is placed in the hands of an attorney for collection after default is stipulated to be reasonable attorneys' fees unless a Holder, the Warehouse Agent or a Maker timely pleads otherwise to a court of competent jurisdiction.

         11. Waivers. Makers and any and all co-makers, endorsers (other than the Holder or the Payee), guarantors and sureties severally waive notice (including, but not limited to, notice of intent to accelerate and notice for acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them. Each such Person agrees that his, her or its liability on or with respect to this note shall not be affected by any release of or change in any guaranty or security at any time existing or by any failure to perfect or maintain perfection of any lien against or security interest in any such security or the partial or complete unenforceability of any guaranty or other surety obligation, in each case in whole or in part, with or without notice and before or after maturity.

         12. Not Purpose Credit. None of the proceeds of this note shall ever be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for the purpose of


                               Page 3 of 4 Pages
reducing or retiring any debt which was originally incurred to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or which would constitute this transaction a "purpose credit" within the meaning of said Regulation U, as now or hereafter in effect.

         13. General Purpose of Loan. Each Maker warrants and represents to Payee, all other Holders and the Warehouse Agent that all loans evidenced by this note are and will be for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter 1D or in the Texas Finance Code.

MCA FINANCIAL CORP.                             MCA MORTGAGE CORPORATION


By:     Keith D. Pietila                        By:     Lee P. Wells
   ------------------------                        -------------------------
Name:   KEITH D. PIETILA                        Name:   LEE P. WELLS
     ----------------------                          -----------------------
Title:  EVP                                     TITLE:  PRESIDENT
      ---------------------                           ----------------------


MORTGAGE CORPORATION                            MORTGAGE CORPORATION
  OF AMERICA                                      OF AMERICA, INC.

By:     Keith D. Pietila                        By:     Lee P. Wells
   ------------------------                        -------------------------
Name:   KEITH D. PIETILA                        Name:   LEE P. WELLS
     ----------------------                        -------------------------
Title:  VP                                      TITLE:  PRESIDENT
      ---------------------                        -------------------------





                               Page 4 of 4 Pages

                                    ANNEX 1
                               to $30,000,000
                        10/97 Warehouse Swing Line Note

                LOANS AND PAYMENTS OF PRINCIPAL AND INTEREST


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Date of Payment or       on (or advance vs.)       Payment Applied                                                  Name of Person
     Advance                  Principal              on Interest         Principal Balance     Interest Paid to     Making Notation
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

                               CUSTODY AGREEMENT

                                    PREAMBLE

         THIS CUSTODY AGREEMENT (within itself only, this "CUSTODY AGREEMENT", and as it may be supplemented, amended or restated from time to time, this "AGREEMENT") entered into as of October 31, 1997 by and between (i) MCA FINANCIAL CORP. ("MCAFC"), a Michigan corporation, MCA MORTGAGE CORPORATION ("MCAMC"), a Michigan corporation formerly known as Mortgage Corporation of America, MORTGAGE CORPORATION OF AMERICA ("MCA"), a Michigan corporation formerly known as First American Mortgage Associates, Inc., and MORTGAGE CORPORATION OF AMERICA, INC. ("MCAI- OHIO"), an Ohio corporation (collectively, the "COMPANIES"), and (ii) TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("TEXAS COMMERCE"), a national banking association, as a Warehouse Lender and as agent for the other Warehouse Lenders (in that capacity, Texas Commerce is called the "WAREHOUSE AGENT"), acting herein as documents custodian (in that capacity, the "CUSTODIAN") for the Warehouse Agent and the Warehouse Lenders under the Credit Agreement (defined below), recites and provides as follows:

                                    RECITALS

         The Companies, Texas Commerce and the other lenders parties thereto (collectively, the "WAREHOUSE LENDERS") have entered into a 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 (as it may be supplemented, amended or restated from time to time, the "WAREHOUSE CREDIT AGREEMENT") pursuant to which the Warehouse Lenders have agreed to extend credit to the Companies with the requirement that, to the extent that any Warehouse Revolving Loan is made (or to be made) to the Companies (other than MCAI-Ohio, which is not eligible to borrow under the Warehouse Credit Agreement -- the Companies other than MCAI-Ohio are herein called the "BORROWERS") or for the account of any of the Companies against the collateral value of property owned by any of the Companies of a type in which a security interest may be perfected by possession, that property must be delivered to the Warehouse Agent as custodian and as agent and Representative of the Warehouse Lenders.

         The Warehouse Lenders, the Warehouse Agent and the Companies desire that the Companies deposit with the Custodian from time to time (among other items of collateral) the Basic Papers for all pledged Warehouse Collateral owned or held by the Companies, to be held by the Warehouse Agent acting as documents custodian and as agent and Representative of the Warehouse Lenders, as collateral under the Warehouse Credit Agreement until such Warehouse Collateral is sold as whole loans, or securitized and the securities sold, to secondary market investors, and possession and custody of the Basic Papers for such Warehouse Collateral have been delivered to such an investor (or its custodian or other designee) or redeemed by the Companies, as contemplated by and in accordance with the terms of this Agreement.

         Capitalized terms defined in the Warehouse Credit Agreement that are used but not defined differently herein have the same meanings here as there, and reference is here made to the Warehouse Credit Agreement for all purposes.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                              1.  DEFINITIONS.


         1.1 For the purposes of this Agreement, the following terms shall have the indicated meanings, and the definitions of such terms are equally applicable to their singular and plural forms.

         "APPRAISAL REPORT" means a report, prepared in connection with the appraisal of Mortgaged Premises, setting forth the determination of the fair market value of such Mortgaged Premises.

         "BAILEE AGREEMENT" means a written agreement among the Warehouse Agent, an investor and the Company setting forth agreements among them to coordinate and govern shipment of Pledged Loans by the Warehouse Agent to such investor and the manner and terms of payment for Pledged Loans shipped.

         "BAILEE LETTER" means a transmittal letter for shipments of Pledged Loans by the Warehouse Agent to an investor (or an investor's custodian or other designee), in the form of EXHIBIT A.

         "BASIC PAPERS" means all of the Warehouse Collateral Papers that are required to be delivered to the Warehouse Agent -- in the case of Bridged Loans, on or before the eighth (8th) Business Day after the related Warehouse Revolving Loan -- in order for any particular item of Warehouse Collateral to be Eligible Collateral and have Collateral Value under the Warehouse Credit Agreement.

         "CERTIFICATION" means a certification by the Warehouse Agent in the form of the relevant provisions of EXHIBIT B that the Warehouse Agent has received, examined and holds as custodian the Basic Papers for a particular item or items of Collateral identified in the certification, and that they appear regular on their faces based on the Warehouse Agent's examination of them.

         "CERTIFYING OFFICER'S CERTIFICATE" means a certificate signed by (i) an officer (authorized to sign an Officer's Certificate or a Certifying Officer's Certificate) of a Company (which is the owner of the relevant Mortgage Loan), the relevant Servicer, the title insurance company issuing the relevant Lender's Title Insurance Policy, the escrow/settlement agent or company for the related Mortgage Loan(s), or other Person submitting a File to the Warehouse Agent or (ii) the closing attorney for the related Mortgage Loan(s). (The text of any particular Certifying Officer's Certificate may be stamped upon a File paper if such stamped text is manually signed by an officer authorized to sign an Officer's Certificate or a Certifying Officer's Certificate.)

         "CUSTOMER" means and includes each maker of a Mortgage Note or purchaser under a Land Contract, and each cosigner, guarantor, endorser, surety and assumptor thereof, whether or not such Person has personal liability for its payment in whole or in part.

         "DAILY SUMMARY OF PLEDGED LOANS" means, for any day, a written report issued by the Warehouse Agent identifying the Pledged Loans held by the Warehouse Agent on that day, and indicating (i) which Pledged Loans (if any) so held have not been listed in a Notice of Receipt issued by the Warehouse Agent and (ii) which of those nonlisted Pledged Loans have not been listed because their Files are incomplete or apparently incomplete.

         "DOCUMENT RETURN LETTER" means an instrument in substantially the form of EXHIBIT G.

         "EXCEPTION FILE" is defined in SECTION 3.2.

         "FILE" means either (i) a file containing all of the Basic Papers for the relevant type of Collateral or (ii) all of such Basic Papers, as the context requires.

         "FOLLOW-UP NOTICE OF RECEIPT" means an instrument substantially in the form of EXHIBIT C with the relevant boxes in such form checked and a copy of the relevant Document Return Letter attached.

         "FNMA GUIDELINES" means the guidelines contained in the FNMA Seller's Guide and FNMA Servicer's Guide pertaining to one to four family, conventional residential mortgage loans and such other rules, regulations and guidelines adopted by FNMA that establish eligibility requirements for the purchase by FNMA of conventional residential mortgage loans or which establish loan servicing requirements for mortgage loans purchased by FNMA, as amended or supplemented from time to time.

         "FLOOD INSURANCE POLICY" means (i) any policy of insurance issued in accordance with the Flood Disaster Protection Act of 1973, as amended from time to time or, if repealed, any superseding legislation governing similar insurance coverage, or (ii) any other policy of insurance providing similar coverage against loss sustained by floods or similar hazard that conforms to the flood insurance requirements prescribed by FNMA Guidelines.

         "LENDER'S TITLE INSURANCE POLICY" means an American Land Title Association or California Land Title Association (extended coverage) form or a Texas Land Title Association form lender's title insurance policy, including all riders or endorsements thereto, together with such additional endorsements as are required by FNMA Guidelines, in an amount not less than the original principal balance of the relevant Mortgage Loan, insuring the holder of that Mortgage Loan that the related

Mortgage constitutes a valid first lien on the covered Mortgaged Premises, subject only to Permitted Encumbrances.

         "LETTER OF TRANSMITTAL" means a letter to a Company from an originator or a seller of a Mortgage Loan in substantially the form of EXHIBIT B, transferring papers that constitute, or are to become a part of, the File for a Pledged Loan.

         "LOAN NUMBER" means the loan number assigned to a Pledged Loan by the Company that owns it and customarily used by it in its internal and external communications referring to that Pledged Loan.

         "MORTGAGE" means a mortgage, deed of trust, deed to secure debt, security deed or other mortgage instrument or similar evidence of Lien legally effective in the U.S. jurisdiction where the relevant real property is located to create and constitute either (i) a valid and enforceable Lien, subject only to Permitted Encumbrances (which, in the case of permitted second priority Mortgages, includes a first and prior Lien to secure an existing Mortgage Loan held by another lender), on the fee simple estate in improved real property, or
(ii) if the Mortgaged Premises is a cooperative housing unit, a first and prior perfected security interest in the stock in the relevant cooperative housing corporation and the related lease or occupancy agreement that together evidence the ownership of and right to occupy a residential dwelling unit in the apartment building owned by such cooperative housing corporation.

         "MORTGAGE ASSIGNMENT" means an assignment of a Mortgage or Land Contract (whichever the context requires), in form sufficient under the laws of the U.S. jurisdiction where the real property covered by such Mortgage or Land Contract is located to give notice to the world of the assignment of such Mortgage or Land Contract, perfect the assignment and establish its priority relative to other transactions in respect of such Mortgage or Land Contract assigned.

         "MORTGAGED PREMISES" means the property securing a pledged Mortgage Loan or the property that is the subject matter of a pledged Land Contract, whichever the context requires.

         "NOTICE OF RECEIPT" means an acknowledgment to the Companies and a certification to the Lenders by the Warehouse Agent substantially in the form of EXHIBIT C , with the appropriate boxes checked, that the Warehouse Agent has received from (or on behalf of) the Companies and holds, as custodian, Files for the Collateral described in the copies of the Submission List(s) attached thereto. The Warehouse Agent shall not issue a Notice of Receipt for a Bridged Loan until the Warehouse Agent shall have received the Basic Papers for it (when it ceases to be a Bridged Loan and becomes regular Collateral).

         "PAYOFF REQUEST" means the authorization to be signed and delivered by the Companies to the Warehouse Agent as provided in SECTION 4.1, and in substantially the form of EXHIBIT E.

         "PAYOFF SCHEDULE" means a schedule prepared by the Warehouse Agent as provided in SECTION 4.1 setting forth certain information as to Pledged Loans for which the Companies have delivered a Payoff Request, and in substantially the form of EXHIBIT F.

         "PERMITTED ENCUMBRANCES" means, in respect of the real property securing a Pledged Loan:

         - for any Eligible Second Mortgage Loan, the Lien of one senior Mortgage Loan funded before or concurrently with such Eligible Second Mortgage Loan; and

         - for any Pledged Loan, (i) liens for real estate taxes and governmental-improvement assessments not delinquent, (ii) easements and restrictions that do not adversely affect the marketability of title to the related Mortgaged Premises or prohibit or interfere with the use of such Mortgaged Premises as a single-family residential dwelling, (iii) as to Mortgaged Premises that constitute a unit in a condominium or are part of a horizontal or vertical property regime, a declaration of condominium or other similar document that evidences the creation of such condominium or horizontal or vertical property regime, (iv) reservations as to oil, gas or mineral rights, provided such rights do not include the right to remove buildings or other improvements on or near the surface of such Mortgaged Premises or to mine or drill on the surface thereof or otherwise enter the surface for purposes of removing oil, gas or minerals, (v) agreements for the installation, maintenance or repair of public utilities, provided such agreements do not create or evidence liens on such Mortgaged Premises or authorize or permit any Person to file or acquire claims of liens against such Mortgaged Premises and (vi) such other exceptions (if any) as are acceptable under FNMA Guidelines; provided that any encumbrance not permitted pursuant to the standards of any Take-out Commitment to which the subject Pledged Loan is dedicated (or which the Companies have directly or indirectly represented to the Warehouse Agent covers such Pledged Loan) shall not be a Permitted Encumbrance.

         "PRELIMINARY TITLE REPORT" means a title report prepared by a company qualified to issue the Lender's Title Insurance Policy that sets forth (i) the legal description of the relevant Mortgaged Premises and (ii) the complete status of title as to such Mortgaged Premises.

         "PRIMARY MORTGAGE INSURANCE POLICY" means a mortgage insurance policy, issued by a private mortgage insurance company having an AAA or AA rating from Standard & Poor's Ratings Group or Fitch Investor Services, Inc. or Aaa or Aa rating from Moody's Investors Service, Inc. for claims-paying ability, in form and substance satisfactory to the Companies insuring the holder of a Mortgage Loan against all or a portion of the loss sustained by reason of a default by a Customer in the payment of principal and interest thereon, together with all riders and endorsements thereto.

         "PRINCIPAL BALANCE" means, for any day, the advanced and unpaid principal balance of a Mortgage Note or Land Contract on that day.

         "STANDARD HAZARD INSURANCE POLICY" means as to each Mortgage Loan an insurance policy in an amount not less than the principal amount of the related Mortgage Note or the maximum insurable value of the related Mortgaged Premises that a lender can require the relevant Customer to maintain by applicable law, whichever is less, providing coverage against loss to such Mortgaged Premises sustained by reason of fire or other hazards covered by a standard extended coverage endorsement, including all riders and endorsements thereto, and which conforms to the relevant Company's underwriting guidelines.

         "SUMMARY OF PLEDGED LOANS" means an instrument substantially in the form of EXHIBIT D.

         1.2 Other definitional rules applicable to this Agreement are as follows:

                 (a) Accounting terms not otherwise defined shall have the meanings given them under GAAP.


                 (b) Except where otherwise specified, all times of day are local times in Houston, Texas.


                 (c) Wherever the word "including" or a similar word is used, it shall be read as if it were written, "including by way of example but without in any way limiting the generality of the foregoing concept or description".


                 2.  DELIVERY OF FILES TO THE WAREHOUSE AGENT.


         2.1 REAFFIRMATION OF WAREHOUSE AGENT'S LIEN. As security for the payment of each Warehouse Revolving Loan now or hereafter made, each of the Companies hereby reaffirms the continuing first priority Lien granted by it to the Warehouse Agent (as agent and Representative of the Warehouse Lenders) in the Warehouse Credit Agreement in and against (i) all Collateral now or hereafter pledged by it to the Warehouse Agent, (ii) all Files and other Pledged Loan (or other Collateral) papers now or hereafter delivered to the Warehouse Agent (as such), to the Custodian or to any other agent, bailee or designee of the Warehouse Agent and (iii) the proceeds thereof. The parties agree that the Lien reaffirmed herein shall continue and remain perfected under the provisions of the applicable UCC, real estate law and/or other applicable Law, notwithstanding that the Warehouse Agent, the Custodian or any other agent, bailee or designee of the Warehouse Agent may deliver one or more of the Warehouse Collateral Papers or other papers evidencing or relating to any such Collateral to a Company (or to its servicer or designee) for the purpose of (x) correcting or completing such papers or the related File or (y) collecting or other servicing or handling of such Collateral, as provided herein.

         2.2 DELIVERIES OF WAREHOUSE COLLATERAL PAPERS TO THE WAREHOUSE AGENT. Each shipment of Warehouse Collateral Papers to the Warehouse Agent shall be accompanied by a Submission List, containing the relevant Company's Loan Number for it and other information concerning the related

Pledged Loan as called for in the form of Submission List specified by the Warehouse Credit Agreement. In respect of each Pledged Loan included in any Submission List, the Companies shall deliver (or cause to be delivered) to the Warehouse Agent from time to time a Letter of Transmittal and the File containing all of the Basic Papers (originals where specified), being the relevant group of papers described below, related to that Pledged Loan. The Basic Papers required to be included in each File shall consist of all documents designated in SECTION 2.4 or 2.6 for the relevant type of Pledged Loan by a single asterisk (*), and are required as to every Pledged Loan of that type, except for those Basic Papers described as "if applicable", in which case they shall be required only if applicable. Together with each File submitted, the Companies shall also electronically submit to the Warehouse Agent a Standard Warehouse Transmission File in the manner and format specified in SCHEDULE TF (Schedule TF may include fields for Loans of a type or types that are not as Eligible Collateral, but that shall not be construed to authorize the Companies to pledge the same or to imply that any nonpermitted Loans that may be Pledged to the Warehouse Agent from time to time shall have any Collateral Value.) Except only for Warehouse Collateral Papers sent to the Warehouse Agent on a follow-up basis after correction or to complete the File after the File has been sent to the Warehouse Agent (and identified as such in the Companies' attached transmittal letter or memorandum), the Companies shall place all Warehouse Collateral Papers delivered to the Warehouse Agent in an appropriate file folder, properly secured, and clearly marked with the debtor's or buyer's last name and the Loan Number, and such delivered Files shall be placed in a fireproof vault on the premises of the Warehouse Agent, clearly marked as property of the Warehouse Agent in its capacity as Warehouse Agent under the Warehouse Credit Agreement, and shall not be commingled with any other assets of or held by the Warehouse Agent. All Warehouse Collateral Papers shall be placed in the File in the same order as they are referred to in the Letter of Transmittal. In addition, the Companies shall not deliver to the Warehouse Agent, nor shall the Warehouse Agent assume custody of, the File for any Pledged Loan that does not contain all of the Basic Papers. If such an incomplete File is delivered to the Warehouse Agent, the Warehouse Agent shall either (i) notify the Companies that the Warehouse Agent is temporarily retaining the File without accepting custody of it pending the Warehouse Agent's receipt of the missing Basic Papers or (ii) return it to the Companies or their designee.

         2.3 DELIVERIES OF MORTGAGE NOTES WITHOUT COMPANIES' ENDORSEMENT. No Pledged Loan shall be delivered without the endorsement, in blank, of whichever Company owns it, except pursuant to the provisions of this Section. No Mortgage Note or Land Contract for a Pledged Loan shall be submitted to the Warehouse Agent without a Company's endorsement. Each Company hereby appoints the Warehouse Agent as its attorney- in-fact -- which appointment is coupled with an interest and shall be irrevocable until the Obligations shall have been fully paid and satisfied and the Warehouse Lenders have no commitment to lend to the Borrowers -- to stamp any such Mortgage Note or Land Contract when received to identify it as a Pledged Loan owned and submitted by such Company (with a stamp of such Company's name), and the transfer warranties made to the Warehouse Agent by the pledgor Company as provided in UCC Section 3.416 in respect of each such Mortgage Note or Land Contract so stamped will, by operation of this Agreement, automatically, irrevocably and conclusively be deemed to extend to and benefit any subsequent transferee of such Mortgage Note or Land Contract, to the same effect as if such transfer of such Mortgage Note or Land Contract to the Warehouse Agent were made by and with the manual indorsement of the pledgor Company.

         2.4 BASIC PAPERS FOR A MORTGAGE LOAN. The Basic Papers for a pledged Mortgage Loan are:

                 (a)      (*)     Letter of Transmittal;


                 (b)      (*)     the original Mortgage Note, bearing all
intervening endorsements and endorsed by its payee (or, if there are any endorsements, its last previous endorsee) either in blank or in another manner acceptable to the Warehouse Agent;


                 (c)      (*)     (if applicable) the original assumption
agreement;


                 (d)      (*)     (if applicable) the recorded original of the
power of attorney for the maker of the Mortgage Note, or a certified copy accompanied by evidence of the original's recordation, or -- if the original has been sent for recording -- a copy certified to be a true and complete copy of the power of attorney submitted for recordation;


                 (e)      (*)     a certified copy of the mortgage, deed of
trust or trust deed securing such Mortgage Note accompanied by a Certifying Officer's Certificate stating that the original has been properly sent for recordation;


                 (f)      (*)     the recorded original of a Mortgage
Assignment assigning the Mortgage in a manner acceptable to the Warehouse Agent (including, if applicable, all intervening assignments); or a certified copy accompanied by a Certifying Officer's Certificate that the original has been properly recorded, or a signed original of a Mortgage Assignment, or (except as to any assignment in blank), if the original has been sent for recording, a copy certified to be a true and complete copy of the Mortgage Assignment submitted for recordation;


                 (g)      (*)     (for Subprime Mortgage Loans only) a copy of
the pages from an original Appraisal Report setting forth (i) the appraisal number, (ii) the property description, (iii) the appraiser's opinion of value and (iv) the appraiser's signature.


         2.5 ADDITIONAL PAPERS FOR A MORTGAGE LOAN. Although the following papers are not required to be submitted to the Warehouse Agent, by submitting any Mortgage Loan to the Warehouse Agent, the submitting Company shall be deemed to represent to the Warehouse Agent and the Warehouse Lenders that that Company or that Mortgage Loan's Servicer (if not that Companies) has possession of them:

                 (A)      the recorded original of the Mortgage;

                 (B) (for Mortgage Loans that are not Subprime Mortgage Loans only) the original Take-out Commitment covering such Mortgage Loan;

                 (C)      the original Appraisal Report;

                 (D) except in respect of a second lien Mortgage Loan for which the applicable Company's underwriting guidelines do not require lender's title insurance, an original lender's or mortgagee's title insurance policy, a commitment to issue one or (if applicable) a Preliminary Title Report;

                 (E) (i) for any FHA Mortgage Loan, the original or a copy of the HUD-1 Settlement Statement signed by the maker(s) of the Mortgage Note and by its escrow/settlement agent with the certifications by each that are required by HUD Mortgagee Letter 86-10 dated May 5, 1986, or (ii) for any other Mortgage Loan, a copy of the HUD-1 Settlement Statement accompanied by a Certifying Officer's Certificate signed by the escrow/settlement agent stating substantially that the statement is an accurate account of the Mortgage Loan transaction (or a copy of such statement signed by the maker(s) of the Mortgage
Note); provided that the Companies shall not be required to have possession thereof before thirty (30) days after original submission of the Basic Papers for such a Mortgage Loan to the Warehouse Agent; and

                 (F) unless the applicable Company's underwriting guidelines do not require a Primary Mortgage Insurance Policy for the relevant type of Mortgage Loans, if the original loan-to-value ratio of the Mortgage Loan was greater than eighty percent (80%), a certificate of Primary Mortgage Insurance Policy.

         2.6 BASIC PAPERS FOR A LAND CONTRACT. The Basic Papers for a pledged Land Contract are:

                 (a)      (*)     Letter of Transmittal;


                 (b)      (*)     the original Land Contract, including all
intervening assignments to assign it to the relevant Company and either including or having attached to it an assignment by such Company either in blank or in another manner acceptable to the Warehouse Agent;


                 (c)      (*)     (if applicable) the recorded original of the
power of attorney for the buyer under the Land Contract appointing the person who executed the Land Contract as such buyer's or debtor's attorney-in-fact, or a certified copy accompanied by evidence of the original's recordation, or -- if the original has been sent for recording -- a copy certified to be a true and complete copy of the power of attorney submitted for recordation;


                 (d)      (*)     the original warranty deed by which the real
property that is the subject of the Land Contract was conveyed to the relevant Company;

                 (e)      (*)     a quitclaim or special warranty deed
conveying such real property in blank, duly executed and acknowledged by the relevant Company and in the appropriate form for recordation in the official real property records of the U.S. jurisdiction where such real property is located and otherwise sufficient to convey the fee simple estate in and to such real property to any grantee whose name is inserted into the blank in such deed, subject to no Liens except Liens for nondelinquent real estate taxes and assessments against such real property only, and to no title exceptions other than those permitted by the relevant Company's underwriting guidelines for Land Contracts; and


                 (f)      (*)     an assignment of all of the seller's estate,
right, title and interest in and under the Land Contract, in blank, duly executed and acknowledged by the relevant Company and in the appropriate form for recordation in the official real property records of the U.S. jurisdiction where such real property is located.


         2.7 FOLLOW-UP BY THE COMPANIES. The Companies shall deliver or cause to be delivered to the Warehouse Agent originals of all File documents when copies, commitments or preliminary reports were initially submitted, except for Mortgages, lender's or mortgagee's title insurance policies, commitments or Preliminary Title Reports, Appraisal Reports, HUD-1 Settlement Statements, survey plats, architectural and engineering reports and environmental inspection reports, originals of which shall not be delivered unless the Warehouse Agent shall specifically request them on a case-by-case basis.

      3. WAREHOUSE AGENT'S RECEIPT, EXAMINATION, RECEIPT FOR AND CERTIFICATION OF FILES.


         3.1 Warehouse Agent's Examination of Basic Papers. Within one (1) Business Day after each receipt of Files or as promptly as practicable thereafter, the Warehouse Agent shall examine each File so received to confirm that the Basic Papers in such File appear on their faces to satisfy the following relevant requirements:

                 (a) each Mortgage Note and Mortgage or Land Contract in the File bears an original signature or signatures purporting to be the signature or signatures of the Person or Persons named as the maker and mortgagor or grantor under such promissory note or the debtor or buyer under such Land Contract or, in the case of copies of the Mortgage permitted under a relevant provision of SECTION 2, that such copies bear a reproduction of such signature or signatures.


                 (b) except for the endorsement to the Warehouse Agent, no Mortgage Note, Mortgage, or Mortgage Assignment (including any intervening assignments and endorsements) or Land Contract in the File contains any endorsements evidencing any claims, liens, security interests, encumbrances or restrictions on transfer.

                 (c) each Mortgage Note or Land Contract in the File bears an original of an endorsement by the named holder or payee endorsing such promissory note or Land Contract (i) in a manner acceptable to the Warehouse Agent or (ii) in blank, with an original signature that purports to be the signature of the named note payee, note holder, Land Contract assignee or its representative.

                 (d) any power of attorney in the File (A) bears an original signature purporting to be the signature of the maker of the Mortgage Note and the mortgagor or grantor of the Mortgage or the buyer under the Land Contract and (B) bears evidence that such power of attorney was recorded in the appropriate records depository for the jurisdiction where the relevant Mortgaged Premises are located or in case of copies permitted under a relevant provision of SECTION 2, that such copies bear a reproduction of such signatures and such evidence of recordation.


                 (e) the original of each Mortgage Assignment (including any intervening assignments) in the File bears an original signature purporting to be the signature of the named mortgagee or beneficiary, Land Contract seller or Land Contract assignee (and any other necessary party) or its representative, or in the case of copies permitted under a relevant provision of SECTION 2, that such copies bear a reproduction of such signature or signatures.


                 (f) the information set forth on the Submission List concerning such File is correct (insofar as the accuracy of such information can be determined from an examination of the File delivered to the Warehouse Agent).


                 (g) the principal amount of the indebtedness secured by any Mortgage in the File is identical to the original principal amount of the Mortgage Note that it purports to secure.


                 (h) the description of the real property set forth in whichever of the Lender's Title Insurance Policy, the written commitment for the issuance of a Lender's Title Insurance Policy, or the Preliminary Title Report is included in the File in compliance with the relevant provision of
SECTION 2 is substantially identical to the real property description contained in the relevant Mortgage (if any) in that File.


                 (i) if a Preliminary Title Report is included in the File in compliance with the relevant provision of SECTION 2, the location of the Mortgaged Property is in a state listed on EXHIBIT H.


                 (j) the Lender's Title Insurance Policy (or the written commitment to issue a Lender's Title Insurance Policy) is not less than the original principal amount of the Mortgage Note and such Lender's Title Insurance Policy purports to insure that the Mortgage constitutes a first lien, senior in priority to all other deeds of trust, mortgages, deeds to secure debt, financing statements and security agreements and to any mechanics' liens, judgment liens or writs of attachment (or if the Lender's Title Insurance Policy has not been issued, the written commitment for such insurance appears to obligate the insurer to issue a policy which will insure the Mortgage as specified in this Section.

         3.2 WAREHOUSE AGENT'S NOTICE OF RECEIPT AND CERTIFICATION; EXCEPTION FILES. If the Warehouse Agent has determined that such Basic Papers satisfy on their faces the requirements for that type of Pledged Loans stated in this Agreement, the Warehouse Agent shall issue the Warehouse Agent's signed Notice of Receipt with a copy of the relevant Submission List attached, send a copy of it to the Companies and retain another signed counterpart original of it to serve as the Warehouse Agent's Certification to the Warehouse Lenders of the relevant Files. The Warehouse Agent shall make such original Certifications available to the Warehouse Lenders on their request. If upon examination of the Basic Papers included in any File, the Warehouse Agent either (i) determines that the Basic Papers on their faces do not satisfy those requirements, or (ii) is unable to confirm that the Basic Papers on their faces satisfy those requirements, then and in either such case, the Warehouse Agent shall retain such File (an "EXCEPTION FILE") instead of returning it to the Companies and shall both (1) strike through such Pledged Loan on the Submission List attached to the Notice of Receipt issued by the Warehouse Agent for the group of Files in which such Exception File was submitted and (2) advise the Companies -- either telephonically or electronically, mailing a written confirmation notice to the relevant Company on the same Business Day -- of the defect or apparent defect in that File. The Warehouse Agent agrees to provide the relevant Company a weekly written summary report listing the preceding week's Exception Files and indicating their defects or apparent defects. Upon correction or completion of any such Exception File, the Warehouse Agent shall issue a Follow-up Notice of Receipt for it.

         3.3 POSSESSION OF FILES. Following the Warehouse Agent's receipt of each File or any papers subsequently added to it, the Warehouse Agent shall retain possession and custody of them, for and on behalf of the Warehouse Lenders, Pro Rata, and as the agent and bailee for the Warehouse Lenders for the purpose of maintaining continuous perfection of the Lien of the Warehouse Agent, as Representative of the Warehouse Lenders. Upon such receipt the Warehouse Agent shall also make appropriate notations in the Warehouse Agent's books and records to reflect that the File has been pledged to the Warehouse Agent for and on behalf of the Warehouse Lenders, Pro Rata, which has acquired and holds a Lien and security interest on and in such File, for and on behalf of the Warehouse Lenders, Pro Rata.

         3.4 CERTIFICATION OF PAPERS PREVIOUSLY CERTIFIED BY THE WAREHOUSE AGENT. If Mortgage Loans are purchased from a seller for which Texas Commerce was document custodian for the Pledged Loans sold, Texas Commerce makes no warranty as to the condition of the Files, the completeness, accuracy or any other characteristics of the Files or the circumstances or documentation under which the Pledged Loans were previously certified, other than as set forth in this Agreement and no previous certification by Texas Commerce to or for any other Person or entity will be construed to benefit any party to this Agreement or anyone claiming by, through or under any such party.

                  4.  RELEASE OF FILES BY THE WAREHOUSE AGENT.


         4.1 TO OTHERS. For all Pledged Loans to be securitized, sold or transferred pursuant to SECTION 9.4(A) of the Warehouse Credit Agreement, the Companies shall deliver a Payoff Request as required by that Section and instructions for shipping the Basic Papers for the affected Pledged Loans to the relevant investor (or its custodian or other designee) in the form of
SCHEDULE 4.1, whereupon the Warehouse Agent shall ship them either pursuant to such written Bailee Agreement as shall have theretofore been entered into among the relevant Company, such investor and the Warehouse Agent or, if no such Bailee Agreement is in force, under cover of a Bailee Letter substantially in the form of EXHIBIT A. At the time of -- or immediately before -- the transfer of the Pledged Loans so designated, the relevant Company will cause the issuer or transferee to deposit, or -- in the case of a redemption -- will itself deposit, with the Warehouse Agent, in immediately available funds, all or such portion of the proceeds of such securitization, sale or other transfer to which the Company that owns such Pledged Loans is entitled, plus (unless, pursuant to the Free Release Proviso, no paydown of the Warehouse Revolving Loans is required) such additional funds as are necessary to satisfy and pay the aggregate Redemption Amount for such Pledged Loans stated in the completed Payoff Schedule. Upon the Warehouse Agent's receipt of the aggregate Redemption Amount for such Pledged Loans to be released that is due the Warehouse Lenders as shown in the completed Payoff Schedule (or, if pursuant to the Free Release Proviso, no paydown of the Revolving Warehouse Loans is required therefor, upon the relevant Company's request), the Warehouse Agent is hereby authorized to deliver to the transferee designated by the Companies possession and custody of the Files relating to the Pledged Loans that are referred to in the Payoff Request. Upon receipt by the Warehouse Agent of such funds or request (as applicable), each of the Warehouse Lenders and the Warehouse Agent agrees with the Companies that all claims, rights, liens and security interests of the Warehouse Lenders and the Warehouse Agent, as agent and Representative of the Warehouse Lenders, however arising, in and to the Pledged Loans referred to in the Payoff Schedule, shall terminate. It is understood that the Warehouse Agent may also function as an agent, bailee and/or document custodian for the transferee, in which event the Warehouse Agent will not physically deliver the affected Files, but may instead issue its trust receipt to the transferee acknowledging that it is holding the affected Files for the benefit of the transferee, but in such event, the Companies' obligations pursuant to this Section are not diminished or modified. The trust receipt may be in the form of either a written or electronic receipt in favor of the transferee. Except in respect of GNMA, FNMA, FHLMC or Advanta, unless the Warehouse Agent shall otherwise agree on a case-by-case basis, the Warehouse Agent will not ship any more Files to any investor to which the Warehouse Agent has already shipped Files for Pledged Loans having aggregate Collateral Values in excess of Five Million Dollars ($5,000,000) which are still outstanding (i.e. which such investor has neither purchased and paid for nor returned to the Warehouse Agent).

         4.2 TO THE COMPANIES FOR CORRECTION OR SERVICING. From time to time and as appropriate for the correction, foreclosure or other servicing of any of the Pledged Loans, the Warehouse Agent is hereby authorized, but is not obligated, upon written request of the Companies

-- or on the Warehouse Agent's own initiative in any case where corrections are necessary or appropriate -- to release to them the Files or the Warehouse Collateral Papers specified in such request for correction or servicing. Each Company hereby agrees to request all such releases of Files or specific Warehouse Collateral Papers by a written request made in the form of EXHIBIT I, and to receipt for Files or Warehouse Collateral Papers returned to the Company by the Agent other than pursuant to such a written request by completing and returning the Companies' trust receipt in the form of EXHIBIT I, and specifically hereby acknowledges that each such written request or acknowledgment shall also constitute a trust receipt whereby it holds the Warehouse Collateral Papers returned to it in trust and as agent and bailee for the Warehouse Lenders and their agent, the Warehouse Agent, and that the Warehouse Lenders and the Warehouse Agent shall continue to have, and the Companies shall jointly and severally be obligated to defend, a security interest in the Warehouse Collateral Papers pursuant to the Warehouse Credit Agreement. Each Company agrees to promptly return to the Warehouse Agent the File or such Warehouse Collateral Papers when such Company's need therefor in connection with such foreclosure, servicing or correction no longer exists (but not later than ten (10) days without the Warehouse Agent's consent -- or twenty-one (21) days in any case -- after receipt thereof by such Company), unless the Pledged Loan shall be liquidated, in which case, upon receipt of a certification to that effect from such Company to the Warehouse Agent and the receipt by the Warehouse Agent of the proceeds of such liquidation, such Company's trust receipt shall be released by the Warehouse Agent to such Company. Unless the Agent shall otherwise agree, the Companies may not obtain releases of Files and Warehouse Collateral Papers by the Warehouse Agent when the aggregate Collateral Values of Mortgage Loans (excluding Mortgage Loans that have been liquidated) whose Files and Warehouse Collateral Papers were previously released by the Agent and have not returned to the Agent exceeds the lesser of (i) ten percent (10%) of the amount of Warehouse Revolving Loans outstanding from time to time or (ii) One Million Dollars ($1,000,000).

         4.3 TO THE COMPANIES AFTER REDEMPTION. Upon the Companies' satisfaction of the requirements for redemption of Pledged Loans pursuant to
SECTION 9.3 of the Warehouse Credit Agreement pursuant to the Company's written redemption request delivered to each of the Agent and the Custodian, the Custodian will release and ship the such redeemed Pledged Loans' Files to the Company designated in the redemption request.

         4.4 EXPRESS NEGLIGENCE INDEMNIFICATION. The Warehouse Agent shall not be liable for executing, for failing to execute or for any mistake in the execution of any request or instructions in connection with the certification, release or shipment of any Warehouse Collateral Papers, except in the case of the gross negligence or willful misconduct of the Warehouse Agent. THE COMPANIES HEREBY EXPRESSLY, JOINTLY AND SEVERALLY INDEMNIFY THE WAREHOUSE AGENT FROM ITS OWN SIMPLE NEGLIGENCE IN CONNECTION WITH THE RECEIPT, CERTIFICATION, RELEASE OR SHIPMENT OF ANY FILE OR WAREHOUSE COLLATERAL PAPER.

                   5.  RIGHT OF INSPECTION BY THE COMPANIES.

          Upon reasonable notice to the Warehouse Agent, the Companies or their duly authorized representative, may at any time, during ordinary business hours, inspect and examine the Files in the possession and custody of the Warehouse Agent at such place or places where such Files are deposited.


                          6.  WAREHOUSE AGENT'S FEES.

         The Companies will pay the fees of the Warehouse Agent accrued under this Agreement pursuant to a separate arrangement between them. The duties of the Warehouse Agent hereunder shall be independent of the Companies' performance of their obligations to the Warehouse Agent to pay such fees.


                         7.  TERMINATION OF AGREEMENT.

         This Agreement shall become effective on and as of the date hereof and shall terminate upon the Warehouse Agent's receipt of written notice of termination signed by the Company and all of the Warehouse Lenders -- determined for purposes of this Section as excluding the Warehouse Agent -- and delivery of all Files then held by the Warehouse Agent to a successor custodian or, if authorized in writing by the Warehouse Agent, to the Companies or their designee. Notwithstanding termination, the Warehouse Agent's security interest (as agent and Representative of the Warehouse Lenders) in the Pledged Loans and their proceeds shall continue in effect until all Warehouse Revolving Loans secured thereby and all other obligations of the Companies to the Warehouse Lenders have been paid and satisfied in full. The termination of this Agreement shall not operate to remove Texas Commerce as Warehouse Agent for purposes of the Warehouse Credit Agreement.


                    8.  RESIGNATION OR REMOVAL OF CUSTODIAN.


         8.1 QUALIFICATIONS OF CUSTODIAN. The "custodian" of the Warehouse Collateral Papers shall be the Warehouse Agent, unless the Warehouse Agent shall resign as "custodian" (which does not necessarily obligate the Warehouse Agent to resign as Warehouse Agent -- the two roles may be bifurcated). The "custodian" shall satisfy the same qualifications as is required of the Warehouse Agent according to the terms of the Warehouse Credit Agreement and shall at all times be a commercial bank or trust company organized and doing business under the laws of the United States of America or any state, district or territory of it authorized under such laws to exercise corporate trust powers, having a combined capital and unimpaired surplus of at least Fifty Million Dollars ($50,000,000), having -- or if owned by a bank holding company, such bank holding company having -- either (i) a rating of C or better by Thomson Bank Watch, Inc. or (ii) a rating of either "A" or better by Standard and Poor's Ratings Group or "A" or better by Moody's Investors Service, Inc. for its most senior class of unsecured debt and subject to supervision or examination by a federal, state, district or territorial Governmental Authority. The "custodian" shall have an office and place of business in Houston, Texas, if there is such a commercial bank or trust company willing and able to act as the Custodian on reasonable and customary terms. If such commercial bank or trust company publishes reports of conditions at least annually, pursuant to law or to the requirements of its supervising or examination Governmental Authority, then for the purposes of this Section, the combined capital and unimpaired surplus of such commercial bank or trust company shall be deemed to be its combined capital and unimpaired surplus as set forth in its most recent report of condition so published. Notwithstanding the foregoing, Residential Funding Corporation shall be eligible for selection and service as successor or substitute Custodian and shall not be required to have an office and place of business in Houston, Texas. In case the Custodian shall cease at any time to be eligible in accordance with the provisions of this Section, the Custodian shall resign immediately in the manner and with the effect hereinafter specified in this
SECTION 8.

         8.2 RESIGNATION OF THE CUSTODIAN OR ANY SUCCESSOR CUSTODIAN. The Warehouse Agent, or any agent or agents hereafter appointed, at any time may resign as "custodian" of the Warehouse Collateral Papers under this Agreement by giving thirty (30) days written notice of resignation to the Companies and the Warehouse Lenders and complying with the applicable provisions of this
SECTION 8. Upon resignation of the Warehouse Agent as custodian, the Companies shall have twenty (20) days in which to appoint and designate a successor acceptable to and approved by the Majority Warehouse Lenders and the Warehouse Agent shall deliver all Files to the Person so designated within ten (10) days. If the Companies fail to designate such an approved successor custodian within such 20-day period, then the Warehouse Agent shall retain possession and custody of the Files at the address provided in SECTION 10 until such time as the Majority Warehouse Lenders have designated a new custodian. Appointment of the successor custodian shall be accomplished by written instrument, in triplicate, one copy of which instrument shall be delivered to the resigning "custodian," one copy to the Warehouse Agent (if the Warehouse Agent is not the resigning "custodian") and one copy to the successor Warehouse Agent.

         8.3 REMOVAL OF THE CUSTODIAN OR ANY SUCCESSOR CUSTODIAN. If (a) the Warehouse Agent or successor custodian shall cease to be eligible in accordance with the provisions of SECTION 8.1 and shall fail to resign after written request by the Majority Warehouse Lenders; (b) a receiver of the Warehouse Agent or successor custodian or of its property shall be appointed or any Governmental Authority shall take charge or control of the Warehouse Agent or successor custodian or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or (c) the Warehouse Agent or successor custodian shall be grossly negligent in the performance of its material duties and obligations under this Agreement or engage in willful misconduct concerning any such material duties and obligations, then, in any such case, upon the unanimous consent of all the Warehouse Lenders -- excluding for purposes of this section the Warehouse Agent or successor custodian -- and the Companies, the Warehouse Agent or successor custodian may be removed as "custodian" of the Warehouse Collateral Papers and a successor custodian appointed by written instrument, in triplicate, one copy of which shall be delivered to the custodian so removed, one copy to the Warehouse Agent (if the Warehouse Agent is not the custodian removed) and one copy to the successor custodian.

         8.4 EFFECTIVE DATE OF RESIGNATION OR REMOVAL. No resignation or removal of the Warehouse Agent or successor custodian as "custodian" of the Warehouse Collateral Papers shall be effective until a successor custodian is appointed pursuant to the provisions of this SECTION 8 and has accepted the appointment as provided in this SECTION 8. The Warehouse Agent, or any successor custodian hereafter appointed, shall continue to act as custodian under this Agreement until it delivers the Files to a duly appointed successor.

         8.5 SUCCESSOR CUSTODIAN. Any successor custodian appointed as provided in this SECTION 8 shall execute and deliver to the Companies, the Warehouse Lenders, the Warehouse Agent and to its predecessor custodian an instrument accepting such appointment, and thereupon the resignation or removal of the predecessor custodian shall become effective and such successor custodian, without any further act, deed or conveyance, shall become vested with all the rights and obligations of its predecessor, with like effect as if originally named as the custodian and shall assume all the duties and obligations in this Agreement as Warehouse Agent (but not the duties and obligations of the Warehouse Agent under the Warehouse Credit Agreement unless the successor custodian is also a successor Warehouse Agent); provided that upon the written request of the Companies, the Majority Warehouse Lenders or the successor custodian, the custodian ceasing to act shall execute and deliver
(a) an instrument transferring to such successor custodian all of the rights of the custodian so ceasing to act and (b) to such successor custodian such instruments as are necessary to transfer the Collateral to such successor custodian (including assignments of all Collateral or documents related to the Collateral). Upon the request of any such successor custodian made from time to time, the Companies shall execute any and all papers which the successor custodian shall request or require to more fully and certainly vest in and confirm to such successor custodian all such rights. No successor custodian shall accept appointment as provided in this Section unless at the time of such acceptance such successor custodian shall be eligible under the provisions of
SECTION 8.1.

         8.6 MERGER OF THE CUSTODIAN OR ANY SUCCESSOR CUSTODIAN. Any Person into which the Warehouse Agent or any successor custodian may be merged or converted or with which it may be consolidated, or any Person surviving or resulting from any merger, conversion or consolidation to which the Warehouse Agent or successor custodian shall be a party or any Person succeeding to the commercial banking business of the Warehouse Agent or such successor custodian, shall be the successor custodian without the execution or filing of any paper or any further act on the part of any of the parties.

         8.7 APPOINTMENT OF SUCCESSOR CUSTODIAN; TRANSFER OF PLEDGED LOANS. The Warehouse Agent shall, as part of the transfer of the Files, assign the Mortgages and endorse the Mortgage Notes and the Land Contracts (without recourse or warranty) to the successor custodian. The Warehouse Agent shall not be responsible for the fees of any successor custodian, all such fees to be paid by the Companies.

     9.  LIMITATION ON OBLIGATIONS OF WAREHOUSE AGENT; EXPRESS NEGLIGENCE.

         The Warehouse Agent agrees to use its best judgment and good faith in the performance of any obligations and duties required under this Agreement and shall incur no liability to any other party to this Agreement for its acts or omissions hereunder, except as may result from its gross negligence or willful misconduct. The Warehouse Agent shall be entitled to rely upon the advice of its legal counsel from time to time and shall not be liable for any action or inaction by it in reliance upon such advice. The Warehouse Agent shall also be entitled to rely upon any notice, document, correspondence, request or directive received by it from any other party to this Agreement that the Warehouse Agent believes to be genuine and to have been signed or presented by the proper and duly authorized officer or representative thereof, and shall not be obligated to inquire as to the authority or power of any Person so executing or presenting such documents or as to the truthfulness of any statements set forth therein. THE COMPANIES JOINTLY AND SEVERALLY AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE WAREHOUSE AGENT AND EACH WAREHOUSE LENDER FROM AND AGAINST ANY CLAIM, LEGAL ACTION, LIABILITY OR LOSS THAT IS INITIATED AGAINST OR INCURRED BY THE WAREHOUSE AGENT OR ANY WAREHOUSE LENDER, INCLUDING COURT COSTS AND REASONABLE ATTORNEYS' FEES AND DISBURSEMENTS, IN CONNECTION WITH THE WAREHOUSE AGENT'S PERFORMANCE OF ITS DUTIES UNDER THIS AGREEMENT, INCLUDING THOSE CAUSED IN WHOLE OR IN PART BY THE ORDINARY NEGLIGENCE OF THE WAREHOUSE AGENT, EXCLUDING, AS TO THE WAREHOUSE AGENT, ONLY THOSE CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE WAREHOUSE AGENT. The Warehouse Agent shall at its own expense maintain at all times during the existence of this Agreement and keep in full force and effect (a) fidelity insurance, (b) theft of documents insurance, and (c) forgery insurance. All such insurance shall be with standard coverage and subject to deductibles as is customary for insurance typically maintained by banks which act as custodians and be in such amounts and with insurance companies reasonably acceptable to the Companies.


                                 10.  NOTICES.

         Any notice, demand or consent, required or permitted by this Agreement shall be in writing and shall be effective and deemed delivered only when received by the party to which it is sent. Any such notice, demand or consent shall be delivered in person or transmitted by a recognized private courier service or deposited with the United State Postal Service, certified mail, postage prepaid, return receipt requested, addressed as follows, unless such address is changed by written notice hereunder:

If to the Companies:

MCA Financial Corp.
23999 Northwestern Hwy, Suite 230
Southfield, Michigan 48075
Attention:  Mr. Keith D. Pietila
Phone:  (248) 358-5555
Fax:  (248) 358-7507

If to the Warehouse Agent:

Texas Commerce Bank National Association
712 Main Street
Houston, Texas 77002  (for messenger deliveries)
P. O. Box 2558
Houston, Texas 77252  (for mail deliveries)
Attention: Ms. Pamela E. Skinner
Phone:  (713) 216-5382
Fax:  (713) 216-2082


                    11.  WAREHOUSE LENDERS' PARTICIPATIONS.

         The Warehouse Lenders shall be entitled at any time or from time to time, on the terms and conditions of SECTION 15.17 of the Warehouse
Credit Agreement, to sell participations in Warehouse Revolving Loans and Commitments under the Warehouse Credit Agreement, provided that the Warehouse Agent retains the exclusive authority, notwithstanding any such participation arrangements, to execute this Agreement (including all Exhibits).


                             12.  CONTROLLING LAW.

         This Agreement and all questions relating to validity, interpretation, performance and enforcement, shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Texas, notwithstanding any Texas or other conflict-of-law provisions to the contrary.


              13.  AGREEMENT FOR THE EXCLUSIVE BENEFIT OF PARTIES.

         This Agreement is for the exclusive benefit of the parties hereto and the Warehouse Lenders (including in the case of the Warehouse Lenders, the Warehouse Lenders' participants), and their respective successors and permitted assigns, and shall not be deemed to create or confer any legal or equitable right, remedy, or claim upon any other Person whatsoever.


                             14.  ENTIRE AGREEMENT.

         This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof, including any prior custody agreements. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of them terms hereof. This Agreement may not be amended, modified or supplemented unless such amendment, modification or supplement is set forth in a writing signed by the Companies, the Agent and such of the Warehouse Lenders whose consent or approval is required by the applicable provisions of SECTIONS 15.2 through 15.4 of the Warehouse Credit Agreement.

                                 15.  EXHIBITS.

         All Exhibits referred to herein or attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.


                         16.  INDULGENCES, NOT WAIVERS.

         Neither the failure nor any delay on the part of a party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege or with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is writing and is signed by the parties asserted to have granted such waiver.


                   17.  TITLES NOT TO AFFECT INTERPRETATION.

         The titles of sections and subsections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.


                           18.  PROVISIONS SEPARABLE.

         The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provisions may be invalid or unenforceable in whole or in part.


           19.  RELATIONSHIP OF THE COMPANIES TO THE WAREHOUSE AGENT.


         19.1 The Warehouse Agent and each other party hereto shall be entitled to deal with the Companies and with any and all Warehouse Collateral Papers, payments, instructions, notices or other instruments, without regard to the ownership or other interests of the Companies in the Pledged Loans, and THE COMPANIES JOINTLY AND SEVERALLY AGREE TO INDEMNIFY, DEFEND AND HOLD HARMLESS THE WAREHOUSE AGENT AND EACH WAREHOUSE LENDER FROM AND AGAINST ALL CLAIMS, DEMANDS, ACTIONS, LIABILITIES, COSTS AND DAMAGES WHICH THEY, OR ANY OF THEM, MAY INCUR OR BE SUBJECTED TO AS A RESULT OF OR RELATING TO ACTIONS OR INACTIONS TAKEN PURSUANT HERETO, INCLUDING THOSE ARISING IN WHOLE OR IN PART DUE TO THE ORDINARY NEGLIGENCE OF THE INDEMNIFIED PARTY, EXCLUDING ONLY CLAIMS SOLELY CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTIES.




              (The remainder of this page is intentionally blank)

         IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first set forth above.


MCA FINANCIAL CORP.                       MCA MORTGAGE COMPANY


By: Keith D. Pietila                      By: Lee P. Wells
   ---------------------------------         ----------------------------------
Name: KEITH D. PIETILA                    Name: LEE P. WELLS
     -------------------------------           --------------------------------
Title: EXECUTIVE VICE PRESIDENT           Title: PRESIDENT
      ------------------------------            -------------------------------

MORTGAGE CORPORATION                      MORTGAGE CORPORATION OF AMERICA,
 OF AMERICA                                 INC.


By: Keith D. Pietila                      By: Lee P. Wells
   ---------------------------------         ----------------------------------
Name: KEITH D. PIETILA                    Name: LEE P. WELLS
     -------------------------------           --------------------------------
Title: VICE PRESIDENT                     Title: PRESIDENT
      ------------------------------            -------------------------------


TEXAS COMMERCE BANK NATIONAL
  ASSOCIATION, as Warehouse Agent


By: Pamela E. Skinner
   ---------------------------------
Name: PAMELA E. SKINNER
     -------------------------------
Title: VICE PRESIDENT
      ------------------------------





                    Unnumbered counterpart signature page to
               Custody Agreement between (i) MCA Financial Corp.,
                  MCA Mortgage Corp., Mortgage Corporation of
             America and Mortgage Corporation of America, Inc. and
         (ii) Texas Commerce Bank National Association, Warehouse Agent

Attached:

Exhibit A     -      Forms of Bailee Letters
Exhibit B     -      Form of Letter of Transmittal
Exhibit C     -      Form of Notice/Followup Notice of Receipt
Exhibit D     -      Form of Summary of Pledged Loans
Exhibit E     -      Form for Payoff Requests
Exhibit F     -      Form for Payoff Schedule
Exhibit G     -      Form of Document Return Letter
Exhibit H     -      Preliminary Title Report States
Exhibit I     -      Form of Trust Receipt

Schedule 4.1  -      Form of Shipping Request
Schedule TF   -      Standard Warehouse Transmission File instructions

                                   EXHIBIT A
                              TO CUSTODY AGREEMENT

                      [FORM OF BAILEE LETTER FOR SHIPMENTS
                      OF LOANS TO INVESTORS FOR PURCHASE]

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                                 P. O. BOX 2558
                           HOUSTON, TEXAS  77252-8041

                                     [date]


[Investor's name and address]

         Re: "Bailee Letter" for [COMPANY NAME]'s Loan(s) shipped herewith for your inspection and purchase

Ladies and Gentlemen:

WHAT AND WHOSE LOANS ARE ENCLOSED?

Pursuant to the request of [COMPANY NAME] (the "MORTGAGE COMPANY"), Texas Commerce Bank National Association (the "WAREHOUSE AGENT/CUSTODIAN"), as agent and documents custodian for a syndicate of lenders (the "WAREHOUSE LENDERS") to the Mortgage Company, hereby delivers to you with this letter the promissory notes or Land Contracts evidencing the loans ("LOANS") described on the attached Schedule of Shipped Loans and related loan documents (collectively, the "LOAN PAPERS").

THE SHIPPED LOANS ARE STILL PLEDGED TO THE WAREHOUSE LENDERS

To secure the Mortgage Company's debt and other obligations to the Warehouse Lenders, the Mortgage Company has pledged (among other collateral) the Loans to the Warehouse Lenders, and has collaterally assigned to the Warehouse Agent/Custodian and granted the Warehouse Agent/Custodian (as agent and representative of the Warehouse Lenders) a security interest in (i) the Loan Papers, (ii) the Loans that they evidence and (iii) all related security and rights. The Warehouse Lenders and the Warehouse Agent/Custodian expressly retain and reserve all of their rights in the Loans and the Loan Papers until you have purchased and actually made payment to the Warehouse Agent/Custodian for them in accordance with this letter.

YOU ARE OUR BAILEE

During the period from your receipt of Loans until you have either so purchased and paid for them or you have returned them to our possession, you are and will be bailee for the Warehouse Lenders and the Warehouse Agent/Custodian as their agent and secured party on their behalf, for the purpose of perfecting and maintaining perfection of the security interest that the Mortgage Company has granted to the Warehouse Lenders and the Warehouse Agent/Custodian in (or pursuant to) the 10/97

[Investor's name]
[Date]
Page [number]

Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 among the Mortgage Company, the Warehouse Lenders and the Warehouse Agent/Custodian, as supplemented, amended or restated from time to time (the "WAREHOUSE CREDIT AGREEMENT").

PERSONS AUTHORIZED TO ACT

Only the persons named on the attached Schedule of Warehouse Agent/Custodian's Authorized Persons (the "WAREHOUSE AGENT/CUSTODIAN'S AUTHORIZED PERSONS") have authority to request or direct you to take any action, or to make any agreement with you, with respect to the Loans. You may not honor any notice, direction or other communication from the Mortgage Company (or anyone else) concerning the Loans and Loan Papers unless it is confirmed by one of the Warehouse Agent/Custodian's Authorized Persons (WRITTEN CONFIRMATION IS REQUIRED TO CHANGE ANY RELEASE PRICE (DEFINED BELOW) OR TO AUTHORIZE ANY ACTION THAT INVOLVES MORE THAN THREE (3) LOANS; otherwise, telephone confirmation is sufficient).

                 PAY-OFF PRICE PAYMENT IS REQUIRED FOR RELEASE

         WHEN YOU HAVE PAID THE WAREHOUSE AGENT/CUSTODIAN FOR THE LOANS, THE WAREHOUSE LENDERS' (AND THEIR AGENT, THE WAREHOUSE AGENT/CUSTODIAN'S) SECURITY INTEREST IN THE LOANS (AND THEIR LOAN PAPERS) SHALL AUTOMATICALLY TERMINATE. THE PAYMENT THAT MUST BE MADE TO THE WAREHOUSE AGENT/CUSTODIAN BEFORE THE WAREHOUSE LENDERS' SECURITY INTEREST IN EACH LOAN PURCHASED WILL BE RELEASED IS ITS "PAY-OFF PRICE", WHICH IS THE GREATER OF:

         (x) THE MINIMUM PAYMENT REQUIRED FOR RELEASE OF THE WAREHOUSE LENDERS' SECURITY INTEREST (THE "RELEASE PRICE") IN EACH LOAN, AS SET FORTH IN THE "RELEASE PRICE" COLUMN OF THE SCHEDULE OF SHIPPED LOANS; OR

         (y) THE PURCHASE PRICE THAT YOU AND THE MORTGAGE COMPANY HAVE AGREED YOU WILL PAY FOR SUCH LOAN (THE "AGREED PURCHASE PRICE").

SECURITY INTEREST NOT RELEASED UNTIL FULL PAY-OFF PRICE IS PAID

If you pay the Warehouse Agent/Custodian only the Agreed Purchase Price for a Loan whose Release Price is more than that, THE WAREHOUSE LENDER'S SECURITY INTEREST IN THAT LOAN WILL NOT BE RELEASED unless and until either you or the Mortgage Company pays the difference AND gives the Warehouse Agent/Custodian a written notice saying what the payment is for -- the notice must give the Warehouse Agent/Custodian enough information to enable it to both (i) identify the Loan with the payment and

[Investor's name]
[Date]
Page [number]

(ii) determine that the amount of the payment equals the excess of the Loan's Release Price over its Agreed Purchase Price.

NO OTHER DELIVERY BEFORE PAYMENT

Until the Warehouse Agent/Custodian has received payment of the full Pay-Off Price for a Loan, you may not deliver any of its Loan Papers to anyone other than the Warehouse Agent/Custodian without authorization from a Warehouse Agent/Custodian's Authorized Person.

IF YOU'VE ALREADY PAID THE PAY-OFF PRICE

If (but only if) you have already paid the Pay-Off Price for a Loan to the Warehouse Agent/Custodian, then the enclosed Loan Papers for that Loan are being delivered to you free of such security interest or any trust, bailment or any other claim by the Warehouse Lenders and their agent, the Warehouse Agent/Custodian.

LOAN PAPERS ARE DELIVERED CONDITIONALLY AND IN TRUST; YOUR AGREEMENT TO PAY FOR OR RETURN THEM

However, for each Loan for which you have NOT already paid the full Pay-Off Price, we are delivering the enclosed Loan Papers to you IN TRUST and on the express condition that you will promptly:

         (a)     examine them; and
         (b)     decide whether you will purchase any or all of the Loans;

and that, with respect to each Loan, you will promptly either:

         (c) remit by federal funds immediately available to the Warehouse Lender directed to Texas Commerce Bank National Association, ABA No. 1130-0060-9 Attention: ________________________,
                 Corporate Mortgage Finance Group (713) ___________, Re:
                 [COMPANY NAME] Account No. ____________________________) the
                 Pay-off Price for that Loan; or

         (d) return the promissory note or Land Contract and all of the other papers relating to that Loan to us.

21-DAY NOTICE OF YOUR PURCHASE DECISION; YOU AGREE TO BUY LOANS YOU DON'T SPECIFICALLY REJECT

It is very important that you promptly notify us in writing of your decision with respect to each Loan so that we will know at all times which specific Loans will remain as part of the Warehouse Lenders' collateral and which will not. Accordingly, you agree to give the Warehouse Agent/Custodian written notice on or before twenty-one (21) days after the date of this letter that identifies

[Investor's name]
[Date]
Page [number]

which (if any) of the enclosed Loans you elect not to purchase, and you agree to purchase all of the enclosed Loans that you do not list in that notice.

       OUR ABSOLUTE RIGHT TO REQUIRE RETURN OF LOANS NOT SOONER PAID FOR

         NOTWITHSTANDING ANY OTHER PROVISION OF THIS LETTER, UNLESS THE WAREHOUSE AGENT/CUSTODIAN HAS ALREADY RECEIVED THE PAY-OFF PRICE FOR EACH OF THE LOANS, THE ENCLOSED LOAN PAPERS ARE DELIVERED TO YOU UPON THE EXPRESS AND CONTROLLING CONDITION THAT YOU WILL RETURN ANY OR ALL OF THEM TO US, AS WAREHOUSE AGENT/CUSTODIAN, PROMPTLY UPON YOUR RECEIPT OF OUR WRITTEN DIRECTION TO DO SO, REGARDLESS OF WHETHER OR NOT YOU HAVE DECIDED TO PURCHASE THE LOAN OR LOANS TO WHICH THE LOAN PAPERS REQUIRED TO BE RETURNED TO US RELATE, EXCLUDING ONLY THOSE LOANS (IF ANY) FOR WHICH YOU HAVE ALREADY PAID US THE PAY-OFF PRICE.

YOU AGREE TO KEEP THE LOAN PAPERS SAFE

You agree to keep all of the enclosed Loan Papers safe from fire, loss, theft and other casualty and agree to bear any loss, cost or expense the Warehouse Agent/Custodian or the Warehouse Lenders may incur as a result of any such event.

THIS LETTER CONTROLS

If any other paper you receive from us, the Mortgage Company or anyone else in respect of the Loans is inconsistent with this letter, then this letter shall control unless a Warehouse Agent/ Custodian's Authorized Person confirms IN WRITING that the other paper controls.

PLEASE CONFIRM RECEIPT

Please immediately indicate your receipt of this letter and the enclosed Loan Papers, and your acceptance of and agreement to the trust and the terms and conditions stated above, by dating and

[Investor's name]
[Date]
Page [number]

signing the enclosed copy of this letter and returning it to us (although your doing so will not be necessary to the effectiveness of any of this letter's terms, provisions or conditions).

                                        Very truly yours,

                                        TEXAS COMMERCE BANK NATIONAL
ASSOCIATION, Warehouse Agent/Custodian


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

Attached:
Schedule of Loans shipped
Schedule of Warehouse Agent/Custodian's Authorized Persons

RECEIPT ACKNOWLEDGED AND TRUST, TERMS AND CONDITIONS ACCEPTED AND AGREED TO ON ________________________________, 19____:

                                        ________________________________________



                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                           SCHEDULE OF LOANS SHIPPED

                                        DATE: ___________________


                  MORTGAGOR NAME             LOAN NUMBER           RELEASE PRICE

           SCHEDULE OF WAREHOUSE AGENT/CUSTODIAN'S AUTHORIZED PERSONS

   (Persons authorized to direct or confirm the Mortgage Company's directions concerning Loans shipped to you by
          Texas Commerce Bank National Association, as Warehouse Agent
            under the Senior Secured Warehouse Credit Agreement with
               MCA Financial Corp., MCA Mortgage Corp., Mortgage
                Corporation of America and Mortgage Corporation
                               of America, Inc.)

                       Effective Date:__________________





Confirmed by:

TEXAS COMMERCE BANK
  NATIONAL ASSOCIATION,
  Warehouse Agent/Custodian


By:____________________________________
Name:__________________________________
Title:_________________________________

                      [FORM OF BAILEE LETTER FOR SHIPMENTS
                       OF LOANS TO STRUCTURED SECURITIES
                         CUSTODIAN FOR SECURITIZATION]

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION
                                 P. O. BOX 2558
                           HOUSTON, TEXAS  77252-8041

                                     [date]


[Structured Securities issuer's custodian's name and address]

         Re: [COMPANY NAME]'s Loan(s) shipped herewith for inspection and securitization

Ladies and Gentlemen:

WHAT AND WHOSE LOANS ARE ENCLOSED?

Pursuant to the request of [COMPANY NAME] (the "MORTGAGE COMPANY"), Texas Commerce Bank National Association (the "WAREHOUSE AGENT/CUSTODIAN"), as agent and documents custodian for a syndicate of lenders (the "WAREHOUSE LENDERS") to the Mortgage Company, hereby delivers to you with this letter the promissory notes evidencing the loans ("LOANS") described on the attached schedule of loans shipped and related loan documents (collectively, the "LOAN PAPERS").

THE SHIPPED LOANS ARE STILL PLEDGED TO THE WAREHOUSE LENDERS

To secure the Mortgage Company's debt and other obligations to the Warehouse Lenders, the Mortgage Company has pledged (among other collateral) the Loans to the Warehouse Lenders, and has collaterally assigned to the Warehouse Agent/Custodian and granted the Warehouse Agent/Custodian (as agent and representative of the Warehouse Lenders) a security interest in (i) the Loan Papers, (ii) the Loans that they evidence and (iii) all related security and rights.

         The Warehouse Lenders and the Warehouse Agent/Custodian expressly retain and reserve all of their rights in the Loans and the Loan Papers until the issuer of structured securities for whom you are custodian (the "ISSUER") has accepted them for securitization and actually issued the structured security to be created from a Loan pool that includes these Loans (the "SUBJECT SECURITY").

YOU ARE OUR BAILEE

During the period from your receipt of Loans until the Subject Security has been issued or you have returned them to our possession, you are and will be bailee for the Warehouse Lenders and the Warehouse Agent/Custodian (as their agent and secured party on their behalf), for the purpose of perfecting and maintaining perfection of the security interest that the Mortgage Company has granted to the Warehouse Lenders and the Warehouse Agent/Custodian in (or pursuant to) the

[Securities issuer's custodian's name]
[date]
Page 2




10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 among the Mortgage Company, the Warehouse Lenders and the Warehouse Agent/Custodian, as supplemented, amended or restated from time to time (the "WAREHOUSE CREDIT AGREEMENT").

PERSONS AUTHORIZED TO ACT

Only the persons named on the attached Schedule of Warehouse Agent/Custodian's Authorized Persons (the "WAREHOUSE AGENT/CUSTODIAN'S AUTHORIZED PERSONS") have authority to request or direct you to take any action, or to make any agreement with you, with respect to the Loans. You may not honor any notice, direction or other communication from the Mortgage Company (or anyone else) concerning the Collateral unless it is confirmed by one of the Warehouse Agent/Custodian's Authorized Persons (WRITTEN CONFIRMATION IS REQUIRED TO CHANGE ANY RELEASE PRICE (DEFINED BELOW) OR TO AUTHORIZE ANY ACTION THAT INVOLVES MORE THAN THREE
(3) LOANS; otherwise, telephone confirmation is sufficient).

         UNTIL THE WAREHOUSE AGENT/CUSTODIAN HAS RECEIVED PAYMENT OF THE FULL PAY-OFF PRICE (DEFINED BELOW) FOR A LOAN, YOU MAY NOT DELIVER ANY OF ITS LOAN PAPERS TO ANYONE OTHER THAN THE WAREHOUSE AGENT/CUSTODIAN WITHOUT AUTHORIZATION FROM A WAREHOUSE AGENT/CUSTODIAN'S AUTHORIZED PERSON. The "PAY-OFF PRICE" for any Loan is the greater of:

         (x) the minimum payment required for release of the Warehouse Lender's security interest (the "RELEASE PRICE") in each Loan, as set forth in the "Release Price" column of the Schedule of Shipped Loans; or

         (y) the purchase price that you and the Mortgage Company have agreed the Mortgage Company will effectively receive for such Loan (the "AGREED PURCHASE PRICE") from the proceeds of sale of the Subject Security.

SUBJECT SECURITY'S ISSUANCE TERMINATES EXISTING SECURITY INTEREST IN LOANS THEMSELVES BUT NOT THEIR PROCEEDS

If and when the Subject Security is issued, the Warehouse Lender's security interest in the Loans and in their Loan Papers that are delivered to you herewith shall automatically terminate; provided that the Warehouse Lenders' and the Warehouse Agent/Custodian's security interest in the Loans' proceeds shall NOT terminate, and shall automatically attach to and continue in all of the Mortgage Company's right, title and interest in and to the

[Securities issuer's custodian's name]
[date]
Page 3




Subject Security when issued, and in and to the Subject Security's proceeds, until such time as the full Pay-off Price shall have been paid to the Warehouse Agent/Custodian.

LOAN PAPERS ARE DELIVERED CONDITIONALLY AND IN TRUST; YOUR AGREEMENT TO ACCEPT OR RETURN THEM

We are delivering the enclosed Loan Papers to you IN TRUST and on the express condition that:

         (a)     you will promptly examine them; and
         (b) the Issuer will promptly decide whether to accept the Loans into the pool of Loans from which the Subject Security will be created;

and that, with respect to each Loan, you will promptly either:

         (c) advise the Warehouse Agent/Custodian immediately when the Subject Security based on a pool that includes such Loan has been issued; or

         (d) return the promissory note and all of the other papers relating to that Loan to us.

YOU AGREE TO KEEP THE LOAN PAPERS SAFE

It is very important that you promptly notify us in writing of the Issuer's decision with respect to each Loan so that we will know at all times which specific Loans will remain as part of the Warehouse Lenders' collateral and which will not. Accordingly, YOU AGREE TO GIVE THE WAREHOUSE AGENT/CUSTODIAN WRITTEN NOTICE ON OR BEFORE TWENTY-ONE (21) DAYS AFTER THE DATE OF THIS LETTER THAT IDENTIFIES WHICH (IF ANY) OF THE ENCLOSED LOANS THAT THE ISSUER ELECTS NOT TO INCLUDE IN THE POOL OF LOANS ON WHICH THE SUBJECT SECURITY WILL BE BASED, AND THE ISSUER WILL INCLUDE THEREIN ALL OF THE ENCLOSED LOANS THAT YOU DO NOT LIST IN THAT NOTICE.

      OUR ABSOLUTE RIGHT TO REQUIRE RETURN OF LOANS NOT SOONER SECURITIZED

         NOTWITHSTANDING ANY OTHER PROVISION OF THIS LETTER, UNLESS THE WAREHOUSE AGENT/CUSTODIAN HAS ALREADY RECEIVED THE PAY-OFF PRICE FOR EACH OF THE LOANS OR THE SUBJECT SECURITY BASED ON THEM HAS ALREADY BEEN ISSUED BY THE ISSUER, THE ENCLOSED LOAN PAPERS ARE DELIVERED TO YOU UPON THE EXPRESS AND CONTROLLING CONDITION THAT YOU WILL RETURN ANY OR ALL OF THEM TO US, AS WAREHOUSE AGENT/CUSTODIAN, PROMPTLY UPON YOUR RECEIPT OF OUR WRITTEN DIRECTION TO DO SO, REGARDLESS OF WHETHER OR NOT THE ISSUER HAS DECIDED TO INCLUDE SUCH LOANS IN THE POOL OF LOANS FROM WHICH THE SUBJECT SECURITY WILL BE CREATED, EXCLUDING ONLY THOSE LOANS (IF ANY) FROM WHICH SUCH A SECURITY HAS ALREADY BEEN CREATED AND ISSUED.

[Securities issuer's custodian's name]
[date]
Page 4




You agree to keep all of the enclosed Loan Papers safe from fire, loss, theft and other casualty and agree to bear any loss, cost or expense we or the Warehouse Lenders may incur as a result of any such event.

THIS LETTER CONTROLS

If any other paper you receive from us, the Mortgage Company or anyone else in respect of the Loans is inconsistent with this letter, then this letter shall control unless a Warehouse Agent/ Custodian's Authorized Person confirms IN WRITING that the other paper controls.

PLEASE CONFIRM RECEIPT

Please immediately indicate your receipt of this letter and the enclosed Loan Papers, and your acceptance of and agreement to the trust and the terms and conditions stated above, by dating and signing the enclosed copy of this letter and returning it to us (although your doing so will not be necessary to the effectiveness of any of this letter's terms, provisions or conditions).

                                        Very truly yours,

                                        TEXAS COMMERCE BANK NATIONAL
ASSOCIATION, Warehouse Agent/Custodian


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

Attached:
Schedule of Loans shipped
Schedule of Warehouse Agent/Custodian's Authorized Persons
RECEIPT ACKNOWLEDGED AND TRUST, TERMS AND CONDITIONS ACCEPTED AND AGREED TO ON ________________________________, 19____:

                                        ________________________________________



                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                           SCHEDULE OF LOANS SHIPPED

                                        DATE: ___________________

                  MORTGAGOR NAME             LOAN NUMBER           RELEASE PRICE

           SCHEDULE OF WAREHOUSE AGENT/CUSTODIAN'S AUTHORIZED PERSONS

     (Persons authorized to direct -- or to confirm the Mortgage Company's directions --
  for and on behalf of the Warehouse Agent/Custodian concerning Loans shipped to you by Texas Commerce Bank National Association, as Warehouse
                                Agent/Custodian
      under the Custody Agreement dated October 31, 1997, as amended, with
 MCA Financial Corp., MCA Mortgage Corporation, Mortgage Corporation of America
                   and Mortgage Corporation of America, Inc.)

                       Effective Date:__________________





Confirmed by:

TEXAS COMMERCE BANK
  NATIONAL ASSOCIATION,
  Warehouse Agent/Custodian


By:____________________________________
Name:__________________________________
Title:_________________________________

                                   EXHIBIT B

                                   COMPANIES'
                             LETTER OF TRANSMITTAL

                                   EXHIBIT C

                NOTICE OF RECEIPT or FOLLOW-UP NOTICE OF RECEIPT

                                     [date]

MCA Financial Corp., MCA Mortgage Corp.,
Mortgage Corporation of America and
Mortgage Corporation of America, Inc.
23999 Northwestern Hwy, Suite 230
Southfield, Michigan 48075

         Re: Custody Agreement dated October 31, 1997 (as it may have been supplemented, amended or restated, the "Custody Agreement") by and among MCA Financial Corp., MCA Mortgage Corp. and Mortgage Corporation of America (the "Borrowers") joined by Mortgage Corporation of America, Inc. (collectively, the "Companies"), and Texas Commerce Bank National Association ("TEXAS COMMERCE"), as a lender and as agent (the "WAREHOUSE AGENT") for the other lenders (collectively with Texas Commerce, the "WAREHOUSE LENDERS") under the 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 (as it may have been or may be supplemented, amended or restated from time to time, the "WAREHOUSE CREDIT AGREEMENT")

Ladies and Gentlemen:

         All initially capitalized terms used herein have the same meanings here as in the Custody Agreement.

[ ]      This is a Notice of Receipt for Basic Papers.

         In accordance with SECTION 3.2 of the Custody Agreement, the Warehouse Agent hereby:

         (1) acknowledges to the Companies receipt of all Basic Papers for each of the Pledged Loans listed in the attached Submission List (the "SUBMITTED LOANS"); and

         (2) as to each of the Submitted Loans, certifies to the Warehouse Lenders that the Warehouse Agent has reviewed its File and has determined, based on its examination of the papers in such File that (i) all of such File's Basic Papers [ ](check if applicable) except for Basic Papers temporarily returned to the Companies or their designee under a trust receipt, for correction, collection or other servicing action), are in such File and such File is in the Warehouse Agent's possession, (ii) the Basic Papers appear regular on their faces and to relate to such Submitted Loan, (iii) the information set forth in the Submission List respecting such Submitted Loan appears correct, and (iv) the Basic Papers appear on their faces to satisfy the requirements stated in SECTION 3.1 of the Custody Agreement.

[ ]      This is a Follow-up Notice of Receipt.  In accordance with SECTION 3.2 of the Custody Agreement, the Warehouse Agent hereby:

         (1) acknowledges to the Companies and certifies to the Warehouse Lenders receipt from the Companies of the documents listed in the attached copy of the Warehouse Agent's Document Return Letter to the Companies dated ________ (the "RETURNED DOCUMENTS") by which such Returned Documents were sent by the Warehouse Agent to the Companies for the purpose(s) stated in such Document Return Letter; and

         (2) as to each of the Pledged Loans to which the Returned Documents relate, the Warehouse Agent certifies to the Warehouse Lenders that the Warehouse Agent has reviewed such Pledged Loan's File and has determined, based on its examination of the papers in such File (including the Returned Documents) that (i) all of such File's Basic Papers [ ] (check if applicable) are now in such File and such File is in the Warehouse Agent's possession,

(ii) the Basic Papers appear regular on their faces and to relate to such Pledged Loan and (iii) the Basic Papers for such Pledged Loan appear on their faces to satisfy the requirements stated in SECTION 3.1 of the Custody Agreement.

                                        TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        (The Warehouse Agent)

Attached:
[ ] (for Notice of Receipt) Submission List(s)
[ ] (for Follow-up Notice of Receipt) Copy of relevant Document Return Letter

                                   EXHIBIT D

                            SUMMARY OF PLEDGED LOANS


                                     [date]

MCA Financial Corp., MCA Mortgage Corp.,
Mortgage Corporation of America and
Mortgage Corporation of America, Inc.
23999 Northwestern Hwy, Suite 230
Southfield, Michigan 48075

         Re: Custody Agreement dated October 31, 1997 (as it may have been supplemented, amended or restated, the "Custody Agreement") by and among MCA Financial Corp., MCA Mortgage Corp. and Mortgage Corporation of America (the "Borrowers") joined by Mortgage Corporation of America, Inc. (collectively, the "Companies"), and Texas Commerce Bank National Association ("TEXAS COMMERCE"), as a lender and as agent (the "WAREHOUSE AGENT") for the other lenders (collectively with Texas Commerce, the "WAREHOUSE LENDERS") under the 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 (as it may have been or may be supplemented, amended or restated from time to time, the "WAREHOUSE CREDIT AGREEMENT")

Ladies and Gentlemen:

         We confirm that as of the above date we hold as the agent and Representative of the Warehouse Lenders under the captioned Custody Agreement the Pledged Loans described on the attached Loan ID Report.

         [NOTE: TEXAS COMMERCE IS TO ATTACH REPORT SHOWING LOAN (OR LAND CONTRACT) NUMBER, CUSTOMER LAST NAME, FACE AMOUNT OF MORTGAGE NOTE OR ORIGINAL LAND CONTRACT AMOUNT, BALANCE AND STATUS,
                              I.E., THE NOTICE OF RECEIPT FOR THE BASIC PAPERS].

         All initially capitalized terms used herein have the same meanings here as in the Custody Agreement.


                                        TEXAS COMMERCE BANK NATIONAL
                                                  ASSOCIATION, Warehouse Agent


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   EXHIBIT E

                                 PAYOFF REQUEST

                    PURPOSE:________________________________
                                   FINAL LIST


                                                                   CURRENT            ORIGINAL
        LOAN                                                         NOTE               NOTE               DATE
       NUMBER                     BORROWER NAME                    BALANCE             BALANCE            FUNDED
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT F

                                PAYOFF SCHEDULE

                       as of ___________________________


                                                         CURRENT            ORIGINAL
        FILE                                               NOTE              COMPANY
       NUMBER                BORROWER NAME               BALANCE            BORROWING          EXCEPTION
                                                                             AMOUNT
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT G

                             DOCUMENT RETURN LETTER
                                                        Date:___________________

To:

MCA Financial Corp., MCA Mortgage Corp.,
Mortgage Corporation of America and
Mortgage Corporation of America, Inc.
23999 Northwestern Hwy, Suite 230
Southfield, Michigan 48075

         Re: Custody Agreement dated October 31, 1997 (as it may have been supplemented, amended or restated, the "Custody Agreement") by and among MCA Financial Corp., MCA Mortgage Corp. and Mortgage Corporation of America (the "Borrowers") joined by Mortgage Corporation of America, Inc. (collectively, the "Companies"), and Texas Commerce Bank National Association ("TEXAS COMMERCE"), as a lender and as agent (the "WAREHOUSE AGENT") for the other lenders (collectively with Texas Commerce, the "WAREHOUSE LENDERS") under the 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 (as it may have been or may be supplemented, amended or restated from time to time, the "WAREHOUSE CREDIT AGREEMENT")

Re:      Loan Number __ __ __ - __ __ __ __ __

         The Warehouse Agent hereby returns to the Companies the following documents received by the Warehouse Agent pursuant to the attached Letter of Transmittal for the following reasons:

DOCUMENT                                       FOLLOW-UP ACTION REQUIRED

_____________________________________________  ________________________________
_____________________________________________  ________________________________
_____________________________________________  ________________________________
_____________________________________________  ________________________________
_____________________________________________  ________________________________
_____________________________________________  ________________________________
_____________________________________________  ________________________________
_____________________________________________  ________________________________


         The above deficiencies should be corrected immediately and the corrected documents promptly returned to the Warehouse Agent. Pending such return, you are to hold such documents as bailee and in trust for Texas Commerce Bank National Association, as Warehouse Agent and Representative of the Warehouse Lenders. If a delay is anticipated, Texas Commerce Bank National Association, as Warehouse Agent, must be notified.

                                        TEXAS COMMERCE BANK NATIONAL
                                                  ASSOCIATION, Warehouse Agent

                                        By:_____________________________________
                                                Authorized Officer

                                   EXHIBIT H

                        PRELIMINARY TITLE REPORT STATES



         A Preliminary Title Report may be delivered for Mortgaged Property located in the following states:

         1.      California

                                   EXHIBIT I

                          TRUST RECEIPT AND AGREEMENT


WAREHOUSE AGENT:   Texas Commerce Bank             DATE:_________________, 199__
                   National Association

COMPANIES:         MCA Financial Corp.,
                   MCA Mortgage Corporation,
                   Mortgage Corporation of America and
                   Mortgage Corporation of America, Inc.
================================================================================

         This trust receipt and agreement is delivered under the Custody Agreement dated as of October 31, 1997 executed between the Warehouse Agent (as the "CUSTODIAN" therein) and the Companies pursuant to the 10/97 Senior Secured Warehouse Credit Agreement (as supplemented, amended or restated, the "WAREHOUSE CREDIT AGREEMENT"), between the Companies and Texas Commerce Bank National Association, as Warehouse Agent for the Warehouse Lenders. Terms defined in the Warehouse Credit Agreement and the Custody Agreement have the same meanings when used -- unless otherwise defined -- in this trust receipt and agreement.

         In accordance with the Custody Agreement, the Companies hereby:

(check one)
[ ] request
[ ] acknowledge

delivery by Warehouse Agent to the Company designated below of:

(check one)
[ ] the entire File of Warehouse Collateral Papers
[ ] the following specific Warehouse Collateral Papers from the File:

   _______________________________________________________________________

for the Mortgage Loans or Land Contracts referred to below and for the purpose of making the corrections or performing the servicing functions described as follows:

         Description of Collateral:        ____________________________________

         Original Amount:                  $________________________

         Company to Deliver to:            ____________________________________

         Corrections or servicing
         functions:                        ____________________________________
                                           ____________________________________
                                           ____________________________________


         The Companies agree that (a) these Warehouse Collateral Papers are delivered to the Companies solely for the purpose of making these corrections,
(b) these Warehouse Collateral Papers are, and shall continue to be, subject to Lender Liens under the Warehouse Loan Documents, (c) the Companies shall hold these Warehouse Collateral Papers as bailee and trustee for the Warehouse Agent, as agent and Representative of the Warehouse Lenders, and (d) the Companies may not deliver any of these Warehouse Collateral Papers to a third party unless (i) it is necessary in order to complete the corrections, and (ii) the Companies notify that third party that the Warehouse Collateral Papers are, and continue to be, subject to Lender Liens under the Warehouse Loan Documents, and obtain from that third party its agreement to hold those Warehouse Collateral Papers as bailee and trustee for the Warehouse Agent, as agent and Representative of the Warehouse Lenders until they have been returned to the Custodian or the amount of the Borrowing Base attributable to the related Mortgage Loans or Land Contracts has been fully paid to Warehouse Agent to be applied to the Obligations. The Companies agree to return possession of these papers to the Warehouse Agent by no later than ten (10) days after their receipt by any of the Companies unless this box is checked [ ] to indicate that the Agent has consented (on a case by case basis) to the Companies' retaining such possession for a longer period, AND IN ANY EVENT TO RETURN POSSESSION OF THESE PAPERS TO THE WAREHOUSE AGENT NO LATER THAN TWENTY-ONE (21) DAYS AFTER RECEIPT unless the Pledged Loans to which they relate are sooner redeemed in accordance with SECTION 9.3 of the Warehouse Credit Agreement.

         On and as of the date of this receipt and agreement, the Companies certify, represent and warrant to the Warehouse Agent, as agent and Representative of the Warehouse Lenders, that (a) the Companies' representations and warranties in the Warehouse Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Warehouse Loan Documents, (b) no Default or Event of Default exists or will exist after giving effect to this requested shipment, and (c) unless (check if applicable) [ ] the Warehouse Agent has otherwise agreed, this shipment will not result in Warehouse Collateral Papers with more than a total face amount of One Million Dollars ($1,000,000) being outstanding for correction or servicing.

         The Companies acknowledge receipt of the Warehouse Collateral Papers referred to above.

                                        MCA FINANCIAL CORP.,
                                        MCA MORTGAGE CORPORATION and
                                        MORTGAGE CORPORATION OF
                                        AMERICA, as the Borrowers


                                        By______________________________________
                                        (Name)__________________________________
                                        (1)(Title)______________________________





__________________________________

(1)    Must be a Responsible Officer of all three Companies.

                                        MCA FINANCIAL CORP.,
                                        MCA MORTGAGE CORPORATION,
                                        MORTGAGE CORPORATION OF
                                        AMERICA and MORTGAGE
                                        CORPORATION OF AMERICA, INC., as the
                                        Companies


                                        By______________________________________
                                        (Name)__________________________________
                                        (1)(Title)______________________________





__________________________________

(1)   Must be a Responsible Officer of all four Companies.

                                  SCHEDULE 4.1

                                SHIPPING REQUEST


WAREHOUSE AGENT:   Texas Commerce Bank                 DATE:____________, 199___
                   National Association

COMPANIES:         MCA Financial Corp.,
                   MCA Mortgage Corporation,
                   Mortgage Corporation of America and
                   Mortgage Corporation of America, Inc.

SHIPMENT # _______________________               SHIPMENT $_____________________
POOL #____________________                      # OF LOANS _____________________

================================================================================

         This request is delivered under the Custody Agreement dated as of October 31, 1997 executed between the Warehouse Agent (as the "CUSTODIAN" therein) and the Companies pursuant to the 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 (as supplemented, amended or restated, the "WAREHOUSE CREDIT AGREEMENT"), between the Companies, Texas Commerce Bank National Association ("TEXAS COMMERCE"), as a lender and as agent (the "WAREHOUSE AGENT") for the other lenders party thereto, and the lenders party thereto (including Texas Commerce, the "WAREHOUSE LENDERS"). Terms defined in the Warehouse Credit Agreement and the Custody Agreement have the same meanings when used -- unless otherwise defined -- in this notice.

         1. The Companies request that Custodian (a) forward the shiplist and collateral files for the Mortgage Loans or Land Contracts identified below to the following Approved Investor or its custodian or Servicer:

                      __________________________________
                      __________________________________
                      __________________________________
                      __________________________________

The Companies also request that the Custodian complete the endorsement of the related promissory notes or Land Contracts from the Companies to that Approved Investor or its Servicer or custodian as follows: _____________________________

The Custodian should ship the whole collateral file (consisting of all Basic Papers in the Custodian's possession for this Warehouse Collateral) by either Federal Express or such other courier service as the Companies have designated to the Custodian as "approved" for that purpose. The courier used must be acting as an independent contractor bailee solely on behalf of the Warehouse Agent for the benefit of the Custodian, the Warehouse Agent and the Warehouse Lenders, but none of the Warehouse Agent, the Custodian or the Warehouse Lenders is responsible for any delays in shipment caused by any actions or inactions by that courier. The Companies' completed air bill for shipment accompanies this request.

         2. On and as of the date of this request, the Companies certify, represent and warrant to the Warehouse Agent, the Custodian and the Warehouse Lenders that (a) the Companies' representations and warranties in the Warehouse Loan Documents are true and correct in all material respects except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Warehouse Loan Documents, and (b) no Default or Event of Default exists or, after giving effect to this requested shipment, will exist.


                                        MCA FINANCIAL CORP., MCA MORTGAGE
                                        CORPORATION, MORTGAGE CORPORATION OF
                                        AMERICA and MORTGAGE CORPORATION OF
                                        AMERICA, INC., as the Companies


                                        By______________________________________
                                        (Name)__________________________________
                                        (1)(Title)______________________________





__________________________________

   (1)   Must be a Responsible Officer of all four Companies.

                                  SCHEDULE TF

                      STANDARD WAREHOUSE TRANSMISSION FILE

20. TEXAS COMMERCE BANK'S STANDARD WAREHOUSE TRANSMISSION FILE IS A FIXED LENGTH RECORD LAYOUT TO ENSURE INTEGRITY OF DATA TRANSMITTED.

21. TEXAS COMMERCE BANK WILL REQUIRE A TRANSMISSION FILE FOR: (1) WET FUNDINGS, (2) DRY FUNDINGS, (3) TRANSFERS FROM WET TO DRY, (4) PAYDOWNS AND (5) INVENTORY PURPOSES. THE SAME STANDARD WAREHOUSE TRANSMISSION FILE LAYOUT IS USED FOR ALL ACTIVITIES.

22. ALL FIELDS ON THE TRANSMISSION FILE SHOULD BE POPULATED WITH CONSIDERATION GIVEN TO THE BELOW TRANSACTIONS:

         (A.)    WET FUNDINGS:  PLACE A "W" IN THE LOAN STATUS FIELD.
         (B.)    DRY FUNDINGS:  PLACE A "D" IN THE LOAN STATUS FIELD.
         (C.)    TRANSFERS:  PLACE A "T" IN THE LOAN STATUS FIELD AND PLACE IN
                 THE MASTER NOTE FIELD THE NOTE NUMBER THE LOAN IS TRANSFERRING
                 TO.
         (D.)    PAYDOWNS:  PLACE A "P" IN THE LOAN STATUS FIELD AND PLACE THE
                 PAYDOWN DATE IN THE PAID DATE FIELD.
         (E.)    INVENTORY TRANSMISSION:  PLACE AN "I" IN THE LOAN STATUS
                 FIELD.  TEXAS COMMERCE BANK WILL REQUIRE A WEEKLY, OR AT A
                 MINIMUM A MONTHLY, FULL INVENTORY FILE TRANSMISSION IN ORDER
                 TO RECONCILE.

23. CONTACT TEXAS COMMERCE'S MORTGAGE WAREHOUSE OPERATIONS STAFF FOR ACCESS NUMBERS AND PROTOCOLS FOR DATA TRANSMISSIONS.

24. IN ORDER TO EXPEDITE PROCESSING AND MEET YOUR CRITICAL BUSINESS DEADLINES TEXAS COMMERCE BANK WILL REQUIRE THAT ONCE A STANDARD FORMAT HAS BEEN AGREED UPON, ALL SUBSEQUENT TRANSMISSIONS MUST CONFORM TO THE FORMAT. SHOULD ANY CHANGES BECOME NECESSARY, PLEASE CONTACT TEXAS COMMERCE BANK FOR CONSULTATION AND TIME SCHEDULES FOR IMPLEMENTATION OF ANY AGREED-UPON CHANGES.

                                                                                                                       MAX
FIELD                     DESCRIPTION                               FIELD TYPE       START            LAST             LENGTH
-----------------------------------------------------------------------------------------------------------------------------
 File Number              Unique loan number                               C              1              20             20
-----------------------------------------------------------------------------------------------------------------------------
 Mortgagor Last Name      Borrower surname                                 C              21             55             35
-----------------------------------------------------------------------------------------------------------------------------
 Mortgagor First Name     Borrower first name                              C              56             80             25
-----------------------------------------------------------------------------------------------------------------------------
 Co-Mtgr. Last Name       Co-Borrower surname                              C              81            115             35
 (if applicable)
-----------------------------------------------------------------------------------------------------------------------------
 Co-Mtgr. First Name      Co-Borrower first name                           C             116            140             25
 (if applicable)
-----------------------------------------------------------------------------------------------------------------------------
 Property Address         Property address                                 C             141            170             30
-----------------------------------------------------------------------------------------------------------------------------
 Property City            Property city                                    C             171            200             30
-----------------------------------------------------------------------------------------------------------------------------
 Property State           Standard state abbreviation                      C             201            202             2
-----------------------------------------------------------------------------------------------------------------------------
 Property Zip             Zip Code (zip + four, if available)              C             203            212             10
-----------------------------------------------------------------------------------------------------------------------------
 Loan type                              USE (RES.)                         C             213            219             7
-----------------------------------------------------------------------------------------------------------------------------
 Loan Term                Loan term, in months                             C             220            222             3
-----------------------------------------------------------------------------------------------------------------------------
 Note Date                Original note date                               D             223            230             8
                          (MM/DD/YY)
-----------------------------------------------------------------------------------------------------------------------------
 Fund Date                Collateral funding date                          D             231            238             8
                          (MM/DD/YY)
-----------------------------------------------------------------------------------------------------------------------------
 Paid Date                Collateral paid date (paydown)                   D             239            246             8
                          (MM/DD/YY)
-----------------------------------------------------------------------------------------------------------------------------
 Original Amount          Loan amount                                      F             247            258             12
                          (xxxxxxxx.xx)
-----------------------------------------------------------------------------------------------------------------------------
 Warehouse Amount         Collateral funding amount                        F             259            270             12
                          (xxxxxxxx.xx)
-----------------------------------------------------------------------------------------------------------------------------
 Note Rate                Loan rate                                        F             271            277             7
                          (xx.xxxx)
-----------------------------------------------------------------------------------------------------------------------------
 Loan Status              W-WETS; D-DRYS; T-TRANSFERS                      C             278            278             1
                          --------------------------------
                          P-PAYDOWNS; I-INVENTORY
-----------------------------------------------------------------------------------------------------------------------------
 Master Note                                                               C             279            282             4
-----------------------------------------------------------------------------------------------------------------------------
 Type Paper               A, B, C, or D                                    C             283            284             2
-----------------------------------------------------------------------------------------------------------------------------
 Combined LTV             As a Percentage (%)                              F             285            291             7
                          (xx.xxxx)
-----------------------------------------------------------------------------------------------------------------------------
 Lien Position            1 or 2                                           C             292            292             1
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
 Jumbo Loan               "J" for Jumbo - "S" for Super Jumbo              C             293            293             1
                          Leave blank if neither
-----------------------------------------------------------------------------------------------------------------------------
 Dwelling Type            SEE LIST OF ACCEPTABLE DWELLING TYPES            C             294            295             2
-----------------------------------------------------------------------------------------------------------------------------

STANDARD FILE NAME CONVENTION:                     ABC MM DDC.TXT


(ABC) IDENTIFIES ABC MORTGAGE COMPANY, (MM) IDENTIFIES THE MONTH, (DD) IDENTIFIES THE DAY, AND THE FINAL CHARACTER (A,B,C,ETC.) IDENTIFIES THE TRANSMISSION SEQUENCE OF THE DAY.

****THIS FILE IS AN ASCII TEXT FILE IN WHICH THE RECORDS HAVE A FIXED LENGTH AND END WITH A CARRIAGE RETURN AND LINE FEED. (EACH FIELD HAS A SPECIFIC LENGTH) COMMAS ARE PROHIBITED IN NUMERIC FIELDS.

                         WAREHOUSE SECURITY AGREEMENT


         THIS WAREHOUSE SECURITY AGREEMENT is entered into as of October 31, 1997, between MCA FINANCIAL CORP., a Michigan corporation, MCA MORTGAGE CORPORATION, a Michigan corporation, MORTGAGE CORPORATION OF AMERICA, a Michigan corporation and MORTGAGE CORPORATION OF AMERICA, INC., an Ohio corporation ("DEBTORS"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as a lender and as agent for the other lenders (in such capacities, "SECURED PARTY").

         Debtors, the Warehouse Lenders parties thereto as such and Secured Party have entered into the 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 (as supplemented, amended or restated, the "WAREHOUSE CREDIT AGREEMENT"). As a continuing inducement to Warehouse Lenders to extend credit to Debtors under the Warehouse Credit Agreement, and as a condition precedent to that credit, Debtors are executing and delivering this Agreement to Secured Party.

         ACCORDINGLY, for adequate and sufficient consideration, Debtors and Secured Party agree as follows:

SECTION 1. DEFINITIONS AND REFERENCES. Unless stated otherwise, (a) terms defined in the Warehouse Credit Agreement or the UCC have the same meanings when used in this Agreement, and (b) to the extent permitted by Law, if in conflict
(i) the definition of a term in the Warehouse Credit Agreement controls over the definition of that term in the UCC, and (ii) the definition of a term in Article 9 of the UCC controls over the definition of that term elsewhere in the UCC.

         COLLATERAL is defined in SECTION 2.2 of this Agreement.

         DEBTORS is defined in the preamble to this Agreement and includes, without limitation, each Debtor, each Debtor as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for any Debtor or for substantially all of any Debtor's assets under any Debtor Law.

         OBLIGOR means any Person obligated with respect to any Collateral (whether as an account debtor, obligor on an instrument, issuer of securities, or otherwise).

         SECURED PARTY is defined in the preamble to this Agreement and includes its successor appointed and acting as Warehouse Agent for Warehouse Lenders under the Warehouse Loan Documents.

         SECURITY INTEREST means the security interest granted and the pledge and assignment made under SECTION 2.1 of this Agreement, which is a Lender Lien under the Warehouse Credit Agreement.

SECTION 2.     SECURITY INTEREST AND COLLATERAL.

         2.1 Security Interest. To secure the full payment and performance of the Obligations, each Debtor hereby grants to Secured Party, as agent and Representative of Warehouse Lenders, a security interest in all of that Debtor's present and future right, title and interest in and to the Collateral, whether now owned or hereafter acquired, and pledges and assigns the Collateral to Secured Party as Representative of Warehouse Lenders, all upon and subject to the terms and conditions of this Agreement. The grant of the Security Interest does not subject Secured Party or any Lender to the terms of any Collateral Paper or in any way transfer, modify, or otherwise affect (a) any Debtor's obligations with respect to any Collateral or (b) the Lender Liens under the Warehouse Credit Agreement.

         2.2 Collateral. As used in this Agreement, the term "Collateral" means the present and future items and types of property described below, whether now owned or acquired in the future by any Debtor. This description of Collateral does not permit any action prohibited by any Loan Document.

               - Mortgage Collateral from time to time identified to Secured Party as Collateral.

               - All Collateral Papers in any way related to any of the Mortgage Collateral from time to time identified to Secured Party as Collateral, including, without limitation, all promissory notes evidencing, and all mortgages, deeds of trust, or trust deeds securing those Mortgage Loans, whether deposited with or held by or for Secured Party under this Agreement, identified by a Debtor as Collateral for a Wet Borrowing or otherwise.

               - Private mortgage insurance (including, without limitation, all commitments to issue any such insurance) covering, and all commitments issued by FHA to insure or issued by VA to guarantee, any Mortgage Loans identified as Collateral.

               - Security of any kind pledged by a mortgagor for any Mortgage Loans identified as Collateral.

               - Casualty insurance assigned to any Debtor in connection with any Mortgage Loans identified as Collateral.

               - Mortgage Securities deposited with or held by or for Secured Party under the Warehouse Loan Documents or registered by book entry in Secured Party's name under the Warehouse Loan Documents.

               - Guaranties related to Mortgage Securities identified as Collateral.

               - Take-out Commitments held by any Debtor for any Mortgage Loans or Mortgage Securities identified as collateral, rights to deliver those Mortgage Loans or Mortgage Securities, as the case may be, to the investors or other purchasers under those Take-out Commitments, and all proceeds resulting from the sale of any of those Mortgage Loans or Mortgage Securities under those Take-out Commitments.

               - Any Collateral otherwise described in this Agreement that may from time to time be delivered (a) to an investor (or its custodian or other designee) under SECTION 4.1 of the Custody Agreement until purchased and paid for by that investor or (b) to a Company for correction or servicing under SECTION 4.2 of the Custody Agreement.

               - The Warehouse Note Payment/Funding Account, all other accounts that any Debtor maintains with Secured Party, Warehouse Agent, or any Lender, and all amounts deposited in them or represented by them.

               - Personal property, contract rights, accounts, and general intangibles of any kind whatsoever relating to any Collateral.

               - All files, surveys, certificates, correspondence, appraisals, tapes, discs, cards, accounting records, and other information and data of any Debtor relating to any collateral, including, without limitation, all information, data, tapes, discs, and cards necessary to administer and service any Collateral.

               -    Cash and noncash proceeds of any Collateral.

SECTION 3. REPRESENTATIONS AND WARRANTIES. By entering into this Agreement, and by each subsequent delivery of additional Collateral under this Agreement, each Debtor reaffirms the representations and warranties contained in the Warehouse Credit Agreement. Each Debtor further represents and warrants to Secured Party as Representative of Warehouse Lenders as follows:

         3.1 Concerning Debtors. The facts concerning Debtors' names, taxpayer identification numbers, ownership, state of incorporation, states in which Debtors are qualified as foreign corporations, trade names used, chief executive offices' locations and other principal offices' locations that are stated on
Schedule I hereto and its attached list, are true and correct in all respects.

         3.2 Concerning the Collateral. All Collateral (a) is genuine and in all respects what it purports to be, (b) is the legal, valid, and binding obligation of each Obligor (except as enforceability may be limited by Debtor
Laws), (c) is free from any claim for credit, deduction, or allowance of any Obligor and free from any defense, dispute, setoff, or counterclaim (other than for payments made in respect of it), (d) if a Mortgage Loan was originated and is in compliance with all Laws (including, without limitation, all usury Laws, the Real Estate Settlement Procedures Act of 1974, the Equal Credit Opportunity Act, the Federal Trust in Lending Act, Regulation Z promulgated by the Board of Governors of the Federal Reserve System, and all applicable federal and state consumer protection Laws, (e) if a Mortgage Security, is duly authorized and validly issued, the transfer of which is not subject to any restrictions other than under the Warehouse Loan Documents, (f) if a Take-out commitment or other contract, is in full force and effect without any material default having occurred by any party to it, and (g) conforms to the applicable requirements of eligibility under SCHEDULE EC to the Warehouse Credit Agreement.

         3.3 Ownership and Priority. Debtors have full legal and beneficial ownership of all Collateral, free and clear of all liens except Permitted Liens.

         3.4 Creation and Perfection. The Security Interest is created and perfected on (a) each promissory note that evidences a Mortgage Loan or Land Contract ever identified as Collateral and delivered to Secured Party, (b) each promissory note that evidences a Mortgage Loan identified by a Debtor to Secured Party as supporting a Wet Borrowing for twenty-one (21) days after the Disbursement Date for that Borrowing, (c) each Mortgage Security in certificated form that is delivered to Secured Party, (d) each Mortgage Security in book entry form when notice of the Security Interest is given to the financial institution in whose favor that security has been issued and that institution confirms that notice, (e) all Collateral shipped to any investor under SECTION
3.1 of the Custody Agreement (and the Security Interest shall continue to be perfected until Secured Party receives either payment or Mortgage Securities under that section), (f) all Collateral shipped to a Debtor for correction or servicing under SECTION 4.2 of the Custody Agreement (and the Security Interest shall continue to be perfected for twenty-one (21) days after that shipment), and (g) all other Collateral upon possession or the filing of financing statements by Secured Party.

SECTION 4. COVENANTS. Until all commitments by Secured Party and Warehouse Lenders to extend credit under the Warehouse Credit Agreement have been canceled or terminated and the Obligations are fully paid and performed, Debtors covenant and agree with Secured Party as Representative of Warehouse Lenders as follows:

         4.1 Concerning the Collateral. Debtors (a) shall fully perform all of their duties under and in connection with each transaction to which any Collateral relates, (b) shall promptly notify Secured Party about any change in any fact or circumstances represented or warranted by any Debtor about any Collateral, (c) shall promptly notify Secured Party of any claim, action, or proceeding affecting title to any Collateral or the Security Interest and, at Secured Party's request and Debtors' expense, appear in and defend that action or proceeding, (d) shall hold in trust for Secured Party (as agent and Representative of the Warehouse Lenders) all Collateral not delivered to Secured Party (without excusing any failure to deliver Collateral Papers to Secured Party as required by this Agreement) and mark that Collateral on the relevant Debtor's records that it is subject to the Security Interest (but the failure to do so does not impair the Security Interest or its priority), (e) other than collections under SECTION 4.3 below, shall pay and deliver to Secured Party all items and types of property into which any Collateral may be converted (all of which shall automatically be and remain subject to the Security Interest) and properly endorse, assign, or take such other action as Secured Party may request in order to maintain and continue the Security Interest in that property, (f) may not compromise, extend, release, or adjust payments on any Collateral, accept a conveyance of mortgaged property in full or partial satisfaction of any Collateral, or release any mortgage, deed of trust, or trust deed securing or underlying any Collateral, and (g) may not agree to the amendment, termination, or substitution of any Take-out Commitment covered by the Security Interest if that amendment, termination or substitution would have a Material Adverse Effect.

         4.2 Insurance. Debtors shall keep the collateral fully insured in the amounts, against the risks, and with insurers as may be approved by Secured Party, with loss payable to Secured Party as its interest (as agent and Representative of Warehouse Lenders) may appear.

         4.3 Collections. Debtors shall, at their sole cost and expense, whether requested to by Secured Party or in the absence of such a request, take all actions reasonably necessary to obtain payment, when due and payable, of all amounts due or to become due from Obligers with respect to any Collateral. Debtors may not agree to any rebate, refund, compromise or extension with respect to any Collateral or accept any prepayment on account of any Collateral other than in a manner and to the extent consistent with or as may otherwise be provided in various servicing agreements to which it is a party or subject.

               (a) No Event of Default. While no Event of Default exists, Debtors shall make all of those collections, shall maintain such escrow accounts and otherwise comply with the servicing agreements to which it is a party or subject, and may otherwise comply with the servicing agreements to which it is a party or subject, and may otherwise retain and use the proceeds of those collections in the ordinary course of their business.

               (b) Default. While an Event of Default exists, and upon the request of Secured Party, Debtors shall (i) notify and direct each Obligor to make payments on the collateral to Secured Party for deposit into such accounts as it may designate so as to be held as Collateral under this Agreement and (ii) otherwise turn over to Secured Party, in the form received and with any necessary endorsements, all payments they receive in respect of any Collateral for deposit into such accounts as Secured Party may designate to be held as collateral under this Agreement. Secured Party may at any time apply any amounts in those accounts as a payment of the Obligations, other than mortgage escrow payments that are deposited into escrow accounts in accordance with the applicable Guide or servicing contract.

         4.4   Concerning Debtors. Without first giving Secured Party thirty
(30) days notice (or fewer if agreed to in writing by Secured Party) of the intention to do any of the following and performing such acts and executing and delivering to Secured Party such additional documents as Secured Party requests in order to continue or maintain the existence and priority of the Security Interest, no Debtor may (a) use or transact business under any corporate, assumed, or trade name, except as represented in the Warehouse Credit Agreement,
(b) relocate its chief executive offices or principal place of business or (c) move or surrender possession of its books and records regarding the Collateral.

SECTION 5. EVENTS OF DEFAULT AND REMEDIES. If an Event of Default exists, then Secured Party may, at its election (but subject to the terms and conditions of the Warehouse Credit Agreement), exercise any and all rights available to a secured party under the UCC, in addition to any and all other rights afforded by the Warehouse Loan Documents, at law, in equity, or otherwise, including, without limitation (a) requiring Debtors to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtors and Secured Party, (b) selling the Collateral as provided below in this Section, (c) surrendering any policies of insurance on all or part of the Collateral and receiving and applying the unearned premiums as a credit on the Obligations, (d) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtors hereby consent to any such appointment) and (e) applying to the Obligations any cash held by Secured Party or any Lender under the Warehouse Loan Documents.

         5.1 Sale of Collateral. If and to the extent permitted or required by applicable law, Secured Party may, without notice except as hereinafter provided, sell the Collateral or any part thereof at public or private sale (with or without appraisal or having the Collateral at the place of sale) for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party (as agent and Representative of the Warehouse Lenders) may be the purchaser of any and all of the Collateral so sold and may apply upon the purchase price therefor any of the Obligations and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Secured Party is authorized at any such sale, if Secured Party deems it advisable or is required by applicable law so to do, (i) to restrict the prospective bidders on or purchasers of any of the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of any of the Collateral, (ii) to cause to be placed on certificates for any or all of the Collateral a legend to the effect that such security has not been registered under the Securities Act of 1933, as amended, and may not be disposed of in violation of the provisions of said Act, and (iii) to impose such other limitations or conditions in connection with any such sale as Secured Party deems necessary or advisable in order to comply with said Act or any other applicable law. Debtors agree to execute and deliver such documents and take such other action as Secured Party deems necessary or advisable in order that any such sale may be made in compliance with applicable law. Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Debtors have or may have under any rule of law or statute now existing or hereafter adopted. To the extent notice is required by applicable law, Secured Party shall give Debtors written notice at the address set forth in the Warehouse Credit Agreement (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Secured Party's intention to make any such public or private sale. Reasonable notification of the time and place of any public sale of the collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to the affected Debtor and to any other Person entitled to notice under the UCC. If any Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind. Notice sent or given not less than five (5) calendar days before the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this Section. Such notice (if any is required by applicable law), in case of public sale, shall state the time and place fixed for such sale or, in case of private sale or other disposition other than a public sale, the time after which the private sale or other such disposition is to be made. Any public sale shall be held at such time or times, within ordinary business hours and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or in separate parcels as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for such sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Each and every method of disposition described in this Section shall constitute disposition in a commercially reasonable manner. Debtors shall remain jointly and severally liable for any deficiency. The Companies hereby acknowledge and agree that Mortgage Loans and Mortgage Securities are property of a type customarily sold on a recognized market. The Companies also hereby agree that any sale of a Mortgage Loan or Mortgage Security pursuant to a Take-out Commitment, and any other sale of Collateral arranged by any Company (whether before or after an Event of Default), shall be conclusively presumed to be commercially reasonable.

         5.2 Additional Rights of Secured Party. Secured Party shall have all the rights of a secured party after default under the Uniform Commercial Code of Texas and in conjunction with, in addition to or in substitution for those rights and remedies:

               (a) it shall not be necessary that the Collateral or any part thereof be present at the location of any sale pursuant to the provisions of this Section;

               (b) before application of proceeds of disposition of the Collateral to the Obligations, such proceeds shall be applied to the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys' fees and legal expenses incurred by Secured Party, each Debtor, to the extent applicable, to remain liable for any deficiency;

               (c) the sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the Obligations, this Agreement and the Security Interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made;

               (d) in the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder;

               (e) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of any indebtedness or as to the occurrence of any default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the Collateral to be sold having been duly given, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited;

               (f) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party; and

               (g) demand of performance, advertisement and presence of property at sale are hereby WAIVED and Secured Party (as agent and Representative of the Warehouse Lenders) is hereby authorized to sell hereunder any evidence of debt it may hold as security for the Obligations. All demands and presentments of any kind or nature are expressly WAIVED by Debtors. Debtors WAIVE the right to require Secured Party to pursue any other remedy for the benefit of Debtors and agree that Secured Party may proceed against any Debtor for the amount of the Obligations owed to the Warehouse Lenders or the Warehouse Agent without taking any action against any other Debtor or any other Person and without selling or otherwise proceeding against or applying any of the Collateral.

         5.3 Application of Proceeds. Secured Party shall apply the proceeds of any sale or other disposition of the collateral under this SECTION 5 in the order and manner specified in SECTION 14.9 of the Warehouse Credit Agreement. Any surplus remaining shall be delivered to the relevant Debtor or as a court of competent jurisdiction may direct. If the proceeds are insufficient to pay the Obligations in full, Debtors remain liable for any deficiency.

SECTION 6.     OTHER RIGHTS.

         6.1 Performance. If Debtors fail to pay when due all Taxes on any of the Collateral, or to preserve the priority of the Security Interest in any of the Collateral, or to keep the Collateral insured as required by this Agreement, or otherwise fail to perform any of their obligations under any Warehouse Loan Documents or Collateral Papers with respect to the Collateral, then Secured Party may, at its option, but without being required to do so, pay such Taxes, prosecute or defend any suits in relation to the Collateral, or insure and keep insured the Collateral in any amount deemed appropriate by Secured Party, or take all other action which Debtors are required, but have failed or refused, to take under the Warehouse Loan Documents or Collateral Papers. Any sum which may be expended or paid by Secured Party under this Section (including, without limitation, court costs and attorneys' fees) shall bear interest from the dates of expenditure or payment at the Past Due Rate until paid and, together with such interest, shall be payable by Debtors to Secured Party upon demand and is part of the Obligations.

         6.2   Collection.

               (a) Actions. When Secured Party is entitled under SECTION 4.3 above to make collection on any Collateral, it may in its own name or in the name of any Debtor (i) compromise or extend the time of payment with respect to any Collateral for such amounts and upon such terms as Secured Party may determine, (ii) demand, collect, receive, receipt for, sue for, compound, and give acquittance for any and all amounts due or to become due with respect to Collateral, (iii) take control of cash and other proceeds of any Collateral,
(iv) endorse any Debtor's name on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into Secured Party's possession, (v) sign any Debtor's name on any invoice or bill of lading relating to any Collateral, on any drafts against Obligors or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligors making payment with respect to Collateral, (vi) send requests for verification or obligations to any Obligor, (vii) do all other acts and things necessary to carry out the intent of this Agreement, and (viii) authorize any Servicer in respect of any Collateral to perform any one or more of the foregoing on Secured Party's behalf.

               (b) If any Obligor fails or refuses to make payment on any Collateral when due, Secured Party is authorized, in its sole discretion, either in its name or in any Debtor's name, to take such action as Secured Party deems appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision, however, Secured Party is never liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral and is not under any duty whatever to anyone except Debtors and the Warehouse Lenders to account for funds that it actually receives. Without limiting the generality of the foregoing, Secured Party has no responsibility for ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any Collateral, or for informing Debtors with respect to any of such matters (irrespective of whether Secured Party actually has, or may be deemed to have, knowledge thereof). Secured Party's receipt to any Obligor is a full and complete release, discharge, and acquittance to that Obligor, to the extent of any amount so paid to Secured Party.

         6.3 Power of Attorney. Each Debtor irrevocably appoints Secured Party, acting on behalf of Warehouse Lenders, as its attorney-in-fact (with full power of substitution) for, on behalf, and in the name of such Debtor to (a) endorse and deliver to any Person any check, instrument, or other document received by Secured Party or any Lender that represents payment in respect of any Collateral, (b) prepare, complete, execute, deliver, and record any assignment of any mortgage, deed of trust, or trust deed securing any Collateral, (c) endorse and deliver or otherwise transfer any promissory note evidencing any Collateral and do every other thing necessary or desirable to effect transfer of all or any Collateral, (d) take all necessary and appropriate action with respect to any of the Obligations or any Collateral, (e) commence, prosecute, settle, discontinue, defend, or otherwise dispose of any claim relating to any Collateral, and (f) sign such Debtor's name wherever appropriate to effect the performance of this Agreement and the Warehouse Credit Agreement. This Section shall be liberally, not restrictively, construed to give the greatest latitude to Secured Party's power as such Debtor's attorney-in-fact to collect, sell and deliver any Collateral and all documents relating to it. The powers and authorities conferred on Secured Party in this Section (w) are discretionary and not obligatory on the part of Secured Party, (x) may be exercised by Secured Party through any Person who, at the time of the execution of particular documents, is an officer of Secured Party, (y) may not be exercised by Secured Party unless a Default or an Event of Default exists, and
(z) is granted for a valuable consideration, coupled with an interest, and irrevocable until, and all Persons dealing with Secured Party, any of its officers acting under this Section, or any substitute are fully protected in treating the powers and authorities conferred by this Section as existing and continuing in full force and effect until advised by Secured Party that, all commitments under the Warehouse Credit Agreement to extend credit have been terminated or canceled and the Obligations are fully paid and performed.

SECTION 7.     MISCELLANEOUS.

         7.1 Miscellaneous. Because this Agreement is a "Warehouse Loan Document" referred to in the Warehouse Credit Agreement, the provisions relating to Warehouse Loan Documents in SECTIONS 1 and 17 of the Warehouse Credit Agreement are incorporated into this Agreement by reference the same as if included in this Agreement verbatim.

         7.2 Term. This Agreement terminates upon full and indefeasible payment and performance of the Obligations. No Obligor is ever obligated to make inquiry of the termination but is fully protected in making any payments on the Collateral directly to Secured Party.

         7.3 Matters Not Relevant. The Security Interest, Debtors' obligations, and Secured Party's and Warehouse Lenders' rights under this Agreement are not released, diminished, impaired, or adversely affected by any one or more of the following: (a) Secured Party's or any Lender's taking or accepting any additional, or any release, surrender, exchange, subordination, or loss of any other, guaranty, assurance, or security for any of the Obligations;
(b) any full or partial release of any
other Person obligated on any of the Obligations; (c) the modification or assignment of, or waiver of compliance with, any other Loan Document; (d) any present or future insolvency, bankruptcy, or lack of corporate, partnership, or trust power of any other Person obligated on any of the Obligations; (e) any renewal, extension or rearrangement of any of the Obligations, or any adjustment, indulgence, forbearance, or compromise granted to any Person obligated on any of the Obligations; (f) any Person's neglect, delay, omission, failure, or refusal to take or prosecute any action in connection with any of the Obligations; (g) any existing or future right, claim or defense (other than the defense of full and final payment of the Obligations) of any Debtor or any other Person against Secured Party or any Lender; (h) the unenforceability of any of the Obligations against any Person obligated or any part of the Obligations because it exceeds the amount permitted by Law, the act of creating it is ultra vires, or the officers, partners, or trustees creating it exceeded their authority or violated their fiduciary duties, or otherwise; (i) any payment of the Obligations is held to constitute a preference under any Debtor Law or for any other reason Secured Party of any Lender is required to refund any payment or make payment to another Person; or (j) any Person's failure to notify any Debtor about the foregoing events or occurrences; and each Debtor waives any notice of any kind under any circumstances whatsoever with respect to this Agreement or any of the Obligations other than as specifically provided in this Agreement.

         7.4 Waivers. Except to the extent expressly otherwise provided in the Warehouse Loan Documents, each Debtor waives (a) any right to require Secured Party or any Lender to proceed against any other Person, to exhaust its rights in the Collateral, or to pursue any other right which Secured Party or any Lender may have, and (b) all rights of marshaling in respect of the Collateral.

         7.5 Financing Statement. Secured Party may, at any time, file this Agreement or a carbon photographic, or other reproduction of this Agreement as a financing statement, but Secured Party's failure to do so does not impair the validity or enforceability of this Agreement.

         7.6 Parties. This Agreement binds and benefits Debtors, Secured Party and each Warehouse Lender, and their respective successors and permitted assigns. Only those Persons may rely or raise any defense about this Agreement.

               (a) Assignments. Debtors may not assign any rights or obligations under this Agreement without first obtaining the written consent of Secured Party and all Warehouse Lenders. Secured Party's rights under this Agreement may be assigned to any successor agent appointed under the Warehouse Credit Agreement.

               (b) Secured Party. Secured Party is the agent for each Warehouse Lender. Secured Party may, without the joinder of any Warehouse Lender, exercise any rights in favor of any of them under this Agreement. The rights of Secured Party and Warehouse Lenders vis-a-vis each other may be subject to other agreements between them. Neither Debtors nor their respective successors or permitted assigns need to inquire about any such agreement or be subject to the terms of it unless they join in it and, therefore, are not entitled to the benefits of any such agreement or entitled to rely upon or raise as a defense the failure of any party to comply with it.

         7.7 Entire Agreement. THIS AGREEMENT AND THE OTHER WAREHOUSE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUSLY, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

             [The remainder of this page is intentionally blank.]

         EXECUTED as of the date first stated above.

MCA FINANCIAL CORP.,                           TEXAS COMMERCE BANK NATIONAL
MCA MORTGAGE CORPORATION,                      ASSOCIATION, in its capacity as
MORTGAGE CORPORATION OF                        Warehouse Agent and
AMERICA, as Debtors                            as Secured Party



By: Lee P. Wells                            By:   Pamela E. Skinner
   -------------------------------                ------------------------------
Name: LEE P. WELLS                             Name: PAMELA E. SKINNER
     -----------------------------                  ----------------------------
Title: PRESIDENT                               Title: VICE PRESIDENT
      ----------------------------                   ---------------------------


MORTGAGE CORPORATION OF
 AMERICA, INC., as Debtor



By: Lee D. Wells
   -------------------------------
Name: LEE D. WELLS
     -----------------------------
Title: PRESIDENT
      ----------------------------

                   SCHEDULE I TO WAREHOUSE SECURITY AGREEMENT
                 PLACE OF BUSINESS, TRADE NAMES AND FORMER NAMES
                                  OF BORROWERS




-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     STILL USING
                                                                  STATE OF        STATES QUALIFIED       TRADE          NAME?
  NAME AND TAXPAYER I.D.               OWNERSHIP                INCORPORATION     AS FOREIGN CORP.     NAMES USED        Y/N
-----------------------------------------------------------------------------------------------------------------------------------

MCA Financial Corporation   Approximately 523,283 shares      Michigan           None                None           No
38-3014001                  owned by various individuals and
                            entities disclosed to the Warehouse
                            Agent on a separate schedule
-----------------------------------------------------------------------------------------------------------------------------------
MCA Mortgage Corporation    MCA Financial Corp.               Michigan           See attached list   None           No
38-2613174
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Corporation of     MCA Financial Corp.               Michigan           Indiana, Ohio       None           No
America
38-2509529
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Corporation of     Mortgage Corporation of America   Ohio               None                None           No
America, Inc.
37-1371271
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
                                                         OTHER
                                CHIEF EXECUTIVE        PRINCIPAL
  NAME AND TAXPAYER I.D.             OFFICE             OFFICES
------------------------------------------------------------------

MCA Financial Corporation   23999 Northwestern Hwy.   None
38-3014001                  Southfield, MI 48075


------------------------------------------------------------------
MCA Mortgage Corporation    23999 Northwestern Hwy.   None
38-2613174                  Southfield, MI 48075
------------------------------------------------------------------
Mortgage Corporation of     23999 Northwestern Hwy.   None
America                     Southfield, MI 48075
38-2509529
------------------------------------------------------------------
Mortgage Corporation of     23999 Northwestern Hwy.   None
America, Inc.               Southfield, MI 48075
37-1371271
------------------------------------------------------------------

                            MCA MORTGAGE CORPORATION
                   STATES WHERE MCAMC IS LICENSED TO ORIGINATE
                         OR ACQUIRE FIRST MORTGAGE LOANS
                          (OR IS EXEMPT FROM LICENSING)

           OK TO ORIGINATE              OK TO ACQUIRE LOANS FUNDED & CLOSED
                                        BY LICENSED BROKER OR LENDER

           Alabama                                     Alabama
           Alaska                                      Alaska
           Arkansas                                    Arkansas
           Arizona                                     Arizona
           California*                                 California**
           Colorado                                    Colorado
           Florida                                     Connecticut
           Georgia                                     Delaware
           Illinois                                    Georgia
           Indiana                                     Florida
           Kentucky                                    Idaho
           Louisiana                                   Illinois
           Michigan                                    Indiana
           Minnesota                                   Kentucky
           Mississippi                                 Louisiana
           Missouri                                    Maryland
           New Mexico                                  Massachusetts
           North Carolina                              Michigan
           Ohio                                        Minnesota
           Pennsylvania                                Mississippi
           South Carolina                              Missouri
           Tennessee                                   Montana
           Texas                                       New Jersey
           Utah                                        New Mexico
           Virginia                                    New York
           Washington                                  North Carolina
           West Virginia                               North Dakota
           Wisconsin*                                  Ohio
                                                       Oregon
                                                       Pennsylvania
                                                       Rhode Island
                                                       South Carolina
                                                       Tennessee
                                                       Texas
                                                       Utah
                                                       Vermont
                                                       Virginia
                                                       Washington
                                                       West Virginia
                                                       Wisconsin

   *        Loan officer must also have license to work directly with borrower
   **       OK to table-fund and close in MCAMC's name on brokered loans

                               FINANCING STATEMENT

            THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER
                  FOR FILING UNDER THE UNIFORM COMMERCIAL CODE.


----------------------------------------------------------------------------------
DEBTOR'S NAME AND MAILING ADDRESS:    MCA Financial Corp.
                                      23999 Northwestern Highway, Suite 230
                                      Southfield, MI 48075

                                      FED. TAX ID NO. 38-3014001
----------------------------------------------------------------------------------
SECURED PARTY'S NAME AND MAILING      Texas Commerce Bank National Association, as
ADDRESS:                              Warehouse Agent(1)
                                      712 Main Street
                                      Houston, TX 77002

                                      FED. TAX ID NO. 74-0800980
----------------------------------------------------------------------------------
FOR FILING OFFICER:
----------------------------------------------------------------------------------

THIS FINANCING STATEMENT COVERS THE FOLLOWING PRESENT AND FUTURE TYPES AND ITEMS OF PROPERTY AND INTERESTS, WHETHER NOW OWNED OR ACQUIRED IN THE FUTURE BY DEBTOR (THE "COLLATERAL"):

         - Mortgage Loans from time to time identified to Secured Party as Collateral.

         - Second Mortgage Loans from time to time identified to Secured Party as Collateral.

         - Construction Loans from time to time identified to Secured Party as Collateral.

         - Land Contracts from time to time identified to Secured Party as Collateral.

         - All Collateral Papers in any way related to any of the above identified as Collateral, including, without limitation, all promissory notes evidencing, and all mortgages, deeds of trust, or trust deeds securing, those Mortgage Loans, Second Mortgage Loans or Construction Loans, and all Land Contracts, whether deposited with or held by or for Secured Party identified by Debtor (or another Company) as Collateral for a Wet Borrowing, or otherwise.

         - Private mortgage insurance (including, without limitation, all commitments to issue any such insurance) covering, and all commitments issued by FHA to insure or issued by VA to guarantee, any Mortgage Loans or Construction Loans identified as Collateral.

         - Security of any kind pledged by a mortgagor for any Mortgage Collateral identified as Collateral.

----------------

               (1) Secured Party is serving as Warehouse Agent under the Warehouse Credit Agreement, and the security interest evidenced by this financing statement, as amended from time to time, is granted to Secured Party in that capacity and as secured party on behalf of all of the Warehouse Lenders, including Texas Commerce, Residential Funding Corporation, Guaranty Federal Bank, F.S.B., Bank One, Texas, N.A., The Bank of New York and LaSalle National Bank

        - Casualty insurance assigned to Debtor in connection with any Mortgage Collateral identified as Collateral.

        - Mortgage Securities deposited with or held by or for Secured Party under the Warehouse Loan Documents or registered by book entry in Secured Party's name under the Warehouse Loan Documents.

        - Guaranties related to Mortgage Securities identified as Collateral.

        - Take-out Commitments held by Debtor for any Mortgage Collateral identified as Collateral, rights to deliver those Mortgage Loans, Construction Loans, Second Mortgage Loans or Mortgage Securities, as the case may be, to the investors or other purchasers under those Take-out Commitments, and all proceeds resulting from the sale of any of those Mortgage Loans, Construction Loans, Second Mortgage Loans or Mortgage Securities under those Take-out Commitments.

        - Any Collateral otherwise described in the security agreement to which this financing statement relates that may from time to time be delivered (a) to an investor (or its custodian or other designee) under Section 4.1 of the Custody Agreement until purchased and paid for by that investor or (b) to a Company for correction or servicing under Section 4.2 of the Custody Agreement.

        - The Warehouse Note Payment/Funding Account, all other accounts that Debtor maintains with Secured Party, Warehouse Agent, or any Lender, and all amounts deposited in them or represented by them.

        - Personal property, contract rights, accounts, and general intangibles of any kind whatsoever relating to any Collateral.

        - All files, surveys, certificates, correspondence, appraisals, tapes, discs, cards, accounting records, and other information and data of Debtor relating to any Collateral, including, without limitation, all information, data, tapes, discs, and cards necessary to administer and service any Collateral.

        -      Cash and noncash proceeds of any Collateral.

DEBTOR:                                 SECURED PARTY:


MCA FINANCIAL CORP.                     TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION, as Warehouse Agent for
                                        Warehouse Lenders


By Keith D. Pietila                     By Pamela E. Skinner
  --------------------------------        ------------------------------------
(Name) KEITH D. PIETILA                 (Name) PAMELA E. SKINNER
  --------------------------------            --------------------------------
(Title) EVP                             (Title) VICE PRESIDENT
       ---------------------------             -------------------------------

                                   SCHEDULE I

                DEFINITIONS ATTACHED TO FINANCING STATEMENT FROM
                       MCA FINANCIAL CORP., AS DEBTOR, TO
                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
        IN ITS CAPACITY AS WAREHOUSE COLLATERAL AGENT, AS SECURED PARTY


     "CONSTRUCTION LOAN" means a loan that would qualify as a Mortgage Loan except only for the fact that it is a one-time closing loan to the homeowner (and not to his or her contractor) to finance new residential construction or residential improvements.

     "CREDIT AGREEMENT" means the 10/97 Senior Secured Warehouse Credit Agreement dated as of October __, 1997 among the Companies, Texas Commerce Bank National Association, as a Warehouse Lender and as agent for the other Warehouse Lenders, and the other Warehouse Lenders.

     "CUSTODY AGREEMENT" means the Custody Agreement dated as of October __, 1997 between the Companies and the Custodian, as it may be supplemented, amended or restated from time to time. By this reference, the Custody Agreement is incorporated into this Agreement; provided that, in interpreting this Agreement or any of the other Warehouse Loan Documents except the Custody Agreement itself, definitions of terms in this Agreement will control over any inconsistent definitions in the Custody Agreement.

     "FHA" means the Federal Housing Administration within the United States Department of Housing and Urban Department.

     "LAND CONTRACT" means a contract pursuant to which a seller has agreed to sell residential land to a purchaser on an installment sale basis with a promise to deliver a deed to such purchaser when the entire installment sale price is paid.

     "MORTGAGE LOAN" means a loan that is not a construction loan, a non-residential loan, a multi-family residential loan or a commercial loan, is evidenced by a valid promissory note, and is secured by a mortgage, deed of trust or trust deed that grants a perfected first priority Lien on the underlying residential real property.

     "OBLIGATIONS" means the principal of and interest on the Warehouse Revolving Loans, and, without duplication, all other indebtedness, obligations and liabilities of the Borrowers to the Warehouse Lenders and the Warehouse Agent under or arising out of or in connection with this Agreement or any other Warehouse Loan Documents (including indemnities, fees and expenses), whether now existing or hereafter incurred, direct or indirect, absolute or contingent, matured or unmatured, joint or several, whether for principal, interest, reimbursement obligations, fees, expenses or otherwise, and the due performance and compliance with the terms and conditions of this

Agreement and the other Warehouse Loan Documents by the Borrowers and also includes amounts that would become due but for operation of 11 U.S.C. Sections 502 and 503 or any other provision of Title 11 of the United States Code, pre- and post-maturity interest on any of the foregoing, including all post-petition interest if any Company voluntarily or involuntarily files for protection under any Debtor Law, and all renewals, extensions, and modifications of any of the foregoing.

     "VA" means the U.S. Department of Veterans Affairs.

     "WAREHOUSE LOAN DOCUMENTS" means (a) the Credit Agreement, certificates and reports delivered under the Credit Agreement, and exhibits and schedules to the Credit Agreement, (b) all agreements, documents, and instruments in favor of the Warehouse Agent, the Custodian or the Warehouse Lenders (or the Warehouse Agent or Custodian on behalf of the Warehouse Lenders) ever delivered under this Agreement or otherwise delivered in connection with any of the Obligations and (c) all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing.

     "WAREHOUSE NOTE PAYMENT/FUNDING ACCOUNT" means the Borrowers' non-interest bearing demand checking account no. 0010-________ to be maintained with Texas Commerce.

     "WAREHOUSE REVOLVING LOAN" means and includes (i) a loan made by the Warehouse Lenders and (ii) a Swing Loan made by Texas Commerce, and disbursed by the Warehouse Agent to the Borrowers under SECTION 3.1 or 4.1 of the Credit Agreement, respectively, on a Disbursement Date.

                               FINANCING STATEMENT

            THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER
                  FOR FILING UNDER THE UNIFORM COMMERCIAL CODE.


----------------------------------------------------------------------------------
DEBTOR'S NAME AND MAILING ADDRESS:    MCA Mortgage Corporation
                                      23999 Northwestern Highway, Suite 230
                                      Southfield, MI 48075

                                      FED. TAX ID NO. 38-2613174
----------------------------------------------------------------------------------
SECURED PARTY'S NAME AND MAILING      Texas Commerce Bank National Association, as
ADDRESS:                              Warehouse Agent(1)
                                      712 Main Street
                                      Houston, TX  77002

                                      FED. TAX ID NO. 74-0800980
----------------------------------------------------------------------------------
FOR FILING OFFICER:
----------------------------------------------------------------------------------

THIS FINANCING STATEMENT COVERS THE FOLLOWING PRESENT AND FUTURE TYPES AND ITEMS OF PROPERTY AND INTERESTS, WHETHER NOW OWNED OR ACQUIRED IN THE FUTURE BY DEBTOR (THE "COLLATERAL"):

         - Mortgage Loans from time to time identified to Secured Party as Collateral.

         - Second Mortgage Loans from time to time identified to Secured Party as Collateral.

         - Construction Loans from time to time identified to Secured Party as Collateral.

         - Land Contracts from time to time identified to Secured Party as Collateral.

         - All Collateral Papers in any way related to any of the above identified as Collateral, including, without limitation, all promissory notes evidencing, and all mortgages, deeds of trust, or trust deeds securing, those Mortgage Loans, Second Mortgage Loans or Construction Loans, and all Land Contracts, whether deposited with or held by or for Secured Party identified by Debtor (or another Company) as Collateral for a Wet Borrowing, or otherwise.

         - Private mortgage insurance (including, without limitation, all commitments to issue any such insurance) covering, and all commitments issued by FHA to insure or issued by VA to guarantee, any Mortgage Loans or Construction Loans identified as Collateral.

         - Security of any kind pledged by a mortgagor for any Mortgage Collateral identified as Collateral.

----------------

               (2) Secured Party is serving as Warehouse Agent under the Credit Agreement, and the security interest evidenced by this financing statement, as amended from time to time, is granted to Secured Party in that capacity and as secured party on behalf of all of the Warehouse Lenders, including Texas Commerce, Residential Funding Corporation, Guaranty Federal Bank, F.S.B., Bank One, Texas, N.A., The Bank of New York and LaSalle National Bank

         - Casualty insurance assigned to Debtor in connection with any Mortgage Collateral identified as Collateral.

         - Mortgage Securities deposited with or held by or for Secured Party under the Warehouse Loan Documents or registered by book entry in Secured Party's name under the Warehouse Loan Documents.

         - Guaranties related to Mortgage Securities identified as Collateral.

         - Take-out Commitments held by Debtor for any Mortgage Collateral identified as Collateral, rights to deliver those Mortgage Loans, Construction Loans, Second Mortgage Loans or Mortgage Securities, as the case may be, to the investors or other purchasers under those Take-out Commitments, and all proceeds resulting from the sale of any of those Mortgage Loans, Construction Loans, Second Mortgage Loans or Mortgage Securities under those Take-out Commitments.

         - Any Collateral otherwise described in the security agreement to which this financing statement relates that may from time to time be delivered (a) to an investor (or its custodian or other designee) under Section 4.1 of the Custody Agreement until purchased and paid for by that investor or (b) to a Company for correction or servicing under Section 4.2 of the Custody Agreement.

         - The Warehouse Note Payment/Funding Account, all other accounts that Debtor maintains with Secured Party, Warehouse Agent, or any Lender, and all amounts deposited in them or represented by them.

         - Personal property, contract rights, accounts, and general intangibles of any kind whatsoever relating to any Collateral.

         - All files, surveys, certificates, correspondence, appraisals, tapes, discs, cards, accounting records, and other information and data of Debtor relating to any Collateral, including, without limitation, all information, data, tapes, discs, and cards necessary to administer and service any Collateral.

         -     Cash and noncash proceeds of any Collateral.

DEBTOR:                                 SECURED PARTY:


MCA FINANCIAL CORP.                     TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION, as Warehouse Agent for
                                        Warehouse Lenders


By Lee P. Wells                         By Pamela E. Skinner
  --------------------------------        ------------------------------------
(Name) LEE P. WELLS                     (Name) PAMELA E. SKINNER
  --------------------------------            --------------------------------
(Title) PRESIDENT                       (Title) VICE PRESIDENT
       ---------------------------             -------------------------------

                                   SCHEDULE I

                DEFINITIONS ATTACHED TO FINANCING STATEMENT FROM
                   MCA MORTGAGE CORPORATION, AS DEBTOR, TO
                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
        IN ITS CAPACITY AS WAREHOUSE COLLATERAL AGENT, AS SECURED PARTY


     "CONSTRUCTION LOAN" means a loan that would qualify as a Mortgage Loan except only for the fact that it is a one-time closing loan to the homeowner (and not to his or her contractor) to finance new residential construction or residential improvements.

     "CREDIT AGREEMENT" means the 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 among the Companies, Texas Commerce Bank National Association, as a Warehouse Lender and as agent for the other Warehouse Lenders, and the other Warehouse Lenders.

     "CUSTODY AGREEMENT" means the Custody Agreement dated as of October 31, 1997 between the Companies and the Custodian, as it may be supplemented, amended or restated from time to time. By this reference, the Custody Agreement is incorporated into this Agreement; provided that, in interpreting this Agreement or any of the other Warehouse Loan Documents except the Custody Agreement itself, definitions of terms in this Agreement will control over any inconsistent definitions in the Custody Agreement.

     "FHA" means the Federal Housing Administration within the United States Department of Housing and Urban Department.

     "LAND CONTRACT" means a contract pursuant to which a seller has agreed to sell residential land to a purchaser on an installment sale basis with a promise to deliver a deed to such purchaser when the entire installment sale price is paid.

     "MORTGAGE LOAN" means a loan that is not a construction loan, a non-residential loan, a multi-family residential loan or a commercial loan, is evidenced by a valid promissory note, and is secured by a mortgage, deed of trust or trust deed that grants a perfected first priority Lien on the underlying residential real property.

     "OBLIGATIONS" means the principal of and interest on the Warehouse Revolving Loans, and, without duplication, all other indebtedness, obligations and liabilities of the Borrowers to the Warehouse Lenders and the Warehouse Agent under or arising out of or in connection with this Agreement or any other Warehouse Loan Documents (including indemnities, fees and expenses), whether now existing or hereafter incurred, direct or indirect, absolute or contingent, matured or unmatured, joint or several, whether for principal, interest, reimbursement obligations, fees, expenses or otherwise, and the due performance and compliance with the terms and conditions of this

Agreement and the other Warehouse Loan Documents by the Borrowers and also includes amounts that would become due but for operation of 11 U.S.C. Sections 502 and 503 or any other provision of Title 11 of the United States Code, pre- and post-maturity interest on any of the foregoing, including all post-petition interest if any Company voluntarily or involuntarily files for protection under any Debtor Law, and all renewals, extensions, and modifications of any of the foregoing.

     "VA" means the U.S. Department of Veterans Affairs.

     "WAREHOUSE LOAN DOCUMENTS" means (a) the Credit Agreement, certificates and reports delivered under the Credit Agreement, and exhibits and schedules to the Credit Agreement, (b) all agreements, documents, and instruments in favor of the Warehouse Agent, the Custodian or the Warehouse Lenders (or the Warehouse Agent or Custodian on behalf of the Warehouse Lenders) ever delivered under this Agreement or otherwise delivered in connection with any of the Obligations and (c) all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing.

     "WAREHOUSE NOTE PAYMENT/FUNDING ACCOUNT" means the Borrowers' non-interest bearing demand checking account no. 0010-0380287 to be maintained with Texas Commerce.

     "WAREHOUSE REVOLVING LOAN" means and includes (i) a loan made by the Warehouse Lenders and (ii) a Swing Loan made by Texas Commerce, and disbursed by the Warehouse Agent to the Borrowers under SECTION 3.1 or 4.1 of the Credit Agreement, respectively, on a Disbursement Date.

                               FINANCING STATEMENT

            THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER
                  FOR FILING UNDER THE UNIFORM COMMERCIAL CODE.


----------------------------------------------------------------------------------
DEBTOR'S NAME AND MAILING ADDRESS:    Mortgage Corporation of America
                                      23999 Northwestern Highway, Suite 230
                                      Southfield, MI 48075

                                      FED. TAX ID NO. 38-2509529
----------------------------------------------------------------------------------
SECURED PARTY'S NAME AND MAILING      Texas Commerce Bank National Association, as
ADDRESS:                              Warehouse Agent(3)
                                      712 Main Street
                                      Houston, TX  77002

                                      FED. TAX ID NO. 74-0800980
----------------------------------------------------------------------------------
FOR FILING OFFICER:
----------------------------------------------------------------------------------

THIS FINANCING STATEMENT COVERS THE FOLLOWING PRESENT AND FUTURE TYPES AND ITEMS OF PROPERTY AND INTERESTS, WHETHER NOW OWNED OR ACQUIRED IN THE FUTURE BY DEBTOR (THE "COLLATERAL"):

         - Mortgage Loans from time to time identified to Secured Party as Collateral.

         - Second Mortgage Loans from time to time identified to Secured Party as Collateral.

         - Construction Loans from time to time identified to Secured Party as Collateral.

         - Land Contracts from time to time identified to Secured Party as Collateral.

         - All Collateral Papers in any way related to any of the above identified as Collateral, including, without limitation, all promissory notes evidencing, and all mortgages, deeds of trust, or trust deeds securing, those Mortgage Loans, Second Mortgage Loans or Construction Loans, and all Land Contracts, whether deposited with or held by or for Secured Party identified by Debtor (or another Company) as Collateral for a Wet Borrowing, or otherwise.

         - Private mortgage insurance (including, without limitation, all commitments to issue any such insurance) covering, and all commitments issued by FHA to insure or issued by VA to guarantee, any Mortgage Loans or Construction Loans identified as Collateral.

         - Security of any kind pledged by a mortgagor for any Mortgage Collateral identified as Collateral.

----------------

               (3) Secured Party is serving as Warehouse Agent under the Credit Agreement, and the security interest evidenced by this financing statement, as amended from time to time, is granted to Secured Party in that capacity and as secured party on behalf of all of the Warehouse Lenders, including Texas Commerce, Residential Funding Corporation, Guaranty Federal Bank, F.S.B., Bank One, Texas, N.A., The Bank of New York and LaSalle National Bank

         - Casualty insurance assigned to Debtor in connection with any Mortgage Collateral identified as Collateral.

         - Mortgage Securities deposited with or held by or for Secured Party under the Warehouse Loan Documents or registered by book entry in Secured Party's name under the Warehouse Loan Documents.

         - Guaranties related to Mortgage Securities identified as Collateral.

         - Take-out Commitments held by Debtor for any Mortgage Collateral identified as Collateral, rights to deliver those Mortgage Loans, Construction Loans, Second Mortgage Loans or Mortgage Securities, as the case may be, to the investors or other purchasers under those Take-out Commitments, and all proceeds resulting from the sale of any of those Mortgage Loans, Construction Loans, Second Mortgage Loans or Mortgage Securities under those Take-out Commitments.

         - Any Collateral otherwise described in the security agreement to which this financing statement relates that may from time to time be delivered (a) to an investor (or its custodian or other designee) under Section 3.1 of the Custody Agreement until purchased and paid for by that investor or (b) to a Company for correction or servicing under Section 3.2 of the Custody Agreement.

         - The Warehouse Note Payment/Funding Account, all other accounts that Debtor maintains with Secured Party, Warehouse Agent, or any Lender, and all amounts deposited in them or represented by them.

         - Personal property, contract rights, accounts, and general intangibles of any kind whatsoever relating to any Collateral.

         - All files, surveys, certificates, correspondence, appraisals, tapes, discs, cards, accounting records, and other information and data of Debtor relating to any Collateral, including, without limitation, all information, data, tapes, discs, and cards necessary to administer and service any Collateral.

         -     Cash and noncash proceeds of any Collateral.

DEBTOR:                                 SECURED PARTY:


MCA FINANCIAL CORP.                     TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION, as Warehouse Agent for
                                        Warehouse Lenders


By Keith D. Pietila                     By Pamela E. Skinner
  --------------------------------        ------------------------------------
(Name) KEITH D. PIETILA                 (Name) PAMELA E. SKINNER
  --------------------------------            --------------------------------
(Title) VP                              (Title) VICE PRESIDENT
       ---------------------------             -------------------------------

                                   SCHEDULE I

                DEFINITIONS ATTACHED TO FINANCING STATEMENT FROM
                MORTGAGE CORPORATION OF AMERICA, AS DEBTOR, TO
                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
        IN ITS CAPACITY AS WAREHOUSE COLLATERAL AGENT, AS SECURED PARTY


     "CONSTRUCTION LOAN" means a loan that would qualify as a Mortgage Loan except only for the fact that it is a one-time closing loan to the homeowner (and not to his or her contractor) to finance new residential construction or residential improvements.

     "CREDIT AGREEMENT" means the 10/97 Senior Secured Warehouse Credit Agreement dated as of October __, 1997 among the Companies, Texas Commerce Bank National Association, as a Warehouse Lender and as agent for the other Warehouse Lenders, and the other Warehouse Lenders.

     "CUSTODY AGREEMENT" means the Custody Agreement dated as of October __, 1997 between the Companies and the Custodian, as it may be supplemented, amended or restated from time to time. By this reference, the Custody Agreement is incorporated into this Agreement; provided that, in interpreting this Agreement or any of the other Warehouse Loan Documents except the Custody Agreement itself, definitions of terms in this Agreement will control over any inconsistent definitions in the Custody Agreement.

     "FHA" means the Federal Housing Administration within the United States Department of Housing and Urban Department.

     "LAND CONTRACT" means a contract pursuant to which a seller has agreed to sell residential land to a purchaser on an installment sale basis with a promise to deliver a deed to such purchaser when the entire installment sale price is paid.

     "MORTGAGE LOAN" means a loan that is not a construction loan, a non-residential loan, a multi-family residential loan or a commercial loan, is evidenced by a valid promissory note, and is secured by a mortgage, deed of trust or trust deed that grants a perfected first priority Lien on the underlying residential real property.

     "OBLIGATIONS" means the principal of and interest on the Warehouse Revolving Loans, and, without duplication, all other indebtedness, obligations and liabilities of the Borrowers to the Warehouse Lenders and the Warehouse Agent under or arising out of or in connection with this Agreement or any other Warehouse Loan Documents (including indemnities, fees and expenses), whether now existing or hereafter incurred, direct or indirect, absolute or contingent, matured or unmatured, joint or several, whether for principal, interest, reimbursement obligations, fees, expenses or otherwise, and the due performance and compliance with the terms and conditions of this

Agreement and the other Warehouse Loan Documents by the Borrowers and also includes amounts that would become due but for operation of 11 U.S.C. Sections 502 and 503 or any other provision of Title 11 of the United States Code, pre- and post-maturity interest on any of the foregoing, including all post-petition interest if any Company voluntarily or involuntarily files for protection under any Debtor Law, and all renewals, extensions, and modifications of any of the foregoing.

     "VA" means the U.S. Department of Veterans Affairs.

     "WAREHOUSE LOAN DOCUMENTS" means (a) the Credit Agreement, certificates and reports delivered under the Credit Agreement, and exhibits and schedules to the Credit Agreement, (b) all agreements, documents, and instruments in favor of the Warehouse Agent, the Custodian or the Warehouse Lenders (or the Warehouse Agent or Custodian on behalf of the Warehouse Lenders) ever delivered under this Agreement or otherwise delivered in connection with any of the Obligations and (c) all renewals, extensions, and restatements of, and amendments and supplements to, any of the foregoing.

     "WAREHOUSE NOTE PAYMENT/FUNDING ACCOUNT" means the Borrowers' non-interest bearing demand checking account no. 0010-________ to be maintained with Texas Commerce.

     "WAREHOUSE REVOLVING LOAN" means and includes (i) a loan made by the Warehouse Lenders and (ii) a Swing Loan made by Texas Commerce, and disbursed by the Warehouse Agent to the Borrowers under SECTION 3.1 or 4.1 of the Credit Agreement, respectively, on a Disbursement Date.

                               FINANCING STATEMENT

            THIS FINANCING STATEMENT IS PRESENTED TO A FILING OFFICER
                  FOR FILING UNDER THE UNIFORM COMMERCIAL CODE.


----------------------------------------------------------------------------------
DEBTOR'S NAME AND MAILING ADDRESS:    MCA Mortgage Corporation
                                      23999 Northwestern Highway, Suite 230
                                      Southfield, MI 48075

                                      FED. TAX ID NO. 37-1371271
----------------------------------------------------------------------------------
SECURED PARTY'S NAME AND MAILING      Texas Commerce Bank National Association, as
ADDRESS:                              Warehouse Agent(4)
                                      712 Main Street
                                      Houston, TX  77002

                                      FED. TAX ID NO. 74-0800980
----------------------------------------------------------------------------------
FOR FILING OFFICER:
----------------------------------------------------------------------------------

THIS FINANCING STATEMENT COVERS THE FOLLOWING PRESENT AND FUTURE TYPES AND ITEMS OF PROPERTY AND INTERESTS, WHETHER NOW OWNED OR ACQUIRED IN THE FUTURE BY DEBTOR (THE "COLLATERAL"):

         - Mortgage Loans from time to time identified to Secured Party as Collateral.

         - Second Mortgage Loans from time to time identified to Secured Party as Collateral.

         - Construction Loans from time to time identified to Secured Party as Collateral.

         - Land Contracts from time to time identified to Secured Party as Collateral.

         - All Collateral Papers in any way related to any of the above identified as Collateral, including, without limitation, all promissory notes evidencing, and all mortgages, deeds of trust, or trust deeds securing, those Mortgage Loans, Second Mortgage Loans or Construction Loans, and all Land Contracts, whether deposited with or held by or for Secured Party identified by Debtor (or another Company) as Collateral for a Wet Borrowing, or otherwise.

         - Private mortgage insurance (including, without limitation, all commitments to issue any such insurance) covering, and all commitments issued by FHA to insure or issued by VA to guarantee, any Mortgage Loans or Construction Loans identified as Collateral.

         - Security of any kind pledged by a mortgagor for any Mortgage Collateral identified as Collateral.

----------------

               (4) Secured Party is serving as Warehouse Agent under the Credit Agreement, and the security interest evidenced by this financing statement, as amended from time to time, is granted to Secured Party in that capacity and as secured party on behalf of all of the Warehouse Lenders, including Texas Commerce, Residential Funding Corporation, Guaranty Federal Bank, F.S.B., Bank One, Texas, N.A., The Bank of New York and LaSalle National Bank

         - Casualty insurance assigned to Debtor in connection with any Mortgage Collateral identified as Collateral.

         - Mortgage Securities deposited with or held by or for Secured Party under the Warehouse Loan Documents or registered by book entry in Secured Party's name under the Warehouse Loan Documents.

         - Guaranties related to Mortgage Securities identified as Collateral.

         - Take-out Commitments held by Debtor for any Mortgage Collateral identified as Collateral, rights to deliver those Mortgage Loans, Construction Loans, Second Mortgage Loans or Mortgage Securities, as the case may be, to the investors or other purchasers under those Take-out Commitments, and all proceeds resulting from the sale of any of those Mortgage Loans, Construction Loans, Second Mortgage Loans or Mortgage Securities under those Take-out Commitments.

         - Any Collateral otherwise described in the security agreement to which this financing statement relates that may from time to time be delivered (a) to an investor (or its custodian or other designee) under Section 3.1 of the Custody Agreement until purchased and paid for by that investor or (b) to a Company for correction or servicing under Section 3.2 of the Custody Agreement.

         - The Warehouse Note Payment/Funding Account, all other accounts that Debtor maintains with Secured Party, Warehouse Agent, or any Lender, and all amounts deposited in them or represented by them.

         - Personal property, contract rights, accounts, and general intangibles of any kind whatsoever relating to any Collateral.

         - All files, surveys, certificates, correspondence, appraisals, tapes, discs, cards, accounting records, and other information and data of Debtor relating to any Collateral, including, without limitation, all information, data, tapes, discs, and cards necessary to administer and service any Collateral.

         -     Cash and noncash proceeds of any Collateral.

DEBTOR:                                 SECURED PARTY:


MORTGAGE CORPORATION OF                 TEXAS COMMERCE BANK NATIONAL
AMERICA, INC.                           ASSOCIATION, as Warehouse Agent for
                                        Warehouse Lenders


By D. Michael Jehle                     By Pamela E. Skinner
  --------------------------------        ------------------------------------
(Name) D. MICHAEL JEHLE                 (Name) PAMELA E. SKINNER
  --------------------------------            --------------------------------
(Title) EXEC. VICE PRESIDENT            (Title) VICE PRESIDENT
       ---------------------------             -------------------------------

                                   SCHEDULE I

                DEFINITIONS ATTACHED TO FINANCING STATEMENT FROM
             MORTGAGE CORPORATION OF AMERICA, INC., AS DEBTOR, TO
                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
        IN ITS CAPACITY AS WAREHOUSE COLLATERAL AGENT, AS SECURED PARTY


     "CONSTRUCTION LOAN" means a loan that would qualify as a Mortgage Loan except only for the fact that it is a one-time closing loan to the homeowner (and not to his or her contractor) to finance new residential construction or residential improvements.

     "CREDIT AGREEMENT" means the 10/97 Senior Secured Warehouse Credit Agreement dated as of October 31, 1997 among the Companies, Texas Commerce Bank National Association, as a Warehouse Lender and as agent for the other Warehouse Lenders, and the other Warehouse Lenders.

     "CUSTODY AGREEMENT" means the Custody Agreement dated as of October 31, 1997 between the Companies and the Custodian, as it may be supplemented, amended or restated from time to time. By this reference, the Custody Agreement is incorporated into this Agreement; provided that, in interpreting this Agreement or any of the other Warehouse Loan Documents except the Custody Agreement itself, definitions of terms in this Agreement will control over any inconsistent definitions in the Custody Agreement.

     "FHA" means the Federal Housing Administration within the United States Department of Housing and Urban Department.

     "LAND CONTRACT" means a contract pursuant to which a seller has agreed to sell residential land to a purchaser on an installment sale basis with a promise to deliver a deed to such purchaser when the entire installment sale price is paid.

     "MORTGAGE LOAN" means a loan that is not a construction loan, a non-residential loan, a multi-family residential loan or a commercial loan, is evidenced by a valid promissory note, and is secured by a mortgage, deed of trust or trust deed that grants a perfected first priority Lien on the underlying residential real property.

     "OBLIGATIONS" means the principal of and interest on the Warehouse Revolving Loans, and, without duplication, all other indebtedness, obligations and liabilities of the Borrowers to the Warehouse Lenders and the Warehouse Agent under or arising out of or in connection with this Agreement or any other Warehouse Loan Documents (including indemnities, fees and expenses), whether now existing or hereafter incurred, direct or indirect, absolute or contingent, matured or unmatured, joint or several, whether for principal, interest, reimbursement obligations, fees, expenses or otherwise, and the due performance and compliance with the terms and conditions of this

Agreement and the other Warehouse Loan Documents by the Borrowers and also includes amounts that would become due but for operation of 11 U.S.C. Sections 502 and 503 or any other provision of Title 11 of the United States Code, pre- and post-maturity interest on any of the foregoing, including all post-petition interest if any Company voluntarily or involuntarily files for protection under any Debtor Law, and all renewals, extensions, and modifications of any of the foregoing.

     "VA" means the U.S. Department of Veterans Affairs.

     "WAREHOUSE LOAN DOCUMENTS" means (a) the Credit Agreement, certificates and reports delivered under the Credit Agreement, and exhibits and schedules to the Credit Agreement, (b) all agreements, documents, and instruments in favor of the Warehouse Agent, the Custodian or the Warehouse Lenders (or the Warehouse Agent or Custodian on behalf of the Warehouse Lenders) ever delivered under this Agreement or otherwise delivered in connection with any of the Obligations and (c) all renewals, extensions and reinstatements of, and amendments and supplements to, any of the foregoing.

     "WAREHOUSE NOTE PAYMENT/FUNDING ACCOUNT" means the Borrowers' non-interest bearing demand checking account no. 0010-0380287 to be maintained with Texas Commerce.

     "WAREHOUSE REVOLVING LOAN" means and includes (i) a loan made by the Warehouse Lenders and (ii) a Swing Loan made by Texas Commerce, and disbursed by the Warehouse Agent to the Borrowers under SECTION 3.1 or 4.1 of the Credit Agreement, respectively, on a Disbursement Date.

                        DISBURSEMENT REQUEST CERTIFICATE

             (to refinance Eligible Seasoned Warehouse Collateral)

================================================================================
     This certificate is delivered pursuant to SECTION 4.1 of the 10/97 Senior Secured Seasoned Warehouse Credit Agreement dated as of October 31, 1997 (as supplemented, amended or restated, the "WAREHOUSE CREDIT AGREEMENT"), among the Companies, the Seasoned Warehouse Agent and the Seasoned Warehouse Lenders. Terms defined in the Warehouse Credit Agreement have the same meaning when used, unless otherwise defined, in this certificate.

     I certify to Seasoned Warehouse Agent and Seasoned Warehouse Lenders that on the date of this certificate:

     1. I am the undersigned officer of the Companies and deliver this certificate on their behalf.

     2. The proceeds of the requested Revolving Loan are to be used to refinance Debt secured by Eligible Seasoned Warehouse Collateral currently held by Texas Commerce, who will assign to the Seasoned Warehouse Agent (as agent and Representative of the Seasoned Warehouse Lenders) its security interest in all collateral for such existing Debt being refinanced and, upon disbursement of such proceeds to Texas Commerce, a Company will own good and marketable title to such Collateral, free and clear of any lien, pledge, charge or interest of any party other than the Seasoned Warehouse Agent (as agent and Representative of the Seasoned Warehouse Lenders).

     3. All of the Collateral in which the Seasoned Warehouse Agent (as agent and Representative of the Seasoned Warehouse Lenders), by disbursing such refinancing Seasoned Warehouse Revolving Loan, will acquire a security interest shall be Eligible Seasoned Warehouse Collateral.

     4. All of the Collateral to be so refinanced by the proposed Seasoned Warehouse Revolving Loan shall be Pledged to the Seasoned Warehouse Agent as Collateral, and to no other Person, and shall be subject to the Warehouse Credit Agreement and the Seasoned Warehouse Security Agreement, and the Seasoned Warehouse Agent, as agent and Representative of the Lenders, will thereby acquire and have a first and prior perfected security interest therein.

     5.  No Default or Event of Default has occurred and is continuing.

     6. The warranties and representations set forth in SECTION 10 of the Warehouse Credit Agreement and SECTION 3 of the Seasoned Warehouse Security Agreement are true and correct on and as of the date hereof.


                                                By     Lee P. Wells
                                                   ---------------------
                                                (Name) LEE P. WELLS
                                                      ------------------
                                                (1) (Title) PRESIDENT
                                                           -------------
                                                (Date) 11/5/97
                                                      ------------------





---------------------
(1)   Must be a Responsible Officer of all four Companies.

                           UNIFORM COMMERCIAL CODE                                      REORDER FROM
  STATEMENTS OF CONTINUATION, PARTIAL RELEASE, ASSIGNMENT, ETC. - FORM UCC-3            REGISTRE, INC.
                                                                                        514 PIERCE ST.
                                                                                        P.O. BOX 218
                                                                                        ANOKA, MN 55303
                                                                                        (612) 421-1713
INSTRUCTIONS:
1. PLEASE TYPE this form. Fold only along perforation for mailing.
2. Remove Secured Party and Debtor copies and send other 3 copies with interleaved carbon paper to the filing officer.
3. Enclose filing fee.
4. If the space provided for any item(s) on the form is inadequate the item(s)
   should be continued on additional sheets, preferably 5" x 8" or 8" x 10".
   Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of Form UCC-3.  Long schedules of collateral, etc., may be on any size paper that is convenient for the secured party.
5. At the time of filing, filing officer will return third copy as an acknowledgement.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               For Filing Officer
                                                                                                               (Date, Time, Number,
This STATEMENT is presented to THE FILING OFFICER for filing pursuant to the Uniform Commercial Code:          and Filing Office)
--------------------------------------------------------------------------------------------------------
DEBTOR(S) (LAST NAME FIRST) AND ADDRESS(ES)             SECURED PARTY(IES) AND ADDRESS(ES)
MCA Financial Corp.                                     Texas Commerce Bank National
23999 Northwestern Highway                              Association, as Collateral Agent
Suite 230                                               712 Main Street
Southfield, MI 48075                                    Houston, TX 77002
--------------------------------------------------------------------------------------------------------
This Statement refers to original Financing Statement No.   3604922
                                                         -----------------------------------------------
Date filed: October 29, 1996 Filed with Secretary of State
            ----------    --            ----------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
A. [ ] CONTINUATION........  The original financing statement between the foregoing Debtor and Secured Party, bearing the
                             file number shown above, is still effective.

B. [ ] PARTIAL RELEASE.....  From the collateral described in the financing statement bearing the file number shown above,
                             the Secured Party releases the property indicated
                             below.

C. [X] ASSIGNMENT..........  The Secured Party certifies that the Secured Party has assigned to the Assignee whose name and
                             address is shown below, Secured Party's rights
                             under the financing statement bearing the file
                             number shown above in the property indicated below.

D. [ ] TERMINATION.........  The Secured Party certifies that the Secured Party no longer claims a security interest under the
                             financing statement bearing the file number shown
                             above.

E. [ ] AMENDMENT...........  The financing statement bearing the above file number is amended.

                             [ ] To show the Secured Party's new address as
                                 indicated below;
                             [ ] To show the Debtor's new address as indicated
                                 below;
                             [ ] As set forth below:

--------------------------------------------------------------------------------

See Exhibit A attached hereto.

--------------------------------------------------------------------------------

                                                 TEXAS COMMERCE BANK NATIONAL      (Secured
__________________________________(Debtor)       ASSOCIATION, as Collateral Agent   Party)
(Signature of Debtor, if required)

Dated: _________________________, 19__             By:  [SIG]
                                                        -------------------------------------
                                                          (Signature of Secured Party)

FILING OFFICER-ALPHABETICAL

    THIS FORM OF FINANCING STATEMENT IS APPROVED BY THE SECRETARY OF STATE.

STANDARD FORM-UNIFORM COMMERCIAL CODE-FORM UCC-3 REV. 7-74

                     EXHIBIT A TO FINANCING STATEMENT FROM
                       MCA FINANCIAL CORP., AS DEBTOR, TO
                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                     AS COLLATERAL AGENT, AS SECURED PARTY



Texas Commerce Bank National Association, as agent and representative of Warehouse Lenders under the 10/97 Senior Secured Warehouse Credit Agreement, as amended from time to time, including itself, Residential Funding Corporation, Guaranty Federal Bank, F.S.B., Bank One, Texas, N.A., The Bank of New York and LaSalle National Bank
712 Main Street
Houston, TX 77002

                            UNIFORM COMMERCIAL CODE                                     REORDER FROM
  STATEMENTS OF CONTINUATION, PARTIAL RELEASE, ASSIGNMENT, ETC. -- FORM UCC-3           REGISTRE, INC.
                                                                                        514 PIERCE ST.
                                                                                        P.O. BOX 218
                                                                                        ANOKA, MN  55303
                                                                                        (612) 421-1713
INSTRUCTIONS:
  1. PLEASE TYPE this form.  Fold only along perforation for mailing.
  2. Remove Secured Party and Debtor copies and send other 3 copies with interleaved carbon paper to the filing officer.
  3. Enclose filing fee.
  4. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 5" x 8" or 8"
     x 10". Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of Form UCC-3.  Long schedules of collateral, etc., may be on any size paper that is convenient for the secured party.
  5. At the time of filing, filing officer will return third copy as an acknowledgment.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            For Filing Officer
                                                                                                            (Date, Time, Number,
This STATEMENT is presented to THE FILING OFFICER for filing pursuant to the Uniform Commercial Code:       and Filing Office)
----------------------------------------------------------------------------------------------------------
Debtor(s) (Last Name First) and address(es)           Secured Party(ies) and address(es)
Mortgage Corporation of                               Texas Commerce Bank National
America                                               Association, as Collateral Agent
23999 Northwestern Highway                            712 Main Street
Suite 230                                             Houston, TX  77002
Southfield, MI  48075
----------------------------------------------------------------------------------------------------------
This Statement refers to original Financing Statement No.   3604923
                                                          ------------------------------------------------
Date filed: October 29, 1996   Filed with Secretary of State
            ----------    --              ----------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

A. [ ] CONTINUATION..... The original financing statement between the foregoing Debtor and Secured Party, bearing the file number shown above, is still effective.

B. [ ] PARTIAL RELEASE.. From the collateral described in the financing statement bearing the file number shown above, the Secured
                         Party releases the property indicated below.

C. [X] ASSIGNMENT....... The Secured Party certifies that the Secured Party has assigned to the Assignee whose name and address is shown below, Secured Party's rights under the financing statement bearing the file number shown above in the property indicated below.

D. [ ] TERMINATION...... The Secured Party certifies that the Secured Party no longer claims a security interest under the financing statement bearing the file number shown above.

E. [ ] AMENDMENT........ The financing statement bearing the above file number is amended.
                         [ ] To show the Secured Party's new address as indicated below;
                         [ ] To show the Debtor's new address as indicated below;
                         [ ] As set forth below:
------------------------------------------------------------------------------------------------------------------------------------

See Exhibit A attached hereto.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                        TEXAS COMMERCE BANK NATIONAL
------------------------------------------------(Debtor)                                ASSOCIATION, as Collateral Agent (Secured)
       (Signature of Debtor, if required)                                               -------------------------------- Party)

 Dated:                                     19                                          By:          [SIG]
       -----------------------------------,   ---------                                     -------------------------------------
                                                                                                (Signature of Secured Party)

      FILING OFFICER-ALPHABETICAL

                              THIS FORM OF FINANCING STATEMENT IS APPROVED BY THE SECRETARY OF STATE.

STANDARD FORM-UNIFORM COMMERCIAL CODE-FORM UCC-3 REV. 7-74

                     EXHIBIT A TO FINANCING STATEMENT FROM
                 MORTGAGE CORPORATION OF AMERICA, AS DEBTOR, TO
                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                     AS COLLATERAL AGENT, AS SECURED PARTY



Texas Commerce Bank National Association, as agent and representative of Warehouse Lenders under the 10/97 Senior Secured Warehouse Credit Agreement, as amended from time to time, including itself, Residential Funding Corporation, Guaranty Federal Bank, F.S.B., Bank One, Texas, N.A, The Bank of New York and LaSalle National Bank
712 Main Street
Houston, TX  77002

                            UNIFORM COMMERCIAL CODE                                     REORDER FROM
  STATEMENTS OF CONTINUATION, PARTIAL RELEASE, ASSIGNMENT, ETC. -- FORM UCC-3           REGISTRE, INC.
                                                                                        514 PIERCE ST.
                                                                                        P.O. BOX 218
                                                                                        ANOKA, MN  55303
                                                                                        (612) 421-1713
INSTRUCTIONS:
  1. PLEASE TYPE this form.  Fold only along perforation for mailing.
  2. Remove Secured Party and Debtor copies and send other 3 copies with interleaved carbon paper to the filing officer.
  3. Enclose filing fee.
  4. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 5" x 8" or 8" x
     10". Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of Form UCC-3.  Long schedules of collateral, etc., may be on any size paper that is convenient for the secured party.
  5. At the time of filing, filing officer will return third copy as an acknowledgment.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            For Filing Officer
                                                                                                            (Date, Time, Number,
This STATEMENT is presented to THE FILING OFFICER for filing pursuant to the Uniform Commercial Code:       and Filing Office)
----------------------------------------------------------------------------------------------------------
Debtor(s) (Last Name First) and address(es)           Secured Party(ies) and address(es)
Mortgage Corporation of                               Texas Commerce Bank National
America , Inc.                                        Association, as Collateral Agent
23999 Northwestern Highway                            712 Main Street
Suite 230                                             Houston, TX  77002
Southfield, MI  48075
----------------------------------------------------------------------------------------------------------
This Statement refers to original Financing Statement No.   3604876
                                                          ------------------------------------------------
Date filed: October 29, 1996   Filed with Secretary of State
            ----------    --              ----------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

A. [ ] CONTINUATION..... The original financing statement between the foregoing Debtor and Secured Party, bearing the file number shown above, is still effective.

B. [ ] PARTIAL RELEASE.. From the collateral described in the financing statement bearing the file number shown above, the Secured
                         Party releases the property indicated below.

C. [X] ASSIGNMENT....... The Secured Party certifies that the Secured Party has assigned to the Assignee whose name and address is shown below, Secured Party's rights under the financing statement bearing the file number shown above in the property indicated below.

D. [ ] TERMINATION...... The Secured Party certifies that the Secured Party no longer claims a security interest under the financing statement bearing the file number shown above.

E. [ ] AMENDMENT........ The financing statement bearing the above file number is amended.
                         [ ] To show the Secured Party's new address as indicated below;
                         [ ] To show the Debtor's new address as indicated below;
                         [ ] As set forth below:
------------------------------------------------------------------------------------------------------------------------------------

See Exhibit A attached hereto.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                        TEXAS COMMERCE BANK NATIONAL
------------------------------------------------(Debtor)                                ASSOCIATION, as Collateral Agent (Secured)
       (Signature of Debtor, if required)                                               -------------------------------- Party)

 Dated:                                     19                                          By:          [SIG]
       -----------------------------------,   ---------                                     -------------------------------------
                                                                                                (Signature of Secured Party)

      FILING OFFICER-ALPHABETICAL

                              THIS FORM OF FINANCING STATEMENT IS APPROVED BY THE SECRETARY OF STATE.

STANDARD FORM-UNIFORM COMMERCIAL CODE-FORM UCC-3 REV. 7-74

                    EXHIBIT A TO FINANCING STATEMENT FROM
             MORTGAGE CORPORATION OF AMERICA, INC., AS DEBTOR, TO
                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                    AS COLLATERAL AGENT, AS SECURED PARTY




Texas Commerce Bank National Association, as agent and representative of Warehouse Lenders under the 10/97 Senior Secured Warehouse Credit Agreement, as amended from time to time, including itself, Residential Funding Corporation, Guaranty Federal Bank, F.S.B., Bank One, Texas, N.A., The Bank of New York and LaSalle National Bank
712 Main Street
Houston, TX 77002

                            UNIFORM COMMERCIAL CODE                                     REORDER FROM
  STATEMENTS OF CONTINUATION, PARTIAL RELEASE, ASSIGNMENT, ETC. -- FORM UCC-3           REGISTRE, INC.
                                                                                        514 PIERCE ST.
                                                                                        P.O. BOX 218
                                                                                        ANOKA, MN  55303
                                                                                        (612) 421-1713
INSTRUCTIONS:
  1. PLEASE TYPE this form.  Fold only along perforation for mailing.
  2. Remove Secured Party and Debtor copies and send other 3 copies with interleaved carbon paper to the filing officer.
  3. Enclose filing fee.
  4. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 5" x 8" or 8"
     x 10". Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of Form UCC-3.  Long schedules of collateral, etc., may be on any size paper that is convenient for the secured party.
  5. At the time of filing, filing officer will return third copy as an acknowledgment.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            For Filing Officer
                                                                                                            (Date, Time, Number,
This STATEMENT is presented to THE FILING OFFICER for filing pursuant to the Uniform Commercial Code:       and Filing Office)
----------------------------------------------------------------------------------------------------------
Debtor(s) (Last Name First) and address(es)             Secured Party(ies) and address(es)
MCA Mortgage Corporation                              Texas Commerce Bank National
23999 Northwestern Highway                            Association, as Collateral Agent
Suite 230                                             712 Main Street
Southfield, MI  48075                                 Houston, TX  77002

----------------------------------------------------------------------------------------------------------
This Statement refers to original Financing Statement No.   3604875
                                                          ------------------------------------------------
Date filed: October 29, 1996   Filed with Secretary of State
            ----------    --              ----------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

A. [ ] CONTINUATION..... The original financing statement between the foregoing Debtor and Secured Party, bearing the file number shown above, is still effective.

B. [ ] PARTIAL RELEASE.. From the collateral described in the financing statement bearing the file number shown above, the Secured
                         Party releases the property indicated below.

C. [X] ASSIGNMENT....... The Secured Party certifies that the Secured Party has assigned to the Assignee whose name and address is shown below, Secured Party's rights under the financing statement bearing the file number shown above in the property indicated below.

D. [ ] TERMINATION...... The Secured Party certifies that the Secured Party no longer claims a security interest under the financing statement bearing the file number shown above.

E. [ ] AMENDMENT........ The financing statement bearing the above file number is amended.
                         [ ] To show the Secured Party's new address as indicated below;
                         [ ] To show the Debtor's new address as indicated below;
                         [ ] As set forth below:
------------------------------------------------------------------------------------------------------------------------------------

See Exhibit A attached hereto.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                        TEXAS COMMERCE BANK NATIONAL
------------------------------------------------(Debtor)                                ASSOCIATION, as Collateral Agent (Secured)
       (Signature of Debtor, if required)                                               -------------------------------- Party)

 Dated:                                     19                                          By:          [SIG]
       -----------------------------------,   ---------                                     -------------------------------------
                                                                                                (Signature of Secured Party)

      FILING OFFICER-ALPHABETICAL

                              THIS FORM OF FINANCING STATEMENT IS APPROVED BY THE SECRETARY OF STATE.

STANDARD FORM-UNIFORM COMMERCIAL CODE-FORM UCC-3 REV. 7-74

                     EXHIBIT A TO FINANCING STATEMENT FROM
                    MCA MORTGAGE CORPORATION, AS DEBTOR, TO
                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                     AS COLLATERAL AGENT, AS SECURED PARTY



Texas Commerce Bank National Association, as agent and representative of Warehouse Lenders under the 10/97 Senior Secured Warehouse Credit Agreement, as amended from time to time, including itself, Residential Funding Corporation, Guaranty Federal Bank, F.S.B., Bank One, Texas, N.A., The Bank of New York and LaSalle National Bank
712 Main Street
Houston, TX  77002

                                                                                                                REGISTRE, INC.
                                   UCC 3 - STATE OF MICHIGAN                                                    514 PIERCE ST.
                                                                                                                P.O. BOX 218
                                                                                                                ANOKA, MN  55303
                                                                                                                (612) 421-1713


This FINANCING STATEMENT is presented for filing                                                    FOR FILING OFFICER
pursuant to the Michigan Uniform Commercial Code.      (Please Type All Information)       (Date, Time, Number, and Filing Officer)
-----------------------------------------------------------------------------------------------------------------------------------
1. Debtor(s) (Last Name First, If individual) & Address(es)     Soc. Security #/Tax ID#                  DO NOT WRITE IN THIS SPACE

                Mortgage Corporation of America, Inc.
                23999 Northwestern Highway, Suite 230
                Southfield, MI  48075


---------------------------------------------------------------------------------------
2. Secured Party(ies) & Address(es)                                 Secured Party #
                                                               74-0800980

                Texas Commerce Bank National Association,
                as Collateral Agent
                712 Main Street
                Houston, TX  77002
                                                                                              --------------------------------------
                                                                                              4. No. of Add'l    5. State Account
                                                                                                 Sheets             No.
---------------------------------------------------------------------------------------       --------------------------------------
3. MAIL ACKNOWLEDGEMENT COPY TO:
                                                                                              6. THIS STATEMENT REFERS TO THE
                                                                                              ORIGINAL FINANCING STATEMENT BEARING
                James W. Robertson                                                            THE FOLLOWING:
                Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
                600 Travis Street                                                             Sec. of State File Number  D149894
                3200 Texas Commerce Tower                                                                               -----------
                Houston, TX  77002-3095                                                       Reg. of Deeds File Number
                                                                                                                        -----------
                                                                                              Liber               Page
                                                                                                    ----------          --------

------------------------------------------------------------------------------------------------------------------------------------

7. [ ]  AMENDMENT  -  The Financing Statement bearing the file number(s) shown in Item 6 is amended as set forth in Item 13 below.

8. [X]  ASSIGNMENT -  All of Secured Party's right under the Financing Statement bearing the file number shown in Item 6 has been assigned to the assignee whose name and address appears in Item 13 below.

9. [ ]  PARTIAL ASSIGNMENT - A portion of the Secured Party's right under the Financing Statement bearing the file number shown in
        Item 6 to the property described in Item 13 below has been assigned to the assignee whose name and address appears in
        Item 13.

10. [ ] CONTINUATION - The original Financing Statement bearing the file number shown in Item 6 is still effective.  A CONTINUATION
        CANNOT BE FILED MORE THAN SIX MONTHS PRIOR TO EXPIRATION DATE.

11. [ ] PARTIAL RELEASE - The Secured Party(ies) release(s) the following collateral described in Item 13 below from the original
        Financing Statement bearing the file number as shown in Item 6.

12. [ ] TERMINATION - The Secured Party(ies) of record no longer claim(s) a security interest under the Financing Statement bearing the file number shown in Item 6.

13.  Texas Commerce Bank National Association, as agent and representative of Warehouse Lenders under the 10/97 Senior Secured
     Warehouse Credit Agreement, as amended from time to time, including itself, Residential Funding Corporation, Guaranty Federal
     Bank, F.S.B., Bank One, Texas, N.A., The Bank of New York and LaSalle National Bank
     712 Main Street
     Houston, TX  77002


------------------------------------------------------------------------------------------------------------------------------------
                                                                       TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                                                                       as Collateral Agent



x                                                                      x                   [SIG]
-----------------------------------------------                        -------------------------------------------------------------
Signature(s) of Debtor(s)                                              Signature(s) of Secured Party(ies) or Assignee(s) of Record



x                                                                      x
-----------------------------------------------                        -------------------------------------------------------------
Signature(s) of Debtor(s)                                              Signature(s) of Secured Party(ies) or Assignee(s) of Record
IF YOU WISH THE ACKNOWLEDGEMENT COPY TO BE MAILED TO AN ADDRESS OTHER THAN THE SECURED PARTY SHOWN IN ITEM 2, PROVIDE COMPLETE
MAILING INFORMATION IN ITEM 3.


                                                        FILING OFFICER COPY

                             UCC 3 - STATE OF MICHIGAN         REGISTRE, INC.
                                                               514 PIERCE ST.
                                                               P.O. BOX 218
                                                               ANOKA, MN. 55303
                                                               (612) 421-1713


This FINANCING STATEMENT is presented for filing                                                         FOR FILING OFFICER
pursuant to the Michigan Uniform Commercial Code. (Please Type All Information)             (Date, Time, Number, and Filing Officer)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  DO NOT WRITE IN THIS SPACE

1.  DEBTOR(S) (LAST NAME FIRST, IF INDIVIDUAL) & ADDRESS(ES)    SOC. SECURITY #/TAX ID #


        Mortgage Corporation of America                          38-2509529
        23999 Northwestern Highway, Suite 230
        Southfield, MI 48075
-------------------------------------------------------------------------------
2.  SECURED PARTY(IES) & ADDRESS(ES)                            SECURED PARTY#
                                                                 74-0800980
                                                                                        --------------------------------------------
        Texas Commerce Bank National Association,                                       4. NO. OF ADD'L SHEETS  5. STATE ACCOUNT NO.
        as Collateral Agent                                                             --------------------------------------------
        712 Main Street
        Houston, TX 77002
------------------------------------------------------------------------------------------------------------------------------------
3.  MAIL ACKNOWLEDGEMENT COPY TO:                                                         6. THIS STATEMENT REFERS TO THE
                                                                                             ORIGINAL FINANCING STATEMENT
                                                                                             BEARING THE FOLLOWING:
        James W. Robertson
        Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.                                     Sec. of State File Number  D149893
        600 Travis Street                                                                Reg. of Deeds File Number _________
        3200 Texas Commerce Tower                                                        Liber _____________ Page___________
        Houston, TX 77002
------------------------------------------------------------------------------------------------------------------------------------
7. [ ] AMENDMENT - The Financing Statement bearing the file number(s) shown in
       Item 6 is amended as set forth in Item 13 below.

8. [X] ASSIGNMENT - All of Secured Party's right under the Financing Statement bearing the file number shown in Item 6 has been assigned to the assignee whose name and address appears in Item 13 below.

9. [ ] PARTIAL ASSIGNMENT - A portion of the Secured Party's right under the
       Financing Statement bearing the file number shown in Item 6 to the property described in Item 13 below has been assigned to the assignee whose name and address appears in Item 13.

10.[ ] CONTINUATION - The original Financing Statement bearing the file number shown in Item 6 is still effective. A CONTINUATION CANNOT BE FILED MORE
       THAN SIX MONTHS PRIOR TO EXPIRATION DATE.

11.[ ] PARTIAL RELEASE - The Secured Party(ies) release(s) the following collateral described in Item 13 below from the original Financing
       Statement bearing the file number as shown in Item 6.

12.[ ] TERMINATION - The Secured Party(ies) of record no longer claim(s) a security interest under the Financing Statement bearing the file number shown in Item 6.

13. Texas Commerce Bank National Association, as agent and representative of
    Warehouse Lenders under the 10/97 Senior Secured Warehouse Credit Agreement, as amended from time to time, including itself, Residential Funding
    Corporation, Guaranty Federal Bank, F.S.B., Bank One, Texas, N.A., The Bank of New York and LaSalle National Bank
    712 Main Street
    Houston, TX 77002

-------------------------------------------------------------------------------
                                                  TEXAS COMMERCE BANK NATIONAL
                                                  ASSOCIATION,
                                                  as Collateral Agent


x                                                 x [SIG]
 ----------------------------------------------   ------------------------------
 Signature(s) of Debtor(s)                        Signature(s) of Secured
                                                  Party(ies) or Assignee(s) of
                                                  Record


x                                                 x [SIG]
 ----------------------------------------------   ------------------------------
 Signature(s) of Debtor(s)                        Signature(s) of Secured
                                                  Party(ies) or Assignee(s) of
                                                  Record

IF YOU WISH THE ACKNOWLEDGEMENT COPY TO BE MAILED TO AN ADDRESS OTHER THAN THE
SECURED PARTY SHOWN IN ITEM 2, PROVIDE COMPLETE MAILING INFORMATION IN ITEM 3.




                              FILING OFFICER COPY

                                                                                                                REGISTRE, INC.
                                   UCC 3 - STATE OF MICHIGAN                                                    514 PIERCE ST.
                                                                                                                P.O. BOX 218
                                                                                                                ANOKA, MN  55303
                                                                                                                (612) 421-1713    N


This FINANCING STATEMENT is presented for filing                                                    FOR FILING OFFICER
pursuant to the Michigan Uniform Commercial Code.      (Please Type All Information)       (Date, Time, Number, and Filing Officer)
-----------------------------------------------------------------------------------------------------------------------------------
1. Debtor(s) (Last Name First, If Individual) & Address(es)     Soc. Security #/Tax ID#                  DO NOT WRITE IN THIS SPACE
                                                                  38-3014001

                MCA Financial Corp.
                23999 Northwestern Highway, Suite 230
                Southfield, MI  48075


---------------------------------------------------------------------------------------
2. Secured Party(ies) & Address(es)                                 Secured Party #
                                                               74-0800980

                Texas Commerce Bank National Association,
                as Collateral Agent
                712 Main Street
                Houston, TX  77002
                                                                                              --------------------------------------
                                                                                              4. No. of Add'l    5. State Account
                                                                                                 Sheets             No.
---------------------------------------------------------------------------------------       --------------------------------------
3. MAIL ACKNOWLEDGEMENT COPY TO:
                                                                                              6. THIS STATEMENT REFERS TO THE
                                                                                              ORIGINAL FINANCING STATEMENT BEARING
                James W. Robertson                                                            THE FOLLOWING:
                Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
                600 Travis Street                                                             Sec. of State File Number  D149895
                3200 Texas Commerce Tower                                                                               -----------
                Houston, TX  77002-3095                                                       Reg. of Deeds File Number
                                                                                                                        -----------
                                                                                              Liber               Page
                                                                                                    ----------          --------

------------------------------------------------------------------------------------------------------------------------------------

7. [ ]  AMENDMENT  -  The Financing Statement bearing the file number(s) shown in Item 6 is amended as set forth in Item 13 below.

8. [X]  ASSIGNMENT -  All of Secured Party's right under the Financing Statement bearing the file number shown in Item 6 has been assigned to the assignee whose name and address appears in Item 13 below.

9. [ ]  PARTIAL ASSIGNMENT - A portion of the Secured Party's right under the Financing Statement bearing the file number shown in
        Item 6 to the property described in Item 13 below has been assigned to the assignee whose name and address appears in
        Item 13.

10. [ ] CONTINUATION - The original Financing Statement bearing the file number shown in Item 6 is still effective.  A CONTINUATION
        CANNOT BE FILED MORE THAN SIX MONTHS PRIOR TO EXPIRATION DATE.

11. [ ] PARTIAL RELEASE - The Secured Party(ies) release(s) the following collateral described in Item 13 below from the original
        Financing Statement bearing the file number as shown in Item 6.

12. [ ] TERMINATION - The Secured Party(ies) of record no longer claim(s) a security interest under the Financing Statement bearing the file number shown in Item 6.

13.  Texas Commerce Bank National Association, as agent and representative of Warehouse Lenders under the 10/97 Senior Secured
     Warehouse Credit Agreement, as amended from time to time, including itself, Residential Funding Corporation, Guaranty Federal
     Bank, F.S.B., Bank One, Texas, N.A., The Bank of New York and LaSalle National Bank
     712 Main Street
     Houston, TX  77002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                        TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                                                                                        as Collateral Agent



x                                                                      x                   [SIG]
-----------------------------------------------                        -------------------------------------------------------------
Signature(s) of Debtor(s)                                              Signature(s) of Secured Party(ies) or Assignee(s) of Record



x                                                                      x
-----------------------------------------------                        -------------------------------------------------------------
Signature(s) of Debtor(s)                                              Signature(s) of Secured Party(ies) or Assignee(s) of Record
IF YOU WISH THE ACKNOWLEDGEMENT COPY TO BE MAILED TO AN ADDRESS OTHER THAN THE SECURED PARTY SHOWN IN ITEM 2, PROVIDE COMPLETE
MAILING INFORMATION IN ITEM 3.


                                                        FILING OFFICER COPY

2222

                                                                                                                REGISTRE, INC.
                                   UCC 3 - STATE OF MICHIGAN                                                    514 PIERCE ST.
                                                                                                                P.O. BOX 218
                                                                                                                ANOKA, MN  55303
                                                                                                                (612) 421-1713    N


This FINANCING STATEMENT is presented for filing                                                    FOR FILING OFFICER
pursuant to the Michigan Uniform Commercial Code.      (Please Type All Information)       (Date, Time, Number, and Filing Officer)
-----------------------------------------------------------------------------------------------------------------------------------
1. Debtor(s) (Last Name First, If Individual) & Address(es)     Soc. Security #/Tax ID#                  DO NOT WRITE IN THIS SPACE
                                                                  38-2613174

                MCA Mortgage Corporation
                23999 Northwestern Highway, Suite 230
                Southfield, MI  48075


---------------------------------------------------------------------------------------
2. Secured Party(ies) & Address(es)                                 Secured Party #
                                                                 74-0800980

                Texas Commerce Bank National Association,
                as Collateral Agent
                712 Main Street
                Houston, TX  77002
                                                                                              --------------------------------------
                                                                                              4. No. of Add'l    5. State Account
                                                                                                 Sheets             No.
---------------------------------------------------------------------------------------       --------------------------------------
3. MAIL ACKNOWLEDGEMENT COPY TO:
                                                                                              6. THIS STATEMENT REFERS TO THE
                                                                                              ORIGINAL FINANCING STATEMENT BEARING
                James W. Robertson                                                            THE FOLLOWING:
                Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
                600 Travis Street                                                             Sec. of State File Number  D149892
                3200 Texas Commerce Tower                                                                               -----------
                Houston, TX  77002-3095                                                       Reg. of Deeds File Number
                                                                                                                        -----------
                                                                                              Liber               Page
                                                                                                    ----------          --------

------------------------------------------------------------------------------------------------------------------------------------

7. [ ]  AMENDMENT  -  The Financing Statement bearing the file number(s) shown in Item 6 is amended as set forth in Item 13 below.

8. [X]  ASSIGNMENT -  All of Secured Party's right under the Financing Statement bearing the file number shown in Item 6 has been assigned to the assignee whose name and address appears in Item 13 below.

9. [ ]  PARTIAL ASSIGNMENT - A portion of the Secured Party's right under the Financing Statement bearing the file number shown in
        Item 6 to the property described in Item 13 below has been assigned to the assignee whose name and address appears in
        Item 13.

10. [ ] CONTINUATION - The original Financing Statement bearing the file number shown in Item 6 is still effective.  A CONTINUATION
        CANNOT BE FILED MORE THAN SIX MONTHS PRIOR TO EXPIRATION DATE.

11. [ ] PARTIAL RELEASE - The Secured Party(ies) release(s) the following collateral described in Item 13 below from the original
        Financing Statement bearing the file number as shown in Item 6.

12. [ ] TERMINATION - The Secured Party(ies) of record no longer claim(s) a security interest under the Financing Statement bearing the file number shown in Item 6.

13.  Texas Commerce Bank National Association, as agent and representative of Warehouse Lenders under the 10/97 Senior Secured
     Warehouse Credit Agreement, as amended from time to time, including itself, Residential Funding Corporation, Guaranty Federal
     Bank, F.S.B., Bank One, Texas, N.A., The Bank of New York and LaSalle National Bank
     712 Main Street
     Houston, TX  77002


------------------------------------------------------------------------------------------------------------------------------------
                                                                                        TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                                                                                        as Collateral Agent



x                                                                      x                   [SIG]
-----------------------------------------------                        -------------------------------------------------------------
Signature(s) of Debtor(s)                                              Signature(s) of Secured Party(ies) or Assignee(s) of Record



x                                                                      x
-----------------------------------------------                        -------------------------------------------------------------
Signature(s) of Debtor(s)                                              Signature(s) of Secured Party(ies) or Assignee(s) of Record
IF YOU WISH THE ACKNOWLEDGEMENT COPY TO BE MAILED TO AN ADDRESS OTHER THAN THE SECURED PARTY SHOWN IN ITEM 2, PROVIDE COMPLETE
MAILING INFORMATION IN ITEM 3.


                                                        FILING OFFICER COPY

                        IMPORTANT - READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM - DO NOT DETACH STUB


=======================================                                             THIS STATEMENT IS PRESENTED TO A FILING
---------------------------------------                                             OFFICER FOR FILING PURSUANT TO THE
---------------------------------------                                             UNIFORM COMMERCIAL CODE.
=======================================                                             11.  / / CHECK TO REQUEST SAME DEBTOR
                                                                                         SEARCH CERTIFICATE (INSTRUCTION B.11)
------------------------------------------------------------------------------------------------------------------------------------
1.  DEBTOR (IF PERSONAL) LAST NAME                    FIRST NAME                  M.I.        1A. PREFIX        1B. SUFFIX
  MCA Financial Corp.
------------------------------------------------------------------------------------------------------------------------------------
1C.  MAILING ADDRESS                                                 1D. CITY, STATE                            1E. ZIP CODE
   23999 Northwestern Highway, Suite 230                             Southfield, MI                             48075
------------------------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR (IF PERSONAL) LAST NAME         FIRST NAME                  M.I.        2A. PREFIX        2B. SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS                                                  2D. CITY, STATE                            2E. ZIP CODE

====================================================================================================================================
3.  SECURED PARTY (IF PERSONAL) LAST NAME             FIRST NAME               M.I.
  Texas Commerce Bank National Association, as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
3A. MAILING ADDRESS                                                  3B. CITY, STATE                            3C. ZIP CODE
   712  Main Street                                                  Houston, TX                                77002
------------------------------------------------------------------------------------------------------------------------------------
4.  ADDITIONAL SECURED PARTY (IF ANY)
------------------------------------------------------------------------------------------------------------------------------------
4A. MAILING ADDRESS                                                4B. CITY, STATE                              4C. ZIP CODE

====================================================================================================================================
5.  ORIGINAL FINANCING STATEMENT NUMBER   5A. ORIGINAL DATE FILED  6. CHECK            THIS FINANCING STATEMENT CHANGE IS TO BE
  96-203064                               October 11, 1996            IF               FILED IN THE REAL ESTATE RECORDS.
                                                                      APPLICABLE  / /  NO. OF ADDITIONAL SHEETS PRESENTED____.
------------------------------------------------------------------------------------------------------------------------------------
7.  A.  / / AMENDMENT - THE FINANCING STATEMENT IS AMENDED AS SET FORTH IN ITEM 8 BELOW. (INSTRUCTION B.7(A))
------------------------------------------------------------------------------------------------------------------------------------
    B.      TOTAL ASSIGNMENT - ALL OF SECURED PARTY'S RIGHTS UNDER THE FINANCING STATEMENT HAVE BEEN ASSIGNED TO THE ASSIGNEE
       /X/  WHOSE NAME AND ADDRESS ARE SET FORTH IN ITEM 8 BELOW. (INSTRUCTION B.7(B))
------------------------------------------------------------------------------------------------------------------------------------
    C.      PARTIAL ASSIGNMENT - SOME OF SECURED PARTY'S RIGHTS HAVE BEEN ASSIGNED TO THE ASSIGNEE SHOWN IN ITEM 8 BELOW.
       / /  (INSTRUCTION B.7(C))
------------------------------------------------------------------------------------------------------------------------------------
    D. / /  CONTINUATION - THE ORIGINAL STATEMENT IS STILL EFFECTIVE. (INSTRUCTION B.7(D))
------------------------------------------------------------------------------------------------------------------------------------
    E. / /  TOTAL RELEASE - THE SECURED PARTY RELEASES ALL OF THEIR INTEREST IN THE COLLATERAL. (INSTRUCTION B.7(E))
------------------------------------------------------------------------------------------------------------------------------------
    F. / /  PARTIAL RELEASE - THE SECURED PARTY RELEASES THE FOLLOWING COLLATERAL DESCRIBED IN ITEM 8 BELOW. (INSTRUCTION B.7(F))
------------------------------------------------------------------------------------------------------------------------------------
    G. / /  TERMINATION - THE SECURED PARTY(IES) OF RECORD NO LONGER CLAIMS A SECURITY INTEREST AND THE FINANCING STATEMENT IS
            TERMINATED. (INSTRUCTION B.7(G))
====================================================================================================================================
8.  Texas Commerce Bank National Association, as agent and representative of Warehouse Lenders under the 10/97 Senior Secured
    Warehouse Credit Agreement, as amended from time to time, including itself, Residential Funding Corporation, Guaranty Federal
    Bank, F.S.B., Bank One, Texas, N.A., The Bank of New York and LaSalle National Bank
    712 Main Street
    Houston, TX 77002




------------------------------------------------------------------------------------------------------------------------------------
9.  SIGNATURE(S)                                                                         THIS SPACE FOR USE OF FILING OFFICER
    OF                                                                                   (DATE, TIME, NUMBER, FILING OFFICER)
    DEBTOR(S)
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
    SIGNATURE(S)         TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
    OF
    SECURED PARTY(IES)   as Collateral Agent
-------------------------------------------------------------------------------------

                         By:    [SIG]
=====================================================================================
10.  Return copy to:


NAME      James W. Robertson
ADDRESS   Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
CITY      600 Travis Street
STATE     3200 Texas Commerce Tower
ZIP       Houston, TX    77002-3095
====================================================================================================================================
                                         STANDARD FORM - FORM UCC-3 (REV. 9/1/92) (C) 1992 OFFICE OF THE SECRETARY OF STATE OF TEXAS
                                                                                    PRINTED BY JULIUS BLUMBERG, INC., N.Y.C. 10013
                                   (1) FILING OFFICER COPY - NUMERICAL






                        IMPORTANT - READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM - DO NOT DETACH STUB


=======================================                                             THIS STATEMENT IS PRESENTED TO A FILING
---------------------------------------                                             OFFICER FOR FILING PURSUANT TO THE
---------------------------------------                                             UNIFORM COMMERCIAL CODE.
=======================================                                             11.  / / CHECK TO REQUEST SAME DEBTOR
                                                                                         SEARCH CERTIFICATE (INSTRUCTION B.11)
------------------------------------------------------------------------------------------------------------------------------------
1.  DEBTOR (IF PERSONAL) LAST NAME                    FIRST NAME                  M.I.        1A. PREFIX        1B. SUFFIX
  Mortgage Corporation of America
------------------------------------------------------------------------------------------------------------------------------------
1C.  MAILING ADDRESS                                                 1D. CITY, STATE                            1E. ZIP CODE
   23999 Northwestern Highway, Suite 230                             Southfield, MI                             48075
------------------------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR (IF PERSONAL) LAST NAME          FIRST NAME                  M.I.        2A. PREFIX        2B. SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS                                                  2D. CITY, STATE                            2E. ZIP CODE

====================================================================================================================================
3.  SECURED PARTY (IF PERSONAL) LAST NAME             FIRST NAME               M.I.
  Texas Commerce Bank National Association, as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
3A. MAILING ADDRESS                                                  3B. CITY, STATE                            3C. ZIP CODE
   712  Main Street                                                  Houston, TX                                77002
------------------------------------------------------------------------------------------------------------------------------------
4.  ADDITIONAL SECURED PARTY (IF ANY)
------------------------------------------------------------------------------------------------------------------------------------
4A. MAILING ADDRESS                                                4B. CITY, STATE                              4C. ZIP CODE

====================================================================================================================================
5.  ORIGINAL FINANCING STATEMENT NUMBER   5A. ORIGINAL DATE FILED  6. CHECK            THIS FINANCING STATEMENT CHANGE IS TO BE
  96-203070                               October 11, 1996            IF               FILED IN THE REAL ESTATE RECORDS.
                                                                      APPLICABLE  / /  NO. OF ADDITIONAL SHEETS PRESENTED____.
------------------------------------------------------------------------------------------------------------------------------------
7.  A.  / / AMENDMENT - THE FINANCING STATEMENT IS AMENDED AS SET FORTH IN ITEM 8 BELOW. (INSTRUCTION B.7(A))
------------------------------------------------------------------------------------------------------------------------------------
    B.      TOTAL ASSIGNMENT - ALL OF SECURED PARTY'S RIGHTS UNDER THE FINANCING STATEMENT HAVE BEEN ASSIGNED TO THE ASSIGNEE
       /X/  WHOSE NAME AND ADDRESS ARE SET FORTH IN ITEM 8 BELOW. (INSTRUCTION B.7(B))
------------------------------------------------------------------------------------------------------------------------------------
    C.      PARTIAL ASSIGNMENT - SOME OF SECURED PARTY'S RIGHTS HAVE BEEN ASSIGNED TO THE ASSIGNEE SHOWN IN ITEM 8 BELOW.
       / /  (INSTRUCTION B.7(C))
------------------------------------------------------------------------------------------------------------------------------------
    D. / /  CONTINUATION - THE ORIGINAL STATEMENT IS STILL EFFECTIVE. (INSTRUCTION B.7(D))
------------------------------------------------------------------------------------------------------------------------------------
    E. / /  TOTAL RELEASE - THE SECURED PARTY RELEASES ALL OF THEIR INTEREST IN THE COLLATERAL. (INSTRUCTION B.7(E))
------------------------------------------------------------------------------------------------------------------------------------
    F. / /  PARTIAL RELEASE - THE SECURED PARTY RELEASES THE FOLLOWING COLLATERAL DESCRIBED IN ITEM 8 BELOW. (INSTRUCTION B.7(F))
------------------------------------------------------------------------------------------------------------------------------------
    G. / /  TERMINATION - THE SECURED PARTY(IES) OF RECORD NO LONGER CLAIMS A SECURITY INTEREST AND THE FINANCING STATEMENT IS
            TERMINATED. (INSTRUCTION B.7(G))
====================================================================================================================================
8.  Texas Commerce Bank National Association, as agent and representative of Warehouse Lenders under the 10/97 Senior Secured
    Warehouse Credit Agreement, as amended from time to time, including itself, Residential Funding Corporation, Guaranty Federal
    Bank, F.S.B., Bank One, Texas, N.A., The Bank of New York and LaSalle National Bank
    712 Main Street
    Houston, TX 77002




------------------------------------------------------------------------------------------------------------------------------------
9.  SIGNATURE(S)                                                                         THIS SPACE FOR USE OF FILING OFFICER
    OF                                                                                   (DATE, TIME, NUMBER, FILING OFFICER)
    DEBTOR(S)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
    SIGNATURE(S)         TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
    OF
    SECURED PARTY(IES)   as Collateral Agent
--------------------------------------------------------------------------------------

                         By:    [SIG]
======================================================================================
10.  Return copy to:


NAME      James W. Robertson
ADDRESS   Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
CITY      600 Travis Street
STATE     3200 Texas Commerce Tower
ZIP       Houston, TX    77002-3095
====================================================================================================================================
                                         STANDARD FORM - FORM UCC-3 (REV. 9/1/92) (C) 1992 OFFICE OF THE SECRETARY OF STATE OF TEXAS
                                                                                    PRINTED BY JULIUS BLUMBERG, INC., N.Y.C. 10013
                                   (1) FILING OFFICER COPY - NUMERICAL






                        IMPORTANT - READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM - DO NOT DETACH STUB


=======================================                                             THIS STATEMENT IS PRESENTED TO A FILING
---------------------------------------                                             OFFICER FOR FILING PURSUANT TO THE
---------------------------------------                                             UNIFORM COMMERCIAL CODE.
=======================================                                             11.  / / CHECK TO REQUEST SAME DEBTOR
                                                                                         SEARCH CERTIFICATE (INSTRUCTION B.11)
------------------------------------------------------------------------------------------------------------------------------------
1.  DEBTOR (IF PERSONAL) LAST NAME                    FIRST NAME                  M.I.        1A. PREFIX        1B. SUFFIX
  Mortgage Corporation of America, Inc.
------------------------------------------------------------------------------------------------------------------------------------
1C.  MAILING ADDRESS                                                 1D. CITY, STATE                            1E. ZIP CODE
   23999 Northwestern Highway, Suite 230                             Southfield, MI                             48075
------------------------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR (IF PERSONAL) LAST NAME          FIRST NAME                  M.I.        2A. PREFIX        2B. SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS                                                  2D. CITY, STATE                            2E. ZIP CODE

====================================================================================================================================
3.  SECURED PARTY (IF PERSONAL) LAST NAME             FIRST NAME               M.I.
  Texas Commerce Bank National Association, as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
3A. MAILING ADDRESS                                                  3B. CITY, STATE                            3C. ZIP CODE
   712  Main Street                                                  Houston, TX                                77002
------------------------------------------------------------------------------------------------------------------------------------
4.  ADDITIONAL SECURED PARTY (IF ANY)
------------------------------------------------------------------------------------------------------------------------------------
4A. MAILING ADDRESS                                                4B. CITY, STATE                              4C. ZIP CODE

====================================================================================================================================
5.  ORIGINAL FINANCING STATEMENT NUMBER   5A. ORIGINAL DATE FILED  6. CHECK            THIS FINANCING STATEMENT CHANGE IS TO BE
  96-203345                               October 11, 1996            IF               FILED IN THE REAL ESTATE RECORDS.
                                                                      APPLICABLE  / /  NO. OF ADDITIONAL SHEETS PRESENTED____.
------------------------------------------------------------------------------------------------------------------------------------
7.  A.  / / AMENDMENT - THE FINANCING STATEMENT IS AMENDED AS SET FORTH IN ITEM 8 BELOW. (INSTRUCTION B.7(A))
------------------------------------------------------------------------------------------------------------------------------------
    B.      TOTAL ASSIGNMENT - ALL OF SECURED PARTY'S RIGHTS UNDER THE FINANCING STATEMENT HAVE BEEN ASSIGNED TO THE ASSIGNEE
       /X/  WHOSE NAME AND ADDRESS ARE SET FORTH IN ITEM 8 BELOW. (INSTRUCTION B.7(B))
------------------------------------------------------------------------------------------------------------------------------------
    C.      PARTIAL ASSIGNMENT - SOME OF SECURED PARTY'S RIGHTS HAVE BEEN ASSIGNED TO THE ASSIGNEE SHOWN IN ITEM 8 BELOW.
       / /  (INSTRUCTION B.7(C))
------------------------------------------------------------------------------------------------------------------------------------
    D. / /  CONTINUATION - THE ORIGINAL STATEMENT IS STILL EFFECTIVE. (INSTRUCTION B.7(D))
------------------------------------------------------------------------------------------------------------------------------------
    E. / /  TOTAL RELEASE - THE SECURED PARTY RELEASES ALL OF THEIR INTEREST IN THE COLLATERAL. (INSTRUCTION B.7(E))
------------------------------------------------------------------------------------------------------------------------------------
    F. / /  PARTIAL RELEASE - THE SECURED PARTY RELEASES THE FOLLOWING COLLATERAL DESCRIBED IN ITEM 8 BELOW. (INSTRUCTION B.7(F))
------------------------------------------------------------------------------------------------------------------------------------
    G. / /  TERMINATION - THE SECURED PARTY(IES) OF RECORD NO LONGER CLAIMS A SECURITY INTEREST AND THE FINANCING STATEMENT IS
            TERMINATED. (INSTRUCTION B.7(G))
====================================================================================================================================
8.  Texas Commerce Bank National Association, as agent and representative of Warehouse Lenders under the 10/97 Senior Secured
    Warehouse Credit Agreement, as amended from time to time, including itself, Residential Funding Corporation, Guaranty Federal
    Bank, F.S.B., Bank One, Texas, N.A., The Bank of New York and LaSalle National Bank
    712 Main Street
    Houston, TX 77002




------------------------------------------------------------------------------------------------------------------------------------
9.  SIGNATURE(S)                                                                         THIS SPACE FOR USE OF FILING OFFICER
    OF                                                                                   (DATE, TIME, NUMBER, FILING OFFICER)
    DEBTOR(S)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
    SIGNATURE(S)         TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
    OF
    SECURED PARTY(IES)   as Collateral Agent
--------------------------------------------------------------------------------------

                         By:    [SIG]
======================================================================================
10.  Return copy to:


NAME      James W. Robertson
ADDRESS   Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
CITY      600 Travis Street
STATE     3200 Texas Commerce Tower
ZIP       Houston, TX    77002-3095
====================================================================================================================================
                                         STANDARD FORM - FORM UCC-3 (REV. 9/1/92) (C) 1992 OFFICE OF THE SECRETARY OF STATE OF TEXAS
                                                                                    PRINTED BY JULIUS BLUMBERG, INC., N.Y.C. 10013
                                   (1) FILING OFFICER COPY - NUMERICAL






                        IMPORTANT - READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM - DO NOT DETACH STUB


=======================================                                             THIS STATEMENT IS PRESENTED TO A FILING
---------------------------------------                                             OFFICER FOR FILING PURSUANT TO THE
---------------------------------------                                             UNIFORM COMMERCIAL CODE.
=======================================                                             11.  / / CHECK TO REQUEST SAME DEBTOR
                                                                                         SEARCH CERTIFICATE (INSTRUCTION B.11)
------------------------------------------------------------------------------------------------------------------------------------
1.  DEBTOR (IF PERSONAL) LAST NAME                    FIRST NAME                  M.I.        1A. PREFIX        1B. SUFFIX
  MCA Mortgage Corporation
------------------------------------------------------------------------------------------------------------------------------------
1C.  MAILING ADDRESS                                                 1D. CITY, STATE                            1E. ZIP CODE
   23999 Northwestern Highway, Suite 230                             Southfield, MI                             48075
------------------------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR (IF PERSONAL) LAST NAME          FIRST NAME                 M.I.        2A. PREFIX        2B. SUFFIX

------------------------------------------------------------------------------------------------------------------------------------
2C. MAILING ADDRESS                                                  2D. CITY, STATE                            2E. ZIP CODE

====================================================================================================================================
3.  SECURED PARTY (IF PERSONAL) LAST NAME             FIRST NAME               M.I.
  Texas Commerce Bank National Association, as Collateral Agent
------------------------------------------------------------------------------------------------------------------------------------
3A. MAILING ADDRESS                                                  3B. CITY, STATE                            3C. ZIP CODE
   712  Main Street                                                  Houston, TX                                77002
------------------------------------------------------------------------------------------------------------------------------------
4.  ADDITIONAL SECURED PARTY (IF ANY)
------------------------------------------------------------------------------------------------------------------------------------
4A. MAILING ADDRESS                                                4B. CITY, STATE                              4C. ZIP CODE

====================================================================================================================================
5.  ORIGINAL FINANCING STATEMENT NUMBER   5A. ORIGINAL DATE FILED  6. CHECK            THIS FINANCING STATEMENT CHANGE IS TO BE
  96-203344                               October 11, 1996            IF               FILED IN THE REAL ESTATE RECORDS.
                                                                      APPLICABLE  / /  NO. OF ADDITIONAL SHEETS PRESENTED____.
------------------------------------------------------------------------------------------------------------------------------------
7.  A.  / / AMENDMENT - THE FINANCING STATEMENT IS AMENDED AS SET FORTH IN ITEM 8 BELOW. (INSTRUCTION B.7(A))
------------------------------------------------------------------------------------------------------------------------------------
    B.      TOTAL ASSIGNMENT - ALL OF SECURED PARTY'S RIGHTS UNDER THE FINANCING STATEMENT HAVE BEEN ASSIGNED TO THE ASSIGNEE
       /X/  WHOSE NAME AND ADDRESS ARE SET FORTH IN ITEM 8 BELOW. (INSTRUCTION B.7(B))
------------------------------------------------------------------------------------------------------------------------------------
    C.      PARTIAL ASSIGNMENT - SOME OF SECURED PARTY'S RIGHTS HAVE BEEN ASSIGNED TO THE ASSIGNEE SHOWN IN ITEM 8 BELOW.
       / /  (INSTRUCTION B.7(C))
------------------------------------------------------------------------------------------------------------------------------------
    D. / /  CONTINUATION - THE ORIGINAL STATEMENT IS STILL EFFECTIVE. (INSTRUCTION B.7(D))
------------------------------------------------------------------------------------------------------------------------------------
    E. / /  TOTAL RELEASE - THE SECURED PARTY RELEASES ALL OF THEIR INTEREST IN THE COLLATERAL. (INSTRUCTION B.7(E))
------------------------------------------------------------------------------------------------------------------------------------
    F. / /  PARTIAL RELEASE - THE SECURED PARTY RELEASES THE FOLLOWING COLLATERAL DESCRIBED IN ITEM 8 BELOW. (INSTRUCTION B.7(F))
------------------------------------------------------------------------------------------------------------------------------------
    G. / /  TERMINATION - THE SECURED PARTY(IES) OF RECORD NO LONGER CLAIMS A SECURITY INTEREST AND THE FINANCING STATEMENT IS
            TERMINATED. (INSTRUCTION B.7(G))
====================================================================================================================================
8.  Texas Commerce Bank National Association, as agent and representative of Warehouse Lenders under the 10/97 Senior Secured
    Warehouse Credit Agreement, as amended from time to time, including itself, Residential Funding Corporation, Guaranty Federal
    Bank, F.S.B., Bank One, Texas, N.A., The Bank of New York and LaSalle National Bank
    712 Main Street
    Houston, TX 77002




------------------------------------------------------------------------------------------------------------------------------------
9.  SIGNATURE(S)                                                                         THIS SPACE FOR USE OF FILING OFFICER
    OF                                                                                   (DATE, TIME, NUMBER, FILING OFFICER)
    DEBTOR(S)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
    SIGNATURE(S)         TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
    OF
    SECURED PARTY(IES)   as Collateral Agent
--------------------------------------------------------------------------------------

                         By:    [SIG]
======================================================================================
10.  Return copy to:


NAME      James W. Robertson
ADDRESS   Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
CITY      600 Travis Street
STATE     3200 Texas Commerce Tower
ZIP       Houston, TX    77002-3095
====================================================================================================================================
                                         STANDARD FORM - FORM UCC-3 (REV. 9/1/92) (C) 1992 OFFICE OF THE SECRETARY OF STATE OF TEXAS
                                                                                    PRINTED BY JULIUS BLUMBERG, INC., N.Y.C. 10013
                                   (1) FILING OFFICER COPY - NUMERICAL




